The information in this Prospectus Supplement and the accompanying Prospectus is not complete and may be changed. This Prospectus Supplement and the accompanying Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                                      Filed Pursuant to Rule 497
                                          Registration Statement No.  333-112862


                  SUBJECT TO COMPLETION, DATED JUNE 14, 2004


PRELIMINARY PROSPECTUS SUPPLEMENT
(To Prospectus dated June 2, 2004)



                               2,500,000 Shares

                              [GRAPHIC OMITTED]

                         HARRIS & HARRIS GROUP, INC.


                                 Common Stock

         We are offering for sale 2,500,000 shares of our Common Stock. Our Common Stock is traded on the Nasdaq National Market under the symbol "TINY." The last reported sale price for our Common Stock on June 10, 2004 was $12.85 per share.

         You should review the information set forth under "Risk Factors" on page 7 of the accompanying Prospectus and page S-3 of the Prospectus Supplement before investing in our Common Stock.

                                                                         Per Share             Total
                                                                         ---------             -----

Public offering price.............................................  $                    $
Underwriting discounts and commissions............................  $                    $
Proceeds, before expenses, to the Company.........................  $                    $


         You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our Common Stock and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

         Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

         The underwriters may also purchase up to an additional 375,000 shares of our Common Stock from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 30 days of the date of this Prospectus Supplement. The shares of Common Stock will be
ready for delivery on or about           , 2004.






ThinkEquity Partners LLC                                  Punk, Ziegel & Company

         You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

         In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, "Harris & Harris," "Company," "us," "our" and "we" refer to Harris & Harris Group, Inc. This Prospectus Supplement also includes trademarks owned by other persons.


                              -------------------



                               TABLE OF CONTENTS


                             Prospectus Supplement
                                                                                                               Page

TABLE OF FEES AND EXPENSES......................................................................................S-1
USE OF PROCEEDS.................................................................................................S-2
PRICE RANGE OF COMMON STOCK.....................................................................................S-3
RISK FACTOR.....................................................................................................S-3
UNDERWRITING....................................................................................................S-4
LEGAL MATTERS...................................................................................................S-5
RECENT DEVELOPMENTS.............................................................................................S-5
                                  Prospectus

PROSPECTUS SUMMARY................................................................................................1
TABLE OF FEES AND EXPENSES........................................................................................5
INCORPORATION BY REFERENCE........................................................................................6
RISK FACTORS......................................................................................................7
FORWARD-LOOKING INFORMATION......................................................................................14
USE OF PROCEEDS..................................................................................................14
PRICE RANGE OF COMMON STOCK......................................................................................15
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS............................16
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA  BALANCE SHEET DATA...............................................18
BUSINESS.........................................................................................................29
GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES...................................................................34
DETERMINATION OF NET ASSET VALUE.................................................................................39
INVESTMENT POLICIES..............................................................................................41
MANAGEMENT OF THE COMPANY........................................................................................48
DIVIDENDS AND DISTRIBUTIONS......................................................................................61
TAXATION.........................................................................................................62
CERTAIN GOVERNMENT REGULATIONS...................................................................................65
CAPITALIZATION...................................................................................................67
PLAN OF DISTRIBUTION.............................................................................................68
LEGAL MATTERS....................................................................................................69
EXPERTS..........................................................................................................69
CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS.........................................................................69
FURTHER INFORMATION..............................................................................................70
PRIVACY PRINCIPLES OF THE COMPANY................................................................................70
APPENDIX A:       Consolidated Financial Statements and Supplementary Data......................................A-1

                     [This Page Intentionally Left Blank]

                          TABLE OF FEES AND EXPENSES

         The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Stock. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.


Shareholder Transaction Expenses
     Sales Load (as a percentage of offering price)                                                    6.00%
     Offering Expenses (as a percentage of offering price)                                             1.92
Annual Expenses (as a percentage of net assets attributable to Common Stock)
     Management Fees(1)                                                                                 N/A
     Other Expenses(2)
         Salaries and Benefits(3)(4)(5)                                                                2.61%
         Administration and Operations(6)                                                              1.18
         Professional Fees                                                                             0.36
Total Annual Expenses (7)                                                                              4.15%

-------------------------------
(1) The Company has no external management fees because it is internally managed.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) We have an Employee Profit-Sharing Plan that provides for profit sharing equal to 20% of the net after-tax income we realize as reflected on our Consolidated Statement of Operations for each year, less non-qualifying gains, if any. Under the Employee Profit-Sharing Plan, the net income we realize includes investment income, gains and losses we realize and operating expenses (including taxes paid or payable by us), but does not include dividends paid or distributions made to shareholders, payments under the plan, gains and losses we have not realized and loss carryovers from other years. The portion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered non-qualifying gain. At December 31, 2003, we did not have realized net income for that year and accordingly the expense accrual associated with this liability for 2003 was $0 or 0% of net assets. Under no circumstances may this expense exceed 20% of the net after-tax income we realize.

(4) We established a Mandatory Retirement Plan on March 20, 2003. In conjunction with this plan, we are required to provide to one employee, our President, Chief Operating Officer and Chief Financial Officer, a retirement benefit that has an estimated present value of $450,000. We are amortizing the expense of this benefit through December 31, 2004 in the amounts of $225,000 in 2003 and $225,000 in 2004.

(5) Our President, Chief Operating Officer and Chief Financial Officer is scheduled to retire on December 31, 2004, pursuant to the Mandatory Retirement Plan. His salary and non-continuing benefits in 2004, including the amortization of his retirement benefit, will total approximately $517,300, or 0.70 % of net assets attributable to Common Stock.

(6) "Administration and Operations" include expenses incurred for administration, operations, rent, directors' fees and expenses, depreciation and custodian fees.

(7) Total annual expenses after December 31, 2004 will not include $517,300 for our President, Chief Operating Officer and Chief Financial Officer, but will include a $100,000 increase in annual salary for Douglas W. Jamison, a Vice President of the Company who has been designated by the Board of Directors to replace our current President, Chief Operating Officer and Chief Financial Officer as of January 1, 2005, and to receive an increase in annual salary of $100,000 at that time.

Example

         The following examples illustrate the dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock. These amounts are based upon payment by us of expenses at levels set forth in the above table, which include $517,300 of remuneration and non-continuing benefits for our President, Chief Operating Officer and Chief Financial Officer in the first year.

         You would pay the following expenses on a $10,000 investment, assuming a 5% annual return:


          1 Year                      3 Years                    5 Years                   10 Years
          ------                      -------                    -------                   --------
          $1,175                      $1,892                     $2,626                     $4,538

         The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of our Common Stock. The above example should not be considered a representation of future expenses, and actual expenses and annual rates of return may be more or less than those assumed for purposes of the example. The foregoing table does not include the expenses of our Employee Profit Sharing plan, which would increase the amounts shown in the table if we achieved returns in excess of our expenses.

                                USE OF PROCEEDS

         We estimate the total net proceeds of the offering to be $29,580,700 ($34,017,805 if the over-allotment option is exercised), based on the assumed public offering price of $12.85 per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

         We expect to invest or reserve for potential follow-on investment the net proceeds of the offering within two years from the completion of the offering. Reserves for follow-on investments referred to above in any particular initial investment may be no more than the greater of twice the investment to date or five times the initial investment in the case of seed-stage investments. Although we intend to make our initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing portfolio companies involved in other technologies. Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government owned corporation, which are likely to yield less than our operating expense ratio. We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments. If we pay operating expenses from the proceeds, it will reduce the net proceeds of the offering that we will have available for investment.

                          PRICE RANGE OF COMMON STOCK

         The following table sets forth for the quarters indicated, the high and low sale prices on the Nasdaq National Market per share of our Common Stock and the net asset value and the premium or discount from net asset value per share at which the shares of Common Stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

                                                                                        Premium or Discount as a
                                       Market Price            Net Asset Value                 % of NAV
                                   -------------------      ("NAV") Per Share at        ------------------------
         Quarter Ended              High          Low          End of Period             High              Low
---------------------------------------------------------------------------------------------------------------
March 31, 2000                     $35.75        $9.00              $5.08               603.7%            77.2%
June 30, 2000                       18.50         5.13               3.88               376.8             32.2
September 30, 2000                  10.75         5.50               4.64               131.7             18.5
December 31, 2000                    7.13         2.25               3.51               103.1            (35.9)

March 31, 2001                       4.25         2.06               3.09                37.5            (33.3)
June 30, 2001                        3.29         2.01               3.29                 0.0            (38.9)
September 30, 2001                   2.86         1.60               2.92                (2.1)           (45.2)
December 31, 2001                    2.33         1.55               2.75               (15.3)           (43.6)

March 31, 2002                       5.50         1.80               2.63               109.1            (31.6)
June 30, 2002                        5.10         2.74               2.68                90.3              2.2
September 30, 2002                   2.99         2.00               2.61                14.6            (23.4)
December 31, 2002                    2.50         1.85               2.37                 5.5            (21.9)

March 31, 2003                       3.99         2.36               2.26                76.5              4.4
June 30, 2003                        7.95         2.71               2.22               258.1             22.1
September 30, 2003                   9.49         4.47               2.11               349.8            111.8
December 31, 2003                   12.29         6.18               2.95               316.6            109.5

March 31, 2004                      20.70        11.47               3.01               587.7            281.1
Second Quarter
-------------------------------
     through June 10, 2004          13.26        12.74               -                    -                -



         The last reported price for our Common Stock on June 10, 2004 was $12.85 per share.

                                  RISK FACTOR

         On March 31, 2004, our net asset value per share was $3.01. Assuming that we sell 2,500,000 shares in the offering at prices above $3.01, the shares you purchase will have a net asset value of less than the price you paid in the offering. This difference will be greater as the offering price increases. For example, if the shares are sold at $11.00, $13.00 or $15.00, the net asset value per share as of March 31, 2004 after giving effect to the offering would be approximately $4.09, $4.38, $4.67, resulting in a difference to you of $6.91, $8.62 or $10.33 per share, respectively.


                                 UNDERWRITING

         Subject to the terms and conditions of an underwriting agreement dated , 2004, each of the underwriters named below have agreed to purchase from us the number of shares of Common Stock set forth opposite its name below:

                                                                    Number of
Underwriters                                                          Shares
------------                                                          ------
ThinkEquity Partners LLC.........................................
Punk, Ziegel & Company, L.P......................................    _________
   Total.........................................................    2,500,000


         The underwriting agreement provides that the several obligations of the underwriters are subject to certain conditions precedent, including the absence of any significant negative change in our business and the receipt of certain certificates, opinions and letters from us and our attorneys and registered public accounting firm. The nature of the underwriters' Obligation is such that they are committed to purchase all shares of Common Stock offered hereby if any of the shares are purchased.

         We have granted the underwriters the option, exercisable for 30 days after the date of this Prospectus Supplement, to purchase up to an aggregate of 375,000 shares of our Common Stock at the public offering price, less the underwriting discounts and commissions set forth on the cover page of this Prospectus Supplement. The underwriters may exercise this option solely to cover unfilled customer orders, if any, in connection with the sale of our Common Stock.

         The following table summarizes the underwriting discounts and commissions to be paid by us to the underwriters for each share of our Common Stock. This information is presented assuming either no exercise or full exercise of the underwriters' option to purchase additional shares of our Common Stock.

                                           Paid by Harris & Harris Group, Inc.
                                           -----------------------------------
                                             No Exercise      Full Exercise
                                             -----------      -------------
    Per Share............................         $                 $
       Total.............................         $                 $


         We have been advised that the underwriters propose to offer the shares of Common Stock to the public at the public offering price set forth on the cover page of this Prospectus Supplement and to some dealers at that price less a concession not in excess of $ per share. The underwriters may allow a concession not in excess of $ per share to certain other dealers. The offering of the shares of Common Stock is made for delivery when, as and if accepted by the underwriters and subject to prior sale and to withdrawal, cancellation or modification of this offering without notice. The underwriters reserve the right to reject an order for the purchase of shares in whole or in part.

         We and our most senior executive officers have agreed that for a period of 90 days after the date of this Prospectus Supplement, we and they will not, without the prior written consent of ThinkEquity Partners LLC, directly or indirectly: offer, sell, contract to sell or otherwise dispose of, any shares of our Common Stock, or any securities convertible into or exercisable or exchangeable for shares of our Common Stock, or grant any rights, options or warrants to purchase shares of our Common Stock; provided, that following the sale by each underwriter of its allotment of shares, we may, without the prior written consent of the underwriters, sell shares of Common Stock that are registered under the Registration Statement and the accompanying Prospectus but are not being sold pursuant to this Prospectus Supplement.

         In connection with this offering, the underwriters may purchase and sell shares of Common Stock in the open market. These transactions may include short sales and stabilizing transactions. Short sales involve sales of Common Stock in excess of the number of shares to be purchased by the underwriters in this offering, which creates a short position. "Covered" short sales are sales of shares made in an amount up to the number of shares represented by the underwriters' over-allotment option. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered short position involve either purchases in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of Common Stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for, or purchases of, shares in the open market while the offering is in progress.

         The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriter a portion of the underwriting discount received by it because the underwriters have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

         These activities by the underwriters may stabilize, maintain or otherwise affect the market price of the Common Stock. As a result, the price of the Common Stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriter without notice at any time. These transactions may be effected on the Nasdaq National Market, or otherwise.

         We have agreed to indemnify each of the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments which such underwriters may be required to make in respect thereof.

                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, our special counsel in connection with the offering of Common Stock. Certain legal matters in connection with this offering will be passed upon for the underwriters by Greenberg Traurig LLP, Miami, Florida.

                              RECENT DEVELOPMENTS

         On June 10, 2004, the board of directors changed the composition of the Pricing Committee. The members of the Pricing Committee now are Mr. Harris (Chairman), Dr. Bardin, Mr. Parsells and Mr. Fletcher.

                    [This Page is Intentionally Left Blank]

                              [GRAPHIC OMITTED]

                         HARRIS & HARRIS GROUP, INC.

                               7,000,000 Shares

                                 Common Stock

         Harris & Harris Group, Inc. is a venture capital business development company that operates as a non-diversified business development company under the Investment Company Act of 1940. We may offer, from time to time, up to 7,000,000 shares of our common stock, $0.01 par value per share ("Common Stock"), in one or more offerings. The Common Stock may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). The offering price per share of our Common Stock less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock at the time we make the offering. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Common Stock.

         Our Common Stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Common Stock, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters or the basis upon which such amount may be calculated. We may not sell any of our Common Stock through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Common Stock. Our Common Stock is listed on the Nasdaq National Market under the symbol "TINY." On June 1, 2004, the last reported sale price of our Common Stock was $14.65.

         An Investment in the Securities Offered in this Prospectus Involves a High Degree of Risk. You Should Consider Investing in Us Only if You Are Capable of Sustaining the Loss of Your Entire Investment. See "Risk Factors" Beginning on Page 7.

         This Prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this Prospectus before deciding whether to invest in our Common Stock and retain it for future reference. Material that has been incorporated by reference and other information about us can be obtained from the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

         Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.

         This Prospectus may not be used to consummate sales of Common Stock by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

         The date of the Prospectus is June 2, 2004.

                     [This Page Intentionally Left Blank]

         You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

         In this Prospectus, unless otherwise indicated, "Harris & Harris," "Company," "us," "our" and "we" refer to Harris & Harris Group, Inc. This Prospectus also includes trademarks owned by other persons.



                              -------------------

                               TABLE OF CONTENTS
                                                                                                                Page

PROSPECTUS SUMMARY................................................................................................1
TABLE OF FEES AND EXPENSES........................................................................................5
INCORPORATION BY REFERENCE........................................................................................6
RISK FACTORS......................................................................................................7
FORWARD-LOOKING INFORMATION......................................................................................14
USE OF PROCEEDS..................................................................................................14
PRICE RANGE OF COMMON STOCK......................................................................................15
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS............................16
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA...................................................................18
BUSINESS.........................................................................................................29
GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES...................................................................34
DETERMINATION OF NET ASSET VALUE.................................................................................39
INVESTMENT POLICIES..............................................................................................41
MANAGEMENT OF THE COMPANY........................................................................................48
DIVIDENDS AND DISTRIBUTIONS......................................................................................61
TAXATION.........................................................................................................62
CERTAIN GOVERNMENT REGULATIONS...................................................................................65
CAPITALIZATION...................................................................................................67
PLAN OF DISTRIBUTION.............................................................................................68
LEGAL MATTERS....................................................................................................69
EXPERTS..........................................................................................................69
CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS.........................................................................69
FURTHER INFORMATION..............................................................................................70
PRIVACY PRINCIPLES OF THE COMPANY................................................................................70


                     [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------





                              PROSPECTUS SUMMARY

         This summary highlights information that is described more fully elsewhere in this Prospectus and in the documents to which we have referred. It may not contain all of the information that is important to you. To understand the offering fully, you should read the entire document carefully, including the risk factors beginning on page 7.

Our Business

         Harris & Harris Group, Inc. is a venture capital company specializing in tiny technology that operates as a non-diversified business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act. For tax purposes, we operate as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, which we refer to as the Code. Our investment objective is to achieve long-term capital appreciation, rather than current income, by making venture capital investments in early-stage companies. Our approach is comprised of a patient examination of available early stage opportunities, through due diligence and close involvement with management.

         We make initial venture capital investments exclusively in "tiny technology," which we define as microsystems, microelectromechanical systems (which we refer to as MEMS) and nanotechnology. We consider a company to be a tiny technology company if the company employs intellectual property which we consider to be at the microscale or smaller and which is material to its business plan. Our portfolio includes non-tiny technology investments made prior to 2001, and we may make follow-on investments in either tiny or non-tiny technology companies. By making these investments, we seek to provide our shareholders with an increasingly specific focus on tiny technology through a portfolio of venture capital investments that address a variety of markets and products. We believe that we are the only publicly traded U.S. venture capital company specializing in tiny technology.

         Tiny technology is multidisciplinary and widely applicable, and it incorporates technology that is significantly smaller than is currently in general use. Microsystems are measured in micrometers, which are units of measurement in millionths of a meter. Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter. Because it is a new field, tiny technology has significant scientific, engineering and commercialization risks. See "Business" and "Risk Factors."

         As a venture capital company, we make it possible for our investors to participate at an early stage in this emerging field while our portfolio companies are still private. By making investments in companies that control intellectual property relevant to tiny technology, we are building a portfolio that we believe will be difficult to replicate in the future, as we believe it will likely become increasingly difficult to create new intellectual property in tiny technology. To the investor, we offer:

          o a portfolio consisting of investments that are generally available only to a small, highly specialized group of investors;

          o a team of professionals including four full time members of management, each of whom are designated as Managing Directors and vote on all purchases and sales of private equity investments, Charles E. Harris, Mel P. Melsheimer, Daniel V. Leff and Douglas W. Jamison, and two directors who are also consultants, Dr. Kelly S. Kirkpatrick and Lori D. Pressman, who collectively have expertise in venture capital investing, intellectual property and nanotechnology to evaluate and monitor investments;

          o the opportunity to benefit from our experience in a new field expected to permeate a variety of industries; and

          o through the ownership of our publicly traded shares, a measure of liquidity not available in typical underlying venture capital portfolio investments.

         The number of tiny technology investment opportunities available to us has increased over the past two years, through both new opportunities and opportunities for follow-on investments in our existing portfolio companies. We believe that our expertise and record of prior investments in tiny technology are likely to lead us to additional tiny technology investment opportunities in the future. We intend to use the net proceeds of this offering to:

          o increase our capital in order to take advantage of these investment opportunities;

          o increase the types of tiny technology companies in our portfolio;

          o increase the percentage of our total assets invested in tiny technology;

          o lower our expenses as a percentage of assets and otherwise achieve certain economies and advantages of scale in our operations since our costs are primarily fixed. Therefore, as our assets increase by the net proceeds of this offering, those fixed costs will represent a smaller percentage of our assets; and

          o pay operating expenses, including due diligence expenses on potential investments.

We identify investment opportunities primarily through four channels:

          o    our involvement in the field of tiny technology;

          o research universities that seek to transfer their scientific discoveries to the private sector;

          o    other venture capital companies seeking co-investors; and

          o direct calls and business plan submissions by companies, business incubators and individuals seeking venture capital.

         Since registering as an investment company in 1992, we have invested in a variety of industries. In 1994, we invested in our first tiny technology company, Nanophase Technologies Corporation. In 1995, we elected to be regulated as a business development company. Recognizing the potential of tiny technology, we continued to monitor developments in the field, and since 2001, we have made tiny technology our exclusive focus for initial investments. Since August 2001, all 15 of our initial investments have been in companies involved in the development of products and technologies based on tiny technology.

         Our portfolio now includes a total of 19 companies, 14 of which we consider to be involved in tiny technology. We are an internally managed investment company; that is, our officers and employees, rather than an investment adviser, manage our operations under the general supervision of our board of directors.

         As is usual in the venture capital industry, our venture capital investments are generally in convertible preferred stock, which is usually the most senior security in a portfolio company's equity capital structure until the company has substantial revenues, and which gives us seniority over the holders of Common Stock (usually the founders) while preserving fully our participation in the upside potential of the portfolio company through the conversion feature and, in many cases, a dividend right payable in kind (which increases our participation in the portfolio company) or potentially in cash. In-kind distributions are primarily made in additional shares of convertible preferred stock, and we would expect to continue to invest in convertible preferred shares even if a portfolio company were to issue debt securities.

Tiny Technology

         Tiny technology is neither an industry nor a single technology, but a variety of enabling technologies with critical dimensions below 100 micrometers. Tiny technology manifests itself in tools, materials and devices that address broad markets, including instrumentation, electronics, photonics, computing, medical devices, pharmaceutical manufacturing, drug delivery and drug discovery. The development and commercialization of tiny technology often require the integration of multiple disciplines, including biology, physics, chemistry, material sciences, computer science and the engineering sciences.

         Examples of tiny technology-enabled products currently on the market are quite diverse. They include accelerometers used in automobiles to sense impact and deploy airbags, cosmetics with ingredients that block ultraviolet light but that are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces and fast acting painkillers.

         Within tiny technology, microsystems and MEMS both refer to materials, devices and processes that are on a micrometer size scale. A micrometer, which is also referred to as a micron, is 0.000001 meter, or one millionth of a meter. In practice, any device from 100 microns down to 0.1 micron in size may be considered "micro." Nanotechnology refers to materials, devices and processes with critical dimensions below 0.1 micron, equal to 100 nanometers. A nanometer is 0.000000001 meter, or one billionth of a meter. It is at the scale below 100 nanometers, the nanoscale, that quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow previously unattainable material and device performance.

         Although the practical application of tiny technology requires great expertise to implement in manufacturing processes, we believe that tiny technology's broad applicability presents significant and diverse market opportunities.

Risk Factors

         Set forth below is a summary of certain risks that you should carefully consider before investing in us through the offering. See "Risk Factors" below for a more detailed discussion of the risks in investing in our Common Stock.

          o Investing in small, private companies involves a high degree of risk and is highly speculative.

          o We may invest in companies working with technologies or intellectual property which currently has few or no proven commercial applications.

          o We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

          o Unfavorable economic conditions could impair our ability to engage in liquidity events.

          o Because there is generally no established market in which to value our investments, our valuation committee's value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

          o Because we are a non-diversified company with a relatively concentrated portfolio, the value of our business is subject to greater volatility than the value of companies with more broadly diversified investments.

          o Approximately 32% of the net asset value attributable to our venture capital investment portfolio, or 16% of our net asset value, as of March 31, 2004, is concentrated in one company, NeuroMetrix, Inc., which is not a tiny technology company.

          o Approximately 36% of the net asset value attributable to our venture capital investment portfolio, or 19% of our net asset value, as of March 31, 2004, is invested in venture capital investments which are not tiny technology companies.

          o Bank borrowing or the issuance of debt securities or preferred stock by us to fund investments in portfolio companies or to fund our operating expenses would make our total return to common shareholders more volatile. The use of debt would leverage our available common equity capital, magnifying the impact of changes in the value of our investment portfolio on our net asset value. In addition, the cost of debt or preferred stock financing may exceed the return on the assets the proceeds are used to acquire, in which case the use of leverage will have an adverse impact on the holders of our Common Stock.

          o Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

          o Our shares might trade at a discount from net asset value or at premiums that are unsustainable over the long term and currently trade at a substantial premium over net asset value that may not be sustainable over the long term.

Other Information

         Our website is www.TinyTechVC.com and is not incorporated by reference into this Prospectus. We make available free of charge through our website the following materials (which are not incorporated by reference unless specifically stated in this Prospectus) as soon as reasonably practicable after filing or furnishing them to the SEC:

          o    our annual report on Form 10-K;

          o    our quarterly reports on Form 10-Q;

          o    our current reports on Form 8-K; and

          o    amendments to those reports.

The Offering

Common Stock offered.....................        We may offer, from time to time, up to a total of 7,000,000 shares of our Common Stock on terms to be determined at the time of the offering. Our Common Stock may be offered at prices and on terms to be set forth in one or more Prospectus Supplements.  The offering price per share of our Common Stock before any
                                                 underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock.

Use of proceeds..........................        Although we will make initial investments exclusively in tiny technology, we can make follow-on investments in non-tiny
                                                 technology companies currently in our portfolio.  Further, while considering venture capital investments, we may invest the proceeds in U.S. government and government agency securities, which are likely to yield less than our operating expense ratio.
                                                 We expect to invest or reserve for potential follow-on investment the net proceeds of any sale of shares under this Prospectus within two years from the completion of such sales.  We may also use the proceeds of this offering for operating expenses,
                                                 including due diligence expenses on potential investments.
                                                 Reserves for follow-on investments referred to above in any particular portfolio holding may be no more than the greater of twice the investment to date in that portfolio holding or five times the initial investment in the case of seed-stage
                                                 investments.
Nasdaq National Market
symbol...................................        TINY

                          TABLE OF FEES AND EXPENSES

         The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Stock. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses
     Sales Load(1) (as a percentage of offering price)                                   0.00%
     Offering Expenses (as a percentage of offering price)                               0.60
Annual Expenses (as a percentage of net assets attributable to Common Stock)
     Management Fees(2)                                                                   N/A
     Other Expenses(3)
         Salaries and Benefits(4)(5)(6)                                                  1.36%
         Administration and Operations(7)                                                 .61
         Professional Fees                                                                .18
Total Annual Expenses (8)                                                                2.15%
-------------------------------

(1) In the event that the shares of Common Stock to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose the sales load.

(2) The Company has no external management fees because it is internally managed.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) We have an Employee Profit-Sharing Plan that provides for profit sharing equal to 20% of the net after-tax income we realize as reflected on our Consolidated Statement of Operations for each year, less non-qualifying gains, if any. Under the Employee Profit-Sharing Plan, the net income we realize includes investment income, gains and losses we realize and operating expenses (including taxes paid or payable by us), but does not include dividends paid or distributions made to shareholders, payments under the plan, gains and losses we have not realized and loss carryovers from other years. The portion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered non-qualifying gain. At December 31, 2003, we did not have realized net income for that year and accordingly the expense accrual associated with this liability for 2003 was $0 or 0% of net assets. Under no circumstances may this expense exceed 20% of the net after-tax income we realize.

(5) We established a Mandatory Retirement Plan on March 20, 2003. In conjunction with this plan, we are required to provide to one employee, our President, Chief Operating Officer and Chief Financial Officer, a retirement benefit that has an estimated present value of $450,000. We are amortizing the expense of this benefit through December 31, 2004 in the amounts of $225,000 in 2003 and $225,000 in 2004.

(6) Our President, Chief Operating Officer and Chief Financial Officer is scheduled to retire on December 31, 2004, pursuant to the Mandatory Retirement Plan. His salary and non-continuing benefits in 2004, including the amortization of his retirement benefit, will total approximately $517,300, or 0.36% of net assets attributable to Common Stock.

(7) "Administration and Operations" include expenses incurred for administration, operations, rent, directors' fees and expenses, depreciation and custodian fees.

(8) Total annual expenses after December 31, 2004 will not include $517,300 for our President, Chief Operating Officer and Chief Financial Officer, but will include a $100,000 increase in annual salary for Douglas W. Jamison, a Vice President of the Company who has been designated by the Board of Directors to replace our current President, Chief Operating Officer and Chief Financial Officer as of January 1, 2005, and to receive an increase in annual salary of $100,000 at that time.

Example

         The following examples illustrate the dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock. These amounts are based upon payment by us of expenses at levels set forth in the above table, which include $517,300 of remuneration and non-continuing benefits for our President, Chief Operating Officer and Chief Financial Officer in the first year.

         You would pay the following expenses on a $10,000 investment, assuming a 5% annual return:


          1 Year                      3 Years                    5 Years                   10 Years
          ------                      -------                    -------                   --------
           $277                        $695                      $1,138                     $2,369

         The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of our Common Stock. The above example should not be considered a representation of future expenses, and actual expenses and annual rates of return may be more or less than those assumed for purposes of the example. The foregoing table does not include the expenses of our Employee Profit Sharing plan, which would increase the amounts shown in the table if we achieved returns in excess of our expenses.

                          INCORPORATION BY REFERENCE

          The financial statements for the fiscal years ended December 31, 2003, 2002 and 2001 and the fiscal periods ended March 31, 2004 and 2003 and the financial statements for each fiscal period ended thereafter have been incorporated by reference into the Prospectus from the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each of which either accompanies this Prospectus or has previously been provided to the person to whom this Prospectus is being sent. We will furnish, without charge, a copy of such financial statements upon request by writing to 111 West 57th Street, Suite 1100, New York, New York 10019, Attention: Investor Relations, or calling 212-582-0900.

                                 RISK FACTORS

         Investing in our Common Stock involves a number of significant risks relating to our business and investment objective. You should carefully consider the risks and uncertainties described below before you purchase any of our Common Stock. These risks and uncertainties are not the only ones we face. Unknown additional risks and uncertainties, or ones that we currently consider immaterial, may also impair our business. If any of these risks or uncertainties materialize, our business, financial condition or results of operations could be materially adversely affected. In this event, the trading price of our Common Stock could decline, and you could lose all or part of your investment.

Risks related to the companies in our portfolio.

         Investing in small, private companies involves a high degree of risk and is highly speculative.

         We have invested a substantial portion of our assets in privately held development stage or start-up companies. These businesses tend to lack management depth, to have limited or no history of operations and to have not attained profitability. Tiny technology companies are especially risky, involving scientific, technological and commercialization risks. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments are likely to be complete losses or unprofitable, and some will never realize their potential. We have been and will continue to be risk seeking rather than risk averse in our approach to venture capital and other investments. Neither our investments nor an investment in our Common Stock is intended to constitute a balanced investment program.

         We may invest in companies working with technologies or intellectual property that currently have few or no proven commercial applications.

         Nanotechnology, in particular, is a developing area of technology, of which much of the future commercial value is unknown, difficult to estimate and subject to widely varying interpretations. There are as of yet relatively few nanotechnology products commercially available. The timing of additional future commercially available nanotechnology products is highly uncertain.

         Our portfolio companies working with tiny technology may be particularly susceptible to intellectual property litigation.

         Research and commercialization efforts in tiny technology are being undertaken by a wide variety of government, academic and private corporate entities. As additional commercially viable applications of tiny technology begin to emerge, ownership of intellectual property on which these products are based may be contested. Any litigation over the ownership of, or rights to, any of our portfolio companies' technologies or products would have a material adverse effect on those companies' values and may have a material adverse effect on the value of our Common Stock.

         Our portfolio companies may not successfully market their products.

         Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive, rapidly changing and especially sensitive to adverse general economic conditions. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

         Unfavorable economic conditions could result in the inability of our portfolio companies to access additional capital, leading to financial losses in our portfolio.

         Most of the companies in which we have made or will make investments are susceptible to economic slowdowns or recessions. An economic slowdown or adverse capital or credit market conditions may affect the ability of a company in our portfolio to raise additional capital from venture capital or other sources or to engage in a liquidity event such as an initial public offering or merger. These conditions may lead to financial losses in our portfolio, which could have a material adverse effect on the value of our Common Stock.

         The value of our portfolio and the value of our Common Stock could be adversely affected if the technologies utilized by our portfolio companies are found to cause health or environmental risks.

         Our portfolio companies work with new technologies, which could have potential environmental and health impacts. Tiny technology in general and nanotechnology in particular are currently the subject of health and environmental impact research. If health or environmental concerns about tiny technology or nanotechnology were to arise, our portfolio companies may incur additional research, legal and regulatory expenses, might have difficulty raising capital or could be forced out of business. Such adverse health and environmental effects would have an adverse effect on the value of our portfolio and on the value of our Common Stock.


Risks related to the illiquidity of our investments.

         We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

         Most of our investments are or will be equity or equity-linked securities acquired directly from small companies. These equity securities are generally subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio of equity securities may adversely affect our ability to dispose of these securities at times when it may be advantageous for us to liquidate these investments. We may never be able to dispose of these securities.

         Unfavorable economic conditions could impair our ability to engage in liquidity events.

         Our business of making private equity investments and positioning our portfolio companies for liquidity events may be adversely affected by current and future capital markets and economic conditions. The public equity markets currently provide less opportunity for liquidity events than at times in the past when there was more robust demand for initial public offerings, even for more mature technology companies than those in which we typically invest. The potential for public market liquidity could further decrease and could lead to an inability to realize potential gains or could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Recent government reforms affecting stock markets, investment banks and securities research practices may make it more difficult for privately held companies to complete successful initial public offerings of their equity securities. Slowdowns in initial public offerings also have an adverse effect on the frequency and valuations of acquisitions of privately held companies. The lack of opportunities to sell investments in privately held companies also has an adverse effect on the ability of these companies to raise capital from private sources.

         Even if our portfolio companies complete initial public offerings, the returns on our investments may be uncertain.

         When companies in which we have invested as private entities complete initial public offerings of their securities, these newly issued securities are by definition unseasoned issues. Unseasoned issues tend to be highly volatile and have uncertain liquidity, which may negatively affect their price. In addition, we are typically subject to lock-up provisions which prohibit us from selling our investments into the public market for specified periods of time after initial public offerings. The market price of securities that we hold may decline substantially before we are able to sell these securities. Most initial public offerings of technology companies are listed on the Nasdaq National Market. Recent government reforms of the Nasdaq National Market have made market making by broker-dealers less profitable, which has caused broker-dealers to reduce their market making activities, thereby making the market for unseasoned stocks less liquid.

Risks related to our company.

         Because there is generally no established market in which to value our investments, our valuation committee's value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

         There is generally no public market for the equity securities in which we invest. Pursuant to the requirements of the Investment Company Act of 1940, which we refer to as the 1940 Act, we value substantially all of the equity securities in our portfolio at fair value as determined in good faith by the valuation committee of our board of directors within the guidelines established by the board of directors. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment pursuant to specified valuation principles and processes. We are required by the 1940 Act to value specifically each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired. Conversely, we must record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value. Without a readily ascertainable market value and because of the inherent uncertainty of valuation, the fair value that we assign to our investments may differ from the values that would have been used had a ready market existed for the investments, and the difference could be material. Any changes in fair value are recorded in our consolidated statements of operations as a change in the "Net (decrease) increase in unrealized appreciation on investments." See "Determination of Net Asset Value."

         Because we are a non-diversified company with a relatively concentrated portfolio, the value of our business is subject to greater volatility than the value of companies with more broadly diversified investments.

         As a result of investing a greater portion of our assets in the securities of a smaller number of issuers, we are classified as a non-diversified company. We may be more vulnerable to events affecting a single issuer or industry and therefore subject to greater volatility than a company whose investments are more broadly diversified. Accordingly, an investment in our Common Stock may present greater risk to you than an investment in a diversified company.

         We may be obligated to pay substantial amounts under our profit sharing plan.

         Our employee profit-sharing plan requires us to distribute to our officers and employees 20% of any net after-tax realized income as reflected on our consolidated statements of operations for that year, less any non-qualifying gain. These distributions may have a significant effect on the amount of distributions made to our shareholders, if any.

         Approximately 32% of the net asset value attributable to our venture capital investment portfolio, or 16% of our net asset value, as of March 31, 2004, is concentrated in one company, NeuroMetrix, Inc., which is not a tiny technology company.

         At March 31, 2004, we valued our investment in NeuroMetrix, Inc., which is not a tiny technology company, at $6,825,426, which represents 31.85% of the net asset value attributable to our venture capital investment portfolio, or 16.45% of our net asset value. Any downturn in the business outlook of NeuroMetrix, Inc., or any failure of the products of NeuroMetrix, Inc., to receive widespread acceptance in the marketplace, would have a significant effect on our specific investment in NeuroMetrix, Inc., and the overall value of our portfolio.

         Approximately 36% of the net asset value attributable to our venture capital investment portfolio, or 19% of our net asset value, as of March 31, 2004, is invested in venture capital investments which are not tiny technology companies.

         Although all 15 of our investments added since August 2001 have been in tiny technology companies, and although we consider 14 of the companies in our venture capital investment portfolio to be tiny technology companies, at March 31, 2004, only 63.56% of the net asset value attributable to our venture capital investment portfolio, or 32.82% of our net asset value, was invested in tiny technology companies, which may limit our ability to achieve our investment objective.

         We are dependent upon key management personnel for future success.

         We are dependent for the selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other key advisers. We utilize lawyers and outside consultants, including two of our directors, Dr. Kelly S. Kirkpatrick and Lori D. Pressman, to assist us in conducting due diligence when evaluating potential investments. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and advisers to obtain information in connection with our investment decisions. Our future success to a significant extent depends on the continued service and coordination of our senior management team, and particularly depends on our Chairman and Chief Executive Officer, Charles E. Harris. The departure of any of our executive officers, key employees or advisers could materially adversely affect our ability to implement our business strategy. We do not maintain for our benefit any key man life insurance on any of our officers or employees. Our President, Chief Operating Officer and Chief Financial Officer, Mel P. Melsheimer, is scheduled to retire on December 31, 2004, pursuant to the Mandatory Retirement Plan. We could be adversely affected by his retirement.

         We will need to hire additional employees as the size of our portfolio increases.

         We anticipate that it will be necessary for us to add investment professionals with expertise in venture capital and/or tiny technology to accommodate the increasing size of our portfolio. We may need to provide additional scientific, business or investment training for our hires. There is competition for highly qualified personnel, and we may not be successful in our efforts to recruit and retain highly qualified personnel.

         The market for venture capital investments, including tiny technology investments, is highly competitive.

         We face substantial competition in our investing activities from many competitors, including but not limited to: private venture capital funds; investment affiliates of large industrial, technology, service and financial companies; small business investment companies; wealthy individuals; and foreign investors. Our most significant competitors typically have significantly greater financial resources than we do. Many sources of funding compete for a small number of attractive investment opportunities. Hence, we face substantial competition in sourcing good investment opportunities on terms of investment that are commercially attractive.

         In addition to the difficulty of finding attractive investment opportunities, our status as a regulated business development company may hinder our ability to participate in investment opportunities or to protect the value of existing investments.

         We are required to disclose on a quarterly basis the names and business descriptions of our portfolio companies and the value of any portfolio securities. Most of our competitors are not subject to these disclosure requirements. Our obligation to disclose this information could hinder our ability to invest in some portfolio companies. Additionally, other current and future regulations may make us less attractive as a potential investor than a competitor not subject to the same regulations.

         Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

         Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment. Recently, "pay to play" provisions have become common in venture capital transactions. These provisions require proportionate investment in subsequent rounds of financing in order to preserve preferred rights such as anti-dilution protection or even to prevent preferred shares from being converted to common shares.

         We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation, or may cause us to lose some or all preferred rights pursuant to "pay to play" provisions. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

         Bank borrowing or the issuance of debt securities or preferred stock by us to fund investments in portfolio companies or to fund our operating expenses would make our total return to common shareholders more volatile.

         Use of debt or preferred stock as a source of capital entails two primary risks. The first risk is that the use of debt leverages our available common equity capital, magnifying the impact on net asset value of changes in the value of our investment portfolio. For example, a business development company that uses 33% leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of debt or preferred stock financing may exceed the return on the assets the proceeds are used to acquire, thereby diminishing rather than enhancing the return to common shareholders. To the extent that we utilize debt or preferred stock financing for any purpose, these two risks would likely make our total return to common shareholders more volatile. In addition, we might be required to sell investments, in order to meet dividend, interest or principal payments, when it may be disadvantageous for us to do so.

         As provided in the 1940 Act and subject to some exceptions, we can issue debt or preferred stock so long as our total assets immediately after the issuance, less some ordinary course liabilities, exceed 200% of the sum of the debt and any preferred stock outstanding. The debt or preferred stock may be convertible in accordance with SEC guidelines, which may permit us to obtain leverage at more attractive rates. The requirement under the 1940 Act to pay, in full, dividends on preferred shares or interest on debt before any dividends may be paid on our Common Stock means that dividends on our Common Stock from earnings may be reduced or eliminated. An inability to pay dividends on our Common Stock could conceivably result in our ceasing to qualify as a regulated investment company, or RIC, under the Code, which would in most circumstances be materially adverse to the holders of our Common Stock.

         We are authorized to issue preferred stock, which would convey special rights and privileges to its owners.

         We are currently authorized to issue up to 2,000,000 shares of preferred stock, under terms and conditions determined by our board of directors. These shares would have a preference over our Common Stock with respect to dividends and liquidation. The statutory class voting rights of any preferred shares we would issue could make it more difficult for us to take some actions that may, in the future, be proposed by the board and/or holders of Common Stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of our securities if these actions were perceived by the holders of the preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of Common Stock might also reduce the net income and net asset value per share of our Common Stock upon conversion. These effects, among others, could have an adverse effect on your investment in our Common Stock.

         Loss of status as a RIC would reduce our net asset value and distributable income.

         We currently intend to qualify as a RIC for 2003 under the tax Code. As a RIC, we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our shareholders. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we failed to qualify for RIC status, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value, net of a reduction in the reserve for employee profit sharing, accordingly. To the extent that we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes upon making that decision. See "Taxation."

         We operate in a regulated environment.

         We are subject to substantive SEC regulations as a business development company. Securities and tax laws and regulations governing our activities may change in ways adverse to our and our shareholders' interests, and interpretations of these laws and regulations may change with unpredictable consequences. Any change in the laws or regulations that govern our business could have an adverse impact on us or on our operations. Also, as business and financial practices continue to evolve, they may render the regulations under which we operate less appropriate and more burdensome than they were when originally imposed. See "Certain Government Regulations."

         Quarterly results fluctuate and are not indicative of future quarterly performance.

         Our quarterly operating results fluctuate as a result of a number of factors. These factors include, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we and our portfolio companies encounter competition in our markets and general economic and capital markets conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters.

         To the extent that we do not realize income or retain after-tax realized capital gains, we may have a greater need for additional capital to fund our investments and operating expenses.

         As a RIC, we must annually distribute at least 90% of our investment company taxable income as a dividend and may either distribute or retain our realized net capital gains from investments. As a result, these earnings may not be available to fund investments. If we fail to generate net realized capital gains or to obtain funds from outside sources, it would have a material adverse effect on our financial condition and results of operations as well as our ability to make follow-on and new investments. Because of the structure and objectives of our business, we generally expect to experience net operating losses and rely on proceeds from sales of investments, rather than on investment income, to defray a significant portion of our operating expenses. These sales are unpredictable and may not occur. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow to fund these requirements.

         Investment in foreign securities could result in additional risks.

         The Company may invest in foreign securities, although we currently have no investments in foreign securities. If we invest in securities of foreign issuers, we may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of our securities and could favorably or unfavorably affect our operations. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by us must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Risks related to this offering.

         Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

         Our investment objective and strategies result in a high degree of risk in our investments and may result in losses in the value of our investment portfolio. Our investments in portfolio companies are highly speculative and, therefore, an investor in our Common Stock may lose his or her entire investment. The value of our Common Stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of the amount invested in our Common Stock. The securities markets frequently experience extreme price and volume fluctuations which affect market prices for securities of companies generally, and technology and very small capitalization companies in particular. Because of our focus on the technology and very small capitalization sectors, and because we are a small capitalization company ourselves, our stock price is especially likely to be affected by these market conditions. General economic conditions, and general conditions in the Internet and information technology, life sciences, nanotechnology, tiny technology, materials sciences and other high technology industries, may also affect the price of our Common Stock.

         We will have broad discretion over the use of proceeds of this offering.

         We will have significant flexibility in applying the proceeds of this offering. We may also pay operating expenses, including due diligence expenses of potential new investments, from the net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses.

         Our shares might trade at discounts from net asset value or at premiums that are unsustainable over the long term.

         Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value and during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value. The possibility that our shares will trade at discounts from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that our net asset value will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our Common Stock may not trade at a price higher than or equal to net asset value. On June 1, 2004, our stock closed at $14.65 per share, a premium of $11.64 over our net asset value per share of $3.01 as of March 31, 2004.

         Our former independent public accountant, Arthur Andersen LLP, has been found guilty of a federal obstruction of justice charge, and you may be unable to exercise effective remedies against it in any legal action.

         Our former independent public accountant, Arthur Andersen LLP, provided us with auditing services for prior fiscal periods through December 31, 2001, including issuing an audit report with respect to our audited consolidated financial statements as of and for the year ended December 31, 2001 incorporated by reference in this Prospectus. On June 15, 2002, a jury in Houston, Texas found Arthur Andersen LLP guilty of a federal obstruction of justice charge arising from the federal government's investigation of Enron Corp. On August 31, 2002, Arthur Andersen LLP ceased practicing before the SEC.

         We were unable to obtain Arthur Andersen LLP's consent to incorporate by reference in this Prospectus its report with respect to our audited consolidated financial statements as of and for the year ended December 31, 2001. Rule 437(a) under the Securities Act of 1933, or the Securities Act, permits us to dispense with the requirement to file their consent. As a result, you may not have an effective remedy against Arthur Andersen LLP in connection with a material misstatement or omission with respect to our audited consolidated financial statements that are incorporated by reference in this Prospectus or any other filing we may make with the SEC, including, with respect to this offering or any other offering registered under the Securities Act, any claim under Section 1l of the Securities Act. In addition, even if you were able to assert a claim, as a result of its conviction and other lawsuits, Arthur Andersen LLP may fail or otherwise have insufficient assets to satisfy claims made by investors or by us that might arise under federal securities laws or otherwise relating to any alleged material misstatement or omission with respect to our audited consolidated financial statements.

         You have no right to require us to repurchase your shares.

         You do not have the right to require us to repurchase your shares of Common Stock.

                          FORWARD-LOOKING INFORMATION

         This Prospectus may contain "forward-looking statements" based on our current expectations, assumptions, and estimates about us and our industry. These forward-looking statements involve risks and uncertainties. Words such as "believe," "anticipate," "estimate," "expect," "intend," "plan," "will," "may," "continue" and other similar expressions identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of several factors more fully described in "Risk Factors" and elsewhere in this Prospectus. The forward-looking statements made in this Prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                                USE OF PROCEEDS

         We estimate the total net proceeds of the offering to be up to $112,000,000.

         We expect to invest or reserve for potential follow-on investment the net proceeds of any offering within two years from the completion of such offerings. Reserves for follow-on investments referred to above in any particular initial investment may be no more than the greater of twice the investment to date or five times the initial investment in the case of seed-stage investments. Although we intend to make our initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing portfolio companies involved in other technologies. Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government owned corporation, which are likely to yield less than our operating expense ratio. We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments. If we pay operating expenses from the proceeds, it will reduce the net proceeds of the offering that we will have available for investment.

                          PRICE RANGE OF COMMON STOCK

         Our Common Stock is traded on the Nasdaq National Market under the symbol "TINY."

         The following table sets forth for the quarters indicated, the high and low sale prices on the Nasdaq National Market per share of our Common Stock and the net asset value and the premium or discount from net asset value per share at which the shares of Common Stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

                                                                                        Premium or Discount as a
                                       Market Price           Net Asset Value                  % of NAV
                                   ------------------       ("NAV") Per Share at         -----------------------
         Quarter Ended              High          Low          End of Period             High              Low
-----------------------------------------------------------------------------------------------------------------
March 31, 2000                     $35.75        $9.00              $5.08               603.7%            77.2%
June 30, 2000                       18.50         5.13               3.88               376.8             32.2
September 30, 2000                  10.75         5.50               4.64               131.7             18.5
December 31, 2000                    7.13         2.25               3.51               103.1            (35.9)

March 31, 2001                       4.25         2.06               3.09                37.5            (33.3)
June 30, 2001                        3.29         2.01               3.29                 0.0            (38.9)
September 30, 2001                   2.86         1.60               2.92                (2.1)           (45.2)
December 31, 2001                    2.33         1.55               2.75               (15.3)           (43.6)

March 31, 2002                       5.50         1.80               2.63               109.1            (31.6)
June 30, 2002                        5.10         2.74               2.68                90.3              2.2
September 30, 2002                   2.99         2.00               2.61                14.6            (23.4)
December 31, 2002                    2.50         1.85               2.37                 5.5            (21.9)

March 31, 2003                       3.99         2.36               2.26                76.5              4.4
June 30, 2003                        7.95         2.71               2.22               258.1             22.1
September 30, 2003                   9.49         4.47               2.11               349.8            111.8
December 31, 2003                   12.29         6.18               2.95               316.6            109.5

March 31, 2004                      20.70        11.47               3.01               587.7            281.1



         The last reported price for our Common Stock on June 1, 2004 was $14.65 per share. As of May 12, 2004, we had approximately 130 shareholders of record.

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

         The information contained in this section should be read in conjunction with our 2003 Consolidated Financial Statements and the Notes thereto. In addition, this Prospectus contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as "believe," "anticipate," "estimate," "expect," "intend," "plan," "will," "may" or "continue" or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.

         Information presented for portfolio companies has been obtained from the portfolio companies.

Background and Overview

         We incorporated under the laws of the state of New York in August 1981. In 1983, we completed an initial public offering and invested $406,936 in Otisville BioTech, Inc., which also completed an initial public offering later that year. In 1984, Charles E. Harris purchased a controlling interest in us, thereby also becoming the control person in Otisville. We then divested our other assets and became a financial services company, with the investment in Otisville as the initial focus of our business activity. We hired new management for Otisville, and Otisville acquired new technology targeting the development of a human blood substitute.

         By 1988, we operated two insurance brokerages and a trust company as wholly-owned subsidiaries. In 1989, Otisville changed its name to Alliance Pharmaceutical Corporation, and by 1990, we had completed selling our $406,936 investment in Alliance for total proceeds of $3,923,559.

         In 1992, we sold our insurance brokerage and trust company subsidiaries to their respective managements and registered as an investment company under the 1940 Act, commencing operations as a closed-end, non-diversified investment company. In 1995, we elected to become a business development company subject to the provisions of Sections 55 through 65 of the 1940 Act. We have made early stage venture capital investments in a variety of industries since 1983. In 1994, we made our first tiny technology investment. Since August 2001, we have made initial investments exclusively in tiny technology, including our last 15 initial investments.

         Since our investment in Otisville in 1983, we have made a total of 57 venture capital investments, including four investments, via private placements, in securities of publicly traded companies. We have sold 38 of these 57 investments, realizing total proceeds of $108,159,142 on our invested capital of $40,094,851. Seventeen of these 38 investments were profitable. The average and median holding periods for these 38 investments were 3.5 years and
3.2 years, respectively, from the first dollar invested to the last dollar received. At March 31, 2004, we valued the 18 venture capital investments remaining in our portfolio at $21,428,191, or 51.6%, of our net assets, net of unrealized depreciation of $1,563,651. At March 31, 2004, the average and median holding periods for our 18 current venture capital investments were 2.9 years and 2.0 years, respectively, from first dollar invested to March 31, 2004. Because most of these investments entailed more than one round of financing, the average and median periods of time that our money was invested were shorter than the average and median holding periods as measured from first dollar invested to last dollar received.

         We have invested a substantial portion of our assets in private, development stage or start-up companies. These private businesses tend to be thinly capitalized, unproven, small companies that lack management depth, have little or no history of operations and are developing unproven technologies. At March 31, 2004, $21,428,191, or 51.6%, of our net assets consisted of venture capital investments at fair value, net of unrealized depreciation of $1,563,651. At December 31, 2003, $15,106,576, or 37.1%, of our net assets consisted of venture capital investments at fair value, of which net unrealized depreciation was $2,375,303. At December 31, 2002, $12,036,077, or 44.2%, of our net assets consisted of venture capital investments at fair value, of which net unrealized appreciation was $2,718,389.

         Because none of our current venture capital investments have readily available market values, we value our venture capital investments each quarter at fair value as determined in good faith by our valuation committee within guidelines established by our board of directors in accordance with the 1940 Act. See "Determination of Net Asset Value."

         We have broad discretion in the investment of our capital. However, we invest primarily in illiquid equity securities of private companies. Generally, these investments take the form of preferred stock, are subject to restrictions on resale and have no established trading market. Our principal objective is to achieve long-term capital appreciation. Therefore, a significant portion of our investment portfolio provides little or no income in the form of dividends or interest. We do earn interest income from fixed-income securities, including U.S. government and government agency securities. The amount of interest income we earn varies with the average balance of our fixed-income portfolio and the average yield on this portfolio and is not expected to be material to our results of operations.

         General business and capital markets conditions in 2002 and 2003 were adverse for the venture capital industry. There were few opportunities to take venture capital-backed companies public or sell them to established companies. During this period, it was also difficult to finance venture capital-backed companies privately and, in general, for venture capital funds themselves to raise capital.

         We present the financial results of our operations utilizing accounting principles generally accepted in the United States for investment companies. On this basis, the principal measure of our financial performance during any period is the net increase/(decrease) in our net assets resulting from our operating activities, which is the sum of the following three elements:

         Net Operating Income / (Loss) - the difference between our income from interest, dividends, and fees and our operating expenses.

         Net Realized Gain / (Loss) on Investments - the difference between the net proceeds of sales of portfolio securities and their stated cost.

         Net Increase / (Decrease) in Unrealized Appreciation on Investments - the net change in the fair value of our investment portfolio.

         Because of the structure and objectives of our business, we generally expect to experience net operating losses and seek to generate increases in our net assets from operations through the long term appreciation of our venture capital investments. We have in the past relied, and continue to rely, on proceeds from sales of investments, rather than on investment income, to defray a significant portion of our operating expenses. Because sales of our investments are unpredictable, we attempt to maintain adequate working capital to provide for fiscal periods when we have no sales of investments.


                SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

                              BALANCE SHEET DATA

Financial Position as of:                                     December 31,
                                    2003          2002           2001            2000           1999
                                    ----          ----           ----            ----           ----
Total assets                    $  44,115,128 $  35,951,969  $  39,682,367  $  43,343,423   $  65,320,768

Total liabilities               $  3,432,390  $   8,695,923  $  15,347,597  $  11,509,948   $  11,685,963

Net assets                      $  40,682,738 $  27,256,046  $  24,334,770  $  31,833,475   $  53,634,805

Cash dividends paid             $       0.00  $        0.00  $        0.00  $     184,817   $   3,647,017

Net asset value per

outstanding share               $       2.95  $        2.37  $        2.75  $        3.51   $        5.80

Cash dividends paid per

outstanding share               $       0.00  $        0.00  $        0.00  $        0.02            0.35

Shares outstanding                13,798,845     11,498,845      8,864,231      9,064,231       9,240,831



                                OPERATING DATA

                          For the twelve months ended
                                 December 31,

                                  2003           2002            2001            2000            1999
                                  ----           ----            ----            ----            ----
Total investment income      $     167,785   $     253,461  $     510,661   $     687,050     $    287,684

Total expenses(1)            $   2,731,527   $   2,124,549  $   1,035,221   $  (2,623,200)    $  9,924,020

Net operating (loss) income  $  (2,563,742)  $  (1,871,088) $   (524,560)   $   3,310,250     $ (9,636,336)

Total tax expense (benefit)  $      13,761   $     199,309  $      27,951    $    (51,869)    $    733,970

Net realized gain (loss)
on investments               $    (984,925)  $   2,390,302  $   1,276,366    $ 18,963,832     $  8,615,670

Net realized income (loss)   $  (3,548,667)  $     519,214  $     751,806   $  22,274,082     $ (1,020,666)
Net increase (decrease) in
unrealized appreciation on
investments                  $     343,397   $  (3,241,408) $  (7,641,044)   $(37,781,289)    $ 38,102,047

Net increase  (decrease)
in net assets resulting
from operations              $  (3,205,270)  $  (2,722,194) $  (6,889,238)   $(15,507,204)    $ 37,081,381

Increase (decrease) in net
assets resulting from
operations per outstanding
share                        $       (0.28)  $       (0.24) $       (0.78)   $      (1.71)            4.01


 (1) Included in total expenses are the following profit sharing
     (reversals)/accruals: $(163,049) in 2002; $(984,021) in 2001;
     $(4,812,675) in 2000; and $8,110,908 in 1999.


                                            SELECTED QUARTERLY DATA (UNAUDITED)

                             2004                                       2003
                       ----------------------------------------------------------------------------------
                         1st Quarter       1st Quarter      2nd Quarter     3rd Quarter       4th Quarter
                       ----------------------------------------------------------------------------------
Total investment
   income              $        56,536   $      64,676     $      50,564   $      30,612   $      21,933

Net operating loss     $      749,865    $     584,460     $     726,989   $     572,346   $     679,947

Net increase
   (decrease) in net
   assets resulting
   from operations     $    820,515      $  (1,215,127)    $   (544,709)   $  (1,270,298)  $   (175,136)

Net increase
   (decrease) in net
   assets resulting
   from operations
   per outstanding
   share               $        0.06     $      (0.11)     $      (0.05)   $      (0.11)   $      (0.01)


                                                                      2002
                                     -----------------------------------------------------------------------
                                       1st Quarter        2nd Quarter       3rd Quarter       4th Quarter
                                     -----------------------------------------------------------------------
Total investment income              $      59,462     $      60,368      $      77,413     $      56,218

Net operating loss                   $     556,233     $     654,718      $     479,433     $     180,704

Net Increase (decrease) increase
   in net assets resulting from
   operations                        $  (1,036,934)    $     434,289      $     660,988     $  (2,780,537)

Net Increase (decrease) increase
   in net assets resulting from
   operations per outstanding share  $      (0.12)     $        0.05      $        0.06     $       (0.24)



Results of Operations

Three months ended March 31, 2004, as compared to the three months ended March 31, 2003

         We had a net increase in net assets resulting from operations of $820,515 in the three months ended March 31, 2004, as compared with a net decrease in net assets resulting from operations of $1,215,127 in the three months ended March 31, 2003.

Investment Income and Expenses:

         We had net operating losses of $749,865 and $584,460 for the three months ended March 31, 2004, and March 31, 2003, respectively. In the three months ended March 31, 2004, our larger net operating loss reflected a net increase in expenses primarily related to increases in salaries and benefits and in expenses for administration and operations.

         Operating expenses were $806,401 and $649,136 for the three months ended March 31, 2004, and March 31, 2003, respectively. In the three months ended March 31, 2004, as compared with the three months ended March 31, 2003, salaries and benefits increased by $107,879 or 29.8%, primarily as a result of an additional employee; administration and operations increased by $64,187, or 67.5%, primarily as a result of an increase in travel and entertainment expenses for due diligence work on potential portfolio companies and a shift in the timing of an annual contribution to the MIT Entrepreneurship Center that we made in the first quarter of 2004 and in the second quarter of 2003.

Realized Gains and Losses on Portfolio Securities:
-------------------------------------------------

         During the three months ended March 31, 2004, and March 31, 2003, we realized gains of $793,389 and $432, respectively.

         During the three months ended March 31, 2004, we realized net gains of $793,389, consisting primarily of a realized gain of $1,681,259 resulting from the sale of our investment in NanoGram Devices Corporation, offset by a realized loss of $915,108 resulting from the sale of our shares of Series D Convertible Preferred Stock in NeoPhotonics Corporation.

Unrealized Appreciation and Depreciation of Portfolio Securities:
----------------------------------------------------------------

         Net unrealized depreciation on investments decreased by $783,787, or 33.0%, during the three months ended March 31, 2004, from $2,376,716 at December 31, 2003, to $1,592,929 at March 31, 2004.

         During the three months ended March 31, 2004, we recorded a net decrease of $811,652 in unrealized depreciation of our venture capital investments, primarily as a result of the realization of the loss of $915,108 on the sale of our shares of Series D Convertible Preferred stock in NeoPhotonics Corporation.

Years Ended December 31, 2003, 2002, and 2001

         During the three years ended December 31, 2003, 2002, and 2001, we had net decreases in net assets resulting from operations of $3,205,270, $2,722,194 and $6,889,238, respectively.

Investment Income and Expenses:
-------------------------------

         During the three years ended December 31, 2003, 2002, and 2001, we had net operating losses of $2,563,742, $1,871,088 and $524,560, respectively. The variation in these results is primarily owing to the changes in operating expenses. During the three years ended December 31, 2003, 2002, and 2001, operating expenses were $2,731,527, $2,124,549 and $1,035,221, respectively. The increase during 2003 was primarily owing to increases in salary and benefits. During 2003, the full year effect of a new employee who started in September 2002 was realized. In addition, we recorded expense of $225,000 owing to the establishment of a Mandatory Retirement Plan in 2003 to be amortized over the two-year period of 2003 and 2004 at the rate of $225,000 per annum. The increase in expenses in 2002 was primarily owing to the $163,049 reversal of the profit sharing accrual in 2002 versus the $984,021 reversal of the profit sharing accrual in 2001, as well as an increase in salaries and benefits, primarily owing to an increase in the retirement medical benefit expense and the expense of a new employee who started in September 2002, and an increase in professional fees, primarily as a result of expenses associated with new investments and preparation of our proxy statement.

Realized Gains and Losses on Sales of Portfolio Securities:
-----------------------------------------------------------

         During the three years ended December 31, 2003, 2002, and 2001, we realized net (losses) gains on sales of portfolio securities of ($971,164), $3,284,737 and $1,394,781, respectively.

         During 2003, we realized a loss of $1,000,001 on the tax write-off of our investment in Kriton Medical, Inc., which had been previously written-off for book purposes. As a result of the loss realized in 2003 on the tax write-off of Kriton Medical, Inc., unrealized appreciation increased by $1,000,001.

         During 2002, we realized a gain of $4,776,360 from the liquidation of our partnership interest in PHZ Capital Partners L.P., and losses of $350,583 and $1,248,825 from the liquidation of Informio, Inc., and the sale of our previously written-off investment in Schwoo, Inc., respectively.

         During 2001, we realized gains on the sales of our investments in Nanophase Technologies Corporation of $2,762,696 and Genomica Corporation of $1,022,905. We realized losses on the sales of our investments in:
Essential.com, Inc., in the amount of $1,349,512; shares of SciQuest.com, Inc. purchased in the open market, in the amount of $1,258,679; and MedLogic Global Corporation, in the amount of $1,033,765. We also realized a gain of $1,266,729 from our partnership interest in PHZ Capital Partners L.P. As a result of the gains and losses realized during 2001, unrealized appreciation decreased by $3,948,271.

Unrealized Appreciation and Depreciation of Portfolio Securities:
-----------------------------------------------------------------

         During the year ended December 31, 2003, net unrealized depreciation on investments decreased by $343,397. During the years ended December 31, 2002, and 2001, net unrealized appreciation decreased by $3,936,534 and $7,731,508, respectively. The decrease in net unrealized depreciation during 2003 was primarily owing to decreases in the valuations of our venture capital investments of $1,421,220, including increases in unrealized depreciation of Agile Material and Technologies, Inc., of $750,000, Experion Systems, Inc., of $325,662 and NeoPhotonics Corporation of $345,558, offset by a decrease in unrealized depreciation of Continuum Photonics, Inc., of $226,046 and an increase in unrealized appreciation in Nanotechnologies, Inc., of $357,963. In addition, unrealized appreciation increased by $1,000,001 as a result of the loss realized in 2003 on the tax write-off of Kriton Medical, Inc., which had previously been written off for book purposes.

         The decrease during 2002 was primarily owing to decreases in the valuations of our venture capital investments of $3,933,834, including a decrease in unrealized appreciation of NeuroMetrix, Inc. of $1,986,081. Unrealized appreciation (depreciation) on investments was ($2,720,113) and $1,216,420 at December 31, 2002, and 2001, respectively.

         The decrease in net unrealized appreciation during 2001 was primarily owing to decreases in the valuations of our venture capital investments, including decreases in the valuations of our holdings of Nanophase Technologies Corporation, Genomica Corporation and Schwoo, Inc. of $5,499,664, $1,540,375 and $1,248,827, respectively, offset by increases in unrealized appreciation of $1,528,082 and $1,033,775 as a result of the realization of the losses on the sales of our investments in SciQuest.com, Inc. and MedLogic Global Corporation.

Financial Condition

Three Months ended March 31, 2004

         Our total assets and net assets were $55,105,581 and $41,503,253, respectively, at March 31, 2004, compared with $44,115,128 and $40,682,738 at December 31, 2003.

         Net asset value per share ("NAV") was $3.01 at March 31, 2004, versus $2.95 at December 31, 2003. Our shares outstanding remained unchanged during the three months ended March 31, 2004.

         Significant developments in the three months ended March 31, 2004, were an increase in payable to broker for unsettled trade of $10,583,080 and an increase in the value of our investment in U.S. government and government obligations of $4,492,780.

         The increase in the value of our venture capital investments, from $15,106,576 at December 31, 2003, to $21,428,191 at March 31, 2004, resulted primarily from two new venture capital investments and five follow-on investments, partially offset by a net decrease in the net value of our previous venture capital investments, reflecting the sale of NanoGram Devices.

         The following table is a summary of additions to our portfolio of venture capital investments during the three months ended March 31, 2004:


         New Investment                                         Amount
         --------------                                      -------------
         Molecular Imprints, Inc.                            $2,000,000
         NeoPhotonics Corporation                            $1,925,000

         Follow-on Investment
         Agile Materials & Technologies, Inc.                $    75,901
         Continuum Photonics, Inc.                           $  739,000
         Experion Systems, Inc.                              $  121,262
         NanoOpto Corporation                                $  612,500
         NeuroMetrix, Inc.                                   $1,749,999
                                                             ----------

         Total                                               $7,223,662
                                                             ==========


         The following tables summarize the fair values of our portfolios of venture capital investments and U.S. Government and agency Obligations, as compared with their cost, at March 31, 2004, December 31, 2003, and December 31, 2002:


                                                        March 31,                    December 31,
                                                          2004             2003                     2002
                                                     -------------   -------------------------------------------
         Venture capital investments,
              at cost                                 $22,991,842         $17,481,879               $14,754,466
         Unrealized depreciation(1)                     1,563,651           2,375,303                 2,718,389
                                                    -------------        ------------                ----------
         Venture capital investments,
              at fair value                           $21,428,191         $15,106,576               $12,036,077
                                                      ===========         ===========               ===========


                                                         March 31,                   December 31,
                                                          2004             2003                     2002
                                                     -------------   -------------------------------------------

         U.S. Government and Agency
              Obligations, at cost                    $31,642,544         $27,121,899               $15,452,469
         Unrealized depreciation(1)                        29,278               1,413                     1,724
                                                      -----------         -----------               -----------
         U.S. Government and Agency
              Obligations, at fair value              $31,613,266         $27,120,486               $15,450,745
                                                      ===========         ===========               ===========


(1)At March 31, 2004, December 31, 2003, and December 31, 2002, the accumulated unrealized depreciation on investments, including deferred taxes, was $2,437,848, $3,221,635 and $3,565,032, respectively.

         The following table summarizes the fair value composition of our venture capital investment portfolio at March 31, 2004, December 31, 2003, and December 31, 2002:

                                                          March 31,                    December 31,
         Category                                         2004               2003                     2002
         --------                                      -------------   -------------------------------------------
         Tiny Technology                                    63.6%               60.7%                     49.0%
         Other Venture Capital Investments                  36.4%               39.3%                     51.0%
                                                          -------             -------                   -------
         Total Venture Capital Investments                 100.0%              100.0%                    100.0%
                                                           ======              ======                    ======



Year ended December 31, 2003

         At December 31, 2003, our total assets and net assets were $44,115,128 and $40,682,738, respectively. Our NAV per share at that date was $2.95, and our shares outstanding increased to 13,798,845 versus 11,498,845 at December 31, 2002.

         During the 12 months ended December 31, 2003, significant financial developments included the receipt of net proceeds of $16,631,962 pursuant to the issuance of 2,300,000 new shares of our Common Stock and a decrease in payable to broker for unsettled trade of $5,696,725. In addition, the value of our venture capital investments increased by $3,070,499, to $15,106,576 at December 31, 2003, primarily owing to three new venture capital investments and five follow-on investments totaling $3,727,718 and increases in the valuations of our venture capital investments of $848,883, offset by write-downs in the valuations of our venture capital investments of $1,506,102.

         The following table is a summary of additions to our portfolio of venture capital investments during the year ended December 31, 2003:


            New Investment                                              Amount
            --------------                                              ------
            Chlorogen, Inc.                                           $   525,900
            NanoGram Devices Corporation                              $   750,000
            Nanosys, Inc.                                              $1,500,000

            Follow-on Investment
            Chlorogen, Inc.                                           $   259,100
            NanoOpto Corporation                                      $   125,000
            Nanotechnologies, Inc.                                    $   169,718
            Nantero, Inc.                                             $   323,000
            NeoPhotonics, Inc.                                       $     75,000
                                                                     ------------

            Total                                                      $3,727,718



Year Ended December 31, 2002

         At December 31, 2002, our total assets and net assets were $35,951,969 and $27,256,046, respectively. Our NAV at that date was $2.37, and our shares outstanding increased to 11,498,845 versus 8,864,231 at December 31, 2001.

         During the 12 months ended December 31, 2002, significant financial developments included: (1) the payment of $271,467 in federal income taxes as a result of our deemed dividend distribution to shareholders; (2) a net decrease in the unrealized appreciation of our venture capital investments of $3,933,834, including a decrease in the unrealized appreciation of NeuroMetrix, Inc., of $1,986,081; (3) a decrease in bank loan payable of $12,495,777; (4) the receipt of net proceeds of $5,643,470 pursuant to the issuance and exercise of transferable rights for 2,634,614 new shares of our Common Stock; and (5) the receipt of $5,700,000 in cash and a recorded receivable in the amount of $786,492 related to the liquidation of our partnership interest in PHZ Capital Partners L.P.

         In addition, the value of our venture capital investments decreased by $1,084,901, to $12,036,077 at December 31, 2002, primarily owing to seven new venture capital investments and two follow-on investments totaling $7,195,988, partially offset by write-downs in the valuations of our venture capital investments of $5,213,959 and the liquidations of Informio, Inc., and our partnership interest in PHZ Capital Partners L.P., which decreased the value of our venture capital investments by a total of $3,072,382 from the value at December 31, 2001.

         The following table is a summary of additions to our portfolio of venture capital investments for the year ended December 31, 2002:

            New Investment                                              Amount
            --------------                                              ------
            Agile Materials & Technologies, Inc.                    $1,000,000
            Continuum Photonics, Inc.                               $1,000,000
            Nanopharma Corp.                                       $   700,000
            NanoOpto Corporation                                   $   625,000
            Nanotechnologies, Inc.                                 $   750,000
            Neo Photonics Corporation                               $1,000,000
            Optiva, Inc.                                            $1,250,000

            Follow-on Investment
            --------------------
            Experion Systems, Inc.                                 $   517,706
            NeuroMetrix, Inc.                                      $   353,282
                                                                   -----------

            Total                                                   $7,195,988

         The following tables summarize the fair value of our portfolios of venture capital investments and U.S. Government and Agency Obligations, as compared with their cost, at December 31, 2003, and December 31, 2002:

                                                                                      December 31,
                                                                           2003                     2002
                                                                     -------------------------------------------
         Venture capital investments, at cost                             $17,481,879               $14,754,466
         Unrealized depreciation(1)                                         2,375,303                 2,718,389
                                                                         ------------                ----------
         Venture capital investments, at fair value                       $15,106,576               $12,036,077
                                                                          ===========               ===========


                                                                                      December 31,
                                                                           2003                     2002
                                                                     -------------------------------------------

         U.S. Government and Agency Obligations, at cost                  $27,121,899               $15,452,469
         Unrealized depreciation(1)                                             1,413                     1,724
                                                                     ----------------          ----------------
         U.S. Government and Agency Obligations,
            at fair value                                                 $27,120,486               $15,450,745
                                                                          ===========               ===========




(1)At December 31, 2003, and December 31, 2002, the accumulated unrealized depreciation on investments, including deferred taxes, was $3,221,635 and $3,565,032, respectively.

         The following table summarizes the fair value composition of our venture capital investment portfolio at December 31, 2003, and December 31, 2002:

                                                                    December 31,
         Category                                           2003                      2002
         --------                                       -------------------------------------
         Tiny Technology                                     60.7%                     49.0%
         Other Venture Capital Investments                   39.3%                     51.0%
                                                           -------                   -------
         Total Venture Capital Investments                  100.0%                    100.0%
                                                            ======                    ======


Cash Flow

Year Ended December 31, 2003

         Cash flow used in operating activities for the year ended December 31, 2003, was $6,592,321, reflecting the following changes from December 31, 2002, to December 31, 2003: an increase to restricted funds of $455,134; a payment of a payable to a broker for an unsettled trade of $5,696,725; and a decrease to current income tax liability of $857,656. In addition, net realized and unrealized loss on investments was $1,047,140, and the net decrease in net assets resulting from operations was $3,624,643.

         Cash used in investing activities for the year ended December 31, 2003, was $15,582,923, primarily reflecting an increase in our investment in U.S. Treasury Bills of $11,669,430 and investments in private placements of $3,727,718.

         Cash provided by financing activities for the year ended December 31, 2003, was $16,633,462, primarily reflecting net proceeds of $16,631,962 from the issuance of 2,300,000 new shares of our Common Stock. We expect to invest or earmark for investment the net proceeds of this issuance within approximately one year, depending on the available investment opportunities for the types of investments that we make. Although we intend to make our initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing portfolio companies involved in other technologies. Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of shares of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government of a government owned corporation, which are likely to yield less than our operating expenses. We may also pay operating expenses, including due diligence expenses on potential investments, from the proceeds, which will reduce the net proceeds of any offering of shares of our Common Stock that we will have available for investment.

Year Ended December 31, 2002

         Cash flow provided by operating activities for the year ended December 31, 2002, was $1,923,048, reflecting the following changes from December 31, 2001, to December 31, 2002: a payable to a broker for an unsettled trade of $5,969,725; an increase in funds held in escrow of $750,000; and an increase in a receivable from a partnership liquidation of $786,492. In addition, net realized and unrealized loss on investments was $651,797, and the net decrease in net assets resulting from operations was $2,722,194.

         Cash provided by investing activities for the year ended December 31, 2002, was $10,751,980, reflecting a decrease in our investment in U.S. Treasury Bills of $10,358,006 and the proceeds from the liquidation of investments of $7,631,100, offset by investments in private placements of $7,195,988.

         Cash used in financing activities for the year ended December 31, 2002, was $6,842,807, reflecting the payment of the outstanding balance on the asset line of credit of $12,495,777, offset by the net proceeds from a rights offering of $5,643,470. We intended to invest in tiny technology, under normal circumstances, directly or indirectly, the net proceeds of the rights offering in accordance with our investment objectives and policies, within the 12 months following the receipt of the net proceeds of the rights offering, depending on the available investment opportunities.

Liquidity and Capital Resources

         Our primary sources of liquidity are cash, receivables and freely marketable securities, net of short-term indebtedness. Our secondary sources of liquidity are restricted securities of companies that are publicly traded. We currently have no restricted securities of companies that are publicly traded.

Three Months ended March 31, 2004

         At March 31, 2004, and December 31, 2003, our total net primary liquidity was $21,451,597 and $27,563,886, respectively.

         The decrease in our primary source of liquidity from December 31, 2003, to March 31, 2004, is primarily owing to the receipt of the proceeds from the sale of our investment in NanoGram Devices Corporation offset by our investments in Agile Materials & Technologies, Inc., Continuum Photonics, Inc., Experion Systems, Inc., Molecular Imprints, Inc., NanoOpto Corporation, NeoPhotonics Corporation and NeuroMetrix, Inc., and use of funds for net operating expenses.

Year Ended December 31, 2003

         At December 31, 2003, 2002, and 2001, our net primary liquidity was $27,563,886, $16,508,057 and $13,459,654, respectively. On each of those corresponding dates, our secondary liquidity was $0, as we had no restricted securities of companies that are publicly traded.

         Our net primary sources of liquidity are more than adequate to cover our gross cash operating expenses over the next 12 months. Our gross cash operating expenses totaled $2,455,454, $2,256,991 and $1,992,341 in 2003, 2002 and 2001, respectively.

         During the year ended December 31, 2003, the increase in our net primary liquidity was primarily owing to: (1) our payment of federal, state and local taxes; (2) our investments in Chlorogen, Inc., NanoGram Devices Corporation, NanoOpto Corporation, Nanosys, Inc., Nanotechnologies, Inc., Nantero, Inc., and NeoPhotonics, Inc.; and (3) our use of funds for operating expenses; offset by our receipt of $16,631,962 of net proceeds from an offering of our Common Stock that closed on December 30, 2003.

         On November 19, 2001, we established an asset account line of credit. The asset account line of credit is secured by our U.S. government and government agency securities with which we secure the line. Under the asset account line of credit, we may borrow up to 95% of the current value of our U.S. government and government agency securities. Our outstanding balance under the asset line of credit at both December 31, 2003, and December 31, 2002, was $0. When utilized, the asset line of credit bears interest at a rate of the Broker Call Rate plus 50 basis points.

Year Ended December 31, 2002

         At December 31, 2002, and 2001, our net primary liquidity was $16,508,057 and $13,459,654, respectively. On each of the corresponding dates, our secondary liquidity was $0. Our tertiary source of liquidity was our partnership interest in PHZ Capital Partners L.P., from which we received cash distributions in 2002 and 2001 of $6,588,661 and $172,068, respectively. We liquidated our 20% partnership interest in PHZ for $5,700,000 effective December 31, 2002, and we received a final distribution of $786,492 on January 16, 2003. At December 31, 2002, this final distribution of $786,492 was included in net primary liquidity as a receivable.

         During the year ended December 31, 2002, the increase in our net primary liquidity was primarily owing to: (1) our payment of federal income taxes; (2) our investments in Nanopharma Corp., NanoOpto Corporation, NeoPhotonics Corporation, Experion Systems, Inc., Continuum Photonics, Inc., Nanotechnologies, Inc., Optiva, Inc., Agile Materials & Technologies, Inc., and NeuroMetrix, Inc.; (3) our funds held in escrow for a pending venture capital investment; and (4) our use of funds for operating expenses; offset by our receipt of $5,643,470 of net proceeds from a rights offering of our Common Stock that closed July 31, 2002.

Critical Accounting Policies

         Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management's most difficult, complex or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments.

Valuation of Portfolio Investments

         As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The investments are generally subject to restrictions on resale and generally have no established trading market. We value substantially all of our equity investments at fair value as determined in good faith by our valuation committee on a quarterly basis. The valuation committee, comprised of at least three or more non-interested board members, reviews and approves the valuation of our investments within the guidelines established by the board of directors. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing our assets, external measures of value, such as public markets or third party transactions, are utilized whenever possible. Valuation is not based on long term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

Recent Developments

         On April 13, 2004, we made a $150,000 follow-on investment in the form of a Convertible Bridge Note of a privately held portfolio company.

         On April 20, 2004, we made a $75,901 follow-on investment in the form of a Convertible Bridge Note of a privately held portfolio company.

         On May 7, 2004, we made a $50,000 follow-on investment in a privately held portfolio company and a $250,000 initial investment in a privately held portfolio company.

         On May 10, 2004, we made a $12,091 follow-on investment in a privately held portfolio company by purchasing shares from selling shareholders.

         On May 27, 2004, we made a $1,000,000 new investment in a privately held company.

                                   BUSINESS

         We are a venture capital company specializing in tiny technology. We operate as a business development company under the 1940 Act. Our investment objective is to achieve long-term capital appreciation, rather than current income, by making venture capital investments in early stage companies. While our portfolio includes non-tiny technology investments made prior to 2001, we now make our initial investments exclusively in tiny technology companies. By making these investments, we seek to provide our shareholders with an increasingly specific focus on tiny technology through a portfolio of venture capital investments that address a variety of markets and products. We believe that we are the only publicly traded U.S. venture capital company specializing in tiny technology.

         As is usual in the venture capital industry, our venture capital investments are primarily in convertible preferred stock, which is usually the most senior security in a portfolio company's equity capital structure until the company has substantial revenues, and which gives us seniority over the holders of Common Stock (usually the founders) while preserving fully our participation in the upside potential of the portfolio company through the conversion feature and, in many cases, a dividend right payable in kind (which increases our participation in the portfolio company) or potentially in cash.

         We have a long history of investing in venture capital and of business development. Our approach is traditional, in that we prefer a patient examination of available early stage opportunities, thorough due diligence and close involvement with management. Unlike most private equity and venture capital funds, we will not be subject to any requirement to return capital to investors. Such requirements typically stipulate that these funds can only be invested once and, together with any capital gains on such investment, must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek investments that are likely to be able to be sold relatively quickly or to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies.

         In addition, to the investor, we offer:

          o a portfolio consisting of investments that are generally available only to a small, highly specialized group of investors;

          o a qualified team of professionals including four full time members of management, each of whom are designated as Managing Directors and vote on all purchases and sales of private equity investments, Charles E. Harris, Mel P. Melsheimer, Daniel V. Leff and Douglas W. Jamison, and two directors who are also consultants, Dr. Kelly S. Kirkpatrick and Lori D. Pressman, who collectively have expertise in venture capital, intellectual property and nanotechnology to evaluate and monitor investments;

          o the opportunity to benefit from our experience in a new field expected to permeate a variety of industries; and

          o through the ownership of our publicly traded shares, a measure of liquidity not available in typical underlying venture capital portfolio investments.

         Microsystems, microelectromechanical systems, which we refer to as MEMS, and nanotechnology are often referred to collectively as "tiny technology," or "small technology," by scientists and others in this field. Tiny technology is multidisciplinary and widely applicable, and it incorporates technology that is significantly smaller than is currently in general use. Microsystems are measured in micrometers, which are units of measurement in millionths of a meter. Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter. Because it is a new field, tiny technology has significant scientific, engineering and commercialization risks.

         Tiny technology, particularly nanotechnology, is distinguished by its applicability to a wide range of industries. As a venture capital company, we make it possible, through the ownership of our shares, for our shareholders to participate in this emerging field at an earlier stage than would typically be possible for them. By making investments in companies that control intellectual property relevant to tiny technology, we are building a portfolio that we believe will be difficult to replicate in the future, as we believe it will likely become increasingly difficult to create new intellectual property in tiny technology.

         Since registering as an investment company in 1992, we have invested in a variety of industries. In 1994, we invested in our first nanotechnology company, Nanophase Technologies Corporation. In 1995, we elected to be regulated as a business development company. Recognizing the potential of tiny technology, we continued to monitor developments in the field, and since 2001 we have made tiny technology the exclusive focus of our initial investment activity. Since August 2001, all 15 of our initial investments have been in companies involved in the development of products and technologies based on tiny technology.

         Our portfolio now includes a total of 19 companies, of which we consider 14 to be involved in tiny technology. While we intend to make initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing non-tiny technology portfolio companies. The balance of our funds is primarily invested in short-term U.S. government and government agency securities. We are an internally managed investment company because our officers and employees, under the general supervision of our board of directors, control our operations. We have no investment adviser.

         Subject to our compliance with business development company and tax code requirements, there are no limitations on the types of securities or other assets, foreign or domestic, in which we may invest. Investments may include the following:

          o equity, equity-related securities (including warrants) and debt with equity features from either private or public issuers, whether in corporate, partnership or other form, including development stage or start-up entities;


          o debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; and

          o to a limited extent, intellectual property, including patents, research and development in technology or product development that may lead to patents or other marketable technology.

         Neither our investments nor an investment in our securities constitutes a balanced investment program. We have been and will continue to be risk seeking rather than risk averse in our investment approach. We reserve the fullest possible freedom of action regarding the types of investments we make and our relationship with our portfolio companies, subject to our certificate of incorporation, applicable law and regulations, and policy statements described herein. Our tiny technology investment policy is not a "fundamental policy" under the 1940 Act and, accordingly, may be changed without shareholder approval, although we will give shareholders at least 60 days prior written notice of any change.

         Our business is subject to federal regulation under the 1940 Act, under which we have elected to operate as a business development company. As a business development company, we are subject to regulatory requirements, the most significant of which relate to our investments and borrowings. We are required to invest at least 70% of our assets in qualifying assets and, over time, at least 50% in "eligible portfolio companies." We must also maintain a coverage ratio of assets to senior securities (such as debt and preferred stock) of at least 200% immediately after giving effect to the issuance of any senior securities. We are also required to offer managerial assistance to our portfolio companies, in addition to our investment. For tax purposes, we are a RIC under the Internal Revenue Code of 1986. Because we do not have a diversification policy, both our status as a business development company and our status as a RIC allow us to commit all of our assets to relatively few investments in comparison to a company that is required to diversify its assets.

         We believe that increasing our size should lower our expenses as a proportion of average net assets because some of our costs, such as administration and public company expenses, are fixed and can be spread over a larger asset base and will decline as a percentage of assets as our assets increase. In addition, with more assets, we expect the average size of our investments to increase. Each due diligence investigation entails expenses whether or not we complete the transaction, and the cost of due diligence, negotiation and documentation of our investments does not vary significantly with the size of the investment or intended investment.

         Some expenses are expected to increase as new investments are made. We plan to add personnel to enable us to enlarge the scope of our activities and our expertise in tiny technology, and our hiring of new employees will increase with more assets under management. We also believe that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of our visibility and improve the trading liquidity of our shares on the Nasdaq National Market. We may not realize any of these benefits.

         Tiny Technology

         Tiny technology refers to microsystems, MEMS and nanotechnology, a variety of enabling technologies with critical dimensions below 100 micrometers, including both organic and inorganic processes. Tiny technology is neither an industry nor a single technology. Tiny technology manifests itself in tools, materials and devices that address broad markets, including instrumentation, electronics, photonics, computing, medical devices, pharmaceutical manufacturing, drug delivery and drug discovery. The development and commercialization of tiny technology often require the integration of multiple disciplines, including biology, physics, chemistry, materials sciences, computer science and the engineering sciences.

         Examples of tiny technology-enabled products currently on the market are quite diverse. They include accelerometers used in automobiles to sense impact and deploy airbags, cosmetics with ingredients that block ultraviolet light but that are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces and fast acting painkillers.

         Within tiny technology, microsystems and MEMS both refer to materials, devices and processes that are on a micrometer size scale. A micrometer, which is also referred to as a micron, is 0.000001 meter, or one millionth of a meter. In practice, any device from 100 microns down to 0.1 micron in size may be considered "micro." Nanotechnology refers to devices and processes with critical dimensions below 0.1 micron, equal to 100 nanometers. A nanometer is 0.000000001 meter, or one billionth of a meter. It is at the scale below 100 nanometers, the nanoscale, that quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow previously unattainable material and device performance.

         MEMS

         MEMS often refer to three-dimensional devices with features between one and 100 microns that integrate electrical and mechanical structures. MEMS devices often contain a combination of sensors, actuators, mechanical structures and electronics that detect or respond to thermal, biological, chemical or optical information. To date, most commercial MEMS devices are batch fabricated out of silicon, using techniques based on standard semiconductor processes. Examples of devices incorporating MEMS technology include airbag accelerometers, smart pens for digital signatures, the Sony AIBO(TM) entertainment robot and Texas Instruments' Digital Light Processing Cinema(TM) system.

         Microsystems

         Microsystems are similar to MEMS, but without mechanical parts. Microsystems are microscale machines that sense information from the environment and provide a response to it. A microsystem often integrates mechanical, fluidic, optical and pneumatic components into a single system.

         Examples of two established microsystem technologies include microarrays and lab-on-a-chip. Microarrays can identify thousands of genes simultaneously and usually perform one type of analysis multiple times. Lab-on-a-chip is a small chip containing microfluidic channels that quickly separate liquids and gases in order to permit microsensors to analyze the properties of the liquids and gases. The following are additional fields in which microsystems are currently being used:

          o Military/Aerospace -- telemetry, communications, guidance systems, control circuitry and avionics.

          o Geophysical Exploration -- seismic data acquisition and geophysical measurement equipment.

          o Medical Instrumentation -- instrument motor controls and diagnostic devices.

          o    Satellite Systems -- power monitoring and control circuits.

          o Industrial Electronic Systems -- measurement and diagnostics on rotating machinery.

          o Opto-Electronics -- sub-miniature temperature controls and laser diode drivers for data transmission.

         Nanotechnology

         There are various definitions of nanotechnology. Regardless of the definition used, the technology being defined qualifies as tiny technology. A commonly used measure of nanotechnology includes all materials, devices and processes with critical dimensions below 100 nanometers. A nanometer is
0.000000001 meter, or one billionth of a meter. Nanotechnology is defined by the U.S. Government's National Nanotechnology Initiative as research and technology development at the atomic, molecular or macromolecular levels, in the length scale of approximately 1 - 100 nanometer range, to provide a fundamental understanding of phenomena and materials at the nanoscale and to create and use structures, devices and systems that have novel properties and functions because of their small and/or intermediate size.

         The nanoscale is the scale at which quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow heretofore unattainable material and device performance. Nanotechnology science and its implications are currently the subject of intense research and development efforts in the governmental, academic and corporate sectors, in the United States and internationally. According to the National Institute of Science and Technology, in 2003, worldwide research and development efforts in nanotechnology are expected to exceed $3 billion.

         Government research funding and patenting activity, prerequisites to successful commercialization of nanotechnology, have been growing rapidly in recent years. Currently, researchers in the field are collaborating with entrepreneurs and venture capitalists to form companies around nanotechnology platforms. According to the National Institute of Science and Technology, in April 2003, more than 1,700 companies in 34 nations were reportedly pursuing the commercialization of nanotechnology.

         The first generation of nanotechnology products consists of instrumentation that permits visualization and manipulation of matter at the nanoscale and passive nanostructures such as coatings, nanoparticles and polymers. Examples of commercial instrumentation include nanoimprint lithography equipment, new variations of the atomic force microscope and highly sensitive gene and protein detecting arrays. Examples of commercial nanostructures include cosmetics with ingredients that block ultraviolet light but that are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces, fast acting painkillers, quantum dot semiconductors that fluoresce different colors based on the size of the particles and nanoscale chemical mechanical polishing slurries for wafer polishing.

         We believe that the next generation of nanotechnology products will likely consist of active nanostructures, including transistors, targeted drugs and chemicals, actuators and adaptive structures. We believe that these products are at least two to three years away from commercial application. Examples of products being developed include semiconductor nanowires that act as tiny transistors; functionalized, drug-delivering polymers that allow the release of therapeutics to be controlled by temperature, pH or a magnetic field at specified locations within the body; and engineered membrane structures for filtration.

         We project that longer-term product opportunities may include integrated nanosystems involving heterogeneous nanocomponents and various assembling techniques. Patent applications explaining the science of these discoveries have recently been filed, and the first commercial entities formed to develop these technologies are emerging from universities, federal labs and industrial research centers. Future product opportunities may include exponentially denser and faster electronic devices, with individual molecules acting as transistors; tissues and organs engineered from self-assembling polymers that form biomimetic structures; and new forms of computing developed by exploiting the superposition of quantum particles.

         Although the practical application of tiny technology requires great expertise to implement in manufacturing processes, we believe that tiny technology's broad applicability presents significant and diverse market opportunities. Our strategy is to invest in the best of these tiny technology companies, with emphasis on nanotechnology companies. This strategy includes making a number of these investments in the current environment, which is characterized by diminished investment by venture capital companies and depressed valuations for privately held, early stage companies.

                GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES

         The following are brief descriptions of each portfolio company in which we are invested. The portfolio companies are presented in two categories: companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of the portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies where we directly or indirectly own less than 5% of the outstanding voting securities of the portfolio company and where we have no other affiliations. The value described below for each portfolio company is its fair value. Each portfolio company that we believe is significantly involved in tiny technology is designated by an asterisk (*).


     Non-Controlled Affiliated Companies:


     *Agile Materials & Technologies, Inc., located at 93 Castilian Drive, Goleta, California 93117, is developing and commercializing variable integrated passive electronic components utilizing thin-film ferroelectric materials in innovative circuit designs for commercial and military radio-frequency electronics. As of March 31, 2004, we held 3,732,736 shares of Series A Convertible Preferred Stock (representing 14.76% of the total Series A Convertible Preferred Stock outstanding) and a $75,901 Convertible Bridge Note with warrants of Agile. As of the date above, our valuation committee fair valued the Series A Preferred Stock and Convertible Bridge Note with warrants of Agile held by us at $187,284. The Chief Executive Officer of the company is Charles A. Bischof. On April 20, 2004, we invested an additional $75,901 in Agile in exchange for a Convertible Bridge Note with Warrants.

     *Chlorogen, Inc., located at 893 North Warson Road, St. Louis, Missouri 63141, is developing a high-yield, plant-based protein production technology. In this production technology, DNA molecules are packaged as nanosized expression cassettes and inserted into the plant chloroplast by a high velocity "gene gun." The genes from the expression cassettes are integrated into the chloroplast genome, resulting in the manufacture of the selected protein. As of March 31, 2004, we held 4,478,038 shares of Series A Convertible Preferred Stock (representing 13.57% of the total Series A Convertible Preferred Stock outstanding) of Chlorogen. As of the date above, our valuation committee fair valued the Series A Preferred Stock of Chlorogen held by us at $785,000. The Chief Executive Officer of the company is David N. Duncan.

     Experion Systems, Inc., located at 8 Clock Tower Place, Maynard, Massachusetts 01754, develops and sells an e-business software package known as Guided Selling Systems for financial institutions to sell mortgages and other financial products to their members. Experion's initial customers are credit unions. As of March 31, 2004, we held 294,118 shares of Series A Convertible Preferred Stock (representing 22.86% of the total shares of Series A Convertible Preferred Stock outstanding), 35,294 shares of Series B Convertible Preferred Stock (representing 8.31% of the total shares of Series B Convertible Preferred Stock outstanding), 222,184 shares of Series C Convertible Preferred Stock (representing 16.71% of the total shares of Series C Convertible Preferred Stock outstanding) and 64,501 shares of Series D Convertible Preferred Stock (representing 16.17% of the total shares of Series D Convertible Preferred Stock outstanding) of Experion. As of the above date, our valuation committee fair valued the total amount of shares of Experion held by us at $832,600. Charles E. Harris serves as a Director of the company. Ross Blair is the Chief Executive Officer of the company, and Dr. Glen Urban, the David Austin Professor of Marketing at the MIT Sloan School, is the Chairman of the company.

     *NanoOpto Corporation, located at 1600 Cottontail Lane, Somerset, New Jersey 08873, is developing and manufacturing high performance, integrated optical communications and optical drive sub-components on a chip, based on patented technology. As of March 31, 2004, we held 267,857 shares of Series A-1 Convertible Preferred Stock (representing 11.49% of the total Series A-1 Convertible Preferred Stock outstanding) and 1,733,664 shares of Series B Convertible Preferred Stock (representing 9.51% of the total Series B Convertible Preferred Stock outstanding) of NanoOpto. As of the date above, our valuation committee fair valued the total amount of shares of NanoOpto held by us at $785,067. The Chief Executive Officer of the company is Barry J. Weinbaum.

     *Nanopharma Corp., located at 191 Commonwealth Avenue, Boston, Massachusetts 02116, is a privately held company spun off from Massachusetts General Hospital. Nanopharma is a research-based pharmaceutical company founded to develop advanced drug delivery systems. Nanopharma's main goal is to provide fully biodegradable nanoscopic drug delivery vehicles based on proprietary molecular constructs and "biological stealth" materials. The company plans to pursue an out-licensing program for its platform technologies. As of March 31, 2004, we held 684,516 shares of Series A Convertible Preferred Stock (representing 87.5% of the total Series A Convertible Preferred Stock outstanding) of Nanopharma. As of the date above, our valuation committee fair valued the Series A Convertible Preferred Stock of Nanopharma held by us at $700,000. Charles E. Harris is a Director of the company. The Chief Executive Officer of the company is Michael Tarnow. On April 13, 2004, we invested an additional $150,000 in Nanopharma in exchange for a Convertible Bridge Note.

     *Nanotechnologies, Inc., located at 1908 Kramer Lane, Building B, Suite L, Austin, Texas 78758, is developing for production a wide variety of high-performance nanoscale materials for industry. As of March 31, 2004, we held 1,538,837 shares of Series B Convertible Preferred Stock (representing 11.77% of the total Series B Preferred Stock outstanding) and 235,720 shares of Series C Convertible Preferred Stock (representing
     6.48 % of the total Series C Preferred Stock outstanding) of Nanotechnologies. As of the date above, our valuation committee fair valued the total amount of shares of Nanotechnologies held by us at $1,277,681. The Chief Executive Officer of the company is Randy Bell. Mel
     P. Melsheimer serves as a Director of the company.

     NeuroMetrix, Inc., located at 62 Fourth Avenue, Waltham, Massachusetts 02451, is a spin-off from the Massachusetts Institute of Technology. NeuroMetrix develops and sells medical diagnostic products based on patented intellectual property related to developing portable instruments that permit low cost, non-invasive diagnostic tests. The company's core technology is focused on utilizing low-level, non-invasively measured, electrophysiological signals from nerves and muscles to perform an array of clinical diagnostic tests. The company's current products test for and monitor lower back pain, carpal tunnel syndrome and diabetic neuropathy. The company is operating in a large, untapped point-of-care neurodiagnostic market. The market opportunity is estimated at over $1 billion with over 90% of it estimated to be in monitoring lower back pain, carpal tunnel syndrome and diabetic neuropathy. There is minimal direct competition but strong indirect competition that takes two forms, ElectroMyoGraphy (EMG) and neurologists. EMG requires expensive capital equipment and is targeted at specialists. Neurologists are expensive, require referral and provide no revenue for referring physicians. The company has a small but rapidly growing market share. The company now has over 1,000 customers. The company achieved initial 510(k) clearance from the Food and Drug Administration in 1998. Revenue is affected by government regulations specific to reimbursement procedures. The company is highly dependent on its intellectual property platform position. As of March 31, 2004, we held 875,000 shares of Series A Convertible Preferred Stock (representing 100% of the total Series A Convertible Preferred Stock outstanding), 625,000 shares of Series B Convertible Preferred Stock (representing 100% of the total Series B Convertible Preferred Stock outstanding), 1,148,100 shares of Series C-2 Convertible Preferred Stock (representing 100.00% of the total Series C-2 Convertible Preferred Stock outstanding), 499,996 shares of Series E Convertible Preferred Stock (representing 6.0% of the total Series E Convertible Preferred Stock outstanding) and 1,402,187 shares of Series E-1 Convertible Preferred Stock (representing 16.72% of the total Series E-1 Convertible Preferred Stock outstanding) of NeuroMetrix. As of the date above, our valuation committee fair valued the total amount of shares of NeuroMetrix held by us at $6,825,426. Charles E. Harris serves as a Director of the company. The company's Chief Executive Officer is Dr. Shai N. Gozani, the Chief Operating Officer is Gary Gregory and the Senior Vice President of Engineering is Michael Williams.

     *Questech Corporation, located at 92 Park Street, Rutland, Vermont 05701, manufactures and sells tile and trim products, based on its proprietary technology, with revenue generated from stock products. We originally invested in Questech on May 26, 1994. We did not invest in Questech as a tiny technology company, but Questech's proprietary technology is dependent on micro-scale processes. Thus, Questech may be regarded as a tiny technology holding. As of March 31, 2004, we held 646,954 shares of Common Stock (representing 8.09% of the total Common Stock outstanding) of Questech, as well as warrants to purchase 1,966 shares of Common Stock of the company at $5.00 per share and 18,500 shares of Common Stock of the company at $1.50 per share. As of the date above, our valuation committee fair valued the Common Stock of Questech held by us at $724,588. Mel P. Melsheimer serves as a Director of the company. The Chief Executive Officer of the company is Barry J. Culkin.

     Unaffiliated Companies:

     Alpha Simplex Group, LLC, located at One Cambridge Center, 9th Floor, Cambridge, Massachusetts 02139, is an investment advisory firm. The company conducts a quantitative based hedge-fund operation. Alpha was founded by Dr. Andrew W. Lo, the Harris & Harris Group Professor at the MIT Sloan School. Charles E. Harris serves as an adviser to the company. As of March 31, 2004, we held 50,000 units (representing 0.5% of the total units outstanding) of Alpha, at no cost. As of the date above, our valuation committee fair valued the units held by us at $125,000. The Managing Member of the company is Dr. Andrew W. Lo.

     *Continuum Photonics, Inc., located at 45 Manning Road, Billerica, Massachusetts 01821, is developing a family of MEMS switches for optical network applications. The switches are based on Continuum's proprietary piezoelectric ceramic substrates. As of March 31, 2004, we held 2,000,000 shares of the Series B Convertible Preferred Stock (representing 5.56% of the total Series B Convertible Preferred Stock outstanding) and 2,368,590 shares of Series C Convertible Preferred Stock (representing 4.29% of the total Series C Convertible Preferred Stock outstanding) of Continuum. As of the date above, our valuation committee fair valued the total amount of Shares of Continuum held by us at $1,515,119. The Chief Executive Officer of the company is Jeffrey D. Farmer.

     Exponential Business Development Company, located at 216 Walton Street, Syracuse, New York 13202, is a venture capital partnership that invests in early stage manufacturing, software development and communication technology industries in New York's Capitol region. As of March 31, 2004, we held one Limited Partnership Unit (representing 0.87% of the total Limited Partnership Units outstanding) of the company. As of the date above, our valuation committee fair valued the Limited Partnership Unit held by us at $25,000. The Administrative Partner of the company is Dirk
     E. Sonneborn.

     Heartware, Inc., located at 3351 Executive Way, Miramar, Florida 33025, is a privately held company engaged in research and development of implantable rotary blood pumps for patients who suffer from congestive heart failure. On July 10, 2003, we received 47,620 shares of Series A-2 Non-Voting Preferred stock of Heartware, Inc., a new company formed to acquire the assets and assume certain liabilities of Kriton Medical, Inc. ("Kriton") as part of Kriton's bankruptcy. As of March 31, 2004, we held 47,620 shares of Series A-2 Non-Voting Preferred Stock (representing 10.90% of the total Series A-2 Non-Voting Preferred Stock outstanding) of Heartware. As of the date above, our valuation committee fair valued the Series A-2 Non-Voting Preferred Stock of Heartware held by us at $0. The Chief Executive Officer of the company is Seth Harrison.

     Molecular Imprints, Inc., located at 1807-C West Braker Lane, Austin, TX 78758, is a privately held company that is providing enabling lithography systems and technology for manufacturing applications in the areas of nano devices, micro structures, advanced packaging, bio devices, optical components and semiconductor devices. As of March 31, 2004, we held 1,333,333 shares of Series B Convertible Preferred Stock (representing 6.79% of the total shares of Series B Preferred Stock outstanding) of Molecular Imprints. As of the date above, our valuation committee fair valued the Series B Convertible Preferred Stock of Moleculac Imprints held by us at $2,000,000. The Chief Executive Officer of the company is Dr. Norman E. Schumaker.

     *NanoGram Corporation, located at 2911 Zanker Road, San Jose, California 95134, owns a patent portfolio of approximately 75 patents and a complementary family of trademarks. NanoGram plans to license its broad intellectual property portfolio in fields including, nanomaterials-based films, discovery of new nanomaterials compositions, and rapid synthesis of nanopowders and films. As of March 31, 2004 we held 63,210 shares of Series 1 Preferred Stock (representing 1.81% of the total shares of Series 1 Convertible Preferred Stock outstanding) of NanoGram. As of the date above, our valuation committee fair valued the Series 1 Convertible Preferred Stock of NanoGram held by us at $21,672. On May 7, 2004, we invested an additional $50,000 in exchange for a Convertible Bridge Note. The Chief Executive Officer of the company is Timothy S. Jenks.

     *Nanosys, Inc., located at 2625 Hanover Street, Palo Alto, California 94304, is a company with broad-based intellectual property that is initially commercializing applications in macroelectronics, photovoltaics, and chemical and biological sensing. These applications incorporate novel zero and one-dimensional, nanometer-scale materials, such as nanowires and nanodots (quantum dots), as their principal active elements. As of March 31, 2004, we held 803,428 shares of Series C Convertible Preferred Stock (representing 4.02% of the total Series C Convertible Preferred Stock outstanding) of Nanosys. As of the date above, our valuation committee fair valued the Series C Preferred Stock of Nanosys held by us at $1,500,000. The Chief Executive Officer of the company is Calvin Chow.

     *Nantero, Inc., located at 25-D Olympia Avenue, Woburn, Massachusetts 01801, is a spin-off from Harvard University. Nantero intends to be a fabless semiconductor company, focusing on the development of non-volatile random access memory based on carbon nanotubes. As of March 31, 2004, we held 345,070 shares of Series A Convertible Preferred Stock (representing 8.17% of the total Series A Preferred Stock outstanding) and 207,051 shares of Series B Convertible Preferred Stock (representing 3.08% of the total Series B Convertible Preferred Stock outstanding of Nantero. As of the date above, our valuation committee fair valued the total amount of shares of Nantero held by us at $861,309. The Chief Executive Officer of the company is Greg Schmergel.

     *NeoPhotonics Corporation, located at 2911 Zanker Road, San Jose, California 95134, is developing planar optical devices and components to manufacture and offer to leading optical component manufacturers using its patented nanomaterials deposition technology. The company is developing functional component arrays to offer integrated optical "systems on a chip" to component vendors. As of March 31, 2004, we held 56,250 shares of Common Stock (representing 7.25% of the total Common Stock outstanding), 1,821,155 shares of Series 1 Convertible Preferred Stock (representing 4.22% of the total Series 1 Convertible Preferred Stock) and Warrants to purchase 28,636 shares of Common Stock (representing 10.50% of the total Warrants outstanding). As of the date above, our valuation committee fair valued the total amount of shares of NeoPhotonics held by us at $2,012,445. On May 10, 2004, for a total of $12,091, we purchased from a selling shareholder, 4,330 shares of Common Stock, bringing our total ownership of Common Stock to 60,580 shares (representing 7.80% of the total shares of Common Stock outstanding); 10,101 shares of Series 1 Convertible Preferred Stock bringing our total ownership of Series 1 Convertible Preferred Stock to 1,828,283 shares (representing 4.24% of the total shares of Series 1 Convertible Preferred Stock outstanding); and Warrants to purchase 1,790 shares of Common Stock bringing our total ownership of Warrants to purchase shares of Common Stock to 30,426 (representing 11.2% of the total Warrants to purchase Common Stock outstanding) of NeoPhotonics. The Chief Executive Officer of the company is Timothy S. Jenks.

     *Optiva, Inc., located at 377 Oyster Point Boulevard, Suite 13, South San Francisco, California 94080, is developing and commercializing a new class of nanomaterials for advanced optical applications initially for the flat panel display industry. As of March 31, 2004, we held 1,249,999 shares of the Series C Preferred Stock (representing 4.13% of the total Series C Convertible Preferred Stock outstanding) of Optiva. As of the date above, our valuation committee fair valued the Series C Convertible Preferred Stock of Optiva held by us at $1,250,000. The Chief Executive Officer of the company is Peter Hopper.

     *Starfire Systems, Inc., located at 10 Hermes Road, Malta, New York 12020, offers a family of patented silicon carbide forming polymers for the manufacture of advanced ceramic materials applications. On May 7, 2004, we made our initial investment of $250,000 in exchange for 125,000 shares of Common Stock (representing 1.06% of the total shares of Common Stock outstanding) and 200,000 shares of Series A-1 Convertible Preferred Stock (representing 5.64% of the total shares of Series A-1 Convertible Preferred Stock outstanding). The Chief Executive Officer of the company is Richard Saburro.

         With the exceptions of Alpha, NeuroMetrix, Questech and Experion, each of the foregoing portfolio companies is in its developmental stage or is a start-up business. Although Alpha, NeuroMetrix, Questech and Experion are each generating revenues that are material to them, they are still relatively early-stage companies with the attendant risks. Any of the companies may require additional funding that may not be obtainable at all or on the terms of their most recent fundings, which would result in partial or complete write-downs in value. In general, private equity is difficult to obtain, especially in the current economic environment. Each company is dependent upon a single or small number of customers and/or key operating personnel. All of the foregoing companies rely heavily upon the technology associated with their respective business or, in the case of Exponential, with the companies in which it invests. Therefore, each company places great importance on its relevant patents, trademarks, licenses, algorithms, trade secrets, franchises or concessions. Lastly, each company is particularly vulnerable to general economic, private equity and capital markets conditions and to changes in government regulation, interest rates or technology.

                       DETERMINATION OF NET ASSET VALUE

         Our investments can be classified into five broad categories for valuation purposes:

          o    Equity-related securities;

          o Investments in intellectual property or patents or research and development in technology or product development;

          o    Long-term fixed-income securities;

          o    Short-term fixed-income investments; and

          o    All other investments.

         The 1940 Act requires periodic valuation of each investment in our portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the board of directors.

         Our board of directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

         Our valuation committee, comprised of at least three or more independent board members, is responsible for reviewing and approving the valuation of our assets within the guidelines established by the board of directors.

         Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing our assets, external measures of value, such as public markets or third-party transactions, are utilized whenever possible. Valuation is not based on long-term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

         The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

         Our valuation policy with respect to the five broad investment categories is as follows:

Equity-Related Securities

         Equity-related securities are carried at fair value using one or more of the following basic methods of valuation:

         Cost. The cost method is based on our original cost. This method is generally used in the early stages of a company's development until significant positive or negative events occur subsequent to the date of the original investment that dictate a change to another valuation method. Some examples of these events are: (1) a major recapitalization; (2) a major refinancing; (3) a significant third-party transaction; (4) the development of a meaningful public market for the company's Common Stock; and (5) significant positive or negative changes in a company's business.

         Private Market. The private market method uses actual, executed, historical transactions in a company's securities by responsible third parties as a basis for valuation. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         Public Market. The public market method is used when there is an established public market for the class of the company's securities held by us. We discount market value for securities that are subject to significant legal and contractual restrictions. Other securities, for which market quotations are readily available, are carried at market value as of the time of valuation. Market value for securities traded on securities exchanges or on the Nasdaq National Market is the last reported sales price on the day of valuation. For other securities traded in the over-the-counter market and listed securities for which no sale was reported on that day, market value is the mean of the closing bid price and asked price on that day. This method is the preferred method of valuation when there is an established public market for a company's securities, as that market provides the most objective basis for valuation.

         Analytical Method. The analytical method is generally used to value an investment position when there is no established public or private market in the company's securities or when the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our valuation committee members, based on the data available to them. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the financial condition and operating results of the company, the long-term potential of the business of the company, the values of similar securities issued by companies in similar businesses, the proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws.

Investments in Intellectual Property or Patents or Research and Development in Technology or Product Development

         These investments are carried at fair value using the following basic methods of valuation:

         Cost. The cost method is based on our original cost. This method is generally used in the early stages of commercializing or developing intellectual property or patents or research and development in technology or product development until significant positive or adverse events occur subsequent to the date of the original investment that dictate a change to another valuation method.

         Private Market. The private market method uses actual third-party investments in intellectual property or patents or research and development in technology or product development as a basis for valuation, using actual executed historical transactions by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         Analytical Method. The analytical method is used to value an investment after analysis of the best available outside information where the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our valuation committee members. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the results of research and development, product development progress, commercial prospects, term of patent and projected markets.

         As of March 31, 2004, we do not have any investments in intellectual property or patents or research and development in technologies or products.

Long-Term Fixed-Income Securities

         Fixed-income securities for which market quotations are readily available are carried at market value as of the time of valuation using the most recent bid quotations when available. Securities for which market quotations are not readily available are carried at fair value using one or more of the following basic methods of valuation:

          o Fixed-income securities are valued by independent pricing services that provide market quotations based primarily on quotations from dealers and brokers, market transactions, and other sources.

          o Other fixed-income securities that are not readily marketable are valued at fair value by our valuation committee.

Short-Term Fixed-Income Investments

         Short-term fixed-income investments are valued at market value at the time of valuation. We value short-term debt with remaining maturity of 60 days or less at amortized cost.

All Other Investments

         All other investments are reported at fair value as determined in good faith by the valuation committee.

         The reported values of securities for which market quotations are not readily available and for other assets reflect the valuation committee's judgment of fair values as of the valuation date using the outlined basic methods of valuation. They do not necessarily represent an amount of money that would be realized if we had to sell the securities in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

         As of March 31, 2004, we do not have any of these investments.

                              INVESTMENT POLICIES


Investments and Strategies

         The following is a summary description of the types of assets in which we may invest, the investment strategies we may utilize and the attendant risks associated with our investments and strategies. For a full description of our investments and strategies, please refer to our Annual Report on Form 10-K incorporated by reference to this Prospectus.

Equity, Equity-Related Securities and Debt with Equity Features

         We may invest in equity, equity-related securities and debt with equity features. These securities include Common Stock, preferred stock, debt instruments convertible into common or preferred stock, limited partnership interests, other beneficial ownership interests and warrants, options or other rights to acquire any of the foregoing.

         We may make investments in companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or that are involved in bankruptcy or reorganization proceedings. These investments would involve businesses that management believes have turn around potential through the infusion of additional capital and management assistance. In addition, we may make investments in connection with the acquisition or divestiture of companies or divisions of companies. There is a significantly greater risk of loss with these types of securities than is the case with traditional investment securities.

         We may also invest in publicly traded securities of whatever nature, including relatively small, emerging growth companies that management believes have long-term growth possibilities.

         Warrants, options and convertible or exchangeable securities generally give the investor the right to acquire specified equity securities of an issuer at a specified price during a specified period or on a specified date. Warrants and options fluctuate in value in relation to the value of the underlying security and the remaining life of the warrant or option, while convertible or exchangeable securities fluctuate in value both in relation to the intrinsic value of the security without the conversion or exchange feature and in relation to the value of the conversion or exchange feature, which is like a warrant or option. When we invest in these securities, we incur the risk that the option feature will expire worthless, thereby either eliminating or diminishing the value of our investment.

         Investments in equity securities of private companies involve securities that are restricted as to sale and cannot be sold in the open market without registration under the Securities Act of 1933 or pursuant to a specific exemption from these registrations. Opportunities for sale are more limited than in the case of marketable securities, although these investments may be purchased at more advantageous prices and may offer attractive investment opportunities. Even if one of our portfolio companies completes an initial public offering, we are typically subject to a lock-up agreement, and the stock price may decline substantially before we are free to sell. Even if we have registration rights to make our investments more marketable, a considerable amount of time may elapse between a decision to sell or register the securities for sale and the time when we are able to sell the securities. The prices obtainable upon sale may be adversely affected by market conditions or negative conditions affecting the issuer during the intervening time.

Venture Capital Investments

         We expect to invest in development stage or start-up businesses. Substantially all of our long-term investments are in thinly capitalized, unproven, small companies focused on risky technologies. These businesses also tend to lack management depth, to have limited or no history of operations and to have not attained profitability. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments are likely to be complete losses or unprofitable and some will never realize their potential.

         We may own 100% of the securities of a start-up investment for a period of time and may control the company for a substantial period. Start-up companies are more vulnerable than better capitalized companies to adverse business or economic developments. Start-up businesses generally have limited product lines, service niches, markets and/or financial resources. Start-up companies are not well-known to the investing public and are subject to potential bankruptcy, general movements in markets and perceptions of potential growth.

         In connection with our venture capital investments, we may participate in providing a variety of services to our portfolio companies, including the following:

          o    recruiting management;

          o    formulating operating strategies;

          o    formulating intellectual property strategies;

          o    assisting in financial planning;

          o    providing management in the initial start-up stages; and

          o    establishing corporate goals.

         We may assist in raising additional capital for these companies from other potential investors and may subordinate our own investment to that of other investors. We may also find it necessary or appropriate to provide additional capital of our own. We may introduce these companies to potential joint venture partners, suppliers and customers. In addition, we may assist in establishing relationships with investment bankers and other professionals. We may also assist with mergers and acquisitions. We do not derive income from these companies for the performance of any of the above services.

         We may control, be represented on or have observer rights on the board of directors of a portfolio company by one or more of our officers or directors, who may also serve as officers of the portfolio company. We indemnify our officers and directors for serving on the boards of directors or as officers of portfolio companies, which exposes us to additional risks. Particularly during the early stages of an investment, we may in effect be conducting the operations of the portfolio company. As a venture company emerges from the developmental stage with greater management depth and experience, we expect that our role in the portfolio company's operations will diminish. Our goal is to assist each company in establishing its own independent capitalization, management and board of directors. We expect to be able to reduce our interest in those start-up companies which become successful.

Debt Obligations

         We may hold debt securities for income and as a reserve pending more speculative investments. Debt obligations may include U.S. government and government agency securities, commercial paper, bankers' acceptances, receivables or other asset-based financing, notes, bonds, debentures, or other debt obligations of any nature and repurchase agreements related to these securities. These obligations may have varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity from private, public or governmental issuers of any type located anywhere in the world. We may invest in debt obligations of companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or are involved in bankruptcy or reorganization proceedings, or that are start-up or development stage entities. In addition, we may participate in the acquisition or divestiture of companies or divisions of companies through issuance or receipt of debt obligations.

         It is likely that our investments in debt obligations will be of varying quality, including non-rated, highly speculative debt investments with limited marketability. Investments in lower-rated and non-rated securities, commonly referred to as "junk bonds," are subject to special risks, including a greater risk of loss of principal and non-payment of interest. Generally, lower-rated securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of these securities. Lower-rated securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties to issuers of lower-rated securities would likely reduce the value of lower-rated securities held by us, with a commensurate effect on the value of our shares.

         The markets in which lower-rated securities or comparable non-rated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict our ability to obtain accurate market quotations for the purposes of valuing lower-rated or non-rated securities and calculating net asset value or to sell securities at their fair value. Any economic downturn could adversely affect the ability of issuers' lower-rated securities to repay principal and pay interest thereon. The market values of lower-rated and non-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-rated securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss owing to default by these issuers is significantly greater because lower-rated securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. We may incur additional expenses to the extent that we are required to seek recovery upon a default in the payment of principal or interest on our portfolio holdings.

         The market value of investments in debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type at the time purchased. When interest rates decline, the market value of a debt portfolio already invested at higher yields can be expected to rise if the securities are protected against early call. Similarly, when interest rates increase, the market value of a debt portfolio already invested at lower yields can be expected to decline. Deterioration in credit quality also generally causes a decline in market value of the security, while an improvement in credit quality generally leads to increased value.

Foreign Securities

         We may make investments in securities of issuers whose principal operations are conducted outside the United States, and whose earnings and securities are stated in foreign currency. In order to maintain our status as a business development company, our investments in the stocks of companies organized outside the U.S. would be limited to 30% of our assets, because we must invest at least 70% of our assets in "qualifying assets" and foreign companies are not "qualifying assets." We do not anticipate investing a significant portion of our assets in foreign companies.

         Compared to otherwise comparable investments in securities of U.S. issuers, currency exchange risk of securities of foreign issuers is a significant variable. The value of these investments to us will vary with the relation of the currency in which they are denominated to the U.S. dollar, as well as with intrinsic elements of value such as credit risk, interest rates and performance of the issuer. Investments in foreign securities also involve risks relating to economic and political developments, including nationalization, expropriation, currency exchange freezes and local recession. Securities of many foreign issuers are less liquid and more volatile than those of comparable U.S. issuers. Interest and dividend income and capital gains on our foreign securities may be subject to withholding and other taxes that may not be recoverable by us. We may seek to hedge all or part of the currency risk of our investments in foreign securities through the use of futures, options and forward currency purchases or sales.

Intellectual Property

         We believe there is a role for organizations that can assist in technology transfer. Scientists and institutions that develop and patent intellectual property perceive the need for and rewards of entrepreneurial commercialization of their inventions.

         Our form of investment may be:

          o funding research and development in the development of a technology;

          o    obtaining licensing rights to intellectual property or patents;

          o    acquiring intellectual property or patents; or

          o forming and funding companies or joint ventures to further commercialize intellectual property.

         Income from our investments in intellectual property or its development may take the form of participation in licensing or royalty income, fee income, or some other form of remuneration. Investment in developmental intellectual property rights involves a high degree of risk that can result in the loss of our entire investment as well as additional risks including uncertainties as to the valuation of an investment and potential difficulty in liquidating an investment. Further, investments in intellectual property generally require investor patience as investment return may be realized only after or over a long period. At some point during the commercialization of a technology, our investment may be transformed into ownership of securities of a development stage or Start-Up Company as discussed under "Venture Capital Investments" above.

Other Strategies

         In pursuit of our investment strategy, we may employ one or more of the following strategies in order to enhance investment results.

Borrowing and Margin Transactions

         We may from time to time borrow money or obtain credit by any lawful means from banks, lending institutions, other entities or individuals, in negotiated transactions. We may issue, publicly or privately, bonds, debentures or notes, in series or otherwise, with interest rates and other terms and provisions, including conversion rights, on a secured or unsecured basis, for any purpose, up to the maximum amounts and percentages permitted for closed-end investment companies under the 1940 Act. The 1940 Act currently prohibits us from borrowing any money or issuing any other senior securities (other than preferred stock and other than temporary borrowings of up to 5% of our assets), if in giving effect to the borrowing or issuance, the value of our total assets would be less than 200% of our total liabilities (other than liabilities not constituting senior securities). We may pledge assets to secure any borrowings. We currently have no leverage and have no current intention to issue preferred stock.

         A primary purpose of our borrowing power is for leverage, to increase our ability to acquire investments both by acquiring larger positions and by acquiring more positions. Borrowings for leverage accentuate any increase or decrease in the market value of our investments and thus our net asset value. Since any decline in the net asset value of our investments will be borne first by holders of Common Stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the Common Stock than if we were not leveraged. Any decrease would likely be reflected in a decline in the market price of the Common Stock. To the extent the income derived from assets acquired with borrowed funds exceeds the interest and other expenses associated with borrowing, our total income will be greater than if borrowings were not used. Conversely, if the income from assets is not sufficient to cover the borrowing costs, our total income will be less than if borrowings were not used. If our current income is not sufficient to meet our borrowing costs (repayment of principal and interest), we might have to liquidate our investments when it may be disadvantageous to do so. Our borrowings for the purpose of buying most liquid equity securities will be subject to the margin rules, which require excess liquid collateral marked to market daily. If we are unable to post sufficient collateral, we would be required to sell securities to remain in compliance with the margin rules. These sales might be at disadvantageous times or prices.

Repurchase of Shares

         Our shareholders do not have the right to compel us to redeem our shares. We may, however, purchase outstanding shares of our Common Stock from time to time, subject to approval of our board of directors and compliance with applicable corporate and securities laws. The board of directors may authorize purchases from time to time when they are deemed to be in the best interests of our shareholders, but could do so only after notification to shareholders. The board of directors may or may not decide to undertake any purchases of our Common Stock.

         Our repurchases of our common shares would decrease our total assets and would therefore likely have the effect of increasing our expense ratio. Subject to our investment restrictions, we may borrow money to finance the repurchase of our Common Stock in the open market pursuant to any tender offer. Interest on any borrowings to finance share repurchase transactions will reduce our net assets. If, because of market fluctuations or other reasons, the value of our assets falls below the required 1940 Act coverage requirements, we may have to reduce our borrowed debt to the extent necessary to comply with the requirement. To achieve a reduction, it is possible that we may be required to sell portfolio securities at inopportune times when it may be disadvantageous to do so. Since 1998, we have repurchased a total of 1,828,740 shares of our Common Stock at a total cost of $3,405,531, or $1.86 per share. Because we intend to continue investing in tiny technology, our board of directors does not currently intend to authorize the purchase of additional shares of our Common Stock.

Portfolio Company Turnover

         Changes with respect to portfolio companies will be made as our management considers necessary in seeking to achieve our investment objective. The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist which are considered by management to make portfolio changes advisable.

         Although we expect that many of our investments will be relatively long term in nature, we may make changes in our particular portfolio holdings whenever it is considered that an investment no longer has substantial growth potential or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for capital appreciation. We may also make general portfolio changes to increase our cash to position us in a defensive posture. We may make portfolio changes without regard to the length of time we have held an investment, or whether a sale results in profit or loss, or whether a purchase results in the reacquisition of an investment which we may have only recently sold.

         The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements.

Investment Restrictions

         When we were a regulated investment company, pursuant to a requirement under the 1940 Act, we provided that our investment objective and the following investment restrictions were fundamental and could not be changed without the approval of the holders of a majority of our outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). The provisions of the 1940 Act regarding fundamental investment restrictions and objectives are not applicable to business development companies and accordingly we believe that the following restrictions do not apply to us although we have as a matter of fact conducted our operations consistently with them. Satisfaction of these restrictions was measured only at the time of a transaction, with the result that later changes in percentage resulting from changing market values, for example, would not be considered a deviation from policy. Under these restrictions, prior to becoming a business development company, we could not:

          (1) invest more than 25% of the value of our total assets in any one industry;

          (2)  issue senior securities other than:

               (a) preferred stock not in excess of the excess of 50% of our total assets over any senior securities described in clause (b) below that are outstanding,

               (b) senior securities other than preferred stock (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements, and providing guaranties) not in excess of 33 1/3% of our total assets, and

               (c) borrowings of up to 5% of our total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that our obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge our assets other than to secure the issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

               For purposes of clauses (a), (b) and (c) above, "total assets" shall be calculated after giving effect to the net proceeds of any issuance and net of any liabilities and indebtedness that do not constitute senior securities except for liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (2);

          (3) make loans of money or property to any person, except through loans and guaranties to entities, loans of portfolio securities, the acquisition of fixed income obligations consistent with our investment objective and policies or the acquisition of securities subject to repurchase agreements;

          (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of our own securities we may be deemed to be an underwriter;

          (5) purchase or sell real estate or interests therein in excess of our total assets;

          (6) purchase or sell commodities or purchase or sell commodity contracts except for hedging purposes or in connection with business operations and except for precious metals and coins; or

          (7) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, in giving effect to the sale, the market value of all securities sold short does not exceed 25%, except short sales "against the box" which are not subject to the limitation, of the value of our total assets and our aggregate short sales of a particular class of securities does not exceed 25% of the then-outstanding securities of that class.

                           MANAGEMENT OF THE COMPANY


Board of Directors and Certain Executive Officers

         Set forth below are the names, ages, positions and principal occupations during the past five years of our directors and executive officers. We have no advisory board. Our business address and that of our officers and directors is 111 West 57th Street, Suite 1100, New York, New York 10019.


                        Positions(s)     Term of Office
                        Held with        and Length of      Principal Occupations During     Other Directorships
Name and Age            Registrant       Time Served        Past 5 Years                     Held by Director
-----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
Charles E. Harris*      Director,        Director,          Chief Executive Officer and      Harris & Harris
Age: 61                 Chief            Chairman and       Managing Director of the         Enterprises, Inc.,
Age: 61                 Executive        Chief Executive    Company.                         NeuroMetrix, Inc.,
                        Officer,         Officer since                                       Experion Systems,
                        Managing         1984; Chief                                         Inc. and Nanopharma
                        Director and     Compliance                                          Corp.
                        Chairman of      Officer from
                        the Board        1997 to 2001;
                                         Managing
                                         Director since
                                         2004

Dr. Kelly S.            Director and     Since 2002         Business consultant.             None
Kirkpatrick*            Consultant                          Director, Columbia
Age: 37                                                     Nanotechnology Initiative and
                                                            Director for
                                                            Research and
                                                            Technology
                                                            Initiatives,
                                                            Office of the
                                                            Executive Vice
                                                            Provost, Columbia
                                                            University, 2000
                                                            to 2002. White
                                                            House Office of
                                                            Science and
                                                            Technology Policy,
                                                            1998 to 2000.

Lori D. Pressman*       Director and     Since 2002         Business consultant.             None
Age: 46                 Consultant                          Technology Licensing Officer,
                                                            1989 to 1995; Assistant
                                                            Director, 1996 to 2000;
                                                            Technology Licensing Office,
                                                            Massachusetts Institute of
                                                            Technology.

INDEPENDENT DIRECTORS:

Dr. C. Wayne Bardin     Director         Since 1994         Consultant.  President,          None
Age: 69                                                     Thyreos Corp., 1998 to 2003.

Dr. Phillip A. Bauman   Director         Since 1998         Orthopedic surgeon.  Assistant   None
Age: 48                                                     Professor, Columbia
                                                            University.

G. Morgan Browne        Director         Since 1992         Former Chief Financial           OSI Pharmaceuticals,
Age: 68                                                     Officer, Cold Spring Harbor      Inc.
                                                            Laboratory, 2001 to 2003,
                                                            Administrative Director, Cold
                                                            Spring Harbor Laboratory, 1995
                                                            to 2000.

Dugald A. Fletcher      Director         Since 1996         President and Director,          Gabelli Convertible
Age: 74                                                     Fletcher & Company, Inc.         Securities and Income
                                                                                             Fund. Trustee of the
                                                                                             Gabelli Growth Fund.

Mark A. Parsells        Director         Since November     Chairman, President and Chief    Fusura LLC, Experion
Age: 44                                  2003               Executive Officer of Fusura      Systems, Inc.,
                                                            LLC.                             Wilmington
                                                                                             Renaissance Corporation
                                                                                             and Winterthur Business
                                                                                             Associates.

Charles E. Ramsey       Director         Since 2002         Retired Founder and Principal    Experion Systems,
Age: 61                                                     of Ramsey/Beirne Associates,     Inc., The Seedling
                                                            Inc. Chair of Bridges to         Group, Inc.
                                                            Community.

James E. Roberts        Director         Since 1995         Executive Vice President and     None
Age: 58                                                     Underwriting Officer, Alea
                                                            North America Company -
                                                            Reinsurance Division, since
                                                            2002.  Vice Chairman,
                                                            Chartwell Reinsurance
                                                            Company.  Chief Executive
                                                            Officer, The Insurance
                                                            Corporation of New York,
                                                            Dakota Specialty Insurance Co.
                                                            and ReCor Insurance Company,
                                                            Inc., 1999 to 2000. Vice
                                                            Chairman, Trenwick America
                                                            Reinsurance Corporation, 1995
                                                            to 2000.

OFFICERS:

Charles E. Harris*      Director,        Director,          Chief Executive Officer of the   Harris & Harris
Age: 61                 Chief            Chairman and       Company.                         Enterprises, Inc.,
                        Executive        Chief Executive                                     NeuroMetrix, Inc.
                        Officer,         Officer since                                       Experion Systems,
                        Managing         1984; Chief                                         Inc.  and Nanopharma
                        Director and     Compliance                                          Corp.
                        Chairman of      Officer from
                        the Board        1997 to 2001;
                                         Managing
                                         Director since
                                         2004.

Mel P. Melsheimer       President,       President, Chief   President, Managing Director,    Questech Corporation,
Age: 64                 Managing         Operating          Chief Operating Officer, Chief   Harris & Harris
                        Director,        Officer and        Financial Officer, Chief         Enterprises, Inc. and
                        Chief            Chief Financial    Compliance Officer and           Nanotechnologies, Inc.
                        Operating        Officer since      Treasurer of the Company.
                        Officer, Chief   1997; Chief        President of Harris & Harris
                        Financial        Compliance         Enterprises, Inc.
                        Officer, Chief   Officer and
                        Compliance       Treasurer since
                        Officer and      2001; Managing
                        Treasurer        Director since
                                         2004

Daniel V. Leff          Executive Vice   Since January      Executive Vice President and     None
Age:  35                President,       2004               Managing Director of the
                        Managing                            Company.  Senior Associate at
                        Director                            Sevin Rosen Funds from 2001 to
                                                            2003. Venture Capital Consultant
                                                            for Redpoint Ventures from 2000
                                                            - 2001. Manager, Strategic
                                                            Investments of Intel Corporation
                                                            from 1997 to 2000.

Douglas W. Jamison      Vice President   Vice President     Vice President and Managing      None
Age: 34                 and Managing     since September    Director of the Company.
                        Director         2002; Managing     Senior technology manager,
                                         Director since     University of Utah Technology
                                         2004               Transfer Office, 1997 to 2002.

Daniel B. Wolfe         Vice President   Vice President     Vice President of the
Age: 27                                  beginning July     Company.  Consultant for
                                         2004               Nanosys, Inc. from 2002
                                                            through 2004.  Consultant for
                                                            CW Group 2001 through 2004.
                                                            Consultant for Bioscale, Inc.
                                                            January 2003 through 2004.
                                                            Co-Founder and President of
                                                            Scientific Venture
                                                            Assessments, Inc., February
                                                            2002 through January 2002.

Helene B. Shavin        Vice             Vice President     Vice President, Controller and   None
Age: 50                 President,       and Controller     Assistant Secretary of the
                        Controller and   since 2001;        Company.  Vice President and
                        Assistant        Assistant          Controller of Harris & Harris
                        Secretary        Secretary since    Enterprises, Inc. since 2001.
                                         2002               Vice President, Citicorp
                                                            Venture Capital, 1986 to 2000.

----------------



         * Charles E. Harris is an "interested person" of the Company, as defined in the 1940 Act, as a beneficial owner of more than 5% of our stock, as a control person of ours and as one of our officers. In addition, each of Dr. Kelly S. Kirkpatrick and Lori D. Pressman may be considered to be an "interested person" of the Company because of the work each does consulting for the Company.

         Messrs. Harris, Melsheimer, Leff and Jamison are primarily responsible for the day to day management of our portfolio, and have served in this capacity since 1984, 1997, 2004 and 2002, respectively.

         We do not consider that any person other than Charles E. Harris "controls" the Company within the meaning of this item.

Executive Officers

         Charles E. Harris. Mr. Harris currently serves as our Chairman, Chief Executive Officer and as a Managing Director. He has served as our Chief Executive Officer since July 1984 and as a Managing Director since January 2004. He has been a member of our board of directors and served as Chairman of the board since April 1984. He also served as our Chief Compliance Officer from February 1997 to February 2001. He was a member of the Advisory Panel for the Congressional Office of Technology Assessment. Prior to joining us, he was Chairman of Wood, Struthers and Winthrop Management Corporation, the investment advisory subsidiary of Donaldson, Lufkin and Jenrette. He is currently a member of the New York Society of Security Analysts. He acts as a Trustee and head of the audit committee of Cold Spring Harbor Laboratory, a not-for-profit institution that conducts research and education programs in the fields of molecular biology and genetics. He also serves as a Trustee and head of the audit committee of the Nidus Center, a life sciences business incubator in St. Louis, Missouri. He is a life-sustaining fellow of MIT and a shareholder of its Entrepreneurship Center. He is an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as a beneficial owner of more than 5% of our Common Stock, as a control person and as one of our officers.

         Mel P. Melsheimer. Mr. Melsheimer has served as our President, Chief Operating Officer and Chief Financial Officer since February 1997. Since February 2001, he has also served as our Chief Compliance Officer, since July 2001, as Treasurer and since January 2004, as a Managing Director. From March 1994 to February 1997, he served as a nearly full-time consultant to us or as an officer to one of our portfolio companies. From November 1992 to February 1994, he served as Executive Vice President, Chief Operating Officer and Secretary of Dairy Holdings, Inc.

         Daniel V. Leff. Mr. Leff has served as our Executive Vice President and as a Managing Director since January 2004. Prior to joining us, he was a Senior Associate with Sevin Rosen Funds in the firm's Dallas, Texas office, where he focused on early-stage investment opportunities in semiconductors, components, and various emerging technology areas. Previously he worked for Redpoint Ventures in the firm's Los Angeles office. In addition, he previously held engineering, marketing and strategic investment positions with Intel Corporation. He received his Ph.D. degree in Physical Chemistry from UCLA's Department of Chemistry and Biochemistry, where his thesis advisor was Professor James R. Heath (recipient of the 2000 Feynman Prize in Nanotechnology). He also received a B.S. in Chemistry from the University of California, Berkeley and an MBA from The Anderson School at UCLA, where he was an Anderson Venture Fellow. He has published several articles in peer-reviewed scientific journals and has been awarded two patents in the field of Nanotechnology. He is also a member of the business advisory boards of the NanoBusiness Alliance and the California NanoSystems Institute (CNSI).

         Douglas W. Jamison. Mr. Jamison has served as our Vice President since September 2002 and as a Managing Director since January 2004. Prior to joining us, he worked for five years as a Senior Technology Manager at the University of Utah Technology Transfer Office, where he managed intellectual property. On January 14, 2004, the Directors named Mr. Jamison as the future President of the Company after Mr. Melsheimer's scheduled retirement on December 31, 2004. He is a member of the Scientific Advisory Board of Chlorogen, Inc., in which the Company has an investment. His professional societies include the Association of University Technology Managers, for which he serves on its Survey Statistics and Metrics Committee, the American Association for the Advancement of Science and the Institute of Electrical and Electronics Engineers. He is a member of the Advisory Board, Massachusetts Technology Collaborative Nanotechnology Venture Forum, of the Advisory Board, Converging Technology Bar Association and the Advisory Board, Nanotechnology Law & Business (Journal for Attorneys, Entrepreneurs and Investors Involved in Small Scale Technologies).

         Daniel B. Wolfe. Mr. Wolfe will serve as a Vice President starting in July 2004. Prior to joining us, he served as a consultant to Nanosys, Inc., CW Group and Bioscale, Inc. From February 2000 to January 2002, he was the Co-founder and President of Scientific Venture Assessments, Inc., a provider of scientific analysis of prospective investments for private equity placements and scientific expertise to high-technology companies. He is completing a Ph.D. from Harvard University, where he is conducting research under Professor George Whitesides.

         Helene B. Shavin. Ms. Shavin has served as our Vice President and Controller since 2001 and as our Assistant Secretary since 2002. Prior to joining us, she was a Vice President with Citicorp Venture Capital from 1986 to 2000.

Board of Directors

         Our board of directors supervises our management. The responsibilities of each director include, among other things, the oversight of the investment approval process, the quarterly valuation of our assets, and the oversight of our financing arrangements.

         Interested Directors:

         Charles E. Harris.  See biography under "Executive Officers."

         Kelly S. Kirkpatrick. Dr. Kirkpatrick has served as a member of our board of directors since March 2002. She has served as a consultant to us on nanotechnology and in our due diligence work on Agile Materials & Technologies, Inc. and Optiva, Inc. She is an independent business consultant assessing and advising on early stage, technology start-ups for venture capital companies. From 2000 to 2002, she served in the Office of the Executive Vice Provost of Columbia University as Director of the Columbia University Nanotechnology Initiative and as Director for Research and Technology Initiatives. From 1998 to 2000, she served in the White House Office of Science and Technology Policy as a Senior Policy Analyst involved in the National Nanotechnology Initiative. From 1997 to 1998, she was a Science Policy Coordinator for Sandia National Laboratories. From 1995 to 1996, she served in the office of Senator Joseph Lieberman as Legislative Assistant, Congressional Science and Engineering Fellow. She may be considered to be an "interested person" of the Company because of the consulting work she does for us.

         Lori D. Pressman. Ms. Pressman has served as a member of our board of directors since March 2002. She has served as a consultant to us on tiny technology, intellectual property and in our due diligence work on Chlorogen, Inc., Continuum Photonics, Inc., NanoOpto Corporation, Nanopharma Corp., Nanosys, Inc., Nantero, Inc. and NeoPhotonics Corporation. She also acts as an observer for us at board meetings of certain investee companies in the Boston area. She is a business consultant providing advisory services to start-ups and venture capital companies. She consults internationally on technology transfer practices and metrics for non-profit and government organizations. From 1999 to 2001, she was Chair of the Survey Statistics and Metrics Committee of the Association of University Technology Managers. From September 1989 to July 2000, she was employed by MIT in its Technology Licensing Office. She served as its Technology Licensing Officer from 1989 to 1995 and as Assistant Director from 1996 to 2000. From September 1984 to September 1989, she was Senior Development Engineer at Lasertron, Inc. She may be considered to be an "interested person" of the Company because of the consulting work she does for us.

         Independent Directors:

         C. Wayne Bardin. Dr. Bardin has served as a member of our board of directors since December 1994. From 1998 to 2003, he served as President of Thyreos Corp., a privately held, start-up pharmaceutical company. From 1978 through 1996, he was Vice President of The Population Council. His professional appointments have included: Professor of Medicine, Chief of the Division of Endocrinology, The Milton S. Hershey Medical Center of Pennsylvania State University and Senior Investigator, Endocrinology Branch, National Cancer Institute. He has also served as a consultant to several pharmaceutical companies. He has been appointed to the editorial boards of 15 journals. He has also served on national and international committees and boards for the National Institutes of Health, World Health Organization, The Ford Foundation and numerous scientific societies.

         Phillip A. Bauman. Dr. Bauman has served as a member of our board of directors since February 1998. He is Senior Attending in Orthopedic Surgery at St. Luke's/Roosevelt Hospital Center in Manhattan and has served as an elected member of the executive committee of the Medical Board since 2000. He has been Assistant Professor of Orthopedic Surgery at Columbia University since 1998 and a Vice President of Orthopedic Associates of New York since 1994. He was elected a fellow of the American Academy of Orthopaedic Surgeons in 1991. He is an active member of the American Orthopaedic Society for Sports Medicine, the New York State Society of Orthopaedic Surgeons and the American Medical Association.

         G. Morgan Browne. Mr. Browne has served as a member of our board of directors since June 1992. From 2001 to 2003, he served as Chief Financial Officer of Cold Spring Harbor Laboratory, a not-for-profit institution that conducts research and education programs in the fields of molecular biology and genetics. From 1985 to 2001, he was the Administrative Director of Cold Spring Harbor Laboratory. In prior years, he was active in the management of numerous scientifically based companies as an officer, as an individual consultant and as an associate of Laurent Oppenheim Associates, Industrial Management Consultants. He is a Director of OSI Pharmaceuticals, Inc., a publicly held company principally engaged in drug discovery based on gene transcription. He was a founding director of the New York Biotechnology Association and a founding director of the Long Island Research Institute.

         Dugald A. Fletcher. Mr. Fletcher has served as a member of our board of directors since 1996. He has served as President of Fletcher & Company, Inc., a management consulting firm since 1984. Until the end of 1997, he was Chairman of Binnings Building Products Company, Inc. His previous business appointments include: adviser to Gabelli/Rosenthal LP, a leveraged buyout fund; Chairman of Keller Industries, building and consumer products; Senior Vice President of Booz-Allen & Hamilton; President of Booz-Allen Acquisition Services; Executive Vice President and a Director of Paine Webber, Inc.; and President of Baker, Weeks and Co., Inc., a New York Stock Exchange member firm. He is currently a Trustee of the Gabelli Growth Fund and a Director of the Gabelli Convertible and Income Securities Fund, Inc.

         Mark A. Parsells. Mr. Parsells has served as a member of our board of directors since November 2003. He is the Chairman, President and Chief Executive Officer of Fusura LLC, an AIG company that is an Internet-based, direct to consumer auto insurance business. Since February 2004, he is the Chairman, President and Chief Executive Officer of Montpelier Ventures, a management consulting firm. He graduated from Emory University (BA), Cornell University (MBA) and Vlerick Leuven Gent Business School (MBA). Previously, he was President and Chief Operating Officer of Citibank Online, worked in executive positions for Bank One and American Express and acted as Special Assistant to U.S. Senator John Heinz.

         Charles E. Ramsey. Mr. Ramsey has served as a member of our board of directors since October 2002. He is a retired founder and principal of Ramsey/Beirne Associates, Inc., an executive search firm that specialized in recruiting top officers for high technology companies, many of which were backed by venture capital. An active investor, he is a director of three privately held companies, including Experion Systems, Inc., in which we own an equity interest. He works on construction projects in Nicaragua as a member of the Nicaraguan Initiative Committee for the Presbyterian Churches of the Hudson River and as Chair of Bridges to Community, a non-governmental organization dedicated to construction projects in Nicaragua.

         James E. Roberts. Mr. Roberts has served as a member of our board of directors since 1995. Since 2002, he has been Executive Vice President and Chief Underwriting Officer of the Reinsurance Division of Alea North America Company. From October 1999 to November 2002, he was Chairman and Chief Executive Officer of the Insurance Corporation of New York, Dakota Specialty Insurance Company, and Recor Insurance Company Inc., all members of the Trenwick Group, Ltd. From October 1999 to March 2000, he served as Vice Chairman of Chartwell Reinsurance Company. Prior to assuming those positions, he was Vice Chairman of Trenwick America Reinsurance Corporation from May 1995 to March 2000.

Committees of the Board of Directors

         Our board of directors maintains an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee, a Valuation Committee, a Pricing Committee and an Independent Directors Committee. All of the members of each committee other than Mr. Harris (who sits on the Executive Committee and the Pricing Committee) are non-interested directors (as defined in Section 2(a)(19) of the 1940 Act).

         The Executive Committee has and may exercise those rights, powers and authority that the board of directors from time to time grants to it, except where action by the full board is required by statute, an order of the SEC or our charter or bylaws. The Executive Committee did not meet as a separate committee and did not act by unanimous written consent in 2003. The members of the Executive Committee are Messrs. Harris (Chairman), Roberts and Browne and Dr. Bardin.

         The Audit Committee operates pursuant to a charter. The charter was approved by the board of directors on March 13, 2003. The charter was revised on November 13, 2003 and was approved by the Audit Committee, and approved by the board of directors on March 10, 2004. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee's responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with the independent registered public accounting firm the planning, scope and results of their audit and our financial statements and the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and receiving our audit reports and financial statements. The members of the Audit Committee are Messrs. Fletcher (Chairman) and Browne and Dr. Bauman, all of whom are considered independent under the rules promulgated by the Nasdaq National Market.

         The Compensation Committee determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our officers and employees. The members of the Compensation Committee are Messrs. Roberts (Chairman), Parsells and Ramsey and Dr. Bauman.

         The Nominating Committee recommends candidates for election as directors to the board of directors and makes recommendations to the board as to our corporate governance policies. The members of the Nominating Committee are Messrs. Bardin (Chairman), Parsells and Ramsey and Dr. Bauman.

         The Valuation Committee reviews and approves the valuation of our assets, from time to time, as prescribed by the 1940 Act, pursuant to the guidelines established by our board of directors. The members of the Valuation Committee are Messrs. Fletcher (Chairman), Browne, Parsells and Roberts and Dr. Bardin.

         The Pricing Committee was established by the board of directors on October 21, 2003. The Pricing Committee is responsible for approving the price of any offering of our shares of stock, approving the number of shares being offered in such offering, providing final approval of the underwriting agreement and handling any other details as are necessary to effect the transaction. The members of the Pricing Committee are Messrs. Harris (Chairman), Fletcher and Mayer.

         The Board of Directors approved the appointment of an Independent Directors Committee on March 10, 2004, which will have the responsibility of proposing corporate governance and long-term planning matters to the Board of Directors.

         The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2003.



                                              Dollar Range of Equity Securities
Name of Director                                  Beneficially Owned (1)(2)(3)
-------------------------------------------------------------------------------
Interested Directors:
--------------------
Charles E. Harris                                    Over $100,000
Dr. Kelly S. Kirkpatrick(4)                          $50,001 - $100,000
Lori D. Pressman(4)                                  $50,001-$100,000

Independent Directors:
---------------------
Dr. C. Wayne Bardin                                  Over  $100,000
Dr. Phillip A. Bauman                                Over $100,000
G. Morgan Browne                                     Over $100,000
Dugald A. Fletcher                                   Over $100,000
Mark A. Parsells                                     None
Charles E. Ramsey                                    Over $100,000
James E. Roberts                                     Over $100,000
-------------------

(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(2)  The dollar ranges are: none, $1-$10,000, $10,001-$50,000,
     $50,001-$100,000 and over $100,000.

(3) The dollar ranges are based on the price of the equity securities as of December 31, 2003.

(4) Denotes an individual who may be considered an "interested person" because of consulting work performed for us.


Principal Shareholders

         Set forth below is information as of May 13, 2004 with respect to the beneficial ownership of our Common Stock by (i) each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each of our directors and executive directors and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, to our knowledge, all shares are beneficially owned and investment and voting power is held by the persons named as owners. Except for holdings by directors and executive officers, the information in the table below is from publicly available information that may be as of dates earlier than May 13, 2004. At this time, we are unaware of any shareholder owning 5% or more of the outstanding shares of Common Stock other than the ones noted below. Unless otherwise provided, the address of each holder is c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019.

                                                        Amount and Nature of       Percentage of Outstanding Common
       Name and Address of Beneficial Owner             Beneficial Ownership                 Shares Owned
       ------------------------------------------------------------------------------------------------------------
Directors and Executive Officers:
  Charles E. and Susan T. Harris..............              1,050,893(1)                         7.6
  Dr. C. Wayne Bardin.........................                 21,316(2)                          *
  Dr. Phillip A. Bauman.......................                 22,476(3)                          *
  G. Morgan Browne............................                 34,172                             *
  Dugald A. Fletcher..........................                 13,370                             *
  Douglas W. Jamison..........................                    625                             *
  Dr. Kelly S. Kirkpatrick....................                  3,313                             *
  Daniel V. Leff..............................                      0                             *
  Mel P. Melsheimer...........................                 80,210(4)                          *
  Mark A. Parsells............................                      0                             *
  Lori D. Pressman............................                  3,871                             *
  Charles E. Ramsey...........................                 28,046                             *
  James E. Roberts............................                 16,392                             *
  Helene Shavin...............................                  3,000                             *

All directors and executive officers as
  a group (15 persons)........................              1,277,684                            9.3

5% Shareholders:
  Jonathan Rothschild

   c/o Arterio, Inc.
   1061-B Shary Circle
   Concord, California 94518..................                770,330                            5.6

  Masters Capital Management LLC/Michael
   Masters(5)
   3060 Peachtree Road, N.E., Suite 1815
   Atlanta, Georgia 30305.....................                886,962(6)                         6.4

----------------

* Less than 1%.

(1) Includes 1,039,559 shares owned by Mrs. Harris and 11,334 shares owned by Mr. Harris.

(2)  Includes 3,786 shares owned by Bardin LLC for the Bardin LLC
     Profit-Sharing Keogh.

(3) Includes 5,637 shares owned by Ms. Milbry C. Polk, Dr. Bauman's wife; 100 shares owned by Adelaide Polk-Bauman, Dr. Bauman's daughter; 100 shares owned by Milbry Polk-Bauman, Dr. Bauman's daughter; and 100 shares owned by Mary Polk-Bauman, Dr. Bauman's daughter. Ms. Milbry C. Polk is the custodian for the accounts of the three children.

(4) Includes 13,334 shares which are owned jointly by Mel P. Melsheimer and his wife.

(5) Pursuant to a Schedule 13G/A dated February 9, 2004, Masters Capital Management LLC ("Masters") and Michael Masters beneficially owned 568,200 shares and Marlin Fund Offshore, Ltd. beneficially owned 318,762 shares (all with shared voting and dispositive power).

(6)  See Footnote 5.


Remuneration of Directors and Others

         The following table sets forth the compensation paid by us for the fiscal year ended December 31, 2003 to our directors and others. During the fiscal year ended December 31, 2003, we did not pay any pension or retirement benefits.


                                                                                    Total Compensation Paid to
           Name of Director                   Aggregate Compensation ($)                  Directors ($)
--------------------------------------------------------------------------------------------------------------
Independent Directors:
Dr. C. Wayne Bardin                                      19,000                                19,000
Dr. Phillip A. Bauman                                    18,000                                18,000
G. Morgan Browne(1)                                      21,462                                21,462
Dugald A. Fletcher                                       19,000                                19,000
James E. Roberts                                         16,000                                16,000
Glenn E. Mayer(6)                                        18,000                                18,000
Mark A. Parsells(2)                                       1,214                                 1,214
Charles E. Ramsey                                        13,000                                13,000
Interested Directors:
Charles E. Harris(3)                                          0                                     0
Dr. Kelly S. Kirkpatrick(4)                              18,926                                18,926
Lori D. Pressman(5)                                      75,725                                75,725
--------------------


(1) Includes $462 for reimbursement for travel expenses to attend board meetings.

(2) Includes $414 for reimbursement for travel expenses to attend board meetings.

(3)  Mr. Harris is an "interested person" as defined in the 1940 Act.

(4) Includes $1,613 for reimbursement for travel expenses to attend board meetings and $1,313 for consulting services. Dr. Kirkpatrick may be considered an "interested person" because of consulting work performed for us.

(5) Includes $1,725 for reimbursement for travel expenses to attend board meetings and $57,000 for consulting services. Ms. Pressman may be considered an "interested person" because of consulting work performed for us.

(6) Mr. Mayer was not a nominee for reelection at the Annual Meeting of Shareholders held on May 12, 2004.

         Effective June 18, 1998, directors who were not officers received $1,000 for each meeting of the board of directors and $1,000 for each committee meeting they attended in addition to a monthly retainer of $500. Prior to June 18, 1998, the directors were paid $500 for committee meetings and no monthly retainer. We also reimburse our directors for travel, lodging and related expenses they incur in attending board and committee meetings. The total compensation and reimbursement for expenses paid to all directors in 2003 was $162,014.

         In 1998, the board of directors approved that effective January 1, 1998, 50% of all director fees be used to purchase our Common Stock from us. However, effective March 1, 1999, the board of directors approved that directors purchase our Common Stock in the open market, rather than from us. In 2001, the outside directors (i.e., all directors except Mr. Harris) bought a total of 7,944 shares in the open market. In 2002, the outside directors bought 9,524 shares in the open market and 43,426 shares through exercise of rights in a public offering of our Common Stock.

Remuneration of Chief Executive Officer and Other Executive Officers

         The following table sets forth a summary for each of the last three years ended December 31 of the cash and non-cash compensation paid to our chief executive officer and our other executive officers.

                                                              Annual Compensation
                                                                               Other Annual         All Other
             Name and                               Salary        Bonus        Compensation       Compensation
        Principal Position              Year         ($)          ($)(1)          ($)(2)             ($)(3)
        ------------------------------------------------------------------------------------------------------
Charles E. Harris                       2003        224,567              0         43,006            318,296
  Chairman of the Board & Chief         2002        221,217         10,503         46,570            165,468
  Executive Officer(4)                  2001        215,510              0         48,453            232,000


Mel P. Melsheimer                       2003        254,106              0              0             14,000
  President, Chief Operating            2002        250,327          3,224              0             12,500
  Officer, Chief Financial              2001        243,869              0              0             10,500
  Officer, Treasurer & Chief
  Compliance Officer

Helene B. Shavin                        2003         89,241              0              0             14,000
  Controller                            2002         85,353          1,161              0             11,000
                                        2001         13,333              0              0              1,867

Susan T. Harris                         2003          9,522              0              0                  0
  Secretary(5)                          2002         12,703              0              0              2,332
                                        2001         12,376              0              0              1,578

Douglas W. Jamison                      2003        137,182              0              0             12,000
  Vice President                        2002         35,936              0              0              1,050

----------------

(1) For 2002, these amounts represent the actual amounts earned as a result of realized gains during the year ended December 31, 2002 under the Harris & Harris Group Employee Profit-Sharing Plan and paid out in 2003. You may find more information on our Employee Profit-Sharing Plan under Incentive Compensation Plans.
(2) Other than those for Mr. Harris, amounts of "Other Annual Compensation" earned by the named executive officers for the periods presented did not meet the threshold reporting requirements.
(3) Except for Mr. Harris, amounts reported represent our contributions on behalf of the named executive to the Harris & Harris Group, Inc. 401(k) Plan. For 2003, Mr. Harris's "All Other Compensation" consists of:
     $14,000 401(k) Plan employer contribution; $298,306 for his 2003 SERP contribution; and $5,990 in life insurance premiums for the benefit of his beneficiaries. With respect to 2002 and 2003, an additional $73,739 was accrued for Mr. Harris's SERP account in 2002, but was not paid until 2003.
(4)  Mr. Harris has an employment agreement with us.
(5) Ms. Harris also earned $2,000 in 2003 for her participation at board meetings as secretary, but was not paid until 2004.

Incentive Compensation Plans

         As of January 1, 1998, we began implementing the Harris & Harris Group, Inc. Employee Profit-Sharing Plan, which we refer to as the 1998 Plan, which provided for profit sharing equal to 20% of our net realized income as reflected on the Consolidated Statements of Operations for that year, less nonqualifying gains, if any. We terminated the 1998 Plan as of December 31, 1999, subject to the payment of any amounts owed on the 1999 realized gains under the 1998 Plan.

         As of January 1, 2000, we implemented the Harris & Harris Group, Inc. Employee Profit-Sharing Plan, which we refer to as the Plan, which provides for profit sharing by our officers and employees equal to 20% of our "qualifying income" for that plan year. For the purposes of the Plan, qualifying income is defined as net realized income as reflected on our consolidated statements of operations for that year, less nonqualifying gains, if any.

         Under the Plan, our net realized income includes investment income, realized gains and losses, and operating expenses (including taxes paid or payable by us), but is calculated without including dividends paid or distributions made to shareholders, payments under the Plan, unrealized gains and losses, and loss carry-overs from other years. The portion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered nonqualifying gain, which reduces qualifying income.

         As soon as practicable following the year-end audit, the Compensation Committee will determine whether, and if so how much, qualifying income exists for a plan year. Once determined, 90% of the qualifying income will be paid out to plan participants pursuant to the distribution percentages set forth in the Plan. The remaining 10% will be paid out after we have filed our federal tax return for that plan year. At December 31, 2002, the distribution amounts for each officer and employee were as follows: Charles E. Harris, 13.790% ($10,503); Mel P. Melsheimer, 4.233% ($3,224); Helene B. Shavin, 1.524%
($1,161); and Jacqueline M. Matthews, 0.453% ($345), which together equal 20% ($15,233). In one case, for a former employee who left other than due to termination for cause, any amount earned will be accrued and may subsequently be paid to the participant.

         On April 26, 2000, our shareholders approved the performance goals under the Plan in accordance with Section 162(m) of the Code, effective as of January 1, 2000. The Code generally provides that a public company such as we are may not deduct compensation paid to its chief executive officer or to any of its four most highly compensated officers to the extent that the compensation paid to the officer/employee exceeds $1,000,000 in any tax year, unless the payment is made upon the attainment of objective performance goals that are approved by our shareholders.

         As of January 1, 2003, we implemented the Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan, which we refer to as the 2002 Plan.

         On October 15, 2002, our shareholders approved the performance goals under the 2002 Plan in accordance with Section 162(m) of the Code, effective as of January 1, 2003.

         Under the 2002 Plan, our net realized income includes investment income, realized qualifying gains and losses, and operating expenses (including taxes paid or payable by us), but is calculated without including dividends paid or loss carry-overs from other years, which we refer to as qualifying income.

         Under the 2002 Plan, awards previously granted to the four current Participants (Messrs. Harris and Melsheimer and Ms. Shavin and Matthews, herein referred to as the "grandfathered participants") will be reduced by 10% with respect to "Non-Tiny Technology Investments" (as defined in the 2002
Plan) and by 25% with respect to "Tiny Technology Investments" (as defined in the 2002 Plan) and will become permanent. These reduced awards are herein referred to as "grandfathered participations." The amount by which the awards are reduced will be allocable and reallocable each year by the Compensation Committee among current and new participants as awards under the 2002 Plan. The grandfathered participations will be honored by us whether or not the grandfathered participant is still employed by us or is still alive (in the event of death, the grandfathered participations will be paid to the grandfathered participant's estate), unless the grandfathered participant is dismissed for cause, in which case all awards, including the grandfathered participations, will be immediately cancelled and forfeited. With regard to new investments and follow-on investments made after the date on which the first new employee begins participating in the 2002 Plan, both current and new participants will be required to be employed by us at the end of a plan year in order to participate in profit-sharing on our investments with respect to that year.

         Notwithstanding any provisions of the 2002 Plan, in no event may the aggregate amount of all awards payable for any Plan Year during which we remain a "business development company" within the meaning of the 1940 Act be greater than 20% of our "net income after taxes" within the meaning of Section 57(n)(1)(B) of the 1940 Act. In the event the awards as calculated exceed that amount, the awards will be reduced pro rata.

         The 2002 Plan may be modified, amended or terminated by the Compensation Committee at any time. Notwithstanding the foregoing, the grandfathered participations may not be further modified. Nothing in the 2002 Plan will preclude the Compensation Committee from naming additional participants in the 2002 Plan or, except for grandfathered participations, changing the Award Percentage of any Participant (subject to the overall percentage limitations contained in the 2002 Plan). Currently under the 2002 Plan, the distribution amounts for non-grandfathered investments for each officer and employee currently are as follows: Charles E. Harris, 7.790%; Mel
P. Melsheimer, 3.733%; Douglas W. Jamison, 3.5%; Daniel V. Leff, 3.0%; Helene
B. Shavin, 1.524%; and Jacqueline M. Matthews, 0.453%, which together equal
20%.

         The grandfathered participations are set forth below:


                                                                Grandfathered Participations
                                                                ----------------------------
           Name of Officer/Employee                 Non-Tiny Technology (%)             Tiny Technology (%)
           -------------------------------------------------------------------------------------------------
    Charles E. Harris                                       12.41100                          10.34250
    Mel P. Melsheimer                                        3.80970                           3.17475
    Helene B. Shavin                                         1.37160                           1.14300
    Jacqueline M. Matthews                                   0.40770                           0.33975
    TOTAL                                                   18.00000                          15.00000


         Accordingly, an additional 2% of Qualifying Income with respect to grandfathered Non-Tiny Technology Investments, 5% of Qualifying Income with respect to grandfathered Tiny Technology Investments and the full 20% of Qualifying Income with respect to new investments are available for allocation and reallocation from year to year. Currently Douglas W. Jamison and Daniel V. Leff are each allocated 0.80% of the Non-Tiny Technology Grandfathered Participations and 2% of the Tiny Technology Grandfathered Participations.

         During 2002, we decreased the profit-sharing accrual by $163,049, bringing the cumulative accrual under the Plan to $15,233 at December 31, 2002. The amounts payable under the Plan for net realized income during the year ended December 31, 2002 are $15,233. We paid out 90% in March 2003 and the remaining 10% upon the completion and filing of our 2002 federal tax return. During 2003, we made no accrual for profit sharing.

Other Information

         We are not subject to any material pending or, to our knowledge, threatened legal proceedings.

         Our custodian is J.P. Morgan Chase Bank, 345 Park Avenue, New York, New York 10154-1002.

         Our transfer and dividend-paying agent is The Bank of New York, 101 Barclay Street, New York, New York 10286.

                          DIVIDENDS AND DISTRIBUTIONS

         As a regulated investment company under the Code, we will not be subject to U.S. federal income tax on our investment company taxable income that we distribute to shareholders, provided that at least 90% of our investment company taxable income for that taxable year is distributed to our shareholders. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

         To the extent that we retain any net capital gain, we may pay deemed capital gain dividends to shareholders. If we do pay a deemed capital gain dividend, you will not receive a cash distribution, but instead you will receive a tax credit equal to your proportionate share of the tax paid by us. When we declare a deemed dividend, our dividend-paying agent will send you an IRS Form 2439 which will reflect receipt of the deemed dividend income and the tax credit. This tax credit, which we pay at the applicable corporate rate, is normally at a higher rate than the rate payable by individual shareholders on the deemed dividend income. The excess credit can be used by the shareholder to offset other taxes due in that year or to generate a tax refund to the shareholder. In addition, each shareholder's tax basis in his shares of Common Stock is increased by the excess of the capital gain on which we paid taxes over the amount of taxes we paid. See "Taxation."

         We did not pay a cash dividend or declare a deemed capital gain dividend for 2002. On January 22, 2002, we announced a deemed capital gain dividend for 2001 of $0.0875 per share for a total of $775,620.

                                   TAXATION

Taxation of the Company

         We have elected and qualified and intend to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, we must, among other things, (a) derive in each taxable year at least 90% of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies; and (b) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of any issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses.

         In the case of a regulated investment company which furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification"). We have received SEC Certification since 1999, including for 2002, but it is possible that we may not receive SEC Certification in future years. Pursuant to the SEC Certification, we are generally entitled to include, in the computation of the 50% value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

         As a regulated investment company, in any fiscal year with respect to which we distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses) determined without regard to the deduction for dividends paid and
(ii) net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to shareholders. To the extent that we retain our net capital gains for investment, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

          (1) at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

          (2) at least 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by a company with a November or December year-end to use the company's fiscal year); and

          (3) any undistributed amounts from previous years on which we paid no U.S. federal income tax.

         While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

         If in any particular taxable year, we do not qualify as a regulated investment company, all of our taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and distributions will be taxable to the shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

         We may decide to be taxed as a corporation even if we would otherwise qualify as a regulated investment company.

Company Investments

         We may make certain investments which would subject us to special provisions of the Code that, among other things, may affect the character of the gains or losses realized by us and require us to recognize income or gain without receiving cash with which to make distributions.

         In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to the shareholders their share of the foreign taxes paid by us.

         Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals.

Taxation of Shareholders

         Distributions we pay to you from our ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of our earnings and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

         In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in the shareholder's income as long-term capital gains and (ii) the shareholder's proportionate share of the corporate tax paid by us.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common tock. If we pay you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

         A shareholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a shareholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         In general, federal withholding taxes at a 30% rate (or a lower rate pursuant to a tax treaty) will apply to distributions to shareholders (except to those distributions designated by us as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations (a "non-U.S. investor"). Different tax consequences may result if a non-U.S. investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

Backup Withholding

         We are required in some circumstances to backup withhold on taxable dividends and other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number and certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

         The foregoing is a general discussion of the provisions of the Code and the Treasury regulations in effect as they directly govern our taxation and our shareholders. These provisions are subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding notes in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.

                        CERTAIN GOVERNMENT REGULATIONS

         A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in private investments. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing primarily in privately owned companies.

         As a business development company, we may not acquire any assets other than "qualifying assets" unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

          o securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

          o securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to the securities; and

o cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

         An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

          o does not have a class of securities registered on an exchange or a class of securities with respect to which a broker may extend margin credit;

          o is actively controlled by the business development company and has an affiliate of a business development company on its board of directors; or

          o    meets other criteria as may be established by the SEC.

         Control under the 1940 Act is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

         To include securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities (whether directly or through cooperating parties) significant managerial assistance such as providing significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each of our portfolio companies.

         As a business development company, we are entitled to issue senior securities in the form of stock or indebtedness, including bank borrowings and debt securities, as long as our senior securities have an asset coverage of at least 200% immediately after each issuance. See "Risk Factors."

         We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of members of our board of directors who are not interested persons and, in some cases, may have to seek prior approval from the SEC.

         As with other companies regulated by the 1940 Act, a business development company must adhere to substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person's office.

         We maintain a code of ethics that establishes procedures for personal investment and restricts some transactions by our personnel. Our code of ethics generally does not permit investment by our employees in private securities that may be purchased or held by us. The code of ethics is filed as an exhibit to our registration statement of which this Prospectus is a part. You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (800) SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549.

         We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of our shares. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of the company's shares present at a meeting if more than 50% of the outstanding shares of the company are present and represented by proxy or (ii) more than 50% of the outstanding shares of the company.

         Pending further clarification from the SEC, as a consequence of the foregoing classifications and eligibility criteria, we will not treat as an eligible portfolio company pursuant to the first alternative criterion described above (that is, no class of securities outstanding against which a broker may extend margin credit) any company that, at the time of our investment, has outstanding any debt securities or equity securities against which the margin rules adopted by the Federal Reserve Board authorize a broker to extend credit.

                                CAPITALIZATION

         We are authorized to issue 25,000,000 shares of Common Stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.10 per share. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, shares of Common Stock will be fully paid and non-assessable. All shares issued as a result of exercise of the rights will be newly issued shares. Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

         The following table shows the number of shares of (i) capital stock authorized, (ii) the amount held by us or for our own account and (iii) capital stock outstanding for each class of our authorized securities as of December 31, 2003.


                                                           Amount Held by Company or
          Title of Class              Amount Authorized       for its Own Account       Amount Outstanding
----------------------------------------------------------------------------------------------------------
Common Stock                              25,000,000                1,828,740                13,798,845

Preferred Stock                            2,000,000                        0                         0



Issuance of Preferred Stock

         Our board of directors is authorized by our articles of incorporation to issue up to 2,000,000 shares of preferred stock having a par value of $0.10 per share. The board of directors is authorized to divide the preferred stock into one or more series and to determine the terms of each series, including but not limited to the voting rights, redemption provisions, dividend rate and liquidation preference. Any terms must be consistent with the requirements of the 1940 Act. The 1940 Act currently prohibits us from issuing any preferred stock if after giving effect to the issuance the value of our total assets, less all liabilities and indebtedness other than senior securities, would be less than 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate involuntary liquidation value of our preferred stock (other than up to 5% borrowings for temporary purposes). Leveraging with preferred stock raises the same general potential for loss or gain and other risks as does leveraging with borrowings described above.

Options and Warrants

         We have no options or warrants outstanding. Under the 1940 Act, we cannot issue options and/or warrants for more than 25% of our outstanding voting securities.

                             PLAN OF DISTRIBUTION

         We may sell our Common Stock through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our Common Stock will be named in the applicable Prospectus Supplement.

         The distribution of our Common Stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our Common Stock.

         In connection with the sale of our Common Stock, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Common Stock to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Common Stock may be deemed to be underwriters under the Securities Act of 1933, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Common Stock may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed 8%. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

         Any Common Stock sold pursuant to a Prospectus Supplement will be listed on the Nasdaq National Market.

         Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Common Stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

         If so indicated in the applicable Prospectus Supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Common Stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Common Stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

         In connection with an offering of our Common Stock in December 2003, we and our most senior executive officers have agreed that for a period of 90 days after the date of this Prospectus, we and they will not, without the prior written consent of Punk, Ziegel & Company, directly or indirectly: offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer (subject to certain exceptions) any shares of our Common Stock or securities convertible into or exchangeable or exercisable for shares of our Common Stock, whether now owned or acquired after the date of this Prospectus by any person or with respect to which any person acquires after the date of this Prospectus the power of disposition, or file any registration statement under the Securities Act with respect to any of the foregoing for a period of 180 days, or enter into any swap or other agreement or any other agreement that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of our Common Stock whether any swap or transaction is to be settled by delivery of our Common Stock or other securities, in cash or otherwise.

         In order to comply with the securities laws of certain states, if applicable, our Common Stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, our special counsel in connection with the offering of Common Stock.

                                    EXPERTS

         Our audited financial statements as of December 31, 2003 and for each of the two years in the period then ended have been incorporated by reference from our 2003 Annual Report on Form 10-K in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036. At the 2003 annual meeting, shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our December 31, 2003 financial statements.

         The financial statements, as of and for the year ended December 31, 2001 incorporated by reference in this Prospectus were audited by Arthur Andersen LLP, independent public accountant, as indicated in their report with respect thereto, are included herein in reliance upon the authority of said firm as experts in giving said report. Arthur Andersen LLP has not consented to the inclusion of their report in this Prospectus, and we have not obtained their consent to do so in reliance upon Rule 437a of the Securities Act of 1933. Because Arthur Andersen LLP has not consented to the inclusion of their report in this Prospectus, you will not be able to recover against Arthur Andersen LLP under Section 11(a) of the Securities Act for any untrue statements of a material fact contained in the financial statements audited by Arthur Andersen LLP or any omissions to state a material fact required to be stated therein.

         We will furnish, without charge, a copy of such financial statements upon request by writing to 111 West 57th Street, Suite 1100, New York, New York 10019, Attention: Investor Relations, or calling 212-582-0900.

                   CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

         On February 26, 2002, our Audit Committee approved the dismissal of Arthur Andersen LLP as our independent public accountants effective upon completion of the December 31, 2001 audit, and appointed PricewaterhouseCoopers LLP to serve as our independent public accountants for the year ending December 31, 2002. The appointment of PricewaterhouseCoopers LLP was ratified at our 2002 annual meeting of stockholders held on October 15, 2002.

         Arthur Andersen LLP's reports on our consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the year ended December 31, 2001, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for those years; and there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K.

                              FURTHER INFORMATION

         We are subject to the informational requirements of the 1934 Act and in accordance therewith file reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by us can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, its Northeast Regional Office, 233 Broadway, New York, New York 10279 and its Chicago Regional Office, Suite 900, 175 West Jackson Boulevard, Chicago, Illinois 60604. You can obtain information on the operation of the Public Reference room by calling the SEC at (800) SEC-0330. The SEC also maintains a website that contains reports, proxy statements, and other information. The address of the SEC's website is http://www.sec.gov. Copies of this material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq National Market and our reports, proxy statements and other information concerning us can be inspected and copied at the library of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

                       PRIVACY PRINCIPLES OF THE COMPANY

         We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in some cases, we may share information with select other parties.

         Generally, we do not receive any non-public personal information relating to our shareholders, although some non-public personal information of our shareholders may become available to us. We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         We restrict access to non-public personal information about our shareholders to our employees and to employees of our service providers and their affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

                     [This Page Intentionally Left Blank]

                          HARRIS & HARRIS GROUP, INC.

                               7,000,000 Shares

                                 Common Stock









                  The date of the Prospectus is June 2, 2004

                              ------------------


         This Prospectus constitutes a part of a registration statement on Form N-2 (together with all the exhibits and the appendix thereto, the "Registration Statement") filed by us with the SEC under the Securities Act. This Prospectus does not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to us and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of the material terms of such documents.

         No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this Prospectus. If given or made, any information or representation must not be relied upon as having been authorized by us. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful.

                                                                   APPENDIX A

           Consolidated Financial Statements and Supplementary Data

                      HARRIS & HARRIS GROUP, INC. - 2003
           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

         The following reports and consolidated financial schedules of Harris & Harris Group, Inc. are filed herewith and included in response to Item 8.


Documents                                                                          Page
---------                                                                          ----

         Report of Independent Auditors........................................     A-2

Consolidated Financial Statements

         Consolidated Statements of Assets and Liabilities
           as of December 31, 2003 and 2002....................................     A-3

         Consolidated Statements of Operations for the
           years ended December 31, 2003, 2002 and 2001........................     A-4

         Consolidated Statements of Cash Flows for the
           years ended December 31, 2003, 2002 and 2001........................     A-5

         Consolidated Statements of Changes in Net Assets for the
           years ended December 31, 2003, 2002 and 2001........................     A-6

         Consolidated Schedule of Investments as of December 31, 2003..........     A-7

         Footnote to Consolidated Schedule of Investments......................    A-11

         Notes to Consolidated Financial Statements............................    A-15

         Financial Highlights for the years ended December 31, 2003, 2002,
           2001, 2000, and 1999................................................    A-25

         Schedules other than those listed above have been omitted because they are not applicable or the required information is presented in the consolidated financial statements and/or related notes.

                     [This Page Intentionally Left Blank]

-------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

                        Report of Independent Auditors

To the Board of Directors and Shareholders of Harris & Harris Group, Inc.

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of cash flows and of changes in net assets present fairly, in all material respects, the financial position of Harris & Harris Group, Inc. (the "Company") at December 31, 2003 and December 31, 2002, and the results of its operations, its cash flows and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements of the Company as of December 31, 2001 and for the year then ended were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated March 21, 2002.

As more fully disclosed in Note 2, the financial statements include investments valued at $15,106,576 (37.13% of net assets) at December 31, 2003, the fair values of which have been estimated by the Board of Directors in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

/s/ PricewaterhouseCoopers, LLP

March 10, 2004
New York, N.Y.

-------------------------------------------------------------------------------
               CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------


                                    ASSETS
                                    ------
                                                                         December 31, 2003        December 31, 2002

Investments, at value (Cost: $44,603,778 at 12/31/03,
    $30,206,935 at 12/31/02)........................................       $   42,227,062         $     27,486,822
Cash and cash equivalents...........................................              425,574               5,967,356
Restricted funds (Note 5)...........................................            1,212,078                 756,944
Funds in escrow.....................................................                    0                 750,000
Receivable from portfolio company...................................                    0                 786,492
Interest receivable.................................................                  450                     189
Income tax receivable...............................................               17,375                       0
Prepaid expenses....................................................                6,841                  96,631
Other assets........................................................              225,748                 107,535
                                                                           --------------         ----------------
Total assets........................................................       $   44,115,128         $     35,951,969
                                                                           ==============         ================

                           LIABILITIES & NET ASSETS
                           ------------------------

Accounts payable and accrued liabilities............................       $    2,723,398         $      1,451,568
Payable to broker for unsettled trade...............................                    0               5,696,725
Accrued profit sharing (Note 3).....................................                    0                  15,233
Deferred rent.......................................................               39,648                   5,397
Current income tax liability........................................                    0                 857,656
Deferred income tax liability (Note 6)..............................              669,344                 669,344
                                                                           --------------         ----------------
Total liabilities...................................................            3,432,390               8,695,923
Commitments and contingencies (Note 7)..............................       --------------         ----------------

Net assets..........................................................       $   40,682,738         $     27,256,046
                                                                           ==============         ================

Net assets are comprised of:
Preferred stock, $0.10 par value,
    2,000,000 shares authorized; none issued........................       $            0                       0
Common stock, $0.01 par value, 25,000,000 shares authorized;
    15,627,585 issued at 12/31/03 and 13,327,585 issued at 12/31/02.              156,276                 133,276
Additional paid in capital (Note 4).................................           49,564,475              32,845,872
Additional paid in capital - common stock warrants (Note 4).........                    0                 109,641
Accumulated net realized gain (loss)................................           (2,410,847)               1,137,820
Accumulated unrealized depreciation of investments, including deferred
    tax liability of $844,918 at 12/31/03 and 12/31/02 .............           (3,221,635)              (3,565,032)
Treasury stock, at cost (1,828,740 shares at 12/31/03 and 12/31/02).           (3,405,531)              (3,405,531)
                                                                           --------------         ----------------

Net assets..........................................................       $   40,682,738         $     27,256,046
                                                                           ==============         ================

Shares outstanding..................................................           13,798,845               11,498,845
                                                                           ==============         ================

Net asset value per outstanding share...............................       $         2.95         $           2.37
                                                                           ==============         ================

         The accompanying notes are an integral part of these consolidated financial statements.


--------------------------------------------------------------------------------------------------------------------------------
                                   CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------

                                                                  Year Ended                Year Ended               Year Ended
                                                           December 31, 2003         December 31, 2002        December 31, 2001
Investment income:
    Interest from:
       Fixed-income securities...................          $      125,173            $      184,050           $     422,196
       Portfolio companies.......................                     450                         0                   9,616
    Dividend income..............................                       0                         0                   1,000
    Other income.................................                  42,162                    69,411                  77,849
                                                           ---------------           ---------------          --------------
       Total investment income...................                 167,785                   253,461                 510,661

Expenses:
    Profit-sharing (reversal) (Note 3)...........                       0                 (163,049)                (984,021)
    Salaries and benefits........................               1,540,692                 1,130,352               1,045,063
    Professional fees............................                 303,795                   344,717                 261,582
    Administration and operations................                 446,185                   433,569                 406,488
    Rent.........................................                 200,711                   173,291                 166,312
    Directors' fees and expenses.................                 162,014                   154,682                  90,047
    Depreciation.................................                  51,073                    30,607                  26,901
    Custodian fees...............................                  10,178                     9,604                  14,518
    Interest expense (Note 4)....................                  16,879                    10,776                   8,331
                                                           ---------------           ---------------          --------------
       Total expenses............................               2,731,527                 2,124,549               1,035,221
                                                           ---------------           ---------------          --------------
    Operating loss before income taxes...........              (2,563,742)               (1,871,088)               (524,560)
    Income tax benefit (Note 6)..................                       0                         0                       0
                                                           ---------------           ---------------          --------------
Net operating loss...............................              (2,563,742)               (1,871,088)               (524,560)

Net realized (loss) from investments:
    Realized (loss) income from investments......                (971,164)                 3,284,737              1,394,781
                                                           ---------------           ---------------          --------------
       Total realized (loss) income..............                (971,164)                 3,284,737              1,394,781
    Income tax expense (Note 6)..................                 (13,761)                 (894,435)               (118,415)
                                                           ---------------           ---------------          --------------
    Net realized (loss) income from investments..                (984,925)                 2,390,302              1,276,366
                                                           ---------------           ---------------          --------------

Net realized (loss) income.......................              (3,548,667)                   519,214                751,806

Net decrease (increase) in unrealized depreciation
      on investments:
    Increase as a result of investment sales.....               1,000,001                 1,602,048               4,802,738
    Decrease as a result of investment sales.....                       0                 (322,208)                (854,467)
    Increase on investments held.................                 764,616                       285               3,232,919
    Decrease on investments held.................              (1,421,220)               (5,216,659)            (14,912,698)
                                                           ---------------           ---------------          --------------
       Change in unrealized depreciation
       on investments............................                 343,397               (3,936,534)              (7,731,508)
    Income tax benefit (Note 6)..................                       0                   695,126                  90,464
                                                           ---------------           ---------------          --------------
    Net decrease (increase) in unrealized
       depreciation on investments...............                 343,397               (3,241,408)              (7,641,044)
                                                           ---------------           ---------------          --------------

Net decrease in net assets resulting from operations:
    Total........................................          $   (3,205,270)           $  (2,722,194)           $  (6,889,238)
                                                           ===============           ===============          ==============
    Per outstanding share........................          $        (0.28)           $       (0.24)           $       (0.78)
                                                           ===============           ===============          ==============


              The accompanying notes are an integral part of these consolidated financial statements.


  ---------------------------------------------------------------------------------------------------------------------------
                                     CONSOLIDATED STATEMENTS OF CASH FLOWS
  -------------------------------------------------------------------------------------------------------------


                                                             Year Ended December     Year Ended December     Year Ended December
                                                                        31, 2003                31, 2002                31, 2001
Cash flows used in operating activities:
Net decrease in net assets
  resulting from operations...............................   $     (3,205,270)       $      (2,722,194)      $     (6,889,238)
Adjustments to reconcile net
decrease in net assets resulting
from operations to net cash used in
operating activities:
  Net realized and unrealized loss on investments.........            627,767                  651,797              5,950,398
  Deferred income taxes...................................                  0                 (695,126)                90,464
  Depreciation............................................             51,073                   30,607                 26,901
  Other...................................................                  0                        0                  2,010
Changes in assets and liabilities:
  Restricted funds........................................           (455,134)                (274,924)              (216,837)
  Receivable from broker for unsettled trades.............            786,492                 (786,492)                    0
  Funds in escrow.........................................            750,000                 (750,000)                    0
  Interest receivable.....................................               (261)                    (107)                30,000
  Income tax receivable...................................            (17,375)                       0                      0
  Prepaid expenses........................................             89,790                  (81,798)                67,782
  Notes receivable........................................                  0                   10,487                    401
  Other assets............................................             44,130                    1,570                 23,667
  Accounts payable and accrued liabilities................          1,271,830                  412,217                267,587
  Payable to broker for unsettled trade...................         (5,696,725)               5,696,725               (115,005)
  Accrued profit sharing..................................            (15,233)                (163,049)            (3,304,959)
  Deferred rent...........................................             34,251                   (9,253)                (9,253)
  Current income tax liability............................           (857,656)                 602,588             (5,496,498)
                                                                --------------       ------------------      -----------------

  Net cash (used in) provided by operating activities.....         (6,592,321)               1,923,048             (9,572,580)

Cash provided by investing activities:
  Net (purchase) sale of short-term investments and
     marketable securities................................        (11,669,430)              10,358,006            (10,263,667)
  Investment in private placements and loans..............         (3,727,718)              (7,195,988)            (1,818,826)
  Proceeds from sale of investments.......................             27,641                7,631,100              9,385,615
  Purchase of fixed assets................................           (213,416)                 (41,138)                (6,508)
                                                                --------------       ------------------      -----------------
  Net cash (used in) provided by investing activities.....        (15,582,923)              10,751,980             (2,703,386)

Cash flows used in financing activities:
  Purchase of treasury stock (Note 4).....................                  0                        0               (338,000)
  Proceeds from note payable..............................                  0                        0             12,495,777
  Payment of note payable (Note 4)........................                  0              (12,495,777)                     0
  Proceeds from public offering, net (Note 4).............         16,631,962                5,643,470                      0
  Collection on notes receivable..........................              1,500                    9,500                      0
                                                                --------------       ------------------      -----------------
  Net cash provided by (used in) financing activities.....         16,633,462               (6,842,807)            12,157,777
                                                                --------------       ------------------      -----------------
Net (decrease) increase in cash and cash equivalents:
  Cash and cash equivalents at beginning of the year......          5,967,356                  135,135                253,324
  Cash and cash equivalents at end of the year............            425,574                5,967,356                135,135
                                                                --------------       ------------------      -----------------
  Net (decrease) increase in cash and cash equivalents....        $(5,541,782)       $       5,832,221       $       (118,189)
                                                                ==============       =================       =================
Supplemental disclosures of cash flow information:
  Income taxes paid.......................................        $   575,100        $         307,585       $      5,795,916
  Interest paid...........................................        $    16,879        $          19,106       $              0

           The accompanying notes are an integral part of these consolidated financial statements.




------------------------------------------------------------------------------------------------------------------------------
                              CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------

                                                             Year Ended December    Year Ended December    Year Ended December
                                                                        31, 2003               31, 2002               31, 2001

Changes in net assets from operations:

    Net operating loss...................................     $     (2,563,742)      $       (1,871,088)    $        (524,560)
    Net realized (loss) on investments...................             (984,925)               2,390,302             1,276,366
    Net increase in unrealized appreciation
       on investments as a result of sales...............            1,000,001                1,279,840             4,038,735
    Net decrease in unrealized appreciation on
       investments held..................................             (656,604)              (4,521,248)          (11,679,779)
                                                              -----------------      -------------------     -----------------
Net decrease in net assets resulting
     from operations.....................................           (3,205,270)              (2,722,194)           (6,889,238)

Changes in net assets from
     capital stock transactions:

    Purchase of treasury stock...........................                    0                        0              (338,000)
    Proceeds from sale of stock..........................               23,000                   26,346                     0
    Additional paid in capital on common
       stock issued......................................           16,608,962                5,617,124                     0
    Deemed dividend shareholder tax credit ..............                    0                        0              (271,467)
                                                              -----------------      -------------------     -----------------
Net increase (decrease) in net assets resulting from
     capital stock transactions..........................           16,631,962                5,643,470              (609,467)
                                                              -----------------      -------------------     -----------------
Net increase (decrease) in net assets....................           16,631,962                2,921,276            (7,498,705)
                                                              -----------------      -------------------     -----------------
Net Assets:

    Beginning of the year................................           27,256,692               24,334,770            31,833,475
                                                              -----------------      -------------------     -----------------
    End of the year......................................     $     40,682,738      $        27,256,046    $       24,334,770
                                                              =================      ===================    ==================



                 The accompanying notes are an integral part of these consolidated financial statements.




-----------------------------------------------------------------------------------------------------------------------------------
                           CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      Method of         Shares/
                                                                                  Valuation (3)       Principal          Value
                                                                                  -------------       ---------          -----
Investments in Unaffiliated Companies (8)(9)(10) - 11.3% of total investments

Private Placement Portfolio (Illiquid) - 11.3% of total investments

AlphaSimplex Group, LLC (2)(12) -- Investment advisory firm
   headed by Dr. Andrew W. Lo, holder of the Harris & Harris
   Group Chair at MIT Limited Liability Company interest........................         (B)                 --      $   118,750
Continuum Photonics, Inc. (1)(2)(6) -- Develops optical
   networking components by merging cutting-edge materials,
   MEMS and electronics technologies -- 3.70% of fully diluted equity
   Series B Convertible Preferred Stock.........................................         (D)          2,000,000          745,035
Exponential Business Development Company (1)(2)(5) (12) --
   Venture capital partnership focused on early stage companies
   Limited partnership interest.................................................         (A)                  -           25,000
Heartware, Inc. (1)(2)(6)(15) -- Develops ventricular assist devices -- 0% percent of fully diluted equity
   Series A-2  Non-Voting Preferred Stock.......................................         (D)             47,620                0
NanoGram Corporation (1)(2)(4)(6)(13) -- Develops a broad
   suite of intellectual property utilizing nanotechnology --
   1.81% of fully diluted equity
   Series 1 Convertible Preferred Stock.........................................         (A)             63,210           21,672
NanoOpto Corporation (1)(2)(6) -- Develops high performance, integrated optical communications sub-components on a chip by utilizing patented nano-manufacturing technology -- 2.60%
   of fully diluted equity
   Series A-1 Convertible Preferred Stock.......................................         (B)            267,857
   Series B Convertible Preferred Stock.........................................         (B)            293,842          172,567
Nanosys, Inc. (1)(2)(4)(6) -- Develops nanotechnology-enabled systems incorporating novel and patent-protected zero and
   one-dimensional nanometer-scale materials -- 1.65% of fully diluted equity
   Series C Convertible Preferred Stock.........................................         (A)            803,428        1,500,000
Nantero, Inc. (1)(2)(6) -- Develops a high density nonvolatile random access memory chip using nanotechnology -- 3.35% of
   fully diluted equity Series A Convertible Preferred Stock....................         (B)            345,070
   Series B Convertible Preferred Stock.........................................         (B)            207,051          861,309
NeoPhotonics Corporation (1)(2)(6)(13)(14) -- Develops and
   manufactures planar optical devices and components using
   nanomaterials deposition technology -- 1.53% of fully diluted
   equity Series D Convertible Preferred Stock..................................         (D)          1,498,802
Secured Convertible Note........................................................         (D)            $75,000           75,000
Optiva, Inc. (1)(2)(5)(6) -- Develops and commercializes
   nanomaterials for advanced applications -- 1.96% of
   fully diluted equity Series C Convertible Preferred Stock....................         (B)          1,249,999        1,250,000
                                                                                                                   -------------
Total Private Placement Portfolio (cost: $6,354,651)..................................................             $   4,769,333
                                                                                                                   =============
Total Investments in Unaffiliated Companies (cost: $6,354,651)........................................             $   4,769,333
                                                                                                                   =============

                            The accompanying notes are an integral part of this consolidated schedule.




---------------------------------------------------------------------------------------------------------------------------------
                        CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       Method of        Shares/          Value
                                                                                     Valuation (3)    Principal
                                                                                     -------------    ---------          -----

Investments in Non-Controlled Affiliated Companies (8)(9)(11) -- 24.5% of
  total investments
Private Placement Portfolio (Illiquid) - 24.5% of total investments
Agile Materials & Technologies, Inc. (1)(2)(6) - Develops and sells variable integrated passive RF electronic equipment components --
   8.15% of fully diluted equity
   Series A Convertible Preferred Stock..............................................   (D)            3,732,736      $  250,000
Chlorogen, Inc. (1)(2)(4)(6) -- Develops patented chloroplast technology to produce plant-made proteins -- 9.76% of fully diluted equity
   Series A Convertible Preferred Stock..............................................   (A)            4,478,038         785,000
Experion Systems, Inc. (1)(2)(5)(7) -- Develops and sells software to credit unions -- 12.44% of fully diluted equity
   Series A Convertible Preferred Stock..............................................   (B)              294,118
   Series B Convertible Preferred Stock..............................................   (B)               35,294
   Series C Convertible Preferred Stock..............................................   (B)              222,184         711,338
NanoGram Devices Corporation (1)(2)(4)(6)(14) -- Develops power components for biomedical applications by utilizing a patented nanomaterial synthesis process --
   5.00% of fully diluted equity
   Series A-1 Convertible Preferred Stock............................................   (A)               63,210
   Series A-2 Convertible Preferred Stock............................................   (A)              750,000         813,210
Nanopharma Corp. (1)(2)(5)(6) -- Develops advanced nanoscopic drug delivery vehicles and systems -- 14.39% of fully diluted equity
   Series A Convertible Preferred Stock..............................................   (A)              684,516         700,000
Nanotechnologies, Inc. (1)(2)(6) -- Develops high-performance nanoscale materials for industry -- 6.48% of fully diluted equity
   Series B Convertible Preferred Stock..............................................   (B)            1,538,837
   Series C Convertible Preferred Stock..............................................   (B)              235,720       1,277,681
NeuroMetrix, Inc. (1)(2)(5) -- Develops and sells medical devices for monitoring neuromuscular disorders -- 12.08% of fully diluted equity
   Series A Convertible Preferred Stock..............................................   (B)              875,000
   Series B Convertible Preferred Stock..............................................   (B)              625,000
   Series C-2 Convertible Preferred Stock............................................   (B)            1,148,100
   Series E Convertible Preferred Stock..............................................   (B)              499,996
   Series E-1 Convertible Preferred Stock............................................   (B)              235,521       5,075,426
Questech Corporation (1)(2)(5) -- Manufactures and markets proprietary metal decorative tiles -- 6.73% of fully diluted equity
   Common Stock......................................................................   (B)              646,954
   Warrants at $5.00 expiring 10/25/04...............................................   (B)                1,966
   Warrants at $1.50 expiring 11/16/05...............................................   (B)                1,250
   Warrants at $1.50 expiring 08/03/06...............................................   (B)                8,500
   Warrants at $1.50 expiring 11/21/07...............................................   (B)                3,750
   Warrants at $1.50 expiring 11/19/08...............................................   (B)                5,000         724,588
                                                                                                                    ------------
Total Private Placement Portfolio (cost: $11,127,228).....................................................          $ 10,337,243
                                                                                                                    ============
Total Investments in Non-Controlled Affiliated Companies (cost: $11,127,228)..............................          $ 10,337,243
                                                                                                                    ============

                              The accompanying notes are an integral part of this consolidated schedule.




--------------------------------------------------------------------------------------------------------------
                        CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------

                                                                              Method of               Shares/         Value
                                                                          Valuation (3)             Principal
                                                                          -------------             ---------         -----

U.S. Government and Agency Obligations - 64.2% of total investments

   U.S. Treasury Bills -- due date 01/08/04...................              (J)                  $4,264,000           $ 4,263,275
   U.S. Treasury Bills -- due date 01/15/04...................              (J)                     900,000               899,658
   U.S. Treasury Bills -- due date 02/05/04...................              (J)                  17,308,000            17,293,634
   U.S. Treasury Bills -- due date 02/12/04...................              (J)                   1,670,000             1,668,347
   U.S. Treasury Bills -- due date 02/19/04...................              (J)                   1,600,000             1,598,176
   U.S. Treasury Bills -- due date 03/18/04...................              (J)                   1,400,000             1,397,396
                                                                                                                 ----------------
Total Investments in U.S. Government (cost: $27,121,899)..................................................       $     27,120,486
                                                                                                                 ================

Total Investments - 100% (cost: $44,603,778)..............................................................       $     42,227,062
                                                                                                                 ================




                          The accompanying notes are an integral part of this consolidated schedule.



-------------------------------------------------------------------------------
          CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
-------------------------------------------------------------------------------

Notes to Consolidated Schedule of Investments

(1) Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

(2)      Legal restrictions on sale of investment.

(3) See Footnote to Schedule of Investments for a description of the Asset Valuation Policy Guidelines.

(4)      Initial investment was made during 2003.

(5) No changes in valuation occurred in these investments during the 12 months ended December 31, 2003.

(6) These investments are development stage companies. A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations or it has commenced such operations but has not realized significant revenue from them.

(7)      Previously named MyPersonalAdvocate.com, Inc.

(8) Investments in unaffiliated companies consist of investments in which we own less than five percent of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own more than five percent but less than 25 percent of the portfolio company. Investments in controlled affiliated companies consist of investments in which we own more than 25 percent of the portfolio company.

(9) The percentage ownership of each portfolio company disclosed in the Consolidated Schedule of Investments expresses the potential equity interest in each such portfolio company. The calculated percentage represents the amount of the issuer's equity securities we own or can acquire as a percentage of the issuer's total outstanding equity securities plus equity securities reserved for issued and outstanding warrants, convertible securities and all authorized stock options, both granted and ungranted.

(10) The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $6,354,651. The gross unrealized appreciation based on the tax cost for these securities is $162,198. The gross unrealized depreciation based on the tax cost for these securities is $1,747,516.

(11) The aggregate cost for federal income tax purposes of investments in non-controlled affiliated companies is $11,127,228. The gross unrealized appreciation based on the tax cost for these securities is $2,772,007. The gross unrealized depreciation based on the tax cost for these securities is $3,561,992.

(12)     Non-registered investment company.

(13) On April 30, 2003, NeoPhotonics Corporation distributed its shares in NanoGram Corporation to shareholders of record on November 14, 2002. We received 63,210 shares of Series 1 Preferred Stock.

(14) On April 30, 2003, NeoPhotonics Corporation distributed its shares in NanoGram Devices Corporation to shareholders of record on November 14, 2002. We received 63,210 shares of Series A-1 Convertible Preferred Stock.

(15) On July 10, 2003, we received 47,620 shares of Series A-2 Non-Voting Preferred stock of Heartware, Inc., a new company formed to acquire the assets and assume certain liabilities of Kriton Medical, Inc. as part of Kriton's bankruptcy.

   The accompanying notes are an integral part of this consolidated schedule.

-------------------------------------------------------------------------------
                FOOTNOTE TO CONSOLIDATED SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

ASSET VALUATION POLICY GUIDELINES

         Our investments can be classified into five broad categories for valuation purposes:

         1)    EQUITY-RELATED SECURITIES

         2) INVESTMENTS IN INTELLECTUAL PROPERTY OR PATENTS OR RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

         3)    LONG-TERM FIXED-INCOME SECURITIES

         4)    SHORT-TERM FIXED-INCOME INVESTMENTS

         5)    ALL OTHER INVESTMENTS

         The Investment Company Act of 1940 (the "1940 Act") requires periodic valuation of each investment in our portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

         Our Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

         Our Valuation Committee, comprised of at least three or more independent Board members, is responsible for reviewing and approving the valuation of our assets within the guidelines established by the Board of Directors.

         Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing our assets, external measures of value, such as public markets or third-party transactions, are utilized whenever possible. Valuation is not based on long-term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

         The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

         Our valuation policy with respect to the five broad investment categories is as follows:

EQUITY-RELATED SECURITIES

         Equity-related securities are carried at fair value using one or more of the following basic methods of valuation:

         A. Cost: The cost method is based on our original cost. This method is generally used in the early stages of a company's development until significant positive or negative events occur subsequent to the date of the original investment that dictate a change to another valuation method. Some examples of these events are: (1) a major recapitalization; (2) a major refinancing; (3) a significant third-party transaction; (4) the development of a meaningful public market for the company's common stock; and (5) significant positive or negative changes in a company's business.

         B. Private Market: The private market method uses actual, executed, historical transactions in a company's securities by responsible third parties as a basis for valuation. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         C. Public Market: The public market method is used when there is an established public market for the class of the company's securities held by us. We discount market value for securities that are subject to significant legal and contractual restrictions. Other securities, for which market quotations are readily available, are carried at market value as of the time of valuation. Market value for securities traded on securities exchanges or on the Nasdaq National Market is the last reported sales price on the day of valuation. For other securities traded in the over-the-counter market and listed securities for which no sale was reported on that day, market value is the mean of the closing bid price and asked price on that day. This method is the preferred method of valuation when there is an established public market for a company's securities, as that market provides the most objective basis for valuation.

         D. Analytical Method: The analytical method is generally used to value an investment position when there is no established public or private market in the company's securities or when the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our Valuation Committee members, based on the data available to them. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the financial condition and operating results of the company, the long-term potential of the business of the company, the values of similar securities issued by companies in similar businesses, the proportion of the company's securities we owned and the nature of any rights to require the company to register restricted securities under applicable securities laws.

INVESTMENTS IN INTELLECTUAL PROPERTY OR PATENTS OR RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

         Such investments are carried at fair value using the following basic methods of valuation:

         E. Cost: The cost method is based on our original cost. This method is generally used in the early stages of commercializing or developing intellectual property or patents or research and development in technology or product development until significant positive or adverse events occur subsequent to the date of the original investment that dictate a change to another valuation method.

         F. Private Market: The private market method uses actual third-party investments in intellectual property or patents or research and development in technology or product development as a basis for valuation, using actual executed historical transactions by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         G. Analytical Method: The analytical method is used to value an investment after analysis of the best available outside information where the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our Valuation Committee members. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the results of research and development, product development progress, commercial prospects, term of patent, projected markets, and other subjective factors.

LONG-TERM FIXED-INCOME SECURITIES

         H. Fixed-Income Securities for which market quotations are readily available are carried at market value as of the time of valuation using the most recent bid quotations when available.

         I. Fixed-Income Securities for which market quotations are not readily available are carried at fair value using one or more of the following basic methods of valuation:

         Independent pricing services that provide quotations based primarily on quotations from dealers and brokers, market transactions, and other sources.

         Fair value as determined in good faith by the Valuation Committee.

SHORT-TERM FIXED-INCOME INVESTMENTS

         J. Short-Term Fixed-Income Investments are valued at market value at the time of valuation. Short-term debt with remaining maturity of 60 days or less is valued at amortized cost.

ALL OTHER INVESTMENTS

         K. All Other Investments are reported at fair value as determined in good faith by the Valuation Committee.

         The reported values of securities for which market quotations are not readily available and for other assets reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic methods of valuation. They do not necessarily represent an amount of money that would be realized if we had to sell the securities in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

-------------------------------------------------------------------------------
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

NOTE 1.  THE COMPANY
--------------------

         Harris & Harris Group, Inc. (the "Company," "us," "our" and "we") is a venture capital company operating as a business development company ("BDC") under the Investment Company Act of 1940, which we refer to as the 1940 Act. A BDC is a specialized type of company under the 1940 Act. We operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

         We elected to become a BDC on July 26, 1995, after receiving the necessary approvals. From September 30, 1992, until the election of BDC status, we operated as a closed-end, non-diversified investment company under the 1940 Act. Upon commencement of operations as an investment company, we revalued all of our assets and liabilities at fair value as defined in the 1940 Act. Prior to such time, we were registered and filed under the reporting requirements of the Securities and Exchange Act of 1934 as an operating company and, while an operating company, operated directly and through subsidiaries.

         Harris & Harris Enterprises, Inc. ("Enterprises") is a 100 percent wholly owned subsidiary of the Company. Enterprises held the lease for the office space until it expired on July 31, 2003, which it sublet to the Company and an unaffiliated party; is a partner in Harris Partners I, L.P. and is taxed as a C corporation. Harris Partners I, L.P. is a limited partnership and owned, until December 31, 2002, a 20 percent limited partnership interest in PHZ Capital Partners L.P. Currently, Harris Partners I, L.P. owns our interest in AlphaSimplex Group, LLC. The partners of Harris Partners I, L.P. are Enterprises (sole general partner) and Harris & Harris Group, Inc. (sole limited partner).

         We filed for the 1999 tax year to elect treatment as a Regulated Investment Company ("RIC") under Sub-Chapter M of the Internal Revenue Code of 1986 (the "Code") and qualified for the same treatment for 2000-2002. There can be no assurance that we will qualify as a RIC for 2003 and subsequent years or that if we do qualify, we will continue to qualify for subsequent years. In addition, even if we were to qualify as a RIC for a given year, we might take action in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. As a RIC, we must, among other factors, distribute at least 90 percent of our investment company taxable income and may either distribute or retain our realized net capital gains on investments.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

         The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

         Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for investment companies and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

         Cash and Cash Equivalents. Cash and cash equivalents include money market instruments with maturities of less than three months.

         Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission. Value, as defined in Section 2(a)(41) of the 1940 Act, is
(i) the market price for those securities for which a market quotation is readily available and (ii) for all other assets is as determined in good faith by, or under the direction of, the Board of Directors. (See "Asset Valuation Policy Guidelines" in the "Footnote to Consolidated Schedule of Investments.")

         Securities Transactions. Securities transactions are accounted for on the date the securities are purchased or sold (trade date); dividend income is recorded on the ex-dividend date; and interest income is accrued as earned. Realized gains and losses on investment transactions are determined on specific identification for financial reporting and tax reporting.

         Income Taxes. Prior to January 1, 1999, we recorded income taxes using the liability method in accordance with the provision of Statement of Financial Accounting Standards No. 109. Accordingly, deferred tax liabilities had been established to reflect temporary differences between the recognition of income and expenses for financial reporting and tax purposes, the most significant difference of which relates to our unrealized appreciation on investments.

         The December 31, 2003 consolidated financial statements include a provision for deferred taxes on the remaining net built-in gains as of December 31, 1998, net of the unutilized operating and capital loss carryforwards incurred by us through December 31, 1998.

         We pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, which is a C corporation. (See "Note 6. Income Taxes.")

         Estimates by Management. The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of December 31, 2003, and December 31, 2002, and the reported amounts of revenues and expenses for the three years ended December 31, 2003. The most significant estimates relate to the fair valuations of investments for the years ended December 31, 2003, and 2002. Actual results could differ from these estimates.

NOTE 3. EMPLOYEE PROFIT SHARING PLAN
------------------------------------

         As of January 1, 2003, we implemented the Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan, which we refer to as the 2002 Plan.

         The Plan (and its predecessor) provides for profiting sharing by our officers and employees equal to 20% of our "qualifying income" for that plan year. For the purposes of the Plan, qualifying income is defined as net realized income as reflected on our consolidated statements of operations for that year, less nonqualifying gains, if any.

         For purposes of the Plan, our net realized income includes investment income, realized gains and losses, and operating expenses (including taxes paid or payable by us), but is calculated without including dividends paid or distributions made to shareholders, payments under the Plan, unrealized gains and losses, and loss carry-overs from other years. The proportion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered nonqualifying gain, which reduces qualifying income.

         On October 15, 2002, our shareholders approved the performance goals under the 2002 Plan in accordance with Section 162(m) of the Code, effective as of January 1, 2003. The Code generally provides that a public company such as we are may not deduct compensation paid to its chief executive officer or to any of its four most highly compensated officers to the extent that the compensation paid to the officer/employee exceeds $1,000,000 in any tax year, unless payment is made upon the attainment of objective performance goals that are approved by our shareholders.

         Under the 2002 Plan, our net realized income includes investment income, realized qualifying gains and losses, and operating expenses (including taxes paid or payable by us), but is calculated without including dividends paid or loss carry-overs from other years, which we refer to as qualifying income. As soon as practicable following the year-end audit, the Audit Committee will determine whether, and if so how much, qualifying income exists for a plan year. Once determined, 90% of the qualifying income will be paid out to Plan participants pursuant to the distribution percentages set forth in the Plan. The remaining 10% will be paid out after we have filed our federal tax return for that plan year.

         Under the 2002 Plan, awards previously granted to the four current Participants (Messrs. Harris and Melsheimer and Ms. Shavin and Matthews, herein referred to as the "grandfathered participants") will be reduced by 10% with respect to "Non-Tiny Technology Investments" (as defined in the 2002 Plan) and by 25% with respect to "Tiny Technology Investments" (as defined in the 2002
Plan) and will become permanent. These reduced awards are herein referred to as "grandfathered participations." The amount by which the awards are reduced will be allocable and reallocable each year by the Compensation Committee among current and new participants as awards under the 2002 Plan. The grandfathered participations will be honored by us whether or not the grandfathered participant is still employed by us or is still alive (in the event of death, the grandfathered participations will be paid to the grandfathered participant's estate), unless the grandfathered participant is dismissed for cause, in which case all awards, including the grandfathered participations, will be immediately cancelled and forfeited. With regard to new investments and follow-on investments made after the date on which the first new employee begins participating in the 2002 Plan, both current and new participants will be required to be employed by us at the end of a plan year in order to participate in profit-sharing on our investments with respect to that year.

         Notwithstanding any provisions of the 2002 Plan, in no event may the aggregate amount of all awards payable for any Plan Year during which we remain a "business development company" within the meaning of the 1940 Act be greater than 20% of our "net income after taxes" within the meaning of Section 57(n)(1)(B) of the 1940 Act. In the event the awards as calculated exceed that amount, the awards will be reduced pro rata.

         The 2002 Plan may be modified, amended or terminated by the Compensation Committee at any time. Notwithstanding the foregoing, the grandfathered participations may not be further modified. Nothing in the 2002 Plan will preclude the Compensation Committee from naming additional participants in the 2002 Plan or, except for grandfathered participations, changing the Award Percentage of any Participant (subject to the overall percentage limitations contained in the 2002 Plan). Currently, under the 2002 Plan, the distribution amounts for non-grandfathered investments for each officer and employee are: Charles E. Harris, 7.790%; Mel P. Melsheimer, 3.733%; Douglas W. Jamison, 3.5%; Daniel V. Leff, 3.0%; Helene B. Shavin, 1.524%; and Jacqueline M. Matthews, 0.453%, which together equal 20%. In one case, for a former employee who left other than due to termination for cause, any amount earned will be accrued and may subsequently be paid to the participant.

         The grandfathered participations are set forth below:


                                                      Grandfathered Participations
                                        --------------------------------------------------------
Name of Officer/Employee                Non-Tiny Technology (%)              Tiny Technology (%)
-------------------------               --------------------------         ---------------------
Charles E. Harris                                12.41100                          10.34250
Mel P. Melsheimer                                 3.80970                           3.17475
Helene B. Shavin                                  1.37160                           1.14300
Jacqueline M. Matthews                            0.40770                           0.33975
TOTAL                                            18.00000                          15.00000

         Accordingly, an additional 2% of Qualifying Income with respect to grandfathered Non-Tiny Technology Investments, 5% of Qualifying Income with respect to grandfathered Tiny Technology Investments and the full 20% of Qualifying Income with respect to new investments are available for allocation and reallocation from year to year. Currently, Douglas W. Jamison and Daniel V. Leff are each allocated 0.80% of the Non-Tiny Technology Grandfathered Participations and 2% of the Tiny Technology Grandfathered Participations.

         We calculate the profit-sharing accrual based on the terms of the plan in effect. During the first quarter of 2003, we paid out 90 percent of the 2002 profit sharing in the amount of $13,710. The remaining 10 percent of the 2002 profit sharing, $1,523, was paid out upon the completion and filing of our 2002 federal tax return. During 2003, we made no accrual for profit sharing.

NOTE 4.  CAPITAL TRANSACTIONS
-----------------------------

         In 1998, the Board of Directors approved that effective January 1, 1998, 50 percent of all Directors' fees be used to purchase our common stock from us. However, effective March 1, 1999, the Board of Directors approved that Directors may purchase our common stock in the open market, rather than from us.

         Since 1998, we have repurchased a total of 1,859,047 of our shares for a total of $3,496,388, including commissions and expenses, at an average price of $1.88 per share. These treasury shares were reduced by the purchases made by the Directors. On July 23, 2002, because of our strategic decision to invest in tiny technology, the Board of Directors reaffirmed its commitment not to authorize the purchase of additional shares of stock in the foreseeable future.

         On July 8, 2002, we filed a final prospectus under Rule 497 of the Securities Act of 1933 with the SEC for the issuance of transferable rights to our shareholders. The rights allowed the shareholders to subscribe for a maximum of 2,954,743 new shares of our common stock, of which 2,634,614 new shares were subscribed for pursuant to the rights offering. The actual amount of gross proceeds raised upon completion of the offer was $5,927,882; net proceeds were $5,643,470, after expenses of $284,412. From the completion of the offering through December 31, 2003, we have invested $5,477,718 in accordance with our investment objectives and policies.

         On December 24, 2003, we filed a final prospectus under Rule 497 of the Securities Act of 1933 with the SEC for issuance of 2,000,000 shares of our common stock plus 300,000 additional shares if the underwriter exercised its over-allotment option. All of the 2,300,000 shares were sold. The actual amount of net proceeds raised upon completion of the offering was $17,296,000; net proceeds of the offering, less offering costs of $664,038, were $16,631,962. We intend to use the net proceeds of the offering, less offering costs, to make new investments in tiny technology as well as follow-on investments in our existing venture capital investments, and for working capital.

         As of December 31, 2003, there are no distributable earnings. The difference between the book basis and tax basis components of distributable earnings is primarily attributed to Built-In Gains generated at the time of our qualification as a RIC (see Note 6. "Income Taxes"), nondeductible deferred compensation and net operating losses.

         Beginning with the Consolidated Statements of Assets and Liabilities at December 31, 2003, additional paid in capital common stock warrants and additional paid in capital have been combined and are reported as additional paid in capital.

NOTE 5.  EMPLOYEE BENEFITS
--------------------------

         On October 19, 1999, Charles E. Harris signed an Employment Agreement with us (disclosed in a Form 8-K filed on October 27, 1999) (the "Employment Agreement"), which superseded an employment agreement that was about to expire on December 31, 1999. The Employment Agreement shall terminate on December 31, 2004 ("Term") subject to either an earlier termination or an extension in accordance with the terms; on January 1, 2000 and on each day thereafter, the Term extends automatically by one day unless at any time we or Mr. Harris, by written notice, decides not to extend the Term, in which case the Term will expire five years from the date of the written notice.

         During the period of employment, Mr. Harris shall serve as our Chairman and Chief Executive Officer; be responsible for the general management of our affairs and all our subsidiaries, reporting directly to our Board of Directors; serve as a member of the Board for the period of which he is and shall from time to time be elected or reelected; and serve, if elected, as our President and as an officer and director of any subsidiary or affiliate of us.

         Mr. Harris is to receive compensation under his Employment Agreement in the form of base salary of $208,315 for 2000, with automatic yearly adjustments to reflect inflation. In addition, the Board may increase such salary, and consequently decrease it, but not below the level provided for by the automatic adjustments described above. Mr. Harris is also entitled to participate in our Profit-Sharing Plan as well as in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites, and emoluments for which salaried employees are eligible. Under the Employment Agreement, we will furnish Mr. Harris with certain perquisites which include a company car, membership in certain clubs and up to a $5,000 annual reimbursement for personal, financial or tax advice.

         The Employment Agreement provides Mr. Harris with life insurance for the benefit of his designated beneficiaries in the amount of $2,000,000; provides reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the contract; provides Mr. Harris and his spouse with long-term care insurance; and disability insurance in the amount of 100 percent of his base salary. These benefits are for the term of the Employment Agreement.

         The Employment Agreement provides for us to adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris. Under the SERP, we will cause an amount equal to one-twelfth of Mr. Harris's current annual salary to be credited each month (a "Monthly Credit") to a special account maintained for this purpose on our books for the benefit of Mr. Harris (the "SERP Account"). The amounts credited to the SERP Account will be deemed invested or reinvested in such mutual funds or U.S. Government securities as determined by Mr. Harris. The SERP Account will be credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments. Mr. Harris's benefit under the SERP will equal the balance in the SERP Account and such benefit will always be 100 percent vested (i.e., not forfeitable). Mr. Harris will determine the form and timing of the distribution of the balance in the SERP Account; provided, however, in the event of the termination of his employment, the balance in the SERP Account will be distributed to Mr. Harris or his beneficiary, as the case may be, in a lump-sum payment within 30 days of such termination. We will establish a rabbi trust for the purpose of accumulating funds to satisfy the obligations incurred by us under the SERP. The restricted funds for the SERP Plan total $1,212,078 as December 31, 2003. Mr. Harris' rights to benefits pursuant to this SERP will be no greater than those of a general creditor of us.

         The Employment Agreement provides severance pay in the event of termination without cause or by constructive discharge and also provides for certain death benefits payable to the surviving spouse equal to the executive's base salary for a period of two years.

         In addition, Mr. Harris is entitled to receive severance pay pursuant to the severance compensation agreement that he entered into with us, effective August 15, 1990. The severance compensation agreement provides that if, following a change in our control, as defined in the agreement, such individual's employment is terminated by us without cause or by the executive within one year of such change in control, the individual shall be entitled to receive compensation in a lump sum payment equal to 2.99 times the individual's average annualized compensation and payment of other welfare benefits. If Mr. Harris's termination is without cause or is a constructive discharge, the amount payable under the Employment Agreement will be reduced by the amounts paid pursuant to the severance compensation agreement.

         As of January 1, 1989, we adopted an employee benefits program covering substantially all of our employees under a 401(k) Plan and Trust Agreement. As of January 1, 1999, we adopted the Harris & Harris Pension Plan and Trust, a money purchase plan which would allow us to stay compliant with the 401(k) top-heavy regulations and deduction limitation regulations. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 which has increased the deduction limits for plans such as the 401(k) Plan. This Act eliminates the need for us to maintain two separate plans. Effective December 31, 2001, the Pension Plan merged into the 401(k) Plan, with the 401(k) Plan being the surviving plan. Contributions to the plan are at our discretion.

         On June 30, 1994, we adopted a plan to provide medical and dental insurance for retirees, their spouses and dependents who, at the time of their retirement, have ten years of service with us and have attained 50 years of age or have attained 45 years of age and have 15 years of service with us. On February 10, 1997, we amended this plan to include employees who "have seven full years of service and have attained 58 years of age." The coverage is secondary to any government provided or subsequent employer provided health insurance plans. The annual premium cost to us with respect to the entitled retiree shall not exceed $12,000, subject to an index for inflation. Based upon actuarial estimates, we provided an original reserve of $176,520 that was charged to operations for the period ending June 30, 1994. As of December 31, 2003, we had a reserve of $531,293 for the plan. Recent changes to the Medicare program may affect our costs under this plan. In accordance with FASB Staff Position 106-1, our estimates of the obligation under this standard do not reflect these changes. Specific authoritative guidance regarding these changes is pending and when issued, could require us to change previously reported information.

         We are making the following disclosures about our plan to provide medical and dental insurance for retirees.


Reconciliation of Accumulated
Postretirement Benefit Obligations                                2003                  2002
-----------------------------------                               ----                  ----
Projected accumulated postretirement benefit
obligation at beginning of year                               $404,912              $324,100
Service cost                                                    58,710                38,772
Interest cost                                                   26,281                22,347
Actual (gain)/loss                                              35,385                19,693
                                                              --------              --------
Projected accumulated postretirement benefit
obligation at end of year                                     $525,288              $404,912
                                                              ========              ========

         In accounting for the plan, the assumption made in 2003 for the discount rate was 6%. The assumed health care cost trend rates in 2003 were 12% grading to 6% over six years for medical and 3% per year for dental. The effect on disclosure information of a one percentage point change in the assumed health care cost trend rate for each future year is shown below.


                                                                  1% Decrease        Assumed         1% Increase
                                                                    in Rates          Rates           in Rates
                                                                  -----------        -------         -----------
Aggregated service and interest cost                               $  76,271        $  84,991         $  93,241
Accumulated postretirement benefit obligation                       $477,410         $525,288          $578,459


         On March 20, 2003, in order to begin planning for eventual management succession, the Board of Directors voted to establish a mandatory retirement plan for individuals who are employed by us in a bona fide executive or high policy making position. There are currently two such individuals, the Chairman and CEO, and the President and COO. Under this plan, mandatory retirement will take place effective December 31 of the year in which the eligible individuals attain the age of 65. On an annual basis beginning in the year in which the designated individual attains the age of 65, a committee of the Board consisting of non-interested directors may determine to postpone the mandatory retirement date for that individual for one additional year for our benefit.

         Under applicable law prohibiting discrimination in employment on the basis of age, we can impose a mandatory retirement age of 65 for our executives or employees in high policy-making positions only if each employee subject to the mandatory retirement age is entitled to an immediate retirement benefit at retirement age of at least $44,000 per year. The benefits payable at retirement to Charles E. Harris, our Chairman and Chief Executive Officer, and Mel P. Melsheimer, our President, Chief Operating Officer and Chief Financial Officer, under our existing retirement plans do not equal this threshold. Mr. Harris has offered, for our benefit, to waive his right to exclude certain other benefits from this calculation, which makes it unlikely that any provision will have to be made for him in order for us to comply with this threshold requirement. For Mr. Melsheimer, however, a new plan must be established to provide him with the difference between the benefit required under the age discrimination laws and that provided under our existing plans. The expense to us of providing the benefit under this new plan is currently estimated to be $450,000. This benefit will be unfunded, and the expense is being amortized over the fiscal periods through the year ended December 31, 2004.

NOTE 6.  INCOME TAXES
---------------------

         Provided that a proper election is made, a corporation taxable under Subchapter C of the Internal Revenue Code (a "C Corporation") that elects to qualify as a RIC continues to be taxable as a C Corporation on any gains realized within 10 years of its qualification as a RIC (the "Inclusion Period") from sales of assets that were held by the corporation on the effective date of the RIC election ("C Corporation Assets") to the extent of any gain built into the assets on such date ("Built-In Gain"). (If the corporation fails to make a proper election, it is taxable on its Built-In Gain as of the effective date of its RIC election.) We had Built-In Gains at the time of our qualification as a RIC and made the election to be taxed on any Built-In Gain realized during the Inclusion Period. Prior to 1999, we incurred ordinary and capital losses from operations. After our election of RIC status, those losses remained available to be carried forward to subsequent taxable years. We have previously used loss carryforwards to offset Built-In Gains. As of January 1, 2004, we had $501,640 of pre-1999 loss carryforwards remaining and $4,663,457 of unrealized Built-In Gains remaining.

         Continued qualification as a RIC requires us to satisfy certain investment asset diversification requirements in future years. Our ability to satisfy those requirements may not be controllable by us. There can be no assurance that we will qualify as a RIC in subsequent years.

         To the extent that we retain capital gains and declare a deemed dividend to shareholders, the dividend is taxable to the shareholders. We would pay tax, at the corporate rate, on the distribution, and the shareholders would receive a tax credit equal to their proportionate share of the tax paid. We took advantage of this rule for 2001. Our financial statements for 2001 include a tax liability of $290,748. The taxes paid by our shareholders as a result of our deemed dividend declaration 2001 ($271,467) are reflected as a deduction to the additional paid-in capital in our Consolidated Statement of Assets and Liabilities rather than an expense in the Consolidated Statement of Operations.

         We pay federal, state and local taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is taxed as a C Corporation.

         In 2003, we realized long-term capital losses of $1,000,001 from the tax write-off of Kriton Medical, Inc. We also had net realized short-term gains of $17,590 from the sale of U.S. Government and Agency obligations. We offset our net realized short-term capital gains with our long-term capital losses and neither owed federal income on the gain nor were required to distribute any portion of this gain to shareholders. As of December 31, 2003, we have a capital loss carryforward of $914,225 which will expire in 2011. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

         In 2002, we realized long-term capital losses of $470,622 primarily from long-term capital gains of $1,008,653 from the liquidation of our partnership interest in PHZ Capital Partners L.P. offset by losses on the sale of Schwoo, Inc. of $1,248,825 and on the liquidation of Informio, Inc. of $350,583. We also realized short-term capital gains of $732,936 primarily from the liquidation of our partnership interest in PHZ Capital Partners L.P. Realized short-term capital gains were reduced by realized long-term capital losses resulting in net realized short-term capital gains. We offset the net realized short-term gains with 2002 expenses and neither owed federal income taxes on the gain nor were required to distribute any portion of this gain to shareholders.

         For the years ended December 31, 2003, 2002 and 2001, the Company's income tax (benefit) expense was allocated as follows:

                                                          2003                    2002                   2001
Investment operations                            $           0           $           0            $         0
Realized income on investments                          13,761                 894,435                118,415
Decrease in unrealized appreciation on
   investments                                               0                (695,126)               (90,464)
Total income tax expense                         $      13,761           $     199,309            $    27,951

         The above tax expense consists of the following:

                                                          2003                    2002                   2001

Current                                          $      13,761           $     894,435            $   118,415
Deferred -- Federal                                          0                (695,126)               (90,464)
Total income tax expense                         $      13,761           $     199,309            $    27,951

         The Company's net deferred tax liability at December 31, 2003 and 2002 consists of the following:

                                                                       2003                     2002
Unrealized appreciation on investments                        $     844,918            $     844,918
Net operating and capital loss carryforward                        (175,574)                (175,574)
Net deferred income tax liability                             $     669,344            $     669,344

NOTE 7.  COMMITMENTS AND CONTINGENCIES
--------------------------------------

         During 1993, we signed a 10-year lease for office space which expired on July 31, 2003. On April 17, 2003, we signed a seven-year sublease for office space at 111 West 57th Street in New York City to replace the expired lease. Total rent expense was $200,711 for 2003. Future minimum sublease payments in each of the following years are: 2004 -- $134,816; 2005 -- $138,187; 2006 --
$141,641; 2007 -- $145,182; 2008 -- $148,811; and thereafter for the remaining term -- $203,571.

NOTE 8.  ASSET ACCOUNT LINE OF CREDIT
-------------------------------------

         On November 19, 2001, we established an asset account line of credit. The asset account line of credit is secured by government and government agency securities. Under the asset account line of credit, we may borrow up to 95 percent of the current value of the government and government agency securities with which we secure the line. Our available line of credit at December 31, 2003, was $23,572,275. Our outstanding balance under the asset account line of credit at both December 31, 2002, and December 31, 2003, was $0. The asset account line of credit bears interest at a rate of the Broker Call Rate plus 50 basis points.

NOTE 9.  SUBSEQUENT EVENTS
--------------------------

         During 2004, we have made three follow-on investments totaling $688,401 and one new investment of $150,000 in privately held tiny technology companies.

         In January 2004, we sold our investment in the preferred stock of NeoPhotonics, Inc., which had been valued at $0, for $10. We realized a loss of $915,108 on the transaction.

         On February 17, 2004, we filed a registration statement with the Securities and Exchange Commission on Form N-2 with respect to 3,000,000 shares of our Common Stock. After the effective date, the Common Stock may be sold at prices and on terms to be set forth in one or more supplements to the prospectus from time to time.

NOTE 10.  SELECTED QUARTERLY DATA (UNAUDITED)
---------------------------------------------

                                                                               2003
                                                    -------------------------------------------------------------
                                                    1st Quarter     2nd Quarter      3rd Quarter     4th Quarter
                                                    -----------     -----------      -----------     -----------

Total investment income                              $     64,676      $   50,564     $     30,612     $   21,933
Net operating loss                                   $    584,460      $  726,989     $    572,346     $  679,947
Net (decrease) in net assets resulting from
   operations                                        $(1,215,127)      $(544,709)     $(1,270,298)     $(175,136)
Net (decrease) in net assets resulting from
   operations per outstanding share                  $     (0.11)      $   (0.05)     $     (0.11)     $   (0.01)

                                                                                 2002
                                                    -------------------------------------------------------------
                                                    1st Quarter     2nd Quarter      3rd Quarter     4th Quarter
                                                    -----------     -----------      -----------     -----------

Total investment income                              $     59,462      $   60,368     $     77,413     $      56,218
Net operating loss                                   $    556,233      $  654,718     $    479,433     $     180,704
Net (decrease) increase in net assets resulting
   from operations                                   $(1,036,934)      $  434,289     $    660,988     $ (2,780,537)
Net (decrease) increase in net assets resulting
   from operations per outstanding share             $     (0.12)      $     0.05     $       0.06     $      (0.24)


---------------------------------------------------------------------------------------------------------------------------------
                                                          FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
for a share outstanding throughout the year:*

                                            Year Ended         Year Ended         Year Ended          Year Ended         Year Ended
                                    December 31, 2003   December 31, 2002  December 31, 2001   December 31, 2000  December 31, 1999
                                    ------------------  -----------------  ------------------  ------------------ -----------------
Net asset value, beginning of year $         2.37      $         2.75     $         3.51      $         5.80      $         2.13
   Net operating (loss) income             (0.22)              (0.19)             (0.06)                0.37              (1.04)
   Net realized (loss) gain on
     investments                           (0.09)                0.24               0.14                2.09                0.93
   Net increase (decrease) in
     unrealized appreciation
     (depreciation) as a result
     of sales                                0.09                0.13               0.45              (2.35)              (0.46)
   Net (decrease) increase in
     unrealized appreciation
     (depreciation) on
     investments held                      (0.06)              (0.46)             (1.30)              (1.82)                4.58
   Total from investment           --------------      --------------     --------------      --------------       -------------
     operations                            (0.28)              (0.28)             (0.77)              (1.71)                4.01
   Net decrease as a result of
     cash dividend                           0.00                0.00               0.00              (0.02)              (0.35)
   Net decrease as a result of
     deemed dividend                         0.00                0.00             (0.03)              (0.62)                0.00
                                   --------------      --------------      -------------      --------------       -------------
   Total distributions                       0.00                0.00             (0.03)              (0.64)              (0.35)
   Net increase (decrease) from
     capital stock transactions              0.86              (0.10)               0.04                0.06                0.01
                                   --------------      --------------     --------------      --------------      --------------
Net asset value, end of year**     $         2.95      $         2.37     $         2.75      $         3.51      $         5.80
                                   ==============      ==============     ==============      ==============      ==============
Cash dividends paid per share      $         0.00      $         0.00     $         0.00      $         0.02      $         0.35
Deemed dividend per share          $         0.00      $         0.00     $       0.0875      $         1.78      $         0.00
Market value per share, end of
year                               $        11.53      $         2.46     $         1.90      $       2.4375      $        11.50
Total income tax liability per
share                              $         0.06      $         0.15     $         0.18      $         0.78      $         0.16
Ratio of expenses to average net
assets                                        9.5%                8.3%              3.45%             (6.21)%              34.08%
Ratio of net operating (loss)
gain to average net assets                  (8.9)%              (7.3)%            (1.75)%               52.7%             (3.50)%
Investment return based on:
Stock price                                 368.7%               40.5%            (22.1)%             (78.8)%              666.7%
Net asset value                              24.5%             (13.8)%            (21.7)%             (39.5)%              188.7%
Portfolio turnover                              0%              46.00%              9.00%              20.56%              53.54%
Net assets, end of year            $   40,682,738      $   27,256,046     $   24,334,770      $   31,833,475      $   53,634,805
Number of shares outstanding           13,798,845          11,498,845          8,864,231           9,064,231           9,240,831

*  Based on average shares outstanding.
** Reflects the decline in net asset value as a result of the $0.02 dividend paid in 2000.



                                          The accompanying notes are an integral part of this schedule.


            Consolidated Financial Statements and Supplementary Data



                       HARRIS & HARRIS GROUP, INC. - 2002
            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

         The following reports and consolidated financial schedules of Harris & Harris Group, Inc. are filed herewith and included in response to Item 8.


Documents                                                              Page

         Report of Independent Accountants.............................  A-27

Consolidated Financial Statements

         Consolidated Statements of Assets and Liabilities
             as of December 31, 2002 and 2001..........................  A-28

         Consolidated Statements of Operations for the
             years ended December 31, 2002, 2001, 2000.................  A-29

         Consolidated Statements of Cash Flows for the
             years ended December 31, 2002, 2001 and 2000..............  A-30

         Consolidated Statements of Changes in Net Assets for
             the years ended December 31, 2002, 2001 and 2000..........  A-31

         Consolidated Schedule of Investments as of
             December 31, 2002.........................................  A-32

         Footnote to Consolidated Schedule of Investments..............  A-36

         Notes to Consolidated Financial Statements....................  A-40

         Financial Highlights for the years ended December 31,
             2002, 2001, 2000, 1999 and 1998...........................  A-51

         Schedules other than those listed above have been omitted because they are not applicable or the required information is presented in the consolidated financial statements and/or related notes.


 ----------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
 ----------------------------------------------------------------------------

                       Report of Independent Accountants

To the Board of Directors and Shareholders of Harris & Harris Group, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of cash flows, of changes in net assets and of financial highlights present fairly, in all material respects, the financial position of Harris & Harris Group, Inc. (the "Company") at December 31, 2002, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial statements of the Company as of December 31, 2001 and 2000, and for the years then ended were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated March 21, 2002.

As more fully disclosed in Note 2, the financial statements include investments valued at $12,036,077 (44.16% of net assets) at December 31, 2002, the fair values of which have been estimated by the Board of Directors in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

/s/ PricewaterhouseCoopers, LLP

March 18, 2003

New York, N.Y.

 --------------------------------------------------------------------------------------------------------------------
                                    CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
 --------------------------------------------------------------------------------------------------------------------

                                                         ASSETS
                                                                           December 31, 2002        December 31, 2001

Investments, at value (Cost: $30,206,935 at 12/31/02, $37,714,285 at
    12/31/01........................................................       $      27,496,822        $        38,930,705
Cash and cash equivalents...........................................               5,967,356                    135,135
Restricted funds (Note 5)...........................................                 756,944                    482,020
Funds in escrow.....................................................                 750,000                          0
Receivable from portfolio company...................................                 786,492                          0
Interest receivable.................................................                     189                         82
Prepaid expenses....................................................                  96,631                     14,833
Note receivable ($987, net of reserve of $987 at 12/31/02)..........                       0                     10,487
Other assets........................................................                 107,535                    109,105
Total assets........................................................              35,951,969        $        39,682,367

                                                LIABILITIES & NET ASSETS

Accounts payable and accrued liabilities............................       $       1,451,568        $         1,039,350
Payable to broker for unsettled trade...............................               5,696,725                          0
Bank loan payable (Note 8)..........................................                       0                 12,495,777
Accrued profit sharing (Note 3).....................................                  15,233                    178,282
Deferred rent.......................................................                   5,397                     14,650
Current income tax liability........................................                 857,656                    255,068
Deferred income tax liability (Note 6)..............................                 669,344                  1,364,470
Total liabilities...................................................               8,695,923                 15,347,597
Commitments and contingencies (Note 7)..............................

Net assets..........................................................       $      27,256,046        $        24,334,770

Net assets are comprised of:
Preferred stock, $0.10 par value,
    2,000,000 shares authorized; none issued........................       $               0                          0
Common stock, $0.01 par value, 25,000,000 shares
    authorized; 13,327,585 issued at 12/31/02 and
    10,692,971 issued at 12/31/00...................................                 133,276                    106,930
Additional paid in capital (Note 4).................................              32,845,872                 27,228,748
Additional paid in capital - common stock warrants..................                 109,641                    109,641
Accumulated net realized gain (loss)................................               1,137,820                    618,606
Accumulated unrealized appreciation of investments,
    net of deferred tax liability of $844,918 at 12/31/02 and
    $1,540,044 at 12/31/01..........................................             (3,565,032)                  (323,624)
Treasury stock, at cost (1,828,740 shares at
    12/31/01 and 1,628,740 at 12/31/00).............................             (3,405,531)                (3,405,531)
Net assets..........................................................       $      27,256,046        $        24,334,770
Shares outstanding..................................................       $      11,498,835                  8,864,231
Net asset value per outstanding share...............................       $            2.37        $              2.75
                     The accompanying notes are an integral part of these consolidated financial statements
=================================================================================================================================

 --------------------------------------------------------------------------------------------------------------------
                                          CONSOLIDATED STATEMENTS OF OPERATIONS
 --------------------------------------------------------------------------------------------------------------------

                                                              Year Ended               Year Ended                 Year Ended
                                                           December 31, 2002        December 31, 2001         December 31, 2000
Investment income:
    Interest from:
       Fixed-income securities............................ $         184,050        $         422,196         $         554,233
       Portfolio companies................................                 0                    9,616                    64,950
    Dividend income.......................................                 0                    1,000                     2,000
    Other income..........................................            69,411                   77,849                    65,867
       Total investment income............................           253,461                  510,661                   687,050
Expenses:
    Profit-sharing (reversal) accrual (Note 3)............         (163,049)                (984,021)               (4,812,675)
    Salaries and benefits.................................         1,130,352                1,045,063                 1,036,737
    Professional fees.....................................           344,717                  261,582                   310,601
    Administration and operations.........................           433,569                  406,488                   385,608
    Rent..................................................           173,291                  166,312                   166,816
    Directors' fees and expenses..........................           154,682                   90,047                   100,469
    Depreciation..........................................            30,607                   26,901                    28,748
    Custodian fees........................................             9,604                   14,518                    14,355
    Interest expense (Note 4).............................            10,776                    8,331                   146,141
       Total expenses.....................................         2,124,549                1,035,221               (2,623,200)
    Operating income (loss) before income taxes...........       (1,871,088)                (524,560)                 3,310,250
    Income tax benefit (Note 6)...........................                 0                        0                         0
Net operating (loss) income...............................       (1,871,088)                (524,560)                 3,310,250

Net realized income (loss) from investments:
    Realized income from investments......................         3,284,737                1,394,781                19,065,267
       Total realized income..............................         3,284,737                1,394,781                19,065,267
    Income tax expense (Note 6)...........................         (894,435)                (118,415)                 (101,435)
    Net realized income from investments..................         2,390,302                1,276,366                18,963,832
Net realized income.......................................           519,214                  751,806                22,274,082
Net decrease increase in unrealized appreciation on
     investments:
    Increase as a result of  investment sales.............         1,602,048                4,802,738                         0
    Decrease as a result of  investment sales.............         (322,208)                (854,467)              (21,400,036)
    Increase on investments held..........................               285                3,232,919                26,741,283
    Decrease on investments held..........................       (5,216,659)             (14,912,698)              (43,275,840)
       Change in unrealized appreciation on
       investments........................................       (3,936,534)              (7,731,508)              (37,934,593)
    Income tax benefit (Note 6)...........................           695,126                   90,464                   153,304
    Net decrease in unrealized appreciation on investments       (3,241,408)              (7,641,044)              (37,781,289)
Net decrease in net assets resulting from
     operations:
    Total................................................. $      2,722,194)        $      6,889,238)         $     15,507,207)
    Per outstanding share................................. $          (0.24)        $          (0.78)         $          (1.71)

=============================================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

      --------------------------------------------------------------------------------------------------------------------
                                           CONSOLIDATED STATEMENTS OF CASH FLOWS
      --------------------------------------------------------------------------------------------------------------------

                                                              Year Ended               Year Ended                 Year Ended
                                                           December 31, 2002        December 31, 2001         December 31, 2000
 Cash flows used in operating activities:
 Net (decrease) increase in net assets
   resulting from operations..............................   $     (2,722,194)        $      (6,889,238)       $    (15,507,207)
 Adjustments to reconcile net (decrease) increase
   in net assets resulting from operations to
   net cash used in operating activities:
   Net realized and unrealized loss (gain)  on invest-
     ments ...............................................             651,797                5,950,398               18,896,326
   Deferred income taxes..................................           (695,126)                   90,464                (153,304)
   Depreciation...........................................              30,607                   26,901                   28,748
   Other..................................................                   0                    2,010                  109,641
   Interest received in stock.............................                   0                        0                 (27,009)
 Changes in assets and liabilities:
   Restricted funds.......................................           (274,924)                (216,837)                (265,183)
   Receivable from investment company.....................           (786,492)                        0                        0
   Funds in escrow........................................           (750,000)                        0                1,327,748
   Interest receivable....................................               (107)                   30,000                   14,107
   Prepaid expenses.......................................            (81,798)                   67,782                  (8,287)
   Notes receivable.......................................              10,487                      401                        0
   Other assets...........................................               1,570                   23,667                   18,384
   Accounts payable and accrued liabilities...............             412,217                  267,587                   71,197
   Payable to broker for unsettled trade..................           5,696,725                (115,005)                  115,005
   Accrued profit sharing.................................           (163,049)              (3,304,959)              (5,951,226)
   Deferred rent..........................................             (9,253)                  (9,253)                  (9,253)
   Current income tax liability...........................             602,588              (5,496,498)                   62,670
                                                               ---------------          ---------------          ---------------
   Net cash used in operating activities..................           1,923,048              (9,572,580)              (1,304,643)

 Cash provided by investing activities:
   Net (purchase) sale of short-term investments and
    marketable securities.................................          10,358,006             (10,263,667)             (14,480,590)
   Investment in private placements and loans.............         (7,195,988)              (1,818,826)              (6,417,500)
   Proceeds from sale of investments......................           7,631,100                9,385,615               23,033,868
   Purchase of fixed assets...............................            (41,138)                  (6,508)                  (6,974)
                                                                ---------------         ---------------          ---------------
   Net cash (used in) provided by investing activities....          10,751,980              (2,703,386)                2,117,804

 Cash flows used in financing activities:
   Payment of dividend....................................                   0                        0                (184,817)
   Purchase of treasury stock (Note 4)....................                   0                (338,000)                (530,051)
   Proceeds from note payable.............................                   0               12,495,777                3,000,000
   Payment of note payable (Note 4).......................        (12,495,777)                        0              (3,000,000)
   Proceeds from rights offering, net (Note 4)............           5,643,470                        0                        0
   Collection on notes receivable.........................               9,500                        0                   21,775
                                                               ---------------          ---------------          ---------------
   Net cash provided by (used in) financing activities....         (6,842,807)               12,157,777                (693,093)
                                                               ---------------          ---------------          ---------------
 Net increase (decrease) in cash and cash equivalents:
   Cash and cash equivalents at beginning of the year.....             135,135                  253,324                  133,356
   Cash and cash equivalents at end of the year...........           5,967,356                  135,135                  253,324
                                                               ---------------          ---------------          ---------------
   Net increase (decrease) in cash and cash equivalents...   $       5,832,221        $       (118,189)        $         120,068
                                                               ===============          ===============          ===============
 Supplemental disclosures of cash flow information:
   Income taxes paid......................................   $         307,585        $       5,795,916        $         117,134
   Interest paid..........................................   $          19,106        $               0        $          36,500


                     The accompanying notes are an integral part of these consolidated financial statements

---------------------------------------------------------------------------------------------------------------------------------
                                          CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended             Year Ended             Year Ended
                                                               December 31, 2002     December 31, 2001      December 31, 2000

Changes in net assets from operations:
    Net operating income (loss)............................... $    (1,871,088)      $      (524,560)       $      3,310,250
    Net realized gain (loss) on investments...................        2,390,302             1,276,366             18,963,832
    Net (decrease) increase in unrealized appreciation
         on investments as a result of sales..................        1,279,840             4,038,735           (21,246,732)
    Net (decrease) increase in unrealized appreciation on
         investments held                                           (4,521,248)          (11,679,779)           (16,534,557)
                                                                ---------------       ---------------        ---------------
Net (decrease) increase in net assets resulting from operations     (2,722,194)           (6,889,238)           (15,507,207)

Changes in net assets from
         capital stock transactions:

    Payment of dividend.......................................                0                     0              (184,817)
    Purchase of treasury stock................................                0             (338,000)              (530,051)
    Proceeds from sale of stock ..............................           26,346                     0                      0
    Additional paid in capital on common stock issued.........        5,617,124                     0                      0
    Deemed dividend shareholder tax credit....................                0             (271,467)            (5,688,896)
    Additional paid in capital warrants.......................                0                     0                109,641
                                                                ---------------       ---------------        ---------------
Net decrease in net assets resulting from capital stock
     transactions.............................................        5,643,470             (609,467)            (6,294,123)
                                                                ---------------       ---------------        ---------------
Net increase (decrease) in net assets                                 2,921,276           (7,498,705)           (21,801,330)
                                                                ---------------       ---------------        ---------------
Net Assets

                                                                     24,334,770            31,833,475             53,634,805
                                                                ---------------       ---------------        ---------------
    Beginning of the year.....................................
    End of the year........................................... $     27,256,046    $       24,334,770     $       31,833,475
                                                                ===============       ===============        ===============


The accompanying notes are an integral part of these consolidated financial statements.

           -----------------------------------------------------------------------------------------------------------------
                                        CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
           -----------------------------------------------------------------------------------------------------------------
                                                                  (Audited)

                                                                   Method of Valuation     Shares/Principal        Value
                                                                           (3)
                                                                   -------------------     ----------------    -------------
Investments in Unaffiliated Companies (8)(9)(10)
  - 10.0% of total investments

Private Placement Portfolio (Illiquid)
  - 10.0% of total investments

AlphaSimplex Group, LLC (2) -- Investment advisory firm headed by Dr. Andrew W. Lo, holder of the Harris & Harris Group
     Chair at MIT Limited Liability Company interest..........    (D)                         --                $       6,235

Continuum Photonics, Inc. (1)(2)(4)(6) -- Develops optical
     networking components by merging
     cutting-edge materials, MEMS and electronics technologies
     3.73% of fully diluted equity
     Series B Convertible Preferred Stock.....................    (D)                         2,000,000               518,989

Exponential Business Development Company (1)(2)(5) -- Venture
     capital partnership focused on early stage companies
     Limited partnership interest.............................    (A)                         --                       25,000

Kriton Medical, Inc. (1)(2)(6) -- Develops ventricular assist devices -- 1.73% of fully diluted equity
     Series B Convertible Preferred Stock.....................    (D)                         476,191                       0

NanoOpto Corporation (1)(2)(4)(6) -- Develops high performance, integrated optical communications sub-components on a chip by utilizing patented nano-manufacturing technology --
     1.45% of fully diluted equity Series A-1 Convertible
     Preferred Stock..........................................    (D)                         267,857                  28,400

Nantero, Inc. (1)(2)(5)(6) -- Develops a high density
     nonvolatile random access memory chip using nano-
     technology -- 4.15% of fully diluted equity Series A
     Convertible Preferred Stock..............................    (A)                         345,070                 489,999

NeoPhotonics Corporation (1)(2)(4)(6) -- Develops and
     manufactures planar optical devices and components using
     nanomaterials deposition technology -- 1.76% of fully
     diluted equity Series D Convertible Preferred Stock......    (D)                         1,498,802               430,440

Optiva, Inc. (1)(2)(4)(5)(6) -- Develops and commercializes
     nanomaterials for advanced applications -- 1.99% of fully
     diluted equity Series C Convertible Preferred Stock......    (B)                         1,249,999             1,250,000
                                                                                                              ---------------

Total Private Placement Portfolio (cost: $5,395,166)......................................................      $   2,749,063
                                                                                                              ---------------
Total Investments in Unaffiliated Companies (cost: $5,395,166)............................................      $   2,749,063
                                                                                                              ---------------

The accompanying notes are an integral part of this consolidated schedule.

----------------------------------------------------------------------------------------------------------------------------
                               CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------
                                                         (Audited)

                                                                   Method of
                                                                  Valuation (3)       Shares/Principal           Value
                                                                  -------------       ----------------           ------
Investments in Non-Controlled
Affiliated Companies (8)(9)(11)
 - 33.8% of total investments
Private Placement Portfolio
(Illiquid)
 - 33.8% of total investments

Agile Materials & Technologies, Inc.
(1)(2)(4)(5)(6) --
    Develops and sells variable integrated passive
    electronic equipment components- 8.21% of fully
    diluted equity Series A Convertible Preferred
    Stock..................................................            (A)                    3,732,736        $     1,000,000

Experion Systems, Inc. (1)(2)(7) -- Develops and sells
    software to credit unions - 12.45% of fully diluted equity
    Series A Convertible Preferred Stock...................            (B)                      294,118
    Series B Convertible Preferred Stock...................            (B)                       35,294
    Series C Convertible Preferred Stock...................            (B)                      222,184        $     1,037,000

Nanopharma Corp. (1)(2)(4)(5)(6) -- Develops advanced
    nanoscopic drug delivery vehicles and systems -- 14.69% of fully diluted equity
    Series A Convertible Preferred Stock...................            (A)                      684,516                700,000

Nanotechnologies, Inc. (1)(2)(4)(5)(6) -- Develops
    high-performance nanoscale materials for industry -- 6.48%
    of fully diluted equity
    Series B Convertible Preferred Stock ..................            (A)                    1,538,837                750,000

NeuroMetrix, Inc. (1)(2) -- Develops and sells medical devices for monitoring neuromuscular disorders - 12.10% of fully
    diluted equity
    Series A Convertible Preferred Stock...................            (B)                      875,000
    Series B Convertible Preferred Stock...................            (B)                      625,000
    Series C-2 Convertible Preferred Stock.................            (B)                    1,148,100
    Series E Convertible Preferred Stock...................            (B)                      499,996
    Series E-1 Convertible Preferred Stock.................            (B)                      235,521              5,075,426

Questech Corporation (1)(2)(5) --
    Manufactures and markets
    proprietary metal decorative
    tiles -- 6.68% of fully diluted
    equity
    Common Stock...........................................            (B)                      646,954
    Warrants at $5.00 expiring 11/15/04....................            (B)                        1,966
    Warrants at $1.50 expiring 11/16/05....................            (B)                        1,250
    Warrants at $1.50 expiring 12/14/06....................            (B)                        8,500
    Warrants at $1.50 expiring 11/21/07....................            (B)                        3,750                724,588
                                                                                                               ---------------
Total Private Placement Portfolio (cost: $9,359,300)...................................................        $     9,287,014
                                                                                                               ===============
Total Investments in Non-Controlled Affiliated Companies (cost: $9,359,300)............................        $     9,287,014
                                                                                                               ===============
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of this consolidated schedule.

----------------------------------------------------------------------------------------------------------------------------
                               CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------
                                                         (Audited)

                                                                   Method of
                                                                  Valuation (3)       Shares/Principal           Value
                                                                  -------------       ----------------           ------
U.S. Government and Agency Obligations - 56.2% of total investments

     U.S. Treasury Bills -- due date 01/16/03................           (K)               $1,045,000       $ 1,044,488
     U.S. Treasury Bills -- due date 01/23/03................           (K)                9,470,000         9,463,237
     U.S. Treasury Bills -- due date 02/13/03................           (K)                4,950,000         4,943,020
                                                                                                       ---------------
Total Investments in U.S. Government (cost: $15,452,469)..............................................     $15,450,745
                                                                                                       ===============
Total Investments -- 100% (cost: $30,206,935).........................................................     $27,486,822
                                                                                                       ===============


The accompanying notes are an integral part of this consolidated schedule.


-----------------------------------------------------------------------------
          CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002
-----------------------------------------------------------------------------
                                   (Audited)
-----------------------------------------------------------------------------

Notes to Consolidated Schedule of Investments

(1) Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

(2)      Legal restrictions on sale of investment.

(3) See Footnote to Schedule of Investments for a description of the Asset Valuation Policy Guidelines.

(4)      Initial investment was made during 2002.

(5) No changes in valuation occurred in these investments during the 12 months ended December 31, 2002.

(6) These investments are development stage companies. A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations or it has commenced such operations but has not realized significant revenue from them.

(7)      Previously named MyPersonalAdvocate.com, Inc.

(8) Investments in unaffiliated companies consist of investments in which the Company owns less than five percent of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which the Company owns more than five percent but less than 25 percent of the portfolio company. Investments in controlled affiliated companies consist of investments in which the Company owns more than 25 percent of the portfolio company.

(9) The percentage ownership of each portfolio company disclosed in the Consolidated Schedule of Investments expresses the potential equity interest in each such portfolio company. The calculated percentage represents the amount of the issuer's equity securities the Company owns or can acquire as a percentage of the issuer's total outstanding equity securities plus equity securities reserved for issued and outstanding warrants, convertible securities and all authorized stock options, both granted and ungranted.

(10) The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $5,395,166. The gross unrealized appreciation based on the tax cost for these securities is $1,069. The gross unrealized depreciation based on the tax cost for these securities is $2,647,172.

(11) The aggregate cost for federal income tax purposes of investments in non-controlled affiliated companies is $9,359,300. The gross unrealized appreciation based on the tax cost for these securities is $2,414,044. The gross unrealized depreciation based on the tax cost for these securities is $2,486,330.


         The accompanying notes are an integral part of this consolidated schedule.

-----------------------------------------------------------------------------
                FOOTNOTE TO CONSOLIDATED SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------

ASSET VALUATION POLICY GUIDELINES

         The Company's investments
can be classified into five broad
categories for valuation purposes:

            1)    EQUITY-RELATED SECURITIES

            2) INVESTMENTS IN INTELLECTUAL PROPERTY OR PATENTS OR RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

            3)    LONG-TERM FIXED-INCOME SECURITIES

            4)    SHORT-TERM FIXED-INCOME INVESTMENTS

            5)    ALL OTHER INVESTMENTS

         The Investment Company Act of 1940 (the "1940 Act") requires periodic valuation of each investment in the Company's portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

         The Company's Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

         The Company's Investment and Valuation Committee, comprised of at least three or more independent Board members, is responsible for reviewing and approving the valuation of the Company's assets within the guidelines established by the Board of Directors.

         Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the assets of the Company, external measures of value, such as public markets or third-party transactions, are utilized whenever possible. Valuation is not based on long-term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

         The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

         The Company's valuation policy with respect to the five broad investment categories is as follows:

EQUITY-RELATED SECURITIES

         Equity-related securities are carried at fair value using one or more of the following basic methods of valuation:

         A. Cost: The cost method is based on the original cost to the Company. This method is generally used in the early stages of a company's development until significant positive or negative events occur subsequent to the date of the original investment that dictate a change to another valuation method.

         Some examples of such events are: (1) a major recapitalization; (2) a major refinancing; (3) a significant third-party transaction; (4) the development of a meaningful public market for the company's common stock; and
(5) significant positive or negative changes in the company's business.

         B. Private Market: The private market method uses actual third-party transactions in the company's securities as a basis for valuation, using actual, executed, historical transactions in the company's securities by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         C. Public Market: The public market method is used when there is an established public market for the class of the company's securities held by the Company. The Company discounts market value for securities that are subject to significant legal and contractual restrictions. Other securities, for which market quotations are readily available, are carried at market value as of the time of valuation.

         Market value for securities traded on securities exchanges or on the Nasdaq National Market is the last reported sales price on the day of valuation. For other securities traded in the over-the-counter market and listed securities for which no sale was reported on that day, market value is the mean of the closing bid price and asked price on that day.

         This method is the preferred method of valuation when there is an established public market for a company's securities, as that market provides the most objective basis for valuation.

         D. Analytical Method: The analytical method is generally used to value an investment position when there is no established public or private market in the company's securities or when the factual information available to the Company dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of the Company's Investment and Valuation Committee members, based on the data available to them. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the financial condition and operating results of the company, the long-term potential of the business of the company, the values of similar securities issued by companies in similar businesses, the proportion of the company's securities owned by the Company and the nature of any rights to require the company to register restricted securities under applicable securities laws.

INVESTMENTS IN INTELLECTUAL PROPERTY OR PATENTS OR RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

         Such investments are carried at fair value using the following basic methods of valuation:

         E. Cost: The cost method is based on the original cost to the Company. Such method is generally used in the early stages of commercializing or developing intellectual property or patents or research and development in technology or product development until significant positive or adverse events occur subsequent to the date of the original investment that dictate a change to another valuation method.

         F. Private Market: The private market method uses actual third-party investments in intellectual property or patents or research and development in technology or product development as a basis for valuation, using actual executed historical transactions by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         G. Analytical Method: The analytical method is used to value an investment after analysis of the best available outside information where the factual information available to the Company dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of the Company's Investment and Valuation Committee members. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the results of research and development, product development progress, commercial prospects, term of patent and projected markets.

LONG-TERM FIXED-INCOME SECURITIES

         H. Fixed-Income Securities for which market quotations are readily available are carried at market value as of the time of valuation using the most recent bid quotations when available.

         Securities for which market quotations are not readily available are carried at fair value using one or more of the following basic methods of valuation:

         I. Fixed-Income Securities are valued by independent pricing services that provide market quotations based primarily on quotations from dealers and brokers, market transactions, and other sources.

         J. Other Fixed-Income Securities that are not readily marketable are valued at fair value by the Investment and Valuation Committee.

SHORT-TERM FIXED-INCOME INVESTMENTS

         K. Short-Term Fixed-Income Investments are valued at market value at the time of valuation. Short-term debt with remaining maturity of 60 days or less is valued at amortized cost.

ALL OTHER INVESTMENTS

         L. All Other Investments are reported at fair value as determined in good faith by the Investment and Valuation Committee.

         The reported values of securities for which market quotations are not readily available and for other assets reflect the Investment and Valuation Committee's judgment of fair values as of the valuation date using the outlined basic methods of valuation. They do not necessarily represent an amount of money that would be realized if the securities had to be sold in an immediate liquidation. Thus valuations as of any particular date are not necessarily indicative of amounts that may ultimately be realized as a result of future sales or other dispositions of investments held.

-----------------------------------------------------------------------------
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

NOTE 1.  THE COMPANY
--------------------

         Harris & Harris Group, Inc. (the "Company") is a venture capital investment company operating as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). A BDC is a specialized type of investment company under the 1940 Act. The Company operates as an internally managed investment company whereby its officers and employees, under the general supervision of its Board of Directors, conduct its operations.

         The Company elected to become a BDC on July 26, 1995, after receiving the necessary approvals. From September 30, 1992 until the election of BDC status, the Company operated as a closed-end, non-diversified, investment company under the 1940 Act. Upon commencement of operations as an investment company, the Company revalued all of its assets and liabilities at fair value as defined in the 1940 Act. Prior to such time, the Company was registered and filed under the reporting requirements of the Securities and Exchange Act of 1934 as an operating company and, while an operating company, operated directly and through subsidiaries.

         Harris & Harris Enterprises, Inc. ("Enterprises") is a 100 percent wholly owned subsidiary of the Company. Enterprises holds the lease for the office space, which it subleases to the Company and an unaffiliated party; operates a financial relations and consulting firm; is a partner in Harris Partners I, L.P. and is taxed as a C corporation. Harris Partners I, L.P. is a limited partnership and owned, until December 31, 2002, a 20 percent limited partnership interest in PHZ Capital Partners L.P. The partners of Harris Partners I, L.P. are Enterprises (sole general partner) and Harris & Harris Group, Inc. (sole limited partner).

         The Company filed for 1999 to elect treatment as a Regulated Investment Company ("RIC") under Sub-Chapter M of the Internal Revenue Code of 1986 (the "Code") and qualified for the same treatment for 2000 and 2001. There can be no assurance that the Company will qualify as a RIC for 2002 and subsequent years or that if it does qualify, it will continue to qualify for subsequent years. In addition, even if the Company were to qualify as a RIC for a given year, the Company might take action in a subsequent year to ensure that it would be taxed in that subsequent year as a C Corporation, rather than as a RIC. As a RIC, the Company must, among other factors, distribute at least 90 percent of its investment company taxable income and may either distribute or retain its realized net capital gains on investments.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

         The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

         Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for investment companies and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

         Cash and Cash Equivalents. Cash and cash equivalents include money market instruments with maturities of less than three months.

         Portfolio Investment Valuations. Investments are stated at "fair value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission. All assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors. (See "Asset Valuation Policy Guidelines" in the "Footnote to Consolidated Schedule of Investments.")

         Securities Transactions. Securities transactions are accounted for on the date the securities are purchased or sold (trade date); dividend income is recorded on the ex-dividend date; and interest income is accrued as earned. Realized gains and losses on investment transactions are determined on specific identification for financial reporting and tax reporting.

         Income Taxes. Prior to January 1, 1999, the Company recorded income taxes using the liability method in accordance with the provision of Statement of Financial Accounting Standards No. 109. Accordingly, deferred tax liabilities had been established to reflect temporary differences between the recognition of income and expenses for financial reporting and tax purposes, the most significant difference of which relates to the Company's unrealized appreciation on investments.

         The December 31, 2002 consolidated financial statements include a provision for deferred taxes on the remaining net built-in gains as of December 31, 1998, net of the unutilized operating and capital loss carryforwards incurred by the Company through December 31, 1998.

         The Company pays federal, state and local income taxes on behalf of its wholly owned subsidiary, Harris & Harris Enterprises, which is a C corporation. (See "Note 6 Income Taxes.")

         Estimates by Management. The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of December 31, 2002 and 2001, and the reported amounts of revenues and expenses for the three years ended December 31, 2002. The most significant estimate relates to the fair valuations of investments for the years ended December 31, 2002 and 2001. Actual results could differ from these estimates.

NOTE 3. EMPLOYEE PROFIT SHARING PLAN
------------------------------------

         On August 3, 1989, the shareholders of the Company approved the 1988 Long Term Incentive Compensation Plan (the "1988 Plan"). The Company's 1988 Plan was cancelled as of December 31, 1997, canceling all outstanding stock options and eliminating all potential stock option grants. As a substitution for the 1988 Plan, the Company adopted an employee profit-sharing plan.

         As of January 1, 1998, the Company implemented the Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "1998 Plan") that provided for profit sharing equal to 20 percent of the net realized income of the Company as reflected on the Consolidated Statements of Operations for such year, less the nonqualifying gain, if any. The 1998 Plan was terminated by the Company as of December 31, 1999, subject to the payment of any amounts owed on the 1999 realized gains under the 1998 Plan.

         In March 2000, the Company paid out 90 percent of the profit sharing in the amount of $1,024,696 on the 1999 realized gains; the remaining 10 percent or $113,855 was paid out in September 2000, upon the completion and filing of the Company's 1999 federal tax return.

         As of January 1, 2000, the Company implemented the Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "Plan") that provides for profit sharing by its officers and employees equal to 20 percent of the net realized income of the Company as reflected on the consolidated statements of operations of the Company for such year, less the nonqualifying gain, if any.

         On April 26, 2000 the shareholders of the Company approved the performance goals under the Plan in accordance with Section 162(m) of the Internal Revenue Code of 1986 ("Code"), effective as of January 1, 2000. The Code generally provides that a public company such as the Company may not deduct compensation paid to its chief executive officer or to any of its four most highly compensated officers to the extent that the compensation paid to any such officer/employee exceeds $1 million in any tax year, unless the payment is made upon the attainment of objective performance goals that are approved by the Company's shareholders.

         Under the Plan, net realized income of the Company includes investment income, realized gains and losses, and operating expenses (including taxes paid or payable by the Company), but is calculated without regard to dividends paid or distributions made to shareholders, payments under the Plan, unrealized gains and losses, and loss carry-overs from other years ("Qualifying Income"). The portion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered nonqualifying gain, which reduces Qualifying Income.

         As soon as practicable following the year-end audit, the Committee will determine whether, and if so how much, Qualifying Income exists for a plan year, and 90 percent of the Qualifying Income will be paid out to Plan participants pursuant to the distribution percentages set forth in the Plan. The remaining 10 percent will be paid out after the Company has filed its federal tax return for that year in which Qualifying Income exists. At December 31, 2002, the distribution amounts for each officer and employee were as follows: Charles E. Harris, 13.790 percent; Mel P. Melsheimer, 4.233 percent; Helene B. Shavin, 1.524 percent; and Jacqueline M. Matthews, 0.453 percent. In one case, for a former employee, who left the Company other than due to termination for cause, any amount earned will be accrued and may subsequently be paid to such participant.

         On October 15, 2002 the shareholders of the Company approved the performance goals under the 2002 Plan in accordance with Section 162(m) of the Internal Revenue Code of 1986 ("Code"), effective as of January 1, 2003. The Code generally provides that a public company such as the Company may not deduct compensation paid to its chief executive officer or to any of its four most highly compensated officers to the extent that the compensation paid to any such officer/employee exceeds $1 million in any tax year, unless the payment is made upon the attainment of objective performance goals that are approved by the Company's shareholders.

         As of January 1, 2003, the Company implemented the Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "2002" Plan").

         Under the 2002 Plan, net realized income of the Company includes investment income, realized qualifying gains and losses, and operating expenses (including taxes paid or payable by the Company), but is calculated without regard to dividends paid or loss carry-overs from other years ("Qualifying Income").

         Under the 2002 Plan, awards previously granted to the Plan's four current Participants (Messrs. Harris and Melsheimer and Mss. Shavin and Matthews, herein referred to as the "grandfathered participants") will be reduced by 10% with respect to "Non-Tiny Technology Investments" (as defined in the 2002 Plan) and by 25% with respect to "Tiny Technology Investments" (as defined in the 2002 Plan) and will become permanent. These reduced awards are herein referred to as "grandfathered participations." The amount by which such awards are reduced will be allocable and reallocable each year by the Compensation Committee ("Committee") among current and new participants as awards under the 2002 Plan. The grandfathered participations will be honored by the Company whether or not the grandfathered participant is still employed by the Company or is still alive (in the event of death, the grandfathered participations will be paid to the grandfathered participant's estate), unless the grandfathered participant is dismissed for cause, in which case all awards, including the grandfathered participations, will be immediately cancelled and forfeited. With regard to new investments and follow-on investments made after the date on which the first new employee begins participating in the 2002 Plan, both current and new participants will be required to be employed by the Company at the end of a plan year in order to participate in profit sharing on such investments with respect to such year.

         Notwithstanding any provisions of the 2002 Plan, in no event may the aggregate amount of all awards payable for any Plan Year during which the Company remains a "business development company" within the meaning of 1940 Act be greater than 20 percent of the Company's "net income after taxes" within the meaning of Section 57(n)(1)(B) of the 1940 Act. In the event the awards as calculated exceed such amount, the awards will be reduced pro rata.

         The 2002 Plan may be modified, amended or terminated by the Committee at any time. Notwithstanding the foregoing, the grandfathered participations may not be modified further. Nothing in the 2002 Plan will preclude the Committee from naming additional participants in the 2002 Plan or, except for grandfathered participations, changing the Award Percentage of any Participant (subject to the overall percentage limitations contained in the 2002 Plan). Under the 2002 Plan, the distribution amounts for non-grandfathered investments for each officer and employee currently are as follows: Charles E. Harris,
10.790 percent; Mel P. Melsheimer, 4.233 percent; Douglas W. Jamison, 3.0 percent; Helene B. Shavin, 1.524 percent; and Jacqueline M. Matthews, 0.453 percent.

         The grandfathered participations are set forth below:

                                                            Grandfathered Participations
Officer/Employee                              Non-Tiny Technology (%)              Tiny Technology (%)

Charles E. Harris                                     12.41100                             10.34250
Mel P. Melsheimer                                      3.80970                              3.17475
Helene B. Shavin                                       1.37160                              1.14300
Jacqueline M. Matthews                                  .40770                               .33975
Total                                                 18.00000                             15.00000

         Accordingly, an additional 2.00% of Qualifying Income with respect to grandfathered Non-Tiny Technology Investments, 5.00% of Qualifying Income with respect to grandfathered Tiny Technology Investments and the full 20.00% of Qualifying Income with respect to new investments are available for allocation and reallocation from year to year. Currently Douglas W. Jamison is allocated ..80% of the Non-Tiny Technology Grandfathered Participations and 2.00 % of the Tiny Technology Grandfathered Participations.

         During 2002, the Company decreased the profit-sharing accrual by $163,049, bringing the cumulative accrual under the Plan to $15,233 at December 31, 2002. The amounts payable under the Plan for net realized income during the year ended December 31, 2002 are $15,233. The Company will pay out 90 percent in March 2003 and the remaining 10 percent upon the completion and filing of the Company's 2002 federal tax return.

NOTE 4.  CAPITAL TRANSACTIONS
-----------------------------

         In 1998, the Board of Directors approved that, effective January 1, 1998, 50 percent of all Directors' fees be used to purchase Company common stock from the Company. However, effective March 1, 1999, the directors may purchase the Company's common stock in the open market, rather than from the Company. During 1999, the Directors bought directly from the Company 5,816 shares.

         On July 14, 1999, the Board of Directors announced a tender offer to purchase up to 1,100,000 shares of its common stock for cash at a price equal to $1.63 per share. A total of 1,080,569 shares were tendered for a total cost, including related expenses of approximately $71,500, of $1,832,831. Of these shares, 1,075,269 were tendered by one shareholder, which tendered all of its holdings.

         On January 27, 2000, the Company placed privately, with an unaffiliated investor, for $3 million in cash, a one-year, 12 percent note with one-year warrants to purchase 25,263 shares of the Company's common stock at $11.8750 per share. Unless the note was prepaid, six months after its issuance, the investor would have received additional one-year warrants to purchase an additional $300,000 worth of the Company's common stock at the then-current market price. During March 2000, with part of the proceeds from the sale of SciQuest.com stock, the Company prepaid the Note. The Company incurred total interest costs of $146,141: $36,500 in interest paid on the note and $109,641 on warrants. The warrants expired unexercised.

         On July 8, 2002, the Company filed a final prospectus under Rule 497 of the Securities Act of 1933 with the SEC for the issuance of transferable rights to its shareholders. The rights allowed the shareholders to subscribe for a maximum of 2,954,743 new shares of the Company's common stock, of which 2,634,614 new shares were subscribed for pursuant to the rights offering. The actual amount of gross proceeds raised upon completion of the offer was $5,927,882; net proceeds were $5,643,470, after expenses of $284,412. The Company intends to invest, under normal circumstances, directly or indirectly, the net proceeds of the offer in accordance with its investment objectives and policies, within the 12 months following the receipt of such proceeds, depending on the available investment opportunities for the types of investments in which the Company principally invests.

         Since 1998, the Company has repurchased a total of 1,859,047 of its shares for a total of $3,496,388, including commissions and expenses, at an average price of $1.88 per share. These treasury shares were reduced by the purchases made by the Directors. On July 23, 2002, because of the Company's strategic decision to invest in tiny technology, the Board of Directors reaffirmed its commitment not be authorize the purchase of additional shares of stock in the foreseeable future.

         On December 14, 2000, the Company declared a deemed dividend of $1.78 per share for a total of $16,253,987, and in 2001, the Company paid federal income taxes on behalf of shareholders of $0.62 per share for a total of $5,688,896. The Company paid the tax at the corporate rate on the distribution, and the shareholders received a tax credit equal to their proportionate share of the tax paid.

         On January 22, 2002, the Company announced a deemed dividend of $0.0875 per share for a total of $775,620, and in 2002 the Company paid federal income taxes on behalf of shareholders of $0.030625 per share for a total of $271,467. The Company paid the tax at the corporate rate on the distribution, and the shareholders received a tax credit equal to their proportionate share of the tax paid.

         The net of the total deemed dividends declared in 2000 ($16,253,987) and 2001 ($775,620) and the taxes paid on behalf of shareholders in 2000 ($5,688,896) and 2001 ($271,467) is considered to be reinvested by the shareholders; therefore, during 2000 and 2001, additional paid in capital has increased by $10,565,091 and $504,153, respectively.

         The tax character of the 2000 and 2001 deemed dividends was long-term capital gain.

         As of December 31, 2002, there are no distributable earnings. The difference between the book basis and tax basis components of distributable earnings is attributed to Built-In Gains generated at the time of the Company's qualification as a RIC (see Note 6. "Income Taxes") and after tax earnings that are not required to be distributed.

NOTE 5.  EMPLOYEE BENEFITS
--------------------------

         On October 19, 1999, Charles E. Harris signed an Employment Agreement with the Company (disclosed in a Form 8-K filed on October 27, 1999) (the "Employment Agreement"), which superseded an employment agreement that was about to expire on December 31, 1999. The Employment Agreement shall terminate on December 31, 2004 ("Term") subject to either an earlier termination or an extension in accordance with the terms; on January 1, 2000 and on each day thereafter, the Term extends automatically by one day unless at any time the Company or Mr. Harris, by written notice, decides not to extend the Term, in which case the Term will expire five years from the date of the written notice.

         During the period of employment, Mr. Harris shall serve as the Chairman and Chief Executive Officer of the Company; be responsible for the general management of the affairs of the Company and all its subsidiaries, reporting directly to the Board of Directors of the Company; serve as a member of the Board for the period of which he is and shall from time to time be elected or reelected; and serve, if elected, as President of the Company and as an officer and director of any subsidiary or affiliate of the Company.

         Mr. Harris is to receive compensation under his Employment Agreement in the form of base salary of $208,315 for 2000, with automatic yearly adjustments to reflect inflation. In addition, the Board may increase such salary, and consequently decrease it, but not below the level provided for by the automatic adjustments described above. Mr. Harris is also entitled to participate in the Company's Profit-Sharing Plan as well as in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites, and emoluments for which salaried employees are eligible. Under the Employment Agreement, the Company is to furnish Mr. Harris with certain perquisites which include a company car, membership in certain clubs and up to a $5,000 annual reimbursement for personal, financial or tax advice.

         The Employment Agreement provides Mr. Harris with life insurance for the benefit of his designated beneficiaries in the amount of $2,000,000; provides reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the contract; provides Mr. Harris and his spouse with long-term care insurance; and disability insurance in the amount of 100 percent of his base salary. These benefits are for the term of the Employment Agreement.

         The Employment Agreement provides for the Company to adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris. Under the SERP, the Company will cause an amount equal to one-twelfth of Mr. Harris's current annual salary to be credited each month (a "Monthly Credit") to a special account maintained for this purpose on the books of the Company for the benefit of Mr. Harris (the "SERP Account"). The amounts credited to the SERP Account will be deemed invested or reinvested in such mutual funds or U.S. Government securities as determined by Mr. Harris. The SERP Account will be credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments. Mr. Harris' benefit under the SERP will equal the balance in the SERP Account and such benefit will always be 100 percent vested (i.e., not forfeitable). Mr. Harris will determine the form and timing of the distribution of the balance in the SERP Account; provided, however, in the event of the termination, the balance in the SERP Account will be distributed to Mr. Harris or his beneficiary, as the case may be, in a lump-sum payment within 30 days of such termination. The Company will establish a rabbi trust for the purpose of accumulating funds to satisfy the obligations incurred by the Company under the SERP. The restricted funds for the SERP Plan total $756,944 as of December 31, 2002. Mr. Harris' rights to benefits pursuant to this SERP will be no greater than those of a general creditor of the Company.

         The Employment Agreement provides severance pay in the event of termination without cause or by constructive discharge and also provides for certain death benefits payable to the surviving spouse equal to the executive's base salary for a period of two years.

         In addition, Mr. Harris is entitled to receive severance pay pursuant to the severance compensation agreement that he entered into with the Company, effective August 15, 1990. The severance compensation agreement provides that if, following a change in control of the Company, as defined in the agreement, such individual's employment is terminated by the Company without cause or by the executive within one year of such change in control, the individual shall be entitled to receive compensation in a lump sum payment equal to 2.99 times the individual's average annualized compensation and payment of other welfare benefits. If Mr. Harris' termination is without cause or is a constructive discharge, the amount payable under the Employment Agreement will be reduced by the amounts paid pursuant to the severance compensation agreement.

         As of January 1, 1989, the Company adopted an employee benefits program covering substantially all employees of the Company under a 401(k) Plan and Trust Agreement. As of January 1, 1999, the Company adopted the Harris & Harris Pension Plan and Trust, a money purchase plan which would allow the Company to stay compliant with the 401(k) top-heavy regulations and deduction limitation regulations. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 which has increased the deduction limits for plans such as the 401(k) Plan. This Act eliminates the need for the Company to maintain two separate plans. Effective December 31, 2001, the Pension Plan merged into the 401(k) Plan, with the 401(k) Plan being the surviving plan. Contributions to the plan are at the discretion of the Company. During 2002, contributions to the plan that have been charged to salaries and benefits totaled approximately $51,500.

         On June 30, 1994, the Company adopted a plan to provide medical and health insurance for retirees, their spouses and dependents who, at the time of their retirement, have ten years of service with the Company and have attained 50 years of age or have attained 45 years of age and have 15 years of service with the Company. On February 10, 1997, the Company amended this plan to include employees who "have seven full years of service and have attained 58 years of age." The coverage is secondary to any government provided or subsequent employer provided health insurance plans. Based upon actuarial estimates, the Company provided an original reserve of $176,520 that was charged to operations for the period ending June 30, 1994. As of December 31, 2002 the Company had a reserve of $446,302 for the plan.

NOTE 6.  INCOME TAXES
---------------------

         The Company elected Sub-Chapter M status for the year ended December 31, 1999. On February 23, 1999, the Company declared a cash dividend of $0.35 per share (for a total of $3,647,017), thereby distributing part of the long-term capital gain generated in 1999 by the sale of NBX Corporation to 3Com Corporation. Approximately $143,261 of the long-term capital gain for 1999 was not distributed during 1999. Accordingly, on September 20, 2000, the Company declared a $0.02 dividend (for a total of $184,817). For the year ended December 31, 1999, the Company incurred approximately $20,000 in excise taxes.

         Provided that a proper election is made, a corporation taxable under Sub-Chapter C of the Internal Revenue Code (a "C Corporation") that elects to qualify as a RIC continues to be taxable as a C Corporation on any gains realized within 10 years of its qualification as a RIC (the "Inclusion Period") from sales of assets that were held by the corporation on the effective date of the RIC election ("C Corporation Assets") to the extent of any gain built into the assets on such date ("Built-In Gain"). (If the corporation fails to make a proper election, it is taxable on its Built-In Gain as of the effective date of its RIC election.) The Company had Built-In Gains at the time of its qualification as a RIC and made the election to be taxed on any Built-In Gain realized during the Inclusion Period. Prior to 1999, the Company incurred ordinary and capital losses from its operations. After the Company's election of RIC status, those losses remained available to be carried forward to subsequent taxable years. The Company has previously used loss carryforwards to offset Built-In Gains. As of January 1, 2003, the Company had $501,640 of loss carryforwards remaining and $4,663,457 of unrealized Built-In Gains.

         Continued qualification as a RIC requires the Company to satisfy certain investment asset diversification requirements in future years. The Company's ability to satisfy those requirements may not be controllable by the Company. (See "Sub-Chapter M Status" contained in Item 1. "Business.") There can be no assurance that the Company will qualify as a RIC in subsequent years.

         To the extent that the Company retains capital gains, and declares a deemed dividend to shareholders, the dividend is taxable to the shareholders. The Company would pay tax, at the corporate rate, on the distribution, and the shareholders would receive a tax credit equal to their proportionate share of the tax paid. The Company took advantage of this rule for 2000 and 2001. The Company's financial statements for 2000 and 2001 include a tax liability of $5,709,884 and $290,748, respectively. The taxes paid by the Company's shareholders as a result of its deemed dividend declaration for 2000 ($5,688,896) and 2001 ($271,467) are reflected as a deduction to the additional paid-in capital in the Company's Consolidated Statement of Assets and Liabilities rather than an expense in the Consolidated Statement of Operations.

         The Company also realized short-term capital gains of approximately $2,111,865 in 2000, primarily on sales of shares of Alliance Pharmaceutical Corp. The Company offset the realized short-term gain with 2000 expenses and neither owed federal income taxes on the gain nor was required to distribute any portion of this gain to shareholders.

         In 2002, the Company realized long-term capital losses of $470,622 primarily from long-term capital gains of $1,008,653 from the Company's liquidation of its partnership interest in PHZ Capital Partners L.P. offset by losses on the sale of Schwoo, Inc. of $1,248,825 and on the liquidation of Informio, Inc. of $350,583. The Company also realized short-term capital gains of $732,936 primarily from the liquidation of its partnership interest in PHZ Capital Partners L.P. Realized short-term capital gains were reduced by realized long-term capital losses resulting in net realized short-term capital gains. The Company offset the net realized short-term gains with 2002 expenses and neither owed federal income taxes on the gain nor was required to distribute any portion of this gain to shareholders.

         For the years ended December 31, 2002, 2001 and 2000, the Company's income tax (benefit) expense was allocated as follows:

                                                                           2002             2001             2000
Investment operations                                           $            0      $          0   $            0
Realized income on investments                                         894,435           118,415          101,435
Decrease in unrealized appreciation on
   investments                                                        (695,126)          (90,464)        (153,304)
                                                               ---------------    ---------------  ---------------
Total income tax (benefit) expense                              $      199,309            27,951         (51,869)
                                                               ===============    ===============  ===============
         The above tax (benefit) expense consists of the following:


                                                                           2002             2001             2000

Current                                                         $      894,435   $       118,415  $       101,435
Deferred -- Federal                                                   (695,126)          (90,464)        (153,304)
                                                                ---------------   ---------------  ---------------
Total income tax (benefit) expense                              $      199,309   $        27,951  $      (51,869)
                                                                ===============   ===============  ===============

         The Company's net deferred tax liability at December 31, 2002 and 2001 consists of the following:

                                                                                   2002                      2001
Unrealized appreciation on investments                                   $     $844,918            $    1,540,044
Net operating and capital loss carryforward                                   (175,574)                 (175,574)
                                                                        ---------------           ---------------
Net deferred income tax liability                                        $      669,344            $    1,364,470
                                                                        ===============           ===============


NOTE 7.  COMMITMENTS AND CONTINGENCIES
--------------------------------------

         During 1993, the Company signed a ten-year lease with sublet provisions for office space. In 1995, this lease was amended to include additional office space. During 1999, the Company sublet this additional space to an unaffiliated party. Rent expense under this lease for the year ended December 31, 2002 was $178,561. Future minimum lease payments in 2003 are $101,946.

         The Company had $750,000 of funds in escrow as of December 31, 2002, in anticipation of closing an investment in NanoGram Devices Corporation. On February 3, 2003, the Company announced that it had invested in a convertible preferred security of Nanogram Devices Corporation.

NOTE 8.  ASSET ACCOUNT LINE OF CREDIT
-------------------------------------

         On November 19, 2001, the Company established an asset account line of credit of up to $12,700,000. The asset account line of credit is secured by the Company's government agency securities. Under the asset account line of credit, the Company may borrow up to 95 percent of the current value of its government agency securities. The Company's outstanding balance under the asset line of credit at December 31, 2001 and December 31, 2002 was $12,495,777 and $0, respectively. The asset line of credit bears interest at a rate of the Broker Call Rate plus 50 basis points.

NOTE 9.  SUBSEQUENT EVENTS
--------------------------

         On January 16, 2003, the Company received $786,492 as final payment in the liquidation of the Company's investment in PHZ Capital Partners L.P.

         On February 3, 2003, the Company announced that it had invested $750,000 in a convertible preferred security of Nanogram Devices Corporation. Nanogram Devices has developed and is commercializing specialized power sources for medical devices and other medical equipment based on its patented, laser-based nanomaterials synthesis technology.

         On March 20, 2003, in order to begin planning for eventual management succession, the Board of Directors voted to establish a mandatory retirement plan for individuals who are employed by the Company in a bona fide executive or high policy making position. There are currently two such individuals, the Chairman and CEO, and the President and COO. Under this plan, mandatory retirement will take place effective December 31 of the year in which the eligible individuals attain the age of 65. On an annual basis beginning in the year in which the designated individual attains the age of 65, a committee of the Board consisting of non-interested directors may determine to postpone the mandatory retirement date for that individual for one additional year for the benefit of the Company.

         Pursuant to applicable age discrimination laws, the Company is required to establish a pension benefit plan (the "Plan") for such individuals. The Company's Chairman and CEO has offered, for the benefit of the Company in connection with its establishment of the Plan, to waive certain of his existing benefit rights, which is expected to relieve the Company from having to provide for Plan expense for him. Plan expense to cover the President and COO's anticipated benefit under the Plan will total approximately a currently estimated $450,000, which will be unfunded and will be amortized over the fiscal periods through the year ended December 31, 2004.

----------------------------------------------------------------------------------------------------------------------------------
                                                           FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------

  Per share operating performance:

                                              Year Ended         Year Ended        Year Ended        Year Ended        Year Ended
                                             December 31,       December 31,      December 31,      December 31,      December 31,
                                                 2002              2001              2000               1999              1998
                                             ------------       ------------      ------------      ------------      ------------
Net asset value, beginning of period           $   2.75           $ 3.51            $  5.80           $   2.13          $   3.15

 Net operating income (loss)                     (0.19)           (0.06)               0.37             (1.04)            (0.26)
 Net realized gain (loss) on investments           0.24             0.14               2.09               0.93            (0.16)
 Net (decrease) increase in unrealized
     appreciation as a result of sales             0.13             0.45             (2.35)             (0.46)              0.11
 Net decrease (increase) in unrealized
     appreciation on investments held            (0.46)           (1.30)             (1.82)               4.58              0.05
 Net decrease as a result of cash dividend         0.00             0.00             (0.02)             (0.35)            (0.75)
 Net decrease as a result of deemed
     dividend                                      0.00           (0.03)             (0.62)               0.00              0.00
 Net increase (decrease) from capital
     stock transactions                          (0.10)             0.04               0.06               0.01            (0.01)

Net asset value, end of period*                $   2.37         $   2.75            $  3.51           $   5.80          $   2.13

Cash dividends paid per share                  $   0.00         $   0.00            $  0.02           $   0.35          $   0.75

Deemed dividend per share                      $   0.00         $ 0.0875            $  1.78           $   0.00          $   0.00

Market value per share, end of period          $   2.46         $   1.90            $2.4375           $  11.50          $   1.50


Total income tax liability per share           $   0.15         $   0.18            $  0.78           $   0.16          $   0.09


Ratio of expenses to average net assets            8.3%            3.45%             (6.21)%            34.08%             10.9%

Ratio of net operating gain (loss) to
average net assets                               (7.3)%          (1.75)%               52.7%           (3.50)%           (10.4)%


Investment return based on:
Stock price                                       40.5%          (22.1)%             (78.8)%            666.7%           (45.5)%
Net asset value                                 (13.8)%          (21.7)%             (39.5)%            188.7%            (8.3)%


Portfolio turnover                               46.00%           9.00 %             20.56 %            53.54%            19.71%


Net assets, end of period                  $ 27,256,046     $ 24,334,770         $31,833,475       $53,634,805       $22,556,709


Number of shares outstanding                 11,498,845        8,864,231           9,064,231         9,240,831        10,591,232



         *Reflects the decline in net asset value as a result of the $0.02 dividend paid in 2000.

 The accompanying notes are an integral part of this schedule.

 Consolidated Financial Statements and Supplementary Data

 HARRIS & HARRIS GROUP, INC. - 2001
 INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

         The following reports and consolidated financial schedules of Harris & Harris Group, Inc. are filed herewith and included in response to Item 8.

Documents                                                          Page
Report of Independent Public Accountants........................   A-53

Consolidated Financial Statements

Consolidated Statements of Assets and Liabilities
     as of December 31, 2001 and 2000...........................   A-54

Consolidated Statements of Operations for the
     years ended December 31, 2001, 2000 and 1999...............   A-55

Consolidated Statements of Cash Flows for the
     years ended December 31, 2001, 2000 and 1999...............   A-56

Consolidated Statements of Changes in Net Assets for the
     years ended December 31, 2001, 2000 and 1999...............   A-57

Consolidated Schedule of Investments as of December 31, 2001....   A-58

Footnote to Consolidated Schedule of Investments................   A-62

Notes to Consolidated Financial Statements......................   A-66

Selected Per Share Data and Ratios for the
     years ended December 31, 2001, 2000, 1999, 1998 and 1997...   A-76

         Schedules other than those listed above have been omitted because they are not applicable or the required information is presented in the consolidated financial statements and/or related notes.


------------------------------------------------------------------------------
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------------------------------------

To Harris & Harris Group, Inc.:

         We have audited the accompanying consolidated statements of assets and liabilities of Harris & Harris Group, Inc. (a New York corporation) as of December 31, 2001 and 2000, including the consolidated schedule of investments as of December 31, 2001, and the related consolidated statements of operations, cash flows and changes in net assets for each of the three years ended December 31, 2001, and the selected per share data and ratios for each of the five years ended December 31, 2001. These consolidated financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and selected per share data and ratios based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 and 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         As explained in Note 2, the consolidated financial statements include securities valued at $13,120,978 (53.92 percent of net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

         In our opinion, the consolidated financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Harris & Harris Group, Inc. as of December 31, 2001 and 2000, the results of their operations, their cash flows and the changes in their net assets for the three years ended December 31, 2001, and the selected per share data and ratios for each of the five years ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Arthur Andersen LLP
New York, New York
March 21, 2002

-------------------------------------------------------------------------------------------------------------------------
                                   CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------------------------

                                                         ASSETS
                                                                         December 31, 2001        December 31, 2000
Investments, at value (See accompanying
    consolidated schedule of investments and notes).................       $      38,930,705        $        42,568,559
Cash and cash equivalents...........................................                 135,135                    253,324
Restricted funds (Note 5)...........................................                 482,020                    265,183
Interest receivable.................................................                      82                     30,082
Prepaid expenses....................................................                  14,833                     82,615
Note receivable.....................................................                  10,487                     10,888
Other assets........................................................                 109,105                    132,772
Total assets........................................................             $39,682,367        $        43,343,423
                                                LIABILITIES & NET ASSETS
Accounts payable and accrued liabilities............................       $       1,039,350        $           771,763
Payable to broker for unsettled trade...............................                       0                    115,005
Bank loan payable (Note 8)..........................................              12,495,777                          0
Accrued profit sharing (Note 3).....................................                 178,282                  3,483,241
Deferred rent.......................................................                  14,650                     23,903
Current income tax liability (Note 6)...............................                 255,068                  5,751,566
Deferred income tax liability (Note 6)..............................               1,364,470                  1,364,470
Total liabilities...................................................              15,347,597                 11,509,948
Commitments and contingencies (Note 7)..............................
Net assets..........................................................       $      24,334,770        $        31,833,475
Net assets are comprised of:
Preferred stock, $0.10 par value,
    2,000,000 shares authorized; none issued........................       $               0                          0
Common stock, $0.01 par value, 25,000,000 shares authorized;
    10,692,971 issued at 12/31/01
    and at 12/31/00.................................................                 106,930                    106,930
Additional paid in capital (Note 4).................................              27,228,748                 26,724,595
Additional paid in capital - common stock warrants..................                 109,641                    109,641
Accumulated net realized gain (loss)................................                 618,606                    642,418
Accumulated unrealized appreciation of investments,
    net of deferred tax liability of $1,540,044
    at 12/31/01 and $1,630,506 at 12/31/00..........................               (323,624)                  7,317,422
Treasury stock, at cost (1,828,740 shares at
    12/31/01 and 1,628,740 at 12/31/00).............................             (3,405,531)                (3,067,531)
Net assets..........................................................       $      24,334,770        $        31,833,475
Shares outstanding..................................................               8,864,231                  9,064,231
Net asset value per outstanding share...............................       $            2.75        $              3.51

=================================================================================================================================
         The accompanying notes are an integral part of these consolidated financial statements.

-------------------------------------------------------------------------------------------------------------------------
                                         CONSOLIDATED STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------------------------------------------------

                                                       Year Ended December     Year Ended December     Year Ended December
                                                             31, 2001                31, 2000               31, 1999
Investment income:
    Interest from:
       Fixed-income securities...................        $         422,196       $          554,233     $         234,347
       Portfolio companies.......................                    9,616                   64,950                48,526
    Dividend income..............................                    1,000                    2,000                   900
    Other income.................................                   77,849                   65,867                 3,911
       Total investment income...................                  510,661                  687,050               287,684
Expenses:
    Profit-sharing (reversal) accrual
     (Note 3)....................................                (984,021)              (4,812,675)             8,110,908
    Salaries and benefits........................                1,045,063                1,036,737               834,700
    Professional fees............................                  261,582                  310,601               331,889
    Administration and operations................                  406,488                  385,608               319,167
    Rent.........................................                  166,312                  166,816               162,987
    Directors' fees and expenses.................                   90,047                  100,469               120,328
    Depreciation.................................                   26,901                   28,748                35,455
    Custodian fees...............................                   14,518                   14,355                 8,586
    Interest expense (Note 4)....................                    8,331                  146,141                     0
       Total expenses............................                1,035,221              (2,623,200)             9,924,020
    Operating income (loss)
     before income taxes.........................                (524,560)                3,310,250           (9,636,336)
    Income tax benefit (Note 6)..................                        0                        0                     0
Net operating income (loss)......................                (524,560)                3,310,250           (9,636,336)

Net realized gain (loss) from investments:
    Realized gain (loss) from investments........                1,394,781               19,065,267            10,976,714
       Total realized gain (loss)................                1,394,781               19,065,267            10,976,714
    Income tax expense (Note 6)..................                (118,415)                (101,435)           (2,361,044)
    Net realized gain (loss) from investments....                1,276,366               18,963,832             8,615,670
                                                           ---------------          ---------------       ---------------
Net realized income (loss).......................                  751,806               22,274,082           (1,020,666)
Net (decrease) increase in unrealized appreciation
     on investments:
    Increase as a result of
     investment sales............................                4,802,738                        0               704,801
    Decrease as a result of
     investment sales............................                (854,467)             (21,400,036)           (4,939,595)
    Increase on investments held.................                3,232,919               26,741,283            43,186,960
    Decrease on investments held.................             (14,912,698)             (43,275,840)           (2,477,193)
       Change in unrealized                                ---------------          ---------------       ---------------
       appreciation on investments...............              (7,731,508)             (37,934,593)            36,474,973
    Income tax benefit (Note 6)..................                   90,464                  153,304             1,627,074
    Net (decrease) increase in unrealized                  ---------------          ---------------       ---------------
     appreciation on investments.................              (7,641,044)             (37,781,289)            38,102,047
                                                           ---------------          ---------------       ---------------
Net (decrease) increase in net assets
     resulting from operations:
    Total........................................        $     (6,889,238)       $     (15,507,207)     $      37,081,381
                                                           ===============          ===============       ===============
    Per outstanding share........................        $          (0.78)       $           (1.71)     $            4.01
                                                           ===============          ===============       ===============

         The accompanying notes are an integral part of these consolidated financial statements.

=================================================================================================================================


-------------------------------------------------------------------------------------------------------------------------
                                         CONSOLIDATED STATEMENTS OF CASH FLOWS
-------------------------------------------------------------------------------------------------------------------------

                                                             Year Ended December     Year Ended December     Year Ended December
                                                                   31, 2001                31, 2000                31, 1999
Cash flows used in operating activities:
Net (decrease) increase in net assets
  resulting from operations...............................     $     (6,889,238)       $     (15,507,207)     $      37,081,381
Adjustments to reconcile net (decrease) increase
  in net assets resulting from operations to
  net cash used in operating activities:
  Net realized and unrealized loss (gain)
  on investments..........................................             5,950,398               18,869,326          (47,451,687)
  Deferred income taxes...................................                90,464                (153,304)               586,710
  Depreciation............................................                26,901                   28,748                35,455
  Other...................................................                 2,010                  109,641                     0
  Interest received in stock..............................                     0                 (27,009)                     0
Changes in assets and liabilities:........................
  Restricted funds........................................             (216,837)                (265,183)                     0
  Receivable from broker for unsettled trades.............                     0                        0               380,707
  Funds in escrow.........................................                     0                1,327,748           (1,327,748)
  Interest receivable.....................................                30,000                   14,107              (43,523)
  Prepaid expenses........................................                67,782                  (8,287)                16,321
  Notes receivable........................................                   401                        0                     0
  Other assets............................................                23,667                   18,384              (41,281)
  Accounts payable and accrued liabilities................               267,587                   71,197               195,448
  Payable to broker for unsettled trade...................             (115,005)                  115,005                     0
  Accrued profit sharing..................................           (3,304,959)              (5,951,226)             8,110,908
  Deferred rent...........................................               (9,253)                  (9,253)               (9,253)
  Current income tax liability............................           (5,496,498)                   62,670                     0
                                                                 ---------------          ---------------       ---------------
  Net cash used in operating activities...................           (9,572,580)              (1,304,643)           (2,466,562)
Cash provided by investing activities:
  Net (purchase) sale of short-term investments
    and  marketable securities............................          (10,263,667)             (14,480,590)               240,590
  Investment in private placements and loans..............           (1,818,826)              (6,417,500)           (4,077,001)
  Proceeds from sale of investments.......................             9,385,615               23,022,868            12,274,632
  Purchase of fixed assets................................               (6,508)                  (6,974)               (9,261)
                                                                 ---------------          ---------------       ---------------
  Net cash (used in) provided by investing activities.....           (2,703,386)                2,117,804             8,428,960
Cash flows used in financing activities:
  Payment of dividend.....................................                     0                (184,817)           (3,647,017)
  Purchase of treasury stock (Note 4).....................             (338,000)                (530,051)           (2,373,551)
  Proceeds from note payable..............................            12,495,777                3,000,000                     0
  Payment of note payable (Note 4)........................                     0              (3,000,000)                     0
  Proceeds from sale of stock (Note 4)....................                     0                        0                17,283
  Collection on notes receivable..........................                     0                   21,775                10,000
                                                                 ---------------          ---------------       ---------------
  Net cash provided by (used in) financing activities.....            12,157,777                (693,093)           (5,993,285)
Net increase (decrease) in cash and cash equivalents:            ---------------          ---------------       ---------------
  Cash and cash equivalents at beginning of the year......               253,324                  133,256               164,143
  Cash and cash equivalents at end of the year............               135,135                  253,324               133,256
                                                                 ---------------          ---------------       ---------------
  Net increase (decrease) in cash and cash equivalents         $       (118,189)       $          120,068     $        (30,887)
Supplemental disclosures of cash flow information:               ===============          ===============       ===============
  Income taxes paid.......................................     $       5,795,916       $          117,134     $         122,560
  Interest paid...........................................     $               0       $           36,500     $               0

         The accompanying notes are an integral part of these consolidated financial statements.



    ----------------------------------------------------------------------------------------------------------------------------
                                         CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
    ----------------------------------------------------------------------------------------------------------------------------

                                                              Year Ended December    Year Ended December    Year Ended December
                                                                    31, 2001               31, 2000               31, 1999
Changes in net assets from operations:

    Net operating income (loss)`.......................         $       (524,560)       $       3,310,250    $     (9,636,336)
    Net realized gain (loss) on investments............                 1,276,366              18,963,832            8,615,670
    Net (decrease) increase in unrealized appreciation
       on investments as a result of sales.............                 4,038,735            (21,246,732)          (2,607,720)
    Net (decrease) increase in unrealized appreciation on
     investments held..................................              (11,679,779)            (16,534,557)           40,709,767
                                                                  ---------------         ---------------      ---------------
Net (decrease) increase in net assets resulting from
     operations........................................               (6,889,238)            (15,507,207)           37,081,381

Changes in net assets from capital stock transactions:

    Payment of dividend................................                         0               (184,817)          (3,647,017)
    Purchase of treasury stock.........................                 (338,000)               (530,051)          (2,373,551)
    Proceeds from sale of stock .......................                         0                       0               17,283
    Deemed dividend shareholder tax credit.............                 (271,467)             (5,688,896)                    0
    Additional paid in capital warrants................                         0                 109,641                    0
                                                                  ---------------         ---------------      ---------------
Net decrease in net assets resulting from capital stock
     transactions......................................                 (609,467)             (6,294,123)          (6,003,285)
                                                                  ---------------         ---------------      ---------------
Net (decrease) increase in net assets..................               (7,498,705)            (21,801,330)           31,078,096
                                                                  ---------------         ---------------      ---------------
Net Assets:

    Beginning of the year..............................                31,833,475              53,634,805           22,556,709
                                                                  ---------------         ---------------      ---------------
    End of the year....................................         $      24,334,770       $      31,833,475    $      53,634,805
                                                                  ===============         ===============      ===============


         The accompanying notes are an integral part of these consolidated financial statements.

-------------------------------------------------------------------------------------------------------------------------
                             CONSOLIDATED STATEMENTS OF INVESTMENTS AS OF DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------------------
                                                                   Method of Valuation         Shares/                Value
                                                                           (3)                Principal

Investments in Unaffiliated Companies (10)(11)(12)
 -- 4.3% of total investments

Private Placement Portfolio (Illiquid)
 -- 4.3% of total investments

AlphaSimplex Group, LLC (1)(2) -- Investment advisory firm
   headed by Dr. Andrew W. Lo, holder
   of the Harris & Harris Group Chair at MIT..................    (D)                                    --      $            784

Exponential Business Development
   Company (1)(2)(5) Venture capital
   partnership focused on early
   stage companies
   Limited partnership interest...............................    (A)                                     -                25,000

Informio, Inc. (1)(2)(6)(7) -- Develops audio web portal
   technology -- 0.86% of fully diluted equity
   Series A Convertible Preferred Stock ......................    (D)                               229,364               151,380

Kriton Medical, Inc. (1)(2)(5)(6) -- Develops ventricular
   assist devices -- 1.83% of fully diluted equity
Series B Convertible Preferred Stock..........................    (A)                               476,191             1,000,001

Nantero, Inc. (1)(2)(4)(6) -- Develops a high density
   nonvolatile random access memory chip using nanotechnology
   -- 4.18% of fully diluted equity
Series A Convertible Preferred Stock..........................    (A)                               345,000               489,999

Total Private Placement Portfolio (cost: $2,019,601).......................................................      $      1,667,164

Total Investments in Unaffiliated Companies (cost: $2,019,601).............................................      $      1,667,164


---------------------------------------------------------------------------------------------------------------------------------

         The accompanying notes are an integral part of this consolidated schedule.


---------------------------------------------------------------------------------------------------------------------------------
 CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Method of Valuation         Shares/
                                                                           (3)                Principal               Value
                                                                   -------------------        ---------          -----------------
Investments in Non-Controlled Affiliated Companies (16)(19)
 -- 29.4% of total investments

Private Placement Portfolio (Illiquid)
 -- 29.4% of total investments

Experion Systems, Inc. (1)(2)(6)(8)
 -- Develops and sells
   software to credit unions
 -- 10.77% of fully diluted equity
   Convertible Preferred Stock................................    (D)                               197,500      $      1,100,000

NeuroMetrix, Inc. (1)(2)(5)(6)
 -- Develops and sells medical devices for monitoring
   neuromuscular disorders
 -- 13.40% of fully diluted equity
   Series A Convertible Preferred Stock.......................    (D)                               875,000
   Series B Convertible Preferred Stock.......................    (D)                               625,000
   Series C-2 Convertible Preferred Stock.....................    (D)                             1,148,100
   Series E Convertible Preferred Stock.......................    (D)                               266,665             6,708,225

PHZCapital Partners Limited
   Partnership (2)(9) -- Organizes
   and manages investment
   partnerships utilizing its
   proprietary algorithms -- 20.0%
   of fully diluted equity
   Limited partnership interest...............................    (D)                                     -             2,921,001

Questech Corporation (1)(2)(6) --
   Manufactures and markets
   proprietary metal decorative
   tiles -- 7.35% of fully diluted
   equity
   Common Stock...............................................    (B)                               646,954
   Warrants at $5.00 expiring 11/15/04........................    (B)                                 1,965
   Warrants at $1.50 expiring 11/16/05........................    (B)                                 1,250               724,588

Schwoo, Inc. (1)(2)(4) -- Develops software that automatically manages e-commerce security
   infrastructure -- 14.88% of fully diluted equity
   Series B Convertible Stock.................................    (D)                             2,306,194
   Convertible Bridge Loans...................................    (D)                           $   360,250
   Series B Convertible Preferred Warrants....................    (D)                               934,985                     0

Total Private Placement Portfolio (cost: $9,885,933).......................................................      $     11,453,814

Total Investments in Non-Controlled Affiliated Companies (cost: $9,885,933)................................      $     11,453,814

---------------------------------------------------------------------------------------------------------------------------------

         The accompanying notes are an integral part of this consolidated schedule.

---------------------------------------------------------------------------------------------------------------------------------
                                     CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Method of Valuation         Shares/
                                                                           (3)                Principal               Value
                                                                   -------------------        ---------          -----------------

U.S. Government and Agency
Obligations -- 66.3% of total
investments

   U.S. Treasury Bills -- due date 01/10/02...................    (K)                    $       12,615,000    $       12,614,495
   U.S. Treasury Bills -- due date 01/10/02...................    (K)                    $        2,000,000    $        1,999,260
   U.S. Treasury Bills -- due date 01/17/02...................    (K)                    $          894,000    $          893,374
   U.S. Treasury Bills -- due date 02/07/02...................    (K)                    $        3,150,000    $        3,144,897
   U.S. Treasury Bills -- due date 02/14/02...................    (K)                    $        1,700,000    $        1,696,651
   U.S. Treasury Bills -- due date 02/28/02...................    (K)                    $          580,000    $          578,422
   U.S. Treasury Bills -- due date 03/07/02...................    (K)                    $        1,030,000    $        1,026,869
   U.S. Treasury Bills -- due date 03/21/02...................    (K)                    $        3,870,000    $        3,855,759

Total Investments in U.S. Government (cost: $25,808,751)..................................................       $     25,809,727

Total Investments  -- 100% (cost: $37,714,285)............................................................       $     38,930,705

=================================================================================================================================

         The accompanying notes are an integral part of this consolidated schedule.


  ----------------------------------------------------------------------------
          CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2001
  ----------------------------------------------------------------------------


Notes to Consolidated Schedule of Investments

(1) Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

(2)      Legal restrictions on sale of investment.

(3) See Footnote to Schedule of Investments for a description of the Methods of Valuation A to L.

(4) Initial investment was made during 2001. The amounts shown on the schedule as cost represent the gross additions in 2001.

(5) No changes in valuation occurred in these investments during the 12 months ended December 31, 2001.

(6) These investments are development stage companies. A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations or it has commenced such operations but has not realized significant revenue from them.

(7)      Previously named iPacer Corporation.

(8)      Previously named MyPersonalAdvocate.com, Inc.

(9) Harris Partners I, L.P. owns a 20 percent limited partnership interest in PHZ Capital Partners L.P. The partners of Harris Partners I, L.P. are Harris & Harris Enterprises, Inc. (sole general partner) and Harris & Harris Group, Inc. (sole limited partner). Harris & Harris Enterprises, Inc. is a 100 percent owned subsidiary of Harris & Harris Group, Inc.

(10) Investments in unaffiliated companies consist of investments in which the Company owns less than five percent of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which the Company owns more than five percent but less than 25 percent of the portfolio company. Investments in controlled affiliated companies consist of investments in which the Company owns more than 25 percent of the portfolio company.

(11) The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $2,019,601. The gross unrealized depreciation based on the tax cost for these securities is $353,221. The gross unrealized appreciation based on the tax cost for these securities is $784.

(12) The percentage ownership of each portfolio company disclosed in the Consolidated Schedule of Investments expresses the potential common equity interest in each such portfolio. The calculated percentage represents the amount of the issuer's common stock the Company owns or can acquire as a percentage of the issuer's total outstanding common stock plus common shares reserved for issued and outstanding warrants, convertible securities and stock options.



         The accompanying notes are an integral part of this consolidated schedule.

 ----------------------------------------------------------------------------
                FOOTNOTE TO CONSOLIDATED SCHEDULE OF INVESTMENTS
 ----------------------------------------------------------------------------

ASSET VALUATION POLICY GUIDELINES

         The Company's investments can be classified into five broad categories for valuation purposes:

            1)    EQUITY-RELATED SECURITIES

            2) INVESTMENTS IN INTELLECTUAL PROPERTY OR PATENTS OR RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

            3)    LONG-TERM FIXED-INCOME SECURITIES

            4)    SHORT-TERM FIXED-INCOME INVESTMENTS

            5)    ALL OTHER INVESTMENTS

         The Investment Company Act of 1940 (the "1940 Act") requires periodic valuation of each investment in the Company's portfolio to determine net asset value of the Company. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

         The Company's Board of Directors is responsible for 1) determining overall valuation guidelines and 2) ensuring the valuation of investments within the prescribed guidelines.

         The Company's Investment and Valuation Committee is responsible for reviewing and approving the valuation of the Company's assets within the guidelines established by the Board of Directors.

         Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the assets of the Company, external measures of value, such as public markets or third-party transactions, are utilized whenever possible. Valuation is not based on long-term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

         Valuation assumes that, in the ordinary course of its business, the Company will eventually sell its investment.

         The Company's valuation policy with respect to the five broad investment categories is as follows:

EQUITY-RELATED SECURITIES

         Equity-related securities are carried at fair value using one or more of the following basic methods of valuation:

         A. Cost: The cost method is based on the original cost to the Company. This method is generally used in the early stages of a company's development until significant positive or negative events occur subsequent to the date of the original investment that dictate a change to another valuation method. Some examples of such events are: (1) a major recapitalization; (2) a major refinancing; (3) a significant third-party transaction; (4) the development of a meaningful public market for the company's common stock; (5) significant positive or negative changes in the company's business.

         B. Private Market: The private market method uses actual third-party transactions in the company's securities as a basis for valuation, using actual, executed, historical transactions in the company's securities by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         C. Public Market: The public market method is used when there is an established public market for the class of the company's securities held by the Company. The Company discounts market value for securities that are subject to significant legal, contractual or practical restrictions. Other securities, for which market quotations are readily available, are carried at market value as of the time of valuation.

         Market value for securities traded on securities exchanges or on the Nasdaq National Market is the last reported sales price on the day of valuation. For other securities traded in the over-the-counter market and listed securities for which no sale was reported on that day, market value is the mean of the closing bid price and asked price on that day.

         This method is the preferred method of valuation when there is an established public market for a company's securities, as that market provides the most objective basis for valuation.

         D. Analytical Method: The analytical method is generally used to value an investment position when there is no established public or private market in the company's securities or when the factual information available to the Company dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of the Company's Investment and Valuation Committee members, based on the data available to them. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the financial condition and operating results of the company, the long-term potential of the business of the company, the values of similar securities issued by companies in similar businesses, the proportion of the company's securities owned by the Company and the nature of any rights to require the company to register restricted securities under applicable securities laws.

INVESTMENTS IN INTELLECTUAL PROPERTY OR PATENTS OR RESEARCH AND
DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

         Such investments are carried at fair value using the following basic methods of valuation:

         E. Cost: The cost method is based on the original cost to the Company. Such method is generally used in the early stages of commercializing or developing intellectual property or patents or research and development in technology or product development until significant positive or adverse events occur subsequent to the date of the original investment that dictate a change to another valuation method.

         F. Private Market: The private market method uses actual third-party investments in intellectual property or patents or research and development in technology or product development as a basis for valuation, using actual executed historical transactions by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         G. Analytical Method: The analytical method is used to value an investment after analysis of the best available outside information where the factual information available to the Company dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of the Company's Investment and Valuation Committee members. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the results of research and development, product development progress, commercial prospects, term of patent and projected markets.

LONG-TERM FIXED-INCOME SECURITIES

         H. Fixed-Income Securities for which market quotations are readily available are carried at market value as of the time of valuation using the most recent bid quotations when available.

         Securities for which market quotations are not readily available are carried at fair value using one or more of the following basic methods of valuation:

         I. Fixed-Income Securities are valued by independent pricing services that provide market quotations based primarily on quotations from dealers and brokers, market transactions, and other sources.

         J. Other Fixed-Income Securities that are not readily marketable are valued at fair value by the Investment and Valuation Committee.

SHORT-TERM FIXED-INCOME INVESTMENTS

         K. Short-Term Fixed-Income Investments are valued at market value at the time of valuation. Short-term debt with remaining maturity of 60 days or less is valued at amortized cost.

ALL OTHER INVESTMENTS

         L. All Other Investments are reported at fair value as determined in good faith by the Investment and Valuation Committee.

         The reported values of securities for which market quotations are not readily available and for other assets reflect the Investment and Valuation Committee's judgment of fair values as of the valuation date using the outlined basic methods of valuation. They do not necessarily represent an amount of money that would be realized if the securities had to be sold in an immediate liquidation. The Company makes many of its portfolio investments with the view of holding them for a number of years, and the reported value of such investments may be considered in terms of disposition over a period of time. Thus valuations as of any particular date are not necessarily indicative of amounts that may ultimately be realized as a result of future sales or other dispositions of investments held.






-------------------------------------------------------------------------------
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


NOTE 1.  THE COMPANY
--------------------

         Harris & Harris Group, Inc. (the "Company") is a venture capital investment company operating as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). A BDC is a specialized type of investment company under the 1940 Act. The Company operates as an internally managed investment company whereby its officers and employees, under the general supervision of its Board of Directors, conduct its operations.

         The Company elected to become a BDC on July 26, 1995, after receiving the necessary approvals. From September 30, 1992 until the election of BDC status, the Company operated as a closed-end, non-diversified, investment company under the 1940 Act. Upon commencement of operations as an investment company, the Company revalued all of its assets and liabilities at fair value as defined in the 1940 Act. Prior to such time, the Company was registered and filed under the reporting requirements of the Securities and Exchange Act of 1934 as an operating company and, while an operating company, operated directly and through subsidiaries.

         Harris & Harris Enterprises, Inc. ("Enterprises") is a 100 percent wholly owned subsidiary of the Company. Enterprises holds the lease for the office space, which it subleases to the Company and an unaffiliated party; operates a financial relations and consulting firm; is a partner in Harris Partners I, L.P. and is taxed as a C corporation. Harris Partners I, L.P. is a limited partnership and owns a 20 percent limited partnership interest in PHZ Capital Partners L.P. The partners of Harris Partners I, L.P. are Enterprises (sole general partner) and Harris & Harris Group, Inc. (sole limited partner).

         The Company filed for 1999 to elect treatment as a Regulated Investment Company ("RIC") under Sub-Chapter M of the Internal Revenue Code of 1986 (the "Code") and qualified for the same treatment for 2000 and 2001. There can be no assurance that the Company will qualify as a RIC in subsequent years or that if it does qualify, it will continue to qualify for subsequent years. In addition, even if the Company were to qualify as a RIC for a given year, the Company might take action in a subsequent year to ensure that it would be taxed in that subsequent year as a C Corporation, rather than as a RIC. As a RIC, the Company must, among other things, distribute at least 90 percent of its taxable net income and may either distribute or retain its realized net capital gains on investments.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

         The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

         Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for investment companies and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

         Cash and Cash Equivalents. Cash and cash equivalents include money market instruments with maturities of less than three months.

         Portfolio Investment Valuations. Investments are stated at "fair value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission. All assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors. (See "Asset Valuation Policy Guidelines" in the "Footnote to Consolidated Schedule of Investments.")

         Securities Transactions. Securities transactions are accounted for on the date the securities are purchased or sold (trade date); dividend income is recorded on the ex-dividend date; and interest income is accrued as earned. Realized gains and losses on investment transactions are determined on specific identification for financial reporting and tax reporting.

         Income Taxes. Prior to January 1, 1999, the Company recorded income taxes using the liability method in accordance with the provision of Statement of Financial Accounting Standards No. 109. Accordingly, deferred tax liabilities had been established to reflect temporary differences between the recognition of income and expenses for financial reporting and tax purposes, the most significant difference of which relates to the Company's unrealized appreciation on investments.

         The December 31, 2001 consolidated financial statements include a provision for deferred taxes on the remaining net built-in gains as of December 31, 1998, net of the unutilized operating and capital loss carryforwards incurred by the Company through December 31, 1998.

         These statements also reflect a tax liability on realized net long-term capital gains which the Company intends to retain for liquidity and to fund investment opportunities, rather than distribute to shareholders as a cash distribution. Accordingly, the Company declared a designated undistributed capital gain dividend for the year. (See "Note 6 Income Taxes" and Item 2. "Management's Discussion and Analysis of Financial Condition and Results of Operation -- Recent Developments -- Sub-Chapter M Status.")The Company pays federal, state and local income taxes on behalf of its wholly owned subsidiary, Harris & Harris Enterprises, which is a C corporation. (See "Note 6 Income Taxes.")

         Reclassifications. Certain reclassifications have been made to the December 31, 1998 and December 31, 1999 financial statements to conform to the December 31, 2000 presentation.

         Estimates by Management. The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of December 31, 2001 and 2000, and the reported amounts of revenues and expenses for the three years ended December 31, 2001. Actual results could differ from these estimates.

NOTE 3. EMPLOYEE PROFIT SHARING PLAN
------------------------------------

         On August 3, 1989, the shareholders of the Company approved the 1988 Long Term Incentive Compensation Plan. The Company's 1988 Plan was cancelled as of December 31, 1997, canceling all outstanding stock options and eliminating all potential stock option grants. As a substitution for the 1988 Stock Option Plan, the Company adopted an employee profit-sharing plan.

         As of January 1, 1998, the Company began implementing the Harris & Harris Group, Inc. Employee Profit Sharing Plan (the "1998 Plan") that provides for profit sharing equal to 20 percent of the net realized income of the Company as reflected on the Consolidated Statements of Operations for such year, less the nonqualifying gain, if any. The 1998 Plan was terminated by the Company as of December 31, 1999, subject to the payment of any amounts owed on the 1999 realized gains under the 1998 Plan.

         In March 2000, the Company paid out, under the 1998 Plan, 90 percent of the profit sharing in the amount of $1,024,696 on the 1999 realized gains; the remaining 10 percent or $113,855 was paid out in September 2000, upon the completion and filing of the Company's 1999 federal tax return.

         As of January 1, 2000, the Company implemented the Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "Plan") that provides for profit sharing equal to 20 percent of the net realized income of the Company as reflected on the Consolidated Statements of Operations of the Company for such year, less the nonqualifying gain, if any.

         Under the Plan, net realized income of the Company includes investment income, realized gains and losses, and operating expenses (including taxes paid or payable by the Company), but is calculated without regard to dividends paid or distributions made to shareholders, payments under the Plan, unrealized gains and losses, and loss carry-overs from other years ("Qualifying Income"). The portion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered non-qualifying gain, which reduces Qualifying Income.

         As soon as practicable following the year-end audit, the Board of Directors will determine whether, and if so how much, Qualifying Income exists for a plan year, and 90 percent of the Qualifying Income will be paid out to Plan participants pursuant to the distribution percentages set forth in the Plan. The remaining 10 percent will be paid out after the Company has filed its federal tax return for that year in which Qualifying Income exists. Currently, the distribution amounts for each officer and employee are as follows: Charles E. Harris, 13.790 percent; Mel P. Melsheimer, 4.233 percent; Helene B. Shavin, 1.524 percent; and Jacqueline M. Matthews, 0.453 percent. If a participant leaves the Company for other than cause, the amount earned will be accrued and may subsequently be paid to such participant.

         Notwithstanding any provisions of the Plan, in no event may the aggregate amount of all awards payable for any Plan year during which the Company remains a "business development company" within the meaning of 1940 Act be greater than 20 percent of the Company's "net income after taxes" within the meaning of Section 57(n)(1)(B) of the 1940 Act. In the event the awards exceed such amount, the awards will be reduced pro rata.

         The Plan may be modified, amended or terminated by the Company's Board of Directors at any time with the stipulation that no such modification, amendment or termination may adversely affect any participant that has not consented to such modification, amendment or termination. Nothing in this Plan shall preclude the Committee from, for any Plan Year subsequent to the current Plan Year, naming additional Participants in the Plan or changing the Award Percentage of any Full Participant or New Participant (subject to the overall percentage limitations contained herein).

         The Company calculates the Plan accrual at each quarter end based on the realized and unrealized gains at that date, net of operating expenses and income taxes for the year. Any adjustments to the Plan accrual are then reflected in the Consolidated Statements of Operations for that quarter. The Plan accrual is not paid out until the gains are realized. During 2000, the Company, as a result of a net decrease in the unrealized appreciation, decreased the profit-sharing accrual by $4,812,675 and paid out the 1999 profit sharing in the amount of $1,138,551, which decreased the cumulative accrual under the Plan to $3,483,241 at December 31, 2000.

         The amounts payable under the Plan of $2,320,939 for the gains realized during the year ended December 31, 2000 were paid out as follows: 90 percent in February 2001; the remaining 10 percent upon the completion and filing of the Company's 2000 federal tax return. Additionally, during 2001, the Company decreased the profit-sharing accrual by $984,021, bringing the cumulative accrual under the Plan to $178,282 at December 31, 2001.

         On April 26, 2000, the shareholders of the Company approved the performance goals under the Plan in accordance with Section 162(m) of the Code. The Code generally provides that a public company such as the Company may not deduct compensation paid to its chief executive officer or to any of its four most highly compensated officers to the extent that the compensation paid to any such officer/employee exceeds $1 million in any tax year, unless the payment is made upon the attainment of objective performance goals that are approved by the Company's shareholders.

NOTE 4.  CAPITAL TRANSACTIONS
-----------------------------

         In 1998, the Board of Directors approved that, effective January 1, 1998, 50 percent of all Directors' fees be used to purchase Company common stock from the Company. However, effective March 1, 1999, the directors may purchase the Company's common stock in the open market, rather than from the Company. During 1999, the Directors bought directly from the Company 5,816 shares.

         On July 14, 1999, the Board of Directors announced a tender offer to purchase up to 1,100,000 shares of its common stock for cash at a price equal to $1.63 per share. A total of 1,080,569 shares were tendered for a total cost, including related expenses of approximately $71,500, of $1,832,831. Of these shares, 1,075,269 were tendered by one shareholder, which tendered all of its holdings.

         On January 27, 2000, the Company placed privately, with an unaffiliated investor, for $3 million in cash, a one-year, 12 percent note with one-year warrants to purchase 25,263 shares of the Company's common stock at $11.8750 per share. Unless the note was prepaid, six months after its issuance, the investor would have received additional one-year warrants to purchase an additional $300,000 worth of the Company's common stock at the then-current market price. During March 2000, with part of the proceeds from the sale of SciQuest.com stock, the Company prepaid the Note. The Company incurred total interest costs of $146,141: $36,500 in interest paid on the note and $109,641 on warrants. The warrants expired unexercised.

         On October 12, 2000, the Company announced that the Board of Directors had authorized a repurchase program in the open market of up to $2 million of the Company's stock, at the discretion of management. As of December 31, 2001, the Company had repurchased a total of 376,600 shares in the open market, at approximately $2.30 per share, for a total of $868,051.

         Since 1998, the Company has repurchased a total of 1,859,047 of its shares for a total of $3,496,388, including commissions and expenses, at an average price of $1.88 per share. These treasury shares were reduced by the purchases made by the Directors.

         On December 14, 2000, the Company declared a deemed dividend of $1.78 per share for a total of $16,253,987, and in 2001, the Company paid federal income taxes on behalf of shareholders of $0.62 per share for a total of $5,688,896. The Company paid the tax at the corporate rate on the distribution, and the shareholders received a tax credit equal to their proportionate share of the tax paid.

         On January 22, 2002, the Company declared a deemed dividend of $0.0875 per share for a total of $775,620, and in 2002 the Company paid federal income taxes on behalf of shareholders of $0.030625 per share for a total of $271,467. The Company paid the tax at the corporate rate on the distribution, and the shareholders received a tax credit equal to their proportionate share of the tax paid.

         The net of the total deemed dividends declared in 2000 ($16,253,987) and 2001 ($775,620) and the taxes paid on behalf of shareholders in 2000 ($5,688,896) and 2001 ($271,467) is considered to be reinvested by the shareholders; therefore, during 2000 and 2001, additional paid in capital has increased by $10,565,091 and $504,153, respectively.

         The tax character of the 2001 deemed dividend is long-term capital gain.

         As of December 31, 2001, there are no distributable earnings. The difference between the book basis and tax basis components of distributable earnings is attributed to Built-In Gains generated at the time of the Company's qualification as a RIC (see Note 6. "Income Taxes") and after tax earnings that are not required to be distributed.

NOTE 5.  EMPLOYEE BENEFITS
--------------------------

         On October 19, 1999, Charles E. Harris signed an Employment Agreement with the Company (disclosed in a Form 8-K filed on October 27, 1999) (the "Employment Agreement"), which superseded an employment agreement that was about to expire on December 31, 1999. The Employment Agreement shall terminate on December 31, 2004 ("Term") subject to either an earlier termination or an extension in accordance with the terms; on January 1, 2000 and on each day thereafter, the Term extends automatically by one day unless at any time the Company or Mr. Harris, by written notice, decides not to extend the Term, in which case the Term will expire five years from the date of the written notice.

         During the period of employment, Mr. Harris shall serve as the Chairman and Chief Executive Officer of the Company; be responsible for the general management of the affairs of the Company and all its subsidiaries, reporting directly to the Board of Directors of the Company; serve as a member of the Board for the period of which he is and shall from time to time be elected or reelected; and serve, if elected, as President of the Company and as an officer and director of any subsidiary or affiliate of the Company.

         Mr. Harris is to receive compensation under his Employment Agreement in the form of base salary of $208,315 for 2000, with automatic yearly adjustments to reflect inflation. In addition, the Board may increase such salary, and consequently decrease it, but not below the level provided for by the automatic adjustments described above. Mr. Harris is also entitled to participate in the Company's Profit-Sharing Plan as well as in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites, and emoluments for which salaried employees are eligible. Under the Employment Agreement, the Company is to furnish Mr. Harris with certain perquisites which include a company car, membership in certain clubs and up to a $5,000 annual reimbursement for personal, financial or tax advice.

         The Employment Agreement provides Mr. Harris with life insurance for the benefit of his designated beneficiaries in the amount of $2,000,000; provides reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the contract; provides Mr. Harris and his spouse with long-term care insurance; and disability insurance in the amount of 100 percent of his base salary. These benefits are for the term of the Employment Agreement.

         The Employment Agreement provides for the Company to adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris. Under the SERP, the Company will cause an amount equal to one-twelfth of the Mr. Harris's current base salary to be credited each month (a "Monthly Credit") to a special account maintained for this purpose on the books of the Company for the benefit of Mr. Harris (the "SERP Account"). The amounts credited to the SERP Account will be deemed invested or reinvested in such mutual funds or U.S. Government securities as determined by Mr. Harris. The SERP Account will be credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments. Mr. Harris' benefit under the SERP will equal the balance in the SERP Account and such benefit will always be 100 percent vested (i.e., not forfeitable). Mr. Harris will determine the form and timing of the distribution of the balance in the SERP Account; provided, however, in the event of the termination, the balance in the SERP Account will be distributed to Mr. Harris or his beneficiary, as the case may be, in a lump-sum payment within 30 days of such termination. The Company will establish a rabbi trust for the purpose of accumulating funds to satisfy the obligations incurred by the Company under the SERP. The restricted funds for the SERP Plan total $482,020 as of December 31, 2001. Mr. Harris' rights to benefits pursuant to this SERP will be no greater than those of a general creditor of the Company.

         The Employment Agreement provides severance pay in the event of termination without cause or by constructive discharge and also provides for certain death benefits payable to the surviving spouse equal to the executive's base salary for a period of two years.

         In addition, Mr. Harris is entitled to receive severance pay pursuant to the severance compensation agreement that he entered into with the Company, effective August 15, 1990. The severance compensation agreement provides that if, following a change in control of the Company, as defined in the agreement, such individual's employment is terminated by the Company without cause or by the executive within one year of such change in control, the individual shall be entitled to receive compensation in a lump sum payment equal to 2.99 times the individual's average annualized compensation and payment of other welfare benefits. If Mr. Harris' termination is without cause or is a constructive discharge, the amount payable under the Employment Agreement will be reduced by the amounts paid pursuant to the severance compensation agreement.

         As of January 1, 1989, the Company adopted an employee benefits program covering substantially all employees of the Company under a 401(k) Plan and Trust Agreement. As of January 1, 1999, the Company adopted the Harris & Harris Pension Plan and Trust, a money purchase plan which would allow the Company to stay compliant with the 401(k) top-heavy regulations and deduction limitation regulations. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 which has increased the deduction limits for plans such as the 401(k) Plan. This Act eliminates the need for the Company to maintain two separate plans. Effective December 31, 2001, the Pension Plan merged into the 401(k) Plan, with the 401(k) Plan being the surviving plan. Contributions to the plan are at the discretion of the Company. During 2001, contributions to the plan that have been charged to salaries and benefits totaled approximately $40,000.

         On June 30, 1994, the Company adopted a plan to provide medical and health insurance for retirees, their spouses and dependents who, at the time of their retirement, have ten years of service with the Company and have attained 50 years of age or have attained 45 years of age and have 15 years of service with the Company. On February 10, 1997, the Company amended this plan to include employees who "have seven full years of service and have attained 58 years of age." The coverage is secondary to any government provided or subsequent employer provided health insurance plans. Based upon actuarial estimates, the Company provided an original reserve of $176,520 that was charged to operations for the period ending June 30, 1994. As of December 31, 2001 the Company had a reserve of $385,935 for the plan.

NOTE 6.  INCOME TAXES
---------------------

         On September 25, 1997, the Company's Board of Directors approved a proposal to seek qualification as a RIC under Sub-Chapter M of the Code. As a RIC, the Company annually must distribute at least 90 percent of its investment company taxable income as a dividend and may either distribute or retain its realized net capital gains from investments. To initially qualify as a RIC, among other requirements, the Company had to pay a dividend to shareholders equal to the Company's cumulative realized earnings and profits ("E&P"). On April 9, 1998, the Company declared a one-time cash dividend of $0.75 per share to meet this requirement (for a total of $8,019,728). The cash dividend was paid on May 12, 1998.

         The Company elected Sub-Chapter M status for the year ended December 31, 1999. On February 23, 1999, the Company declared a cash dividend of $0.35 per share (for a total of $3,647,017), thereby distributing part of the long-term capital gain generated in 1999 by the sale of NBX Corporation to 3Com Corporation. Approximately $143,261 of the long-term capital gain for 1999 was not distributed during 1999. Accordingly, on September 20, 2000, the Company declared a $0.02 dividend (for a total of $184,817). For the year ended December 31, 1999, the Company incurred approximately $20,000 in excise taxes.

         A corporation that elects to qualify as a RIC continues to be taxable as a C Corporation on any gains realized within 10 years of its qualification as a RIC from sales of assets that were held by the corporation on the effective date of the election ("C Corporation Assets") to the extent of any gain built into the assets on such date ("Built-In Gain"). The Company had Built-In Gains at the time of its qualification as a RIC. Prior to 1999, the Company incurred ordinary and capital losses from its operations. After the Company's election of RIC status, those losses remained available to be carried forward to subsequent taxable years. Recently issued Internal Revenue Service regulations (issued in temporary and proposed form) confirm that such losses may be used to offset realized Built-In Gains and, to the extent so used, to eliminate C Corporation taxation of such gains. Notwithstanding any such offset, however, the new regulations also provide that all realized Built-In Gains (calculated without regard to the offset, but net of any C Corporation tax imposed on the Built-In Gains after application of the offset) must be included in calculating a RIC's investment company taxable income or net capital gains, as the case may be, and therefore appear to require that such Built-In Gains must be distributed to avoid Sub-Chapter M taxation of such investment company taxable income or net capital gains (and, in the case of any Built-In Gains that are includible in investment company taxable income, possible loss of RIC status). The Company has previously used loss carryforwards to offset Built-In Gains. As of January 1, 2002, the Company had $501,640 of loss carryforwards remaining and $4,663,457 of unrealized Built-In Gains.

         Continued qualification as a RIC requires the Company to satisfy certain portfolio diversification requirements in future years. The Company's ability to satisfy those requirements may not be controllable by the Company. (See Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operation -- Sub-Chapter M Status.") There can be no assurance that the Company will qualify as a RIC in subsequent years.

         To the extent that the Company retains capital gains, and declares a deemed dividend to shareholders, the dividend is taxable to the shareholders. The Company would pay tax, at the corporate rate, on the distribution, and the shareholders would receive a tax credit equal to their proportionate share of the tax paid. The Company took advantage of this rule for 2000 and 2001. Accordingly, the Company's financial statements for 2000 and 2001 include a tax liability of $5,709,884 and $290,748, respectively. The taxes paid by the Company's shareholders as a result of its deemed dividend declaration for 2000 ($5,688,896) and 2001 ($271,467) are reflected as a deduction to the additional paid-in capital in the Company's Consolidated Statement of Assets and Liabilities rather than an expense in the Consolidated Statement of Operations.

         The Company also realized short-term capital gains of approximately $2,111,865 in 2000, primarily on sales of shares of Alliance Pharmaceutical Corp. The Company offset the realized short-term gain with 2000 expenses and neither owed federal income taxes on the gain nor was required to distribute any portion of this gain to shareholders.

         For the years ended December 31, 2001, 2000 and 1999, the Company's income tax (benefit) expense was allocated as follows:


                                                     2001             2000                1999


Investment operations                           $       0        $       0          $         0
Realized loss on investments                      118,415          101,435            2,361,044
Decrease in unrealized
  appreciation on investments                     (90,464)        (153,304)          (1,627,074)
                                                ----------       ----------         ------------
Total income tax (benefit) expense              $  27,951        $ (51,869)         $   733,970
                                                ==========       ==========         ============


         The above tax (benefit) expense consists of the following:

                                                     2001             2000                1999

Current                                         $ 118,415        $ 101,435          $ 2,361,044
Deferred -- Federal                               (90,464)        (153,304)          (1,627,074)
                                                ----------       ----------         ------------
Total income tax (benefit) expense              $  27,951        $ (51,869)         $   733,970
                                                ==========       ==========         ============


         The Company's net deferred tax liability at December 31, 2001 and 2000 consists of the following:


                                                              2001              2000


Unrealized appreciation on investments               $   1,540,044      $  1,630,506
Net operating and capital loss carryforward               (175,574)         (266,036)
                                                     --------------     -------------

Net deferred income tax liability                    $   1,364,470      $  1,364,470
                                                     ==============     =============


NOTE 7.  COMMITMENTS AND CONTINGENCIES
--------------------------------------

         During 1993, the Company signed a ten-year lease with sublet provisions for office space. In 1995, this lease was amended to include additional office space. During 1999, the Company sublet this additional space to an unaffiliated party. Rent expense under this lease for the year ended December 31, 2001 was $178,561. Future minimum lease payments in each of the following years are: 2002 -- $178,561; 2003 -- $101,946.

         The Company had a total of $1,475,276 of funds in escrow as of December 31, 1999 as a result of the sale of NBX Corporation to 3Com Corporation. These funds were in a one-year interest-bearing escrow account for the benefit of the Company, subject to any 3Com Corporation warranty claims associated with its acquisition of NBX Corporation. The Company set up a reserve of 10 percent for any potential claims, therefore the funds in escrow reflected $1,327,748 net of the reserve of $147,528. The Company received the full escrow monies including interest of $65,860 for a total of $1,541,136 on March 6, 2000, and accordingly realized the $147,528 in 2000.

NOTE 8.  ASSET ACCOUNT LINE OF CREDIT
-------------------------------------

         On November 19, 2001, the Company established an asset account line of credit of up to $12,700,000. The asset account line of credit is secured by the Company's government agency securities. Under the asset account line of credit, the Company may borrow up to 95 percent of the current value of its government agency securities. The Company's outstanding balance under the asset line of credit at December 31, 2001 was $12,495,777. The asset line of credit bears interest at a rate of the Broker Call Rate plus 50 basis points. On January 3, 2002, the Company repaid the entire outstanding balance under the asset line of credit.

NOTE 9.  SUBSEQUENT EVENTS
--------------------------

         On January 3, 2002, the Company paid the balance due on the credit line of $12,495,777.

         On January 29, 2002, the Company invested an additional $100,000 in Series B preferred stock of Experion Systems, Inc.

         On February 12, 2002, the Company announced that it had purchased for $700,000 a Series A preferred stock which represented an approximate 15 percent fully diluted equity interest in Nanopharma Corp. Nanopharma is a privately held company spun off from Massachusetts General Hospital. Nanopharma, which is based in Massachusetts, is a research company founded to develop advanced drug delivery systems based on patented technology.

         On February 20, 2002, Schwoo, Inc. filed for Chapter 7 bankruptcy. The Company wrote off its investment in Schwoo in 2001.

         On March 7, 2002, the Company invested approximately $625,000 in Series A-1 preferred stock of a privately held company engaged in the production of nanoscale components based on patented technology. Under certain conditions, the Company will be obligated to invest an additional $375,000 in the Series A-1 preferred.

         On March 8, 2002, the Company invested $1,000,000 in Series D preferred stock of privately held NEO Photonics Corporation. NEO Photonics has developed patented technology that enables the manufacture of unique nanoscale optical compositions for the telecommunications industry.

         On March 8, 2002, the Company announced that its Board of Directors has expanded its size from eight to nine and has elected Kelly S. Kirkpatrick, a consulting materials scientist, as a member of its board of directors.

         On March 22, 2002, the Company announced that its Board of Directors has expanded its size from nine to ten and has elected Lori D. Pressman, a business consultant, as a member of its board of directors.

------------------------------------------------------------------------------
                      SELECTED PER SHARE DATA AND RATIOS
------------------------------------------------------------------------------

Per share operating performance:


                                              Year Ended      Year Ended        Year Ended      Year Ended       Year Ended
                                             December 31,    December 31,      December 31,    December 31,     December 31,
                                                    2001            2000              1999            1998             1997
                                             ------------    -----------       ------------    -----------      ------------


Net asset value, beginning of period          $      3.51   $       5.80       $       2.13    $       3.15    $       3.44

    Net operating income (loss)                     (0.06)          0.37              (1.04)          (0.26)          (0.14)
    Net realized gain (loss) on investments          0.14           2.09               0.93           (0.16)          (0.19)
    Net (decrease) increase in unrealized
      appreciation as a result of sales              0.45          (2.35)             (0.46)           0.11           (0.17)
    Net decrease (increase) in unrealized
      appreciation on investments held              (1.30)         (1.82)              4.58            0.05            0.26
    Net decrease as a result of cash
      dividend                                       0.00          (0.02)             (0.35)          (0.75)           0.0
    Net decrease as a result of deemed
      dividend                                      (0.03)         (0.62)              0.00            0.00            0.00
    Net increase (decrease) from capital
      stock transactions                             0.04           0.06               0.01           (0.01)          (0.05)
                                              -----------   ------------       ------------    ------------    ------------
Net asset value, end of period*               $      2.75   $       3.51       $       5.80    $       2.13    $       3.15
                                              ===========   ============       ============    ============    ============

Cash dividends paid per share                 $      0.00   $       0.02       $       0.35    $       0.75    $       0.00

Deemed dividend per share                     $    0.0875   $       1.78       $       0.00    $       0.00    $       0.00

Market value per share, end of period         $      1.90   $     2.4375       $      11.50    $       1.50    $       3.50

Total income tax liability per share          $      0.18   $       0.78       $       0.16    $       0.09    $       0.06

Ratio of expenses to average net assets              3.45%         (6.21)%            34.08%          10.9%             9.1%

Ratio of net operating gain (loss) to
average net assets                                  (1.75)%         52.7%             (3.50)%        (10.4)%           (4.5)%

Investment return based on:
Stock price                                         (22.1)%        (78.8)%            666.7%          (45.5)%          (6.7)%
Net asset value                                     (21.7)%        (39.5)%            188.7%           (8.3)%          (8.4)%

Portfolio turnover                                   9.00%         20.56%             53.54%          19.71%           77.2%

Net assets, end of period                    $ 24,334,770   $ 31,833,475       $ 53,634,805    $ 22,556,709    $ 33,654,934

Number of shares outstanding                    8,864,231      9,064,231          9,240,831      10,591,232      10,692,971



*   Reflects the decline in net asset value as a result of the $0.02 dividend paid in 2000, the $0.35 dividend paid in 1999 and the $0.75 dividend paid in 1998.



         The accompanying notes are an integral part of this schedule.


-----------------------------------------------------------------------------------------------------------------------------
                                      CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
                                                            ASSETS

                                                                                   March 31, 2004          December 31, 2003
                                                                                     (Unaudited)               (Audited)


Investments, at value (Cost: $54,634,386 at 3/31/04,
     $44,603,778 at 12/31/03).............................................            $  53,041,457            $  42,227,062
Cash and cash equivalents.................................................                  389,811                  425,574
Restricted funds (Note 5).................................................                1,330,645                1,212,078
Interest receivable.......................................................                   20,565                      450
Income tax receivable.....................................................                   11,035                   17,375
Prepaid expenses..........................................................                   79,165                    6,841
Other assets, net of reserve of $255,486 at 3/31/04.......................                  232,903                  225,748
                                                                                      -------------            -------------
Total assets..............................................................            $  55,105,581            $  44,115,128
                                                                                      =============            =============

                                                   LIABILITIES & NET ASSETS

Accounts payable and accrued liabilities..................................            $   2,311,831            $   2,723,398
Payable to broker for unsettled trade.....................................               10,583,080                        0
Deferred rent.............................................................                   38,073                   39,648
Deferred income tax liability (Note 6)....................................                  669,344                  669,344
                                                                                      -------------            -------------
Total liabilities.........................................................               13,602,328                3,432,390
                                                                                      -------------            -------------
Net assets................................................................            $  41,503,253            $  40,682,738
                                                                                      =============            =============

Net assets are comprised of:
Preferred stock, $0.10 par value,
     2,000,000 shares authorized; none issued.............................            $           0            $           0
Common stock, $0.01 par value, 25,000,000 shares authorized;
     15,627,585 issued at 3/31/04 and 12/31/03............................                  156,276                  156,276
Additional paid in capital (Note 4).......................................               49,564,475               49,564,475
Accumulated net realized gain (loss)......................................               (2,374,119)              (2,410,847)
Accumulated unrealized appreciation of investments, net of
     deferred tax liability of $844,918 at 3/31/04 and 12/31/03...........               (2,437,848)              (3,221,635)
Treasury stock, at cost (1,828,740 shares at 3/31/04 and
     12/31/03)............................................................               (3,405,531)              (3,405,531)
                                                                                      --------------           --------------

Net assets................................................................            $  41,503,253            $  40,682,738
                                                                                      =============            =============

Shares outstanding........................................................               13,798,845               13,798,845
                                                                                      =============            =============

Net asset value per outstanding share.....................................            $        3.01            $        2.95
                                                                                      =============            =============



                          The accompanying notes are an integral part of this consolidated schedule.


----------------------------------------------------------------------------------------------------------------------------
                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                                         (Unaudited)
----------------------------------------------------------------------------------------------------------------------------

                                                                               Three Months Ended        Three Months Ended
                                                                                 March 31, 2004            March 31, 2003


Investment income:
      Interest from:
          Fixed income securities........................................        $     55,853              $     46,246
          Portfolio companies............................................                 683                         0
      Other income.......................................................                   0                    18,430
                                                                                 ------------              ------------
          Total investment income........................................              56,536                    64,676

Expenses:
      Salaries and benefits..............................................             470,075                   362,196
      Administration and operations......................................             159,299                    95,112
      Professional fees..................................................              79,061                    67,158
      Rent...............................................................              33,737                    47,877
      Directors' fees and expenses.......................................              52,446                    56,365
      Depreciation.......................................................               9,283                     9,980
      Custodian fees.....................................................               2,500                     2,187
      Interest expense (Note 4)..........................................                   0                     8,261
                                                                                 ------------              ------------
          Total expenses.................................................             806,401                   649,136
                                                                                 ------------              ------------
      Operating loss before income taxes.................................            (749,865)                 (584,460)
      Income tax provision (Note 6)......................................                   0                         0
                                                                                 ------------              ------------
Net operating loss.......................................................            (749,865)                 (584,460)

Net realized gain on investments:
      Realized gain on investments.......................................             793,389                       432
                                                                                 ------------              ------------
          Total realized gain............................................             793,389                       432
      Income tax provision (Note 6)......................................              (6,796)                   (2,973)
                                                                                 ------------              ------------
Net realized gain (loss) on investments..................................             786,593                    (2,541)
                                                                                 ------------              ------------
Net realized gain (loss).................................................              36,728                  (587,001)

Net decrease in unrealized appreciation on investments:
      Decrease as a result of investment sales...........................                   0                         0
      Increase as a result of investment sales...........................             915,118                         0
      Increase on investments held.......................................              40,258                   227,838
      Decrease on investments held.......................................            (171,589)                 (855,964)
                                                                                 ------------              ------------
          Change in unrealized appreciation on investments...............             783,787                  (628,126)
      Income tax provision (Note 6)......................................                   0                         0
                                                                                 ------------              ------------
      Net increase (decrease) in unrealized
          appreciation on investments....................................             783,787                  (628,126)
                                                                                 ------------              ------------

Net increase (decrease) in net assets resulting from operations:
      Total..............................................................        $    820,515              $ (1,215,127)
                                                                                 ============              ============

      Per outstanding share..............................................        $       0.06              $      (0.11)
                                                                                 ============              ============


                          The accompanying notes are an integral part of this consolidated schedule.



------------------------------------------------------------------------------------------------------------------------------
                                            CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                         (Unaudited)
------------------------------------------------------------------------------------------------------------------------------

                                                                               Three Months Ended          Three Months Ended
                                                                                 March 31, 2004              March 31, 2003


Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations..........        $     820,515             $    (1,215,127)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Net realized and unrealized gain on investments....................           (1,577,176)                    627,694
      Depreciation.......................................................                9,283                       9,980

Changes in assets and liabilities:
      Restricted funds...................................................             (118,567)                     (5,588)
      Receivable from portfolio company..................................                    0                     786,492
      Funds in escrow....................................................                    0                     750,000
      Interest receivable................................................              (20,115)                    (21,897)
      Current income tax receivable......................................                6,340                     (72,546)
      Prepaid expenses...................................................              (72,324)                     20,764
      Other assets.......................................................               (3,212)                     (2,072)
      Accounts payable and accrued liabilities...........................             (411,567)                     67,779
      Payable to broker for unsettled trade..............................           10,583,080                  (5,696,725)
      Accrued profit sharing.............................................                    0                     (13,710)
      Current income tax liability.......................................                    0                    (857,656)
      Deferred rent......................................................               (1,575)                     (2,313)
                                                                                 --------------            ----------------

      Net cash provided by (used in) operating activities................            9,214,682                  (5,624,925)

Cash flows from investing activities:
      Net purchase of short-term investments
          and marketable securities......................................           (4,520,645)                 (7,211,448)
      Proceeds from investments..........................................            2,506,588                      12,088
      Investment in private placements and loans.........................           (7,223,662)                   (750,000)
      Purchase of fixed assets...........................................              (12,726)                     (1,330)
                                                                                 --------------            ----------------
      Net cash used in investing activities..............................           (9,250,445)                 (7,950,690)

Cash flows from financing activities:
      Proceeds from bank loan payable....................................                    0                   7,724,207

      Net cash provided by financing activities..........................                    0                   7,724,207
                                                                                 --------------            ----------------
Net decrease in cash and cash equivalents:
      Cash and cash equivalents at beginning of the period...............              425,574                   5,967,356
      Cash and cash equivalents at end of the period.....................              389,811                     115,948
                                                                                 --------------            ----------------
      Net decrease in cash and cash equivalents..........................        $     (35,763)            $    (5,851,408)
                                                                                 ==============            ================

Supplemental disclosures of cash flow information:
      Income taxes paid..................................................        $           0             $       565,000


                           The accompanying notes are an integral part of this consolidated schedule.



----------------------------------------------------------------------------------------------------------------------------------
                                       CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                         (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

                                                                               Three Months Ended          Three Months Ended
                                                                                 March 31, 2004              March 31, 2003

Changes in net assets from operations:


        Net operating loss...............................................        $   (749,865)               $   (584,460)
        Net realized gain (loss) on investments..........................             786,593                      (2,541)
        Net increase in unrealized appreciation on investments as a
        result of sales..................................................             915,118                           0
        Net decrease in unrealized appreciation on investments held......            (131,331)                   (628,126)
                                                                                 -------------               -------------

        Net increase (decrease) in net assets resulting from operations..             820,515                  (1,215,127)

Net increase (decrease) in net assets....................................             820,515                  (1,215,127)
                                                                                 -------------               -------------
Net assets:

        Beginning of the period..........................................          40,682,738                  27,256,046
                                                                                 -------------               -------------
        End of the period................................................        $ 41,503,253                $ 26,040,919
                                                                                 =============               =============














                          The accompanying notes are an integral part of this consolidated schedule.



---------------------------------------------------------------------------------------------------------------------------
                                  CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004
                                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

                                                                                     Method of        Shares/
                                                                                   Valuation (3)     Principal       Value
                                                                                   -------------     ---------       -----


Investments in Unaffiliated Companies (8)(9)(10) - 17.6% of total investments
Private Placement Portfolio (Illiquid) - 17.6% of total investments

AlphaSimplex Group, LLC (2)(12) - Investment advisory firm
       headed by Dr. Andrew W. Lo, holder of the Harris & Harris
       Group Chair at MIT Limited Liability Company Interest..........................(B)               --            $ 125,000

Continuum Photonics, Inc. (1)(2)(6) - Develops optical networking components by merging cutting-edge materials, MEMS and
       electronics technologies - 4.00% of fully diluted equity
       Series B Convertible Preferred Stock...........................................(B)             2,000,000         776,119
       Series C Convertible Preferred Stock...........................................(B)             2,368,590         739,000
                                                                                                                      ---------
                                                                                                                      1,515,119
Exponential Business Development
       Company (1)(2)(5)(12) -
       Venture capital partnership focused on early stage companies
       Limited Partnership Interest...................................................(A)               --               25,000

Heartware, Inc. (1)(2)(5)(6) - Develops ventricular assist  devices -
       0% of fully diluted equity
       Series A-2 Non-Voting Preferred Stock..........................................(D)                47,620               0

Molecular Imprints, Inc. (1)(2)(4)(6) - Develops nanoimprint lithography capital equipment - 2.09% of fully diluted equity
       Series B Convertible Preferred Stock...........................................(A)             1,333,333       2,000,000

NanoGram Corporation (1)(2)(5)(6) - Develops a broad suite of intellectual property utilizing nanotechnology - 1.81%
       of fully diluted equity
       Series 1 Convertible Preferred Stock...........................................(A)                63,210          21,672

Nanosys, Inc. (1)(2)(5)(6) - Develops nanotechnology-enabled systems incorporating novel and patent-protected zero and one-dimensional nanometer-scale materials - 1.55% of fully diluted equity
       Series C Convertible Preferred Stock...........................................(A)               803,428       1,500,000

Nantero, Inc. (1)(2)(5)(6) - Develops a high density nonvolatile random access memory chip using nanotechnology - 3.35% of fully diluted equity
       Series A Convertible Preferred Stock...........................................(B)               345,070         538,309
       Series B Convertible Preferred Stock...........................................(B)               207,051         323,000
                                                                                                                      ---------
                                                                                                                        861,309
NeoPhotonics Corporation (1)(2)(6)(13) - Develops and manufactures planar optical devices and components using nanomaterials deposition technology -
       3.66% of fully diluted equity Common Stock.....................................(B)                56,250           8,438
       Series 1 Convertible Preferred Stock...........................................(A)             1,821,155       2,003,721
       Warrants at $0.15 expiring 3/12/11.............................................(B)               28,636              286
                                                                                                                     ----------
                                                                                                                      2,012,445
Optiva, Inc. (1)(2)(5)(6) - Develops and commercializes nanomaterials for advanced applications - 1.96% of fully diluted equity
       Series C Convertible Preferred Stock...........................................(B)             1,249,999       1,250,000
                                                                                                                      ---------

Total Unaffiliated Private Placement Portfolio (cost: $9,367,478)...........................................         $9,310,545
                                                                                                                     ----------
Total Investments in Unaffiliated Companies (cost: $9,367,478)..............................................         $9,310,545
                                                                                                                     ----------


                          The accompanying notes are an integral part of this consolidated schedule.



-------------------------------------------------------------------------------------------------------------------------------
                                  CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004
                                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                     Method of        Shares/
                                                                                   Valuation (3)     Principal        Value
                                                                                   -------------     ----------       -----


Investments in Non-Controlled Affiliated Companies (8)(9)(11) - 22.8% of total investments
Private Placement Portfolio (Illiquid) - 22.8% of total investments
Agile Materials & Technologies, Inc. (1)(2)(6) - Develops and sells variable integrated passive RF electronic equipment components -
    8.15% of fully diluted equity
       Series A Convertible Preferred Stock.............................................(D)           3,732,736      $ 110,700
       Convertible Bridge Note....(D)                                                                  $ 75,901         76,584
                                                                                                                     ----------
                                                                                                                       187,284
Chlorogen, Inc. (1)(2)(5)(6) - Develops patented chloroplast technology to produce plant-made proteins - 9.74% of fully diluted equity
       Series A Convertible Preferred Stock.............................................(A)           4,478,038        785,000
Experion Systems, Inc. (1)(2)(7) - Develops and sells
       software to credit unions - 12.49% of fully diluted equity
       Series A Convertible Preferred Stock.............................................(D)             294,118        262,406
       Series B Convertible Preferred Stock.............................................(D)              35,294         31,226
       Series C Convertible Preferred Stock.............................................(D)             222,184        417,706
       Series D Convertible Preferred Stock.............................................(D)              64,501        121,262
                                                                                                                     ---------
                                                                                                                       832,600
NanoOpto Corporation (1)(2)(6) -
       Develops high performance, integrated optical
       communications sub-components on a chip by utilizing
       patented nano-manufacturing technology - 7.28% of fully
       diluted equity
       Series A-1 Convertible Preferred Stock...........................................(B)             267,857         47,567
       Series B Convertible Preferred Stock.............................................(B)           1,733,664        737,500
                                                                                                                    -----------
                                                                                                                       785,067
Nanopharma Corp. (1)(2)(5)(6) - Develops advanced nanoscopic drug delivery vehicles and systems - 14.39% of fully diluted equity
       Series A Convertible Preferred Stock.............................................(A)             684,516        700,000
Nanotechnologies, Inc. (1)(2)(6) - Develops high-performance nanoscale materials for industry - 6.48% of fully diluted equity
       Series B Convertible Preferred Stock.............................................(B)           1,538,837      1,107,963
       Series C Convertible Preferred Stock.............................................(B)             235,720        169,718
                                                                                                                   ------------
                                                                                                                     1,277,681
NeuroMetrix, Inc. (1)(2) - Develops and sells medical devices for monitoring neuromuscular disorders - 12.42% of fully diluted equity
       Series A Convertible Preferred Stock.............................................(B)             875,000      1,312,500
       Series B Convertible Preferred Stock.............................................(B)             625,000        937,500
       Series C-2 Convertible Preferred Stock...........................................(B)           1,148,100      1,722,150
       Series E Convertible Preferred Stock.............................................(B)             499,996        749,994
       Series E-1 Convertible Preferred Stock...........................................(B)           1,402,187      2,103,282
                                                                                                                   ------------
                                                                                                                     6,825,426
Questech Corporation (1)(2)(5) - Manufactures and markets
       proprietary metal decorative tiles - 6.73% of fully diluted equity
       Common Stock.................................................................... (B)             646,954        724,588
       Warrants at $5.00 expiring 10/25/04..............................................(B)               1,966              0
       Warrants at $1.50 expiring 11/16/05..............................................(B)               1,250              0
       Warrants at $1.50 expiring 08/03/06..............................................(B)               8,500              0
       Warrants at $1.50 expiring 11/21/07..............................................(B)               3,750              0
       Warrants at $1.50 expiring 11/19/08..............................................(B)               5,000              0
                                                                                                                   ------------
                                                                                                                       724,588
Total Non-Controlled Private Placement Portfolio (cost: $13,624,364)........................................       $12,117,646
                                                                                                                   ------------
Total Investments in Non-Controlled Affiliated Companies (cost: $13,624,364)................................       $12,117,646
                                                                                                                   ------------
                          The accompanying notes are an integral part of this consolidated schedule.



-------------------------------------------------------------------------------------------------------------------------
                                  CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004
                                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------

                                                                            Method of          Shares/
                                                                          Valuation (3)        Principal           Value
                                                                          -------------        ---------           ------

U.S. Government and Agency Obligations - 59.6% of total investments


       U.S. Treasury Bills - due date 04/01/04 ................................(J)              $ 10,875,000       $ 10,875,000
       U.S. Treasury Bills - due date 04/08/04 ................................(J)                 1,800,000          1,799,640
       U.S. Treasury Bills - due date 04/29/04 ................................(J)                10,590,000         10,581,846
       U.S. Treasury Bills - due date 05/13/04 ................................(J)                 2,090,000          2,087,701
       U.S. Treasury Bills - due date 05/20/04 ................................(J)                 2,425,000          2,421,896
       U.S. Treasury Notes - due date 05/15/08, coupon 2.625% .................(H)                 1,850,000          1,861,563
       U.S. Treasury Notes - due date 03/15/09, coupon 2.625% .................(H)                 2,000,000          1,985,620
                                                                                                                    ------------

Total Investments in U.S. Government and Agency Obligations (cost: $31,642,544)............................         $31,613,266
                                                                                                                    ------------
Total Investments - 100% (cost: $54,634,386)...............................................................         $53,041,457
                                                                                                                    ------------












                          The accompanying notes are an integral part of this consolidated schedule.


-------------------------------------------------------------------------------
           CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2004

-------------------------------------------------------------------------------

Notes to Consolidated Schedule of Investments

1. Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

2.   Legal restrictions on sale of investment.

3. See Footnote to Schedule of Investments for a description of the Asset Valuation Policy Guidelines.

4.   Initial investment was made during 2004.

5. No changes in valuation occurred in these investments during the three months ended March 31, 2004.

6. These investments are development stage companies. A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them.

7.   Previously named MyPersonalAdvocate.com, Inc.

8. Investments in unaffiliated companies consist of investments in which we own less than 5% of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own more than 5% but less than 25% of the portfolio company. Investments in controlled affiliated companies consist of investments in which we own more than 25% of the portfolio company.

9. The percentage ownership of each portfolio company disclosed in the Consolidated Schedule of Investments expresses the potential equity interest in each such portfolio company. The calculated percentage represents the amount of the issuer's equity securities we own or can acquire as a percentage of the issuer's total outstanding equity securities plus equity securities reserved for issued and outstanding warrants, convertible securities and all authorized stock options, both granted and ungranted.

10. The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $9,367,478. The gross unrealized appreciation based on the tax cost for these securities is $166,948. The gross unrealized depreciation based on the tax cost for these securities is $223,881.

11. The aggregate cost for federal income tax purposes of investments in non-controlled affiliated companies is $13,624,364. The gross unrealized appreciation based on the tax cost for these securities is $2,772,007. The gross unrealized depreciation based on the tax cost for these securities is $4,278,725.

12.  Non-registered investment company.

13. NeoPhotonics filed for bankruptcy on November 17, 2003. We sold our investment in the Series D Preferred Stock in January 2004. NeoPhotonics emerged from bankruptcy, as a newly reorganized company, after obtaining financing from us and other investors.


   The accompanying notes are an integral part of this consolidated schedule.

-------------------------------------------------------------------------------
                FOOTNOTE TO CONSOLIDATED SCHEDULE OF INVESTMENTS

-------------------------------------------------------------------------------


ASSET VALUATION POLICY GUIDELINES

         Our investments can be classified into five broad categories for valuation purposes:

     (a)  EQUITY-RELATED SECURITIES

     (b) INVESTMENTS IN INTELLECTUAL PROPERTY OR PATENTS OR RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

     (c)  LONG-TERM FIXED-INCOME SECURITIES

     (d)  SHORT-TERM FIXED-INCOME INVESTMENTS

     (e)  ALL OTHER INVESTMENTS

         The Investment Company Act of 1940 (the "1940 Act") requires periodic valuation of each investment in our portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

         Our Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

         Our Valuation Committee, comprised of at least three or more independent Board members, is responsible for reviewing and approving the valuation of our assets within the guidelines established by the Board of Directors.

         Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing our assets, external measures of value, such as public markets or third-party transactions, are utilized whenever possible. Valuation is not based on long-term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

         The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

         Our valuation policy with respect to the five broad investment categories is as follows:


EQUITY-RELATED SECURITIES

         Equity-related securities are carried at fair value using one or more of the following basic methods of valuation:

         A. Cost: The cost method is based on our original cost. This method is generally used in the early stages of a company's development until significant positive or negative events occur subs110equent to the date of the original investment that dictate a change to another valuation method. Some examples of these events are: (1) a major recapitalization; (2) a major refinancing; (3) a significant third-party transaction; (4) the development of a meaningful public market for the company's common stock; and (5) significant positive or negative changes in a company's business.

         B. Private Market: The private market method uses actual, executed, historical transactions in a company's securities by responsible third parties as a basis for valuation. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         C. Public Market: The public market method is used when there is an established public market for the class of the company's securities held by us. We discount market value for securities that are subject to significant legal and contractual restrictions. Other securities, for which market quotations are readily available, are carried at market value as of the time of valuation. Market value for securities traded on securities exchanges or on the Nasdaq National Market is the last reported sales price on the day of valuation. For other securities traded in the over-the-counter market and listed securities for which no sale was reported on that day, market value is the mean of the closing bid price and asked price on that day. This method is the preferred method of valuation when there is an established public market for a company's securities, as that market provides the most objective basis for valuation.

         D. Analytical Method: The analytical method is generally used to value an investment position when there is no established public or private market in the company's securities or when the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our Valuation Committee members, based on the data available to them. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the financial condition and operating results of the company, the long-term potential of the business of the company, the values of similar securities issued by companies in similar businesses, the proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws.


INVESTMENTS IN INTELLECTUAL PROPERTY OR PATENTS OR RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

         Such investments are carried at fair value using the following basic methods of valuation:

         E. Cost: The cost method is based on our original cost. This method is generally used in the early stages of commercializing or developing intellectual property or patents or research and development in technology or product development until significant positive or adverse events occur subsequent to the date of the original investment that dictate a change to another valuation method.

         F. Private Market: The private market method uses actual third-party investments in intellectual property or patents or research and development in technology or product development as a basis for valuation, using actual executed historical transactions by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         G. Analytical Method: The analytical method is used to value an investment after analysis of the best available outside information where the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our Valuation Committee members. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the results of research and development, product development progress, commercial prospects, term of patent, projected markets, and other subjective factors.

LONG-TERM FIXED-INCOME SECURITIES

         H. Fixed-Income Securities for which market quotations are readily available are carried at market value as of the time of valuation using the most recent bid quotations when available.

         I. Fixed-Income Securities for which market quotations are not readily available are carried at fair value using one or more of the following basic methods of valuation:

         Independent pricing services that provide quotations based primarily on quotations from dealers and brokers, market transactions, and other sources.

         Fair value as determined in good faith by the Valuation Committee.

SHORT-TERM FIXED-INCOME INVESTMENTS

         J. Short-Term Fixed-Income Investments are valued at market value at the time of valuation. Short-term debt with remaining maturity of 60 days or less is valued at amortized cost.

ALL OTHER INVESTMENTS

         K. All Other Investments are reported at fair value as determined in good faith by the Valuation Committee.

         The reported values of securities for which market quotations are not readily available and for other assets reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic methods of valuation. They do not necessarily represent an amount of money that would be realized if we had to sell the securities in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

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                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)
-------------------------------------------------------------------------------

NOTE 1.  THE COMPANY
--------------------

         Harris & Harris Group, Inc. (the "Company," "us," "our" and "we") is a venture capital company operating as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). We operate as an internally managed company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

         We elected to become a BDC on July 26, 1995, after receiving the necessary approvals. From September 30, 1992, until the election of BDC status, we operated as a closed-end, non-diversified investment company under the 1940 Act. Upon commencement of operations as an investment company, we revalued all of our assets and liabilities at fair value as defined in the 1940 Act. Prior to September 30, 1992, we were registered and filed under the reporting requirements of the Securities and Exchange Act of 1934 as an operating company and, while an operating company, operated directly and through subsidiaries.

         Harris & Harris Enterprises, Inc. ("Enterprises") is a 100% wholly owned subsidiary of the Company. Enterprises held a lease for office space until the lease expired on July 31, 2003, which office space it sublet to the Company and an unaffiliated party; is a partner in Harris Partners I, L.P., and is taxed as a C corporation. Harris Partners I, L.P., is a limited partnership and owned, until December 31, 2002, a 20% limited partnership interest in PHZ Capital Partners L.P. Currently, Harris Partners I, L.P. owns our interest in AlphaSimplex Group, LLC. The partners of Harris Partners I, L.P. are Enterprises (sole general partner) and Harris & Harris Group, Inc. (sole limited partner).

         We filed for the 1999 tax year to elect treatment as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and qualified for the same treatment for 2000-2002. There can be no assurance that we will qualify as a RIC for 2003 and subsequent years or that if we do qualify, we will continue to qualify for subsequent years. In addition, even if we were to qualify as a RIC for a given year, we might take action in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. As a RIC, we must, among other factors, distribute at least 90% of our investment company taxable income and may either distribute or retain our realized net capital gains on investments.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

         The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

         Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for investment companies and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

         Cash and Cash Equivalents. Cash and cash equivalents include money market instruments with maturities of less than three months.

         Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission. Value, as defined in Section 2(a)(41) of the 1940 Act, is
(i) the market price for those securities for which a market quotation is readily available and (ii) for all other assets is as determined in good faith by, or under the direction of, the Board of Directors. (See "Asset Valuation Policy Guidelines" in the "Footnote to Consolidated Schedule of Investments.")

         Securities Transactions. Securities transactions are accounted for on the date the securities are purchased or sold (trade date); dividend income is recorded on the ex-dividend date; and interest income is accrued as earned. Realized gains and losses on investment transactions are determined by specific identification for financial reporting and tax reporting.

         Income Taxes. Prior to January 1, 1999, we recorded income taxes using the liability method in accordance with the provision of Statement of Financial Accounting Standards No. 109. Accordingly, deferred tax liabilities had been established to reflect temporary differences between the recognition of income and expenses for financial reporting and tax purposes; the most significant such difference relates to our unrealized appreciation on investments.

         The March 31, 2004, consolidated financial statements include a provision for deferred taxes on the remaining net built-in gains as of December 31, 1998, net of the unutilized operating and capital loss carryforwards incurred by us through December 31, 1998.

         We pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, which is a C corporation. (See "Note 6. Income Taxes.")

         Estimates by Management. The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of March 31, 2004, and December 31, 2003, and the reported amounts of revenues and expenses for the three months ended March 31, 2004, and March 31, 2003. The most significant estimates relate to the fair valuations of investments. Actual results could differ from these estimates.

NOTE 3.  EMPLOYEE PROFIT SHARING PLAN
-------------------------------------

         As of January 1, 2003, we implemented the Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan, which we refer to as the 2002 Plan.

         The 2002 Plan (and its predecessor) provides for profiting sharing by our officers and employees equal to 20% of our "qualifying income" for that plan year. For the purposes of the 2002 Plan, qualifying income is defined as net realized income as reflected on our consolidated statements of operations for that year, less nonqualifying gains, if any.

         For purposes of the 2002 Plan, our net realized income includes investment income, realized gains and losses, and operating expenses (including taxes paid or payable by us), but is calculated without including dividends paid or distributions made to shareholders, payments under the Plan, unrealized gains and losses, and loss carry-overs from other years. The proportion of net after-tax realized gains attributable to asset values as of September 30, 1997, is considered nonqualifying gain, which reduces qualifying income.

         On October 15, 2002, our shareholders approved the performance goals under the 2002 Plan in accordance with Section 162(m) of the Code, effective as of January 1, 2003. The Code generally provides that a public company such as we may not deduct compensation paid to its chief executive officer or to any of its four most highly compensated officers to the extent that the compensation paid to the officer/employee exceeds $1,000,000 in any tax year, unless payment is made upon the attainment of objective performance goals that are approved by our shareholders.

         Under the 2002 Plan, our net realized income, which we refer to as qualifying income, includes investment income, realized qualifying gains and losses, and operating expenses (including taxes paid or payable by us), but is calculated without including dividends paid or loss carry-overs from other years. As soon as practicable following the year-end audit, the Audit Committee will determine whether, and if so how much, qualifying income exists for a plan year. Once determined, 90% of the qualifying income will be paid out to 2002 Plan participants pursuant to the distribution percentages set forth in the 2002 Plan. The remaining 10% will be paid out after we have filed our federal tax return for that plan year.

         Under the 2002 Plan, awards previously granted to four current Participants (Messrs. Harris and Melsheimer and Ms. Shavin and Matthews, herein referred to as the "grandfathered participants") will be reduced by 10% with respect to "Non-Tiny Technology Investments" (as defined in the 2002 Plan) and by 25% with respect to "Tiny Technology Investments" (as defined in the 2002
Plan) and will become permanent. These reduced awards are herein referred to as "grandfathered participations." The amount by which the awards are reduced will be allocable and reallocable each year by the Compensation Committee among current and new participants as awards under the 2002 Plan. The grandfathered participations will be honored by us whether or not the grandfathered participant is still employed by us or is still alive (in the event of death, the grandfathered participations will be paid to the grandfathered participant's estate), unless the grandfathered participant is dismissed for cause, in which case all awards, including the grandfathered participations, will be immediately cancelled and forfeited. With regard to new investments and follow-on investments made after the date on which the first new employee begins participating in the 2002 Plan, both current and new participants will be required to be employed by us at the end of a plan year in order to participate in profit-sharing on our investments with respect to that year.

         Notwithstanding any provisions of the 2002 Plan, in no event may the aggregate amount of all awards payable for any Plan Year during which we remain a "business development company" within the meaning of the 1940 Act be greater than 20% of our "net income after taxes" within the meaning of Section 57(n)(1)(B) of the 1940 Act. In the event the awards as calculated exceed that amount, the awards will be reduced pro rata.

         The 2002 Plan may be modified, amended or terminated by the Compensation Committee at any time. Notwithstanding the foregoing, the grandfathered participations may not be further modified. Nothing in the 2002 Plan will preclude the Compensation Committee from naming additional participants in the 2002 Plan or, except for grandfathered participations, changing the Award Percentage of any Participant (subject to the overall percentage limitations contained in the 2002 Plan). Currently, under the 2002 Plan, the distribution amounts for non-grandfathered investments for each officer and employee are: Charles E. Harris, 7.790%; Mel P. Melsheimer, 3.733%; Douglas W. Jamison, 3.5%; Daniel V. Leff, 3.0%; Helene B. Shavin, 1.524%; and Jacqueline M. Matthews, 0.453%, which together equal 20%. In one case, for a former employee who left other than due to termination for cause, any amount earned will be accrued and may subsequently be paid to the participant.

         The grandfathered participations are set forth below:


                                                           Grandfathered Participations
Name of Officer/Employee                       Non-Tiny Technology (%)          Tiny Technology (%)
------------------------                       -----------------------          -------------------

Charles E. Harris                                           12.41100                         10.34250
Mel P. Melsheimer                                            3.80970                          3.17475
Helene B. Shavin                                             1.37160                          1.14300
Jacqueline M. Matthews                                       0.40770                          0.33975
TOTAL                                                       18.00000                         15.00000



         Accordingly, an additional 2% of Qualifying Income with respect to grandfathered Non-Tiny Technology Investments, 5% of Qualifying Income with respect to grandfathered Tiny Technology Investments and the full 20% of Qualifying Income with respect to new investments are available for allocation and reallocation from year to year. Currently, Douglas W. Jamison and Daniel V. Leff are each allocated 0.80% of the Non-Tiny Technology Grandfathered Participations and 2% of the Tiny Technology Grandfathered Participations.

         During 2003, we made no accrual for profit sharing. At March 31, 2004, we have no accrual for profit sharing.

NOTE 4.  CAPITAL TRANSACTIONS
-----------------------------

         In 1998, the Board of Directors approved that effective January 1, 1998, 50% of all Directors' fees be used to purchase our common stock from us. However, effective March 1, 1999, the Board of Directors approved that Directors may purchase our common stock in the open market, rather than from us.

         Since 1998, we have repurchased a total of 1,859,047 of our shares for a total of $3,496,388, including commissions and expenses, at an average price of $1.88 per share. These treasury shares were reduced by the purchases made by the Directors. On July 23, 2002, because of our strategic decision to invest in tiny technology, the Board of Directors reaffirmed its commitment not to authorize the purchase of additional shares of stock in the foreseeable future.

         On July 8, 2002, we filed a final prospectus under Rule 497 of the Securities Act of 1933 with the SEC for the issuance of transferable rights to our shareholders. The rights allowed the shareholders to subscribe for a maximum of 2,954,743 new shares of our common stock, of which 2,634,614 new shares were subscribed for pursuant to the rights offering. The actual amount of gross proceeds raised upon completion of the offer was $5,927,882; net proceeds were $5,643,470, after expenses of $284,412. We have invested all of the net proceeds raised from the offering in accordance with our investment objectives and policies.

         On December 24, 2003, we filed a final prospectus under Rule 497 of the Securities Act of 1933 with the SEC for issuance of 2,000,000 shares of our common stock plus 300,000 additional shares if the underwriter exercised its over-allotment option. All of the 2,300,000 shares were sold. The actual amount of net proceeds raised upon completion of the offering was $17,296,000; net proceeds of the offering, less offering costs of $664,038, were $16,631,962. We intend to use the net proceeds of the offering, less offering costs, to make new investments in tiny technology as well as follow-on investments in our existing venture capital investments, and for working capital. From the completion of the offering through March 31, 2004, we have used $7,951,609 of the $16,631,962.

         On February 17, 2004, we filed a registration statement with the Securities and Exchange Commission on Form N-2 with respect to 3,000,000 shares of our Common Stock. After the effective date, the Common Stock may be sold at prices and on terms to be set forth in one or more supplements to the prospectus from time to time.

         As of December 31, 2003, there are no distributable earnings. The difference between the book basis and tax basis components of distributable earnings is primarily attributed to Built-In Gains generated at the time of our qualification as a RIC (see Note 6. "Income Taxes"), nondeductible deferred compensation and net operating losses.

         Beginning with the Consolidated Statements of Assets and Liabilities at December 31, 2003, additional paid-in capital and common stock warrants have been combined and are reported as additional paid-in capital. There have been no common stock warrants outstanding since March 2000.

NOTE 5.  EMPLOYEE BENEFITS
--------------------------

         On October 19, 1999, Charles E. Harris signed an Employment Agreement with us (disclosed in a Form 8-K filed on October 27, 1999) (the "Employment Agreement"), which superseded an employment agreement that was about to expire on December 31, 1999. The Employment Agreement shall terminate on December 31, 2004 ("Term") subject to either an earlier termination or an extension in accordance with the terms; on January 1, 2000 and on each day thereafter, the Term extends automatically by one day unless at any time we or Mr. Harris, by written notice, decide not to extend the Term, in which case the Term will expire five years from the date of the written notice.

         During the period of employment, Mr. Harris shall serve as our Chairman and Chief Executive Officer; be responsible for the general management of our affairs and all our subsidiaries, reporting directly to our Board of Directors; serve as a member of the Board for the period of which he is and shall from time to time be elected or reelected; and serve, if elected, as our President and as an officer and director of any subsidiary or affiliate of us.

         Mr. Harris is to receive compensation under his Employment Agreement in the form of base salary of $208,315 for 2000, with automatic yearly adjustments to reflect inflation. In addition, the Board may increase such salary, and consequently decrease it, but not below the level provided for by the automatic adjustments described above. Mr. Harris is also entitled to participate in our Profit-Sharing Plan as well as in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites, and emoluments for which salaried employees are eligible. Under the Employment Agreement, we will furnish Mr. Harris with certain perquisites which include a company car, membership in certain clubs and up to a $5,000 annual reimbursement for personal, financial or tax advice.

         The Employment Agreement provides Mr. Harris with life insurance for the benefit of his designated beneficiaries in the amount of $2,000,000; provides reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the contract; provides Mr. Harris and his spouse with long-term care insurance; and with disability insurance in the amount of 100% of his base salary. These benefits are for the term of the Employment Agreement.

         The Employment Agreement provides for us to adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris. Under the SERP, we will cause an amount equal to one-twelfth of Mr. Harris's current annual salary to be credited each month (a "Monthly Credit") to a special account maintained for this purpose on our books for the benefit of Mr. Harris (the "SERP Account"). The amounts credited to the SERP Account will be deemed invested or reinvested in such mutual funds or U.S. Government securities as determined by Mr. Harris. The SERP Account will be credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments. Mr. Harris's benefit under the SERP will equal the balance in the SERP Account and such benefit will always be 100% vested (i.e., not forfeitable). Mr. Harris will determine the form and timing of the distribution of the balance in the SERP Account; provided, however, in the event of the termination of his employment, the balance in the SERP Account will be distributed to Mr. Harris or his beneficiary, as the case may be, in a lump-sum payment within 30 days of such termination. We will establish a rabbi trust for the purpose of accumulating funds to satisfy the obligations incurred by us under the SERP. The restricted funds for the SERP Plan total $1,330,645 at March 31, 2004. Mr. Harris's rights to benefits pursuant to this SERP will be no greater than those of a general creditor of us.

         The Employment Agreement provides severance pay in the event of termination without cause or by constructive discharge and also provides for certain death benefits payable to the surviving spouse equal to the executive's base salary for a period of two years.

         In addition, Mr. Harris is entitled to receive severance pay pursuant to the severance compensation agreement that he entered into with us, effective August 15, 1990. The severance compensation agreement provides that if, following a change in our control, as defined in the agreement, such individual's employment is terminated by us without cause or by the executive within one year of such change in control, the individual shall be entitled to receive compensation in a lump sum payment equal to 2.99 times the individual's average annualized compensation and payment of other welfare benefits. If Mr. Harris's termination is without cause or is a constructive discharge, the amount payable under the Employment Agreement will be reduced by the amounts paid pursuant to the severance compensation agreement.

         As of January 1, 1989, we adopted an employee benefits program covering substantially all of our employees under a 401(k) Plan and Trust Agreement. As of January 1, 1999, we adopted the Harris & Harris Pension Plan and Trust, a money purchase plan which would allow us to stay compliant with the 401(k) top-heavy regulations and deduction limitation regulations. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 which has increased the deduction limits for plans such as the 401(k) Plan. This Act eliminates the need for us to maintain two separate plans. Effective December 31, 2001, the Pension Plan merged into the 401(k) Plan, with the 401(k) Plan being the surviving plan. Contributions to the plan are at our discretion.

         On June 30, 1994, we adopted a plan to provide medical and dental insurance for retirees, their spouses and dependents who, at the time of their retirement, have ten years of service with us and have attained 50 years of age or have attained 45 years of age and have 15 years of service with us. On February 10, 1997, we amended this plan to include employees who "have seven full years of service and have attained 58 years of age." The coverage is secondary to any government provided or subsequent employer provided health insurance plans. The annual premium cost to us with respect to the entitled retiree shall not exceed $12,000, subject to an index for inflation. Based upon actuarial estimates, we provided an original reserve of $176,520 that was charged to operations for the period ending June 30, 1994. As of March 31, 2004, we had a reserve of $555,129 for the plan. Recent changes to the Medicare program may affect our costs under this plan. In accordance with FASB Staff Position 106-1, our estimates of the obligation under this standard do not reflect these changes. Specific authoritative guidance regarding these changes is pending and when issued, could require us to change previously reported information.

         We are making the following disclosures about our plan to provide medical and dental insurance for retirees.


                         Reconciliation of Accumulated
                       Postretirement Benefit Obligations

   Projected accumulated postretirement
      benefit obligation at January 1, 2004.............         $525,288
        Service cost....................................           15,988
        Interest cost...................................            7,848

   Projected accumulated postretirement
      benefit obligation at March 31, 2004..............         $549,124

         On March 20, 2003, in order to begin planning for eventual management succession, the Board of Directors voted to establish a mandatory retirement plan for individuals who are employed by us in a bona fide executive or high policy-making position. There are currently two such individuals, the Chairman and CEO, and the President and COO. Under this plan, mandatory retirement will take place effective December 31 of the year in which the eligible individuals attain the age of 65. On an annual basis beginning in the year in which the designated individual attains the age of 65, a committee of the Board consisting of non-interested directors may determine to postpone the mandatory retirement date for that individual for one additional year for our benefit.

         Under applicable law prohibiting discrimination in employment on the basis of age, we can impose a mandatory retirement age of 65 for our executives or employees in high policy-making positions only if each employee subject to the mandatory retirement age is entitled to an immediate retirement benefit at retirement age of at least $44,000 per year. The benefits payable at retirement to Charles E. Harris, our Chairman and Chief Executive Officer, and Mel P. Melsheimer, our President, Chief Operating Officer and Chief Financial Officer, under our existing retirement plans do not equal this threshold. Mr. Harris has offered, for our benefit, to waive his right to exclude certain other benefits from this calculation, which makes it unlikely that any provision will have to be made for him in order for us to comply with this threshold requirement. For Mr. Melsheimer, however, a new plan was established to provide him with the difference between the benefit required under the age discrimination laws and that provided under our existing plans. The expense to us of providing the benefit under this new plan is currently estimated to be $450,000. This benefit will be unfunded, and the expense is being amortized over the fiscal periods through the year ended December 31, 2004.

NOTE 6.  INCOME TAXES
---------------------

         Provided that a proper election is made, a corporation taxable under Subchapter C of the Internal Revenue Code (a "C Corporation") that elects to qualify as a RIC continues to be taxable as a C Corporation on any gains realized within 10 years of its qualification as a RIC (the "Inclusion Period") from sales of assets that were held by the corporation on the effective date of the RIC election ("C Corporation Assets") to the extent of any gain built into the assets on such date ("Built-In Gain"). (If the corporation fails to make a proper election, it is taxable on its Built-In Gain as of the effective date of its RIC election.) We had Built-In Gains at the time of our qualification as a RIC and made the election to be taxed on any Built-In Gain realized during the Inclusion Period. Prior to 1999, we incurred ordinary and capital losses from operations. After our election of RIC status, those losses remained available to be carried forward to subsequent taxable years. We have previously used loss carryforwards to offset Built-In Gains. As of January 1, 2004, we had $501,640 of pre-1999 loss carryforwards remaining and $4,663,457 of unrealized Built-In Gains remaining.

         Continued qualification as a RIC requires us to satisfy certain investment asset diversification requirements in future years. Our ability to satisfy those requirements may not be controllable by us. There can be no assurance that we will qualify as a RIC in subsequent years.

         To the extent that we retain capital gains and declare a deemed dividend to shareholders, the dividend is taxable to the shareholders. We would pay tax, at the corporate rate, on the distribution, and the shareholders would receive a tax credit equal to their proportionate share of the tax paid. We took advantage of this rule for 2001. Our financial statements for 2001 include a tax liability of $290,748. The taxes paid by our shareholders as a result of our deemed dividend declaration 2001 ($271,467) are reflected as a deduction to the additional paid-in capital in our Consolidated Statement of Assets and Liabilities, rather than an expense in the Consolidated Statement of Operations.

         We pay federal, state and local taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is taxed as a C Corporation.

         During the three months ended March 31, 2004, we accrued a net tax provision of $6,796.

         For the three months ended March 31, 2004, and 2003, our income tax provision was allocated as follows:


                                                 Three Months Ended    Three Months Ended
                                                   March 31, 2004        March 31, 2003


Investment operations                            $         0            $         0
Net realized gain on investments                       6,796                  2,973
Net decrease in unrealized
      appreciation on investments                          0                      0
                                                 ------------           -------------
Total income tax provision                       $     6,796            $     2,973

The above tax provision consists of
the following:

Current                                          $     6,796            $     2,973
Deferred - Federal                                         0                      0
                                                 ------------           -------------
Total income tax provision                       $     6,796            $     2,973
                                                 ===========            ===========


         Our net deferred tax liability at March 31, 2004, and December 31, 2003, consists of the following:


                                                    March 31, 2004      December 31, 2003


Tax on unrealized appreciation on investments      $      844,918        $     844,918
Net operating loss and capital carryforward              (175,574)            (175,574)
                                                   ---------------       --------------
Net deferred income tax liability                  $      669,344        $     669,344
                                                   ===============        ==============



NOTE 7.  COMMITMENTS
--------------------

         During 1993, we signed a 10-year lease for office space, which lease expired on July 31, 2003. On April 17, 2003, we signed a seven-year sublease for office space at 111 West 57th Street in New York City to replace the expired lease. Total rent expense was $200,711 for 2003. Future minimum sublease payments in each of the following years are: 2004 - $134,816; 2005 - $138,187; 2006 - $141,641; 2007 - $145,182; 2008 - $148,811; and thereafter, for the remaining term - $203,571.

NOTE 8.  ASSET ACCOUNT LINE OF CREDIT
-------------------------------------

         On November 19, 2001, we established an asset account line of credit. The asset account line of credit is secured by government and government agency securities. Under the asset account line of credit, we may borrow up to 95% of the current value of the government and government agency securities with which we secure the line. Our available line of credit at March 31, 2004, was $30,032,603. Our outstanding balance under the asset account line of credit at March 31, 2004, and March 31, 2003, was $0 and $7,724,207, respectively. The asset account line of credit bears interest at a rate of the Broker Call Rate plus 50 basis points.

NOTE 9.  SUBSEQUENT EVENTS
--------------------------

         On April 13, 2004, we filed an amended registration statement with the Securities and Exchange Commission on Form N-2 with respect to shares of our Common Stock. After the effective date, the Common Stock may be sold at prices and on terms to be set forth in one or more supplements to the prospectus from time to time.

         On April 13, 2004, we wired $150,000 into an escrow account in anticipation of making a follow-on investment in the form of a Convertible Bridge Note of a privately held portfolio company.

         On April 20, 2004, we made a $75,901 follow-on investment in the form of a Convertible Bridge Note of a privately held portfolio company.

         On May 7, 2004, we made a $50,000 follow-on investment in a privately held portfolio company and a $250,000 initial investment in a privately held portfolio company.

         On May 10, 2004, we made a $12,091 follow-on investment in a privately held portfolio company by purchasing shares from selling shareholders.

NOTE 10.  OTHER
---------------

         We have a total of $255,486 of funds in escrow as a result of the merger of NanoGram Devices Corporation and a wholly owned subsidiary of Wilson Greatbatch Technologies, Inc. The funds are being held for one year in an interest-bearing escrow account to secure the indemnification obligations of the former stockholders of NanoGram Devices Corporation. We set up a reserve of 100% of the $255,486.


--------------------------------------------------------------------------------------------------------------------------
                                    CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------------

                                                         ASSETS
                                                                                      March 31, 2003    December 31, 2002
                                                                                      (Unaudited)          (Audited)


Investments, at value (Cost: $38,148,077 at 3/31/03,
      $30,206,935 at 12/31/02)................................................     $   34,799,838     $    27,486,822
Cash and cash equivalents.....................................................            115,948           5,967,356
Restricted funds (Note 5).....................................................            762,532             756,944
Funds in escrow...............................................................                  0             750,000
Receivable from portfolio company.............................................                  0             786,492
Interest receivable...........................................................             22,086                 189
Income tax receivable.........................................................             72,546                   0
Prepaid expenses..............................................................             75,867              96,631
Other assets..................................................................            109,607             107,535
                                                                                   --------------     ---------------
Total assets..................................................................     $   35,958,424     $    35,951,969
                                                                                   ==============     ===============

                                                LIABILITIES & NET ASSETS
Accounts payable and accrued liabilities......................................     $    1,519,347     $     1,451,568
Payable to broker for unsettled trade.........................................                  0           5,696,725
Bank loan payable (Note 8)....................................................          7,724,207                   0
Accrued profit sharing (Note 3)...............................................              1,523              15,233
Deferred rent.................................................................              3,084               5,397
Current income tax liability..................................................                  0             857,656
Deferred income tax liability (Note 6)........................................            669,344             669,344
                                                                                   --------------     ---------------
Total liabilities.............................................................          9,917,505           8,695,923
                                                                                   --------------     ---------------
Commitments and contingencies (Note 7)

Net assets....................................................................     $   26,040,919     $    27,256,046
                                                                                   ==============     ===============

Net assets are comprised of:
Preferred stock, $0.10 par value,
      2,000,000 shares authorized; none issued................................     $            0     $             0
Common stock, $0.01 par value, 25,000,000 shares authorized;
      13,327,585 issued at 3/31/03 and 12/31/02...............................            133,276             133,276
Additional paid in capital (Note 4)...........................................         32,845,872          32,845,872
Additional paid in capital - common stock warrants............................            109,641             109,641
Accumulated net realized gain.................................................            550,819           1,137,820
Accumulated unrealized appreciation of investments, net of
      deferred tax liability of $844,918 at 3/31/03 and 12/31/02..............         (4,193,158)         (3,565,032)
Treasury stock, at cost (1,828,740 shares at 3/31/03 and 12/31/02)............         (3,405,531)         (3,405,531)
                                                                                   --------------     ---------------
Net assets....................................................................     $   26,040,919     $    27,256,046
                                                                                   ==============     ===============
Shares outstanding............................................................         11,498,845          11,498,845
                                                                                   ==============     ===============
Net asset value per outstanding share.........................................     $         2.26     $          2.37
                                                                                   ==============     ===============




                          The accompanying notes are an integral part of these consolidated financial statements.



----------------------------------------------------------------------------------------------------------------------
                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                                         (Unaudited)
 ---------------------------------------------------------------------------------------------------------------------

                                                                              Three Months           Three Months
                                                                                  Ended                  Ended
                                                                              March 31, 2003         March 31, 2002
Investment income:


    Interest from unaffiliated issuers...............................      $     46,246            $     54,136
    Other income.....................................................            18,430                   5,326
                                                                           -------------           --------------
       Total investment income.......................................            64,676                  59,462

Expenses:
    Profit-sharing accrual (Note 3)..................................                 0                 127,959
    Salaries and benefits............................................           362,196                 255,376
    Administration and operations....................................            95,112                  87,902
    Professional fees................................................            67,158                  43,095
    Rent.............................................................            47,877                  42,724
    Directors' fees and expenses.....................................            56,365                  41,076
    Depreciation.....................................................             9,980                   5,948
    Custodian fees...................................................             2,187                   3,839
    Interest expense (Note 4)........................................             8,261                   7,776
                                                                           -------------           --------------
       Total expenses................................................           649,136                 615,695
                                                                           -------------           --------------
    Operating loss before income taxes...............................          (584,460)               (556,233)
    Income tax provision (Note 6)....................................                 0                       0
                                                                           -------------           --------------
Net operating loss...................................................          (584,460)               (556,233)

Net realized gain on investments:
    Realized gain on investments.....................................               432                 110,679
                                                                           -------------           --------------
       Total realized gain...........................................               432                 110,679
    Income tax provision (Note 6)....................................            (2,973)                (34,223)
                                                                           -------------           --------------
Net realized (loss) gain on investments..............................            (2,541)                 76,456
                                                                           -------------           --------------
Net realized loss....................................................          (587,001)               (479,777)

Net decrease in unrealized appreciation on investments:
    Decrease as a result of investment sales.........................                 0                       0
    Increase as a result of investment sales.........................                 0                       0
    Increase on investments held.....................................           227,838                  45,006
    Decrease on investments held.....................................          (855,964)               (602,163)
                                                                           -------------           --------------
       Change in unrealized appreciation on investments..............          (628,126)               (557,157)
    Income tax provision (Note 6)....................................                 0                       0
                                                                           -------------           --------------
    Net decrease in unrealized appreciation on investments...........          (628,126)               (557,157)
                                                                           -------------           --------------
Net decrease in net assets resulting from operations:
    Total............................................................      $  (1,215,127)          $ (1,036,934)
                                                                           ==============          ==============
                                                                           $       (0.11)          $      (0.12)
                                                                           ==============          ==============
Per outstanding share................................................






                   The accompanying notes are an integral part of these consolidated financial statements.




--------------------------------------------------------------------------------------------------------------------------
                                            CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                         (Unaudited)
--------------------------------------------------------------------------------------------------------------------------

                                                                             Three Months Ended      Three Months Ended
                                                                               March 31, 2003          March 31, 2002


Cash flows from operating activities:
Net decrease in net assets resulting from operations.................           $    (1,215,127)        $    (1,036,934)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
    Net realized and unrealized loss on investments..................                   627,694                 442,349
    Depreciation.....................................................                     9,980                   5,948

Changes in assets and liabilities:
    Restricted funds.................................................                    (5,588)                (72,947)
    Receivable from investment company...............................                   786,492                       0
    Funds in escrow..................................................                   750,000                       0
    Interest receivable..............................................                   (21,897)                     82
    Note receivable..................................................                         0                  10,487
    Current income tax receivable....................................                   (72,546)                      0
    Prepaid expenses.................................................                    20,764                 (56,284)
    Other assets.....................................................                    (2,072)                 17,627
    Accounts payable and accrued liabilities.........................                    67,779                  (9,597)
    Payable to broker for unsettled trade............................                (5,696,725)                      0
    Accrued profit sharing...........................................                   (13,710)                127,959
    Current income tax liability.....................................                  (857,656)               (256,875)
    Deferred rent....................................................                    (2,313)                 (2,313)
                                                                                ----------------        ----------------
Net cash used in operating activities................................                (5,624,925)               (830,498)

Cash flows from investing activities:
    Net (purchase) sale of short-term investments
       and marketable securities.....................................                (7,211,448)              6,753,035
    Proceeds from investments........................................                    12,088                 180,211
    Investment in private placements and loans.......................                  (750,000)             (2,425,000)
    Purchase of fixed assets.........................................                    (1,330)                 (1,821)
                                                                                ----------------        ----------------
Net cash (used in) provided by investing activities..................                (7,950,690)              4,506,425

Cash flows from financing activities:
    Payment of bank loan payable.....................................                         0              (3,449,037)
    Proceeds from bank loan payable..................................                 7,724,207                       0
                                                                                ----------------        ----------------
Net cash provided by (used in) financing activities..................                 7,724,207              (3,499,037)

Net increase (decrease) in cash and cash equivalents:
    Cash and cash equivalents at beginning of the period.............                 5,967,356                 135,135
    Cash and cash equivalents at end of the period...................                   115,948                 312,025
                                                                                ----------------        ----------------
Net (decrease) increase in cash and cash equivalents.................           $    (5,851,408)        $       176,890
                                                                                ===============         ===============

Supplemental disclosures of cash flow information:
        Income taxes paid............................................           $       565,000         $       290,748
        Interest paid................................................           $             0         $        11,108


                   The accompanying notes are an integral part of these consolidated financial statements.



--------------------------------------------------------------------------------------------------------------------------
                                       CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                         (Unaudited)
--------------------------------------------------------------------------------------------------------------------------

                                                                             Three Months Ended      Three Months Ended
                                                                               March 31, 2003          March 31, 2002
Changes in net assets from operations:


      Net operating loss.............................................           $       (584,460)       $       (556,233)
      Net realized gain (loss) on investments........................                     (2,541)                 76,456
      Net increase in unrealized appreciation
           on investments as a result of sales.......................                          0                       0
      Net decrease in unrealized appreciation on
           investments held..........................................                   (628,126)               (557,157)
                                                                                ----------------        ----------------
Net decrease in net assets resulting from operations.................                 (1,215,127)             (1,036,934)

Net increase (decrease) in net assets................................                 (1,215,127)             (1,036,934)
                                                                                ----------------        ----------------
Net assets:

      Beginning of the period........................................                 27,256,046              24,334,770
                                                                                ----------------        ----------------
      End of the period..............................................           $     26,040,919        $     23,297,836
                                                                                ================        ================













                   The accompanying notes are an integral part of these consolidated financial statements.



--------------------------------------------------------------------------------------------------------------------------
                                CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003
                                                       (Unaudited)
--------------------------------------------------------------------------------------------------------------------------

                                                                                   Method of       Shares/
                                                                                 Valuation (3)    Principal        Value
                                                                                 -------------    ---------        -----


Investments in Unaffiliated Companies (8)(9)(10) - 9.2% of total investments

Private Placement Portfolio (Illiquid) - 9.2% of total investments

AlphaSimplex Group, LLC (2)(12) - Investment advisory firm headed by
     Dr. Andrew W. Lo, holder of the Harris & Harris Group Chair at MIT
     Limited Liability Company interest............................................(D)                     --     $   4,301
Continuum Photonics, Inc. (1)(2)(6) - Develops optical networking components by merging cutting-edge materials, MEMS and
     electronics technologies - 3.73% of fully diluted equity
     Series B Convertible Preferred Stock..........................................(D)              2,000,000       123,394
Exponential Business Development Company (1)(2)(5)(12) --
     Venture capital partnership focused on early stage companies
     Limited partnership interest..................................................(A)                     --        25,000
Kriton Medical, Inc. (1)(2)(5)(6) - Develops ventricular assist devices -
     1.73% of fully diluted equity
     Series B Convertible Preferred Stock..........................................(D)                476,191             0
NanoGram Devices Corporation (1)(2)(4)(6) - Develops power
     components for biomedical applications by utilizing a patented nanomaterial synthesis process - 4.63% of fully diluted equity
     Series A-2 Convertible Preferred Stock........................................(B)                750,000       750,000
NanoOpto Corporation (1)(2)(6) - Develops high performance,
     integrated optical communications sub-components on a chip by utilizing patented nano-manufacturing technology -
     1.45% of fully diluted equity
     Series A-1 Convertible Preferred Stock........................................(D)                267,857       237,866
Nantero, Inc. (1)(2)(5)(6) - Develops a high density nonvolatile random access memory chip using nanotechnology - 4.15% of fully diluted equity
     Series A Convertible Preferred Stock..........................................(A)                345,070       489,999
NeoPhotonics Corporation (1)(2)(6) - Develops and manufactures planar optical devices and components using nanomaterials
     deposition technology - 1.76% of fully diluted equity
     Series D Convertible Preferred Stock..........................................(D)              1,498,802       320,071
Optiva, Inc. (1)(2)(5)(6) - Develops and commercializes nanomaterials for advanced applications - 1.99% of fully diluted equity
     Series C Convertible Preferred Stock..........................................(B)              1,249,999     1,250,000
                                                                                                                 -----------
Total Private Placement Portfolio (cost: $6,143,161).........................................................    $3,200,631
                                                                                                                 -----------
Total Investments in Unaffiliated Companies (cost: $6,143,161)...............................................    $3,200,631
                                                                                                                 -----------

                          The accompanying notes are an integral part of this consolidated schedule.



--------------------------------------------------------------------------------------------------------------------------
                                 CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003
                                                        (Unaudited)
--------------------------------------------------------------------------------------------------------------------------

                                                                                   Method of       Shares/
                                                                                 Valuation (3)    Principal        Value
                                                                                 -------------    ---------        -----


Investments in Unaffiliated Companies (8)(9)(11) - 25.7% of total investments

Private Placement Portfolio (Illiquid) - 25.7% of total investments

Agile Materials & Technologies, Inc. (1)(2)(5)(6) - Develops and sells variable integrated passive electronic equipment components -
     8.15% of fully diluted equity
     Series A Convertible Preferred Stock..........................................(A)              3,732,736      $1,000,000
Experion Systems, Inc. (1)(2)(5)(7) - Develops and sells
     software to credit unions - 12.86% of fully diluted equity
     Series A Convertible Preferred Stock..........................................(B)                294,118
     Series B Convertible Preferred Stock..........................................(B)                 35,294
     Series C Convertible Preferred Stock..........................................(B)                222,184      $1,037,000
Nanopharma Corp. (1)(2)(6) - Develops advanced nanoscopic drug delivery vehicles and systems - 14.69% of fully diluted equity
     Series A Convertible Preferred Stock..........................................(A)                684,516         350,000
Nanotechnologies, Inc. (1)(2)(5)(6) - Develops high-performance nanoscale materials for industry - 6.48% of fully diluted equity
     Series B Convertible Preferred Stock .........................................(A)              1,538,837         750,000
NeuroMetrix, Inc. (1)(2)(5) - Develops and sells medical devices for monitoring neuromuscular disorders - 12.10% of fully diluted equity
     Series A Convertible Preferred Stock..........................................(B)                875,000
     Series B Convertible Preferred Stock..........................................(B)                625,000
     Series C-2 Convertible Preferred Stock........................................(B)              1,148,100
     Series E Convertible Preferred Stock..........................................(B)                499,996
     Series E-1 Convertible Preferred Stock........................................(B)                235,521       5,075,426
Questech Corporation (1)(2)(5) - Manufactures and markets
     proprietary metal decorative tiles - 6.68% of fully diluted equity
     Common Stock..................................................................(B)                646,954
     Warrants at $5.00 expiring 11/15/04...........................................(B)                  1,966
     Warrants at $1.50 expiring 11/16/05...........................................(B)                  1,250
     Warrants at $1.50 expiring 12/14/06...........................................(B)                  8,500
     Warrants at $1.50 expiring 11/21/07...........................................(B)                  3,750         724,588
                                                                                                                   ----------
Total Private Placement Portfolio (cost: $9,359,300).........................................................      $8,937,014
                                                                                                                   ----------
Total Investments in Non-Controlled Affiliated Companies (cost: $9,359,300)..................................      $8,937,014
                                                                                                                   ----------






                          The accompanying notes are an integral part of this consolidated schedule.




----------------------------------------------------------------------------------------------------------------------------
                                  CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003
                                                         (Unaudited)
----------------------------------------------------------------------------------------------------------------------------

                                                                                Method of         Shares/
                                                                                Valuation (3)     Principal        Value
                                                                                -------------     ---------        -----

U.S. Government and Agency Obligations - 65.1% of total investments

     U.S. Treasury Bills - due date 04/10/03.......................................(K)           $3,450,000    $ 3,448,896
     U.S. Treasury Bills - due date 04/17/03.......................................(K)            5,100,000      5,097,195
     U.S. Treasury Bills - due date 04/24/03.......................................(K)            2,700,000      2,697,921
     U.S. Treasury Bills - due date 05/22/03.......................................(K)            3,700,000      3,694,080
     Federal Home Loan Bank Note - due date 02/15/05...............................(H)            7,700,000      7,724,101
                                                                                                               ------------
Total Investments in U.S. Government (cost: $22,645,616)...................................................    $22,662,193
                                                                                                               ------------
Total Investments - 100% (cost: $38,148,077)...............................................................    $34,799,838
                                                                                                               ------------






                          The accompanying notes are an integral part of this consolidated schedule.


-------------------------------------------------------------------------------
           CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2003
                                  (Unaudited)
-------------------------------------------------------------------------------

Notes to Consolidated Schedule of Investments


(1) Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

(2)  Legal restrictions on sale of investment.

(3) See Footnote to Schedule of Investments for a description of the Asset Valuation Policy Guidelines.

(4)  Initial investment was made during 2003.

(5) No changes in valuation occurred in these investments during the three months ended March 31, 2003.

(6) These investments are development stage companies. A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations or it has commenced such operations but has not realized significant revenue from them.

(7)  Previously named MyPersonalAdvocate.com, Inc.

(8) Investments in unaffiliated companies consist of investments in which the Company owns less than five percent of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which the Company owns more than five percent but less than 25 percent of the portfolio company. Investments in controlled affiliated companies consist of investments in which the Company owns more than 25 percent of the portfolio company.

(9) The percentage ownership of each portfolio company disclosed in the Consolidated Schedule of Investments expresses the potential equity interest in each such portfolio company. The calculated percentage represents the amount of the issuer's equity securities the Company owns or can acquire as a percentage of the issuer's total outstanding equity securities plus equity securities reserved for issued and outstanding warrants, convertible securities and all authorized stock options, both granted and ungranted.

(10) The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $6,143,161. The gross unrealized appreciation based on the tax cost for these securities is $1,140. The gross unrealized depreciation based on the tax cost for these securities is $2,943,670.

(11) (The aggregate cost for federal income tax purposes of investments in non-controlled affiliated companies is $9,359,300. The gross unrealized appreciation based on the tax cost for these securities is $2,414,044. The gross unrealized depreciation based on the tax cost for these securities is $2,836,330.

(12) Non-registered investment company.

         The accompanying notes are an integral part of this consolidated schedule.

-------------------------------------------------------------------------------

                FOOTNOTE TO CONSOLIDATED SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

ASSET VALUATION POLICY GUIDELINES

         The Company's investments can be classified into five broad categories for valuation purposes:

     (a)  EQUITY-RELATED SECURITIES

     (b) INVESTMENTS IN INTELLECTUAL PROPERTY OR PATENTS OR RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

     (c)  LONG-TERM FIXED-INCOME SECURITIES

     (d)  SHORT-TERM FIXED-INCOME INVESTMENTS

     (e)  ALL OTHER INVESTMENTS

         The Investment Company Act of 1940 (the "1940 Act") requires periodic valuation of each investment in the Company's portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

         The Company's Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

         The Company's Valuation Committee (formerly named the "Investment and Valuation Committee"), comprised of at least three or more independent Board members, is responsible for reviewing and approving the valuation of the Company's assets within the guidelines established by the Board of Directors.

         Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the assets of the Company, external measures of value, such as public markets or third-party transactions, are utilized whenever possible. Valuation is not based on long-term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

         The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

         The Company's valuation policy with respect to the five broad investment categories is as follows:

EQUITY-RELATED SECURITIES

         Equity-related securities are carried at value using one or more of the following basic methods of valuation:

         A. Cost: The cost method is based on the original cost to the Company. This method is generally used in the early stages of a company's development until significant positive or negative events occur subsequent to the date of the original investment that dictate a change to another valuation method. Some examples of such events are: (1) a major recapitalization; (2) a major refinancing; (3) a significant third-party transaction; (4) the development of a meaningful public market for the company's common stock; and (5) significant positive or negative changes in the company's business.

         B. Private Market: The private market method uses actual third-party transactions in the company's securities as a basis for valuation, using actual, executed, historical transactions in the company's securities by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         C. Public Market: The public market method is used when there is an established public market for the class of the company's securities held by the Company. The Company discounts market value for securities that are subject to significant legal and contractual restrictions. Other securities, for which market quotations are readily available, are carried at market value as of the time of valuation.

         Market value for securities traded on securities exchanges or on the Nasdaq National Market is the last reported sales price on the day of valuation. For other securities traded in the over-the-counter market and listed securities for which no sale was reported on that day, market value is the mean of the closing bid price and asked price on that day.

         This method is the preferred method of valuation when there is an established public market for a company's securities, as that market provides the most objective basis for valuation.

         D. Analytical Method: The analytical method is generally used to value an investment position when there is no established public or private market in the company's securities or when the factual information available to the Company dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of the Company's Valuation Committee members, based on the data available to them. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the financial condition and operating results of the company, the long-term potential of the business of the company, the values of similar securities issued by companies in similar businesses, the proportion of the company's securities owned by the Company and the nature of any rights to require the company to register restricted securities under applicable securities laws.


INVESTMENTS IN INTELLECTUAL PROPERTY OR PATENTS OR RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

         Such investments are carried at fair value using the following basic methods of valuation:

         E. Cost: The cost method is based on the original cost to the Company. Such method is generally used in the early stages of commercializing or developing intellectual property or patents or research and development in technology or product development until significant positive or adverse events occur subsequent to the date of the original investment that dictate a change to another valuation method.

         F. Private Market: The private market method uses actual third-party investments in intellectual property or patents or research and development in technology or product development as a basis for valuation, using actual executed historical transactions by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         G. Analytical Method: The analytical method is used to value an investment after analysis of the best available outside information where the factual information available to the Company dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of the Company's Valuation Committee members. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the results of research and development, product development progress, commercial prospects, term of patent and projected markets.

LONG-TERM FIXED-INCOME SECURITIES

         H. Fixed-Income Securities for which market quotations are readily available are carried at market value as of the time of valuation using the most recent bid quotations when available.

         Securities for which market quotations are not readily available are carried at fair value using one or more of the following basic methods of valuation:

         I. Fixed-Income Securities are valued by independent pricing services that provide market quotations based primarily on quotations from dealers and brokers, market transactions, and other sources.

         J. Other Fixed-Income Securities that are not readily marketable are valued at fair value by the Valuation Committee.

SHORT-TERM FIXED-INCOME INVESTMENTS

         K. Short-Term Fixed-Income Investments are valued at market value at the time of valuation. Short-term debt with remaining maturity of 60 days or less is valued at amortized cost.

ALL OTHER INVESTMENTS

         L. All Other Investments are reported at fair value as determined in good faith by the Valuation Committee.

         The reported values of securities for which market quotations are not readily available and for other assets reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic methods of valuation. They do not necessarily represent an amount of money that would be realized if the securities had to be sold in an immediate liquidation. Thus valuations as of any particular date are not necessarily indicative of amounts that may ultimately be realized as a result of future sales or other dispositions of investments held.

-------------------------------------------------------------------------------
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)
-------------------------------------------------------------------------------

NOTE 1.  THE COMPANY
--------------------

         Harris & Harris Group, Inc. (the "Company") is a venture capital investment company operating as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). A BDC is a specialized type of investment company under the 1940 Act. The Company operates as an internally managed investment company whereby its officers and employees, under the general supervision of its Board of Directors, conduct its operations.

         The Company elected to become a BDC on July 26, 1995, after receiving the necessary approvals. From September 30, 1992, until the election of BDC status, the Company operated as a closed-end, non-diversified investment company under the 1940 Act. Upon commencement of operations as an investment company, the Company revalued all of its assets and liabilities at fair value as defined in the 1940 Act. Prior to such time, the Company was registered and filed under the reporting requirements of the Securities and Exchange Act of 1934 as an operating company and, while an operating company, operated directly and through subsidiaries.

         Harris & Harris Enterprises, Inc. ("Enterprises") is a 100 percent wholly owned subsidiary of the Company. Enterprises holds the lease for the office space, which it subleases to the Company and an unaffiliated party; operates a financial relations and consulting firm; is a partner in Harris Partners I, L.P. and is taxed as a C corporation. Harris Partners I, L.P. is a limited partnership and owned, until December 31, 2002, a 20 percent limited partnership interest in PHZ Capital Partners L.P. The partners of Harris Partners I, L.P. are Enterprises (sole general partner) and Harris & Harris Group, Inc. (sole limited partner).

         The Company filed for the 1999 tax year to elect treatment as a Regulated Investment Company ("RIC") under Sub-Chapter M of the Internal Revenue Code of 1986 (the "Code") and qualified for the same treatment for 2000-2002. There can be no assurance that the Company will qualify as a RIC for 2003 and subsequent years or that if it does qualify, it will continue to qualify for subsequent years. In addition, even if the Company were to qualify as a RIC for a given year, the Company might take action in a subsequent year to ensure that it would be taxed in that subsequent year as a C Corporation, rather than as a RIC. As a RIC, the Company must, among other factors, distribute at least 90 percent of its investment company taxable income and may either distribute or retain its realized net capital gains on investments.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

         The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

         Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for investment companies and include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

         Cash and Cash Equivalents. Cash and cash equivalents include money market instruments with maturities of less than three months.

         Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission. Value, as defined in Section 2(a)(41) of the 1940 Act, is
(i) the market price for those securities for which a market quotation is readily available and (ii) for all other assets is as determined in good faith by, or under the direction of, the Board of Directors. (See "Asset Valuation Policy Guidelines" in the "Footnote to Consolidated Schedule of Investments.")

         Securities Transactions. Securities transactions are accounted for on the date the securities are purchased or sold (trade date); dividend income is recorded on the ex-dividend date; and interest income is accrued as earned. Realized gains and losses on investment transactions are determined on specific identification for financial reporting and tax reporting.

         Income Taxes. Prior to January 1, 1999, the Company recorded income taxes using the liability method in accordance with the provision of Statement of Financial Accounting Standards No. 109. Accordingly, deferred tax liabilities had been established to reflect temporary differences between the recognition of income and expenses for financial reporting and tax purposes, the most significant difference of which relates to the Company's unrealized appreciation on investments.

         The March 31, 2003 consolidated financial statements include a provision for deferred taxes on the remaining net built-in gains as of December 31, 1998, net of the unutilized operating and capital loss carryforwards incurred by the Company through December 31, 1998.

         The Company pays federal, state and local income taxes on behalf of its wholly owned subsidiary, Harris & Harris Enterprises, which is a C corporation. (See "Note 6. Income Taxes.")

         Estimates by Management. The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of March 31, 2003, and December 31, 2002, and the reported amounts of revenues and expenses for the three months ended March 31, 2003, and March 31, 2002. The most significant estimates relate to the fair valuations of investments for the three months ended March 31, 2003, and March 31, 2002. Actual results could differ from these estimates.

NOTE 3.  EMPLOYEE PROFIT SHARING PLAN
-------------------------------------

         On August 3, 1989, the shareholders of the Company approved the 1988 Long Term Incentive Compensation Plan (the "1988 Plan"). The Company's 1988 Plan was cancelled as of December 31, 1997, canceling all outstanding stock options and eliminating all potential stock option grants. As a substitution for the 1988 Plan, the Company adopted an employee profit-sharing plan.

         As of January 1, 1998, the Company implemented the Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "1998 Plan") that provided for profit sharing equal to 20 percent of the net realized income of the Company as reflected on the Consolidated Statements of Operations for such year, less the nonqualifying gain, if any. The 1998 Plan was terminated by the Company as of December 31, 1999, subject to the payment of any amounts owed on the 1999 realized gains under the 1998 Plan.

         In March 2000, the Company paid out 90 percent of the profit sharing in the amount of $1,024,696 on the 1999 realized gains; the remaining 10 percent or $113,855 was paid out in September 2000, upon the completion and filing of the Company's 1999 federal tax return.

         As of January 1, 2000, the Company implemented the Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "Plan") that provides for profit sharing by its officers and employees equal to 20 percent of the net realized income of the Company as reflected on the consolidated statements of operations of the Company for such year, less the nonqualifying gain, if any.

         Under the Plan, net realized income of the Company includes investment income, realized gains and losses, and operating expenses (including taxes paid or payable by the Company), but is calculated without regard to dividends paid or distributions made to shareholders, payments under the Plan, unrealized gains and losses, and loss carry-overs from other years ("Qualifying Income"). The portion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered nonqualifying gain, which reduces Qualifying Income.

         As soon as practicable following the year-end audit, the Compensation Committee (the "Committee") will determine whether, and if so how much, Qualifying Income exists for a plan year, and 90 percent of the Qualifying Income will be paid out to Plan participants pursuant to the distribution percentages set forth in the Plan. The remaining 10 percent will be paid out after the Company has filed its federal tax return for that year in which Qualifying Income exists.

         As of January 1, 2003, the Company implemented the Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "2002 Plan"). The shareholders of the Company approved the performance goals under the 2002 Plan in accordance with Section 162(m) of the Internal Revenue Code of 1986 ("Code"). The Code generally provides that a public company such as the Company may not deduct compensation paid to its chief executive officer or to any of its four most highly compensated officers to the extent that the compensation paid to any such officer/employee exceeds $1 million in any tax year, unless the payment is made upon the attainment of objective performance goals that are approved by the Company's shareholders.

         Under the 2002 Plan, net realized income of the Company includes investment income, realized qualifying gains and losses, and operating expenses (including taxes paid or payable by the Company), but is calculated without regard to dividends paid or loss carry-overs from other years ("Qualifying Income").

         Under the 2002 Plan, awards previously granted to the Plan's four current Participants (Messrs. Harris and Melsheimer and Mss. Shavin and Matthews, herein referred to as the "grandfathered participants") will be reduced by 10% with respect to "Non-Tiny Technology Investments" (as defined in the 2002 Plan) and by 25% with respect to "Tiny Technology Investments" (as defined in the 2002 Plan) and will become permanent. These reduced awards are herein referred to as "grandfathered participations." The amount by which such awards are reduced will be allocable and reallocable each year by the Compensation Committee ("Committee") among current and new participants as awards under the 2002 Plan. The grandfathered participations will be honored by the Company whether or not the grandfathered participant is still employed by the Company or is still alive (in the event of death, the grandfathered participations will be paid to the grandfathered participant's estate), unless the grandfathered participant is dismissed for cause, in which case all awards, including the grandfathered participations, will be immediately cancelled and forfeited. With regard to new investments and follow-on investments made after the date on which the first new employee begins participating in the 2002 Plan, both current and new participants will be required to be employed by the Company at the end of a plan year in order to participate in profit sharing on such investments with respect to such year.

         Notwithstanding any provisions of the 2002 Plan, in no event may the aggregate amount of all awards payable for any Plan Year during which the Company remains a "business development company" within the meaning of 1940 Act be greater than 20 percent of the Company's "net income after taxes" within the meaning of Section 57(n)(1)(B) of the 1940 Act. In the event the awards as calculated exceed such amount, the awards will be reduced pro rata.

         The 2002 Plan may be modified, amended or terminated by the Committee at any time. Notwithstanding the foregoing, the grandfathered participations may not be modified. Nothing in the 2002 Plan will preclude the Committee from naming additional participants in the 2002 Plan or, except for grandfathered participations, changing the Award Percentage of any Participant (subject to the overall percentage limitations contained in the 2002 Plan). Under the 2002 Plan, the distribution amounts for non-grandfathered investments for each officer and employee currently are as follows: Charles E. Harris, 10.790 percent; Mel P. Melsheimer, 4.233 percent; Douglas W. Jamison, 3.0 percent; Helene B. Shavin, 1.524 percent; and Jacqueline M. Matthews, 0.453 percent. In one case, for a former employee who left the Company for reason other than due to termination for cause, any amount earned will be accrued and may subsequently be paid to such participant.

         The grandfathered participations are set forth below:


                                                                Grandfathered Participations
                                                                ----------------------------
    Officer/Employee                             Non-Tiny Technology (%)             Tiny Technology (%)
                                                 -----------------------             -------------------


    Charles E. Harris                                   12.41100                          10.34250
    Mel P. Melsheimer                                    3.80970                           3.17475
    Helene B. Shavin                                     1.37160                           1.14300
    Jacqueline M. Matthews                                .40770                            .33975
    Total                                               18.00000                          15.00000


         Accordingly, an additional 2.00% of Qualifying Income with respect to grandfathered Non-Tiny Technology Investments, 5.00% of Qualifying Income with respect to grandfathered Tiny Technology Investments and the full 20.00% of Qualifying Income with respect to new investments are available for allocation and reallocation from year to year. Currently, Douglas W. Jamison is allocated 0.80% of the Non-Tiny Technology Grandfathered Participations and 2.00% of the Tiny Technology Grandfathered Participations.

         The Company calculates the profit-sharing accrual at each quarter end based on the realized and unrealized gains at that date, net of operating expenses for the year. Any adjustments to the profit-sharing accrual are then reflected in the Consolidated Statements of Operations for the quarter. The profit-sharing accrual is not paid out until the gains are realized. During the first quarter of 2003, the Company, under the Harris & Harris Group, Inc. Employee Profit-Sharing Plan, paid out 90 percent of the 2002 profit sharing in the amount of $13,710. The remaining 10 percent of the 2002 profit sharing, $1,523, will be paid out upon the completion and filing of the Company's 2002 federal tax return.

NOTE 4.  CAPITAL TRANSACTIONS
-----------------------------

         In 1998, the Board of Directors approved that, effective January 1, 1998, 50 percent of all Directors' fees be used to purchase Company common stock from the Company. However, effective March 1, 1999, the directors may purchase the Company's common stock in the open market, rather than from the Company.

         Since 1998, the Company has repurchased a total of 1,859,047 of its shares for a total of $3,496,388, including commissions and expenses, at an average price of $1.88 per share. These treasury shares were reduced by the purchases made by the Directors. On July 23, 2002, because of the Company's strategic decision to invest in tiny technology, the Board of Directors reaffirmed its commitment not to authorize the purchase of additional shares of stock in the foreseeable future.

         On July 8, 2002, the Company filed a final prospectus under Rule 497 of the Securities Act of 1933 with the SEC for the issuance of transferable rights to its shareholders. The rights allowed the shareholders to subscribe for a maximum of 2,954,743 new shares of the Company's common stock, of which 2,634,614 new shares were subscribed for pursuant to the rights offering. The actual amount of gross proceeds raised upon completion of the offer was $5,927,882; net proceeds were $5,643,470, after expenses of $284,412. The Company intends to invest, under normal circumstances, directly or indirectly, the net proceeds of the offer in accordance with its investment objectives and policies, within the 12 months following the receipt of such proceeds, depending on the available investment opportunities for the types of investments in which the Company principally invests.

         As of December 31, 2002, there are no distributable earnings. The difference between the book basis and tax basis components of distributable earnings is attributed to Built-In Gains generated at the time of the Company's qualification as a RIC (see Note 6. "Income Taxes") and after tax earnings that are not required to be distributed.

NOTE 5.  EMPLOYEE BENEFITS
--------------------------

         On October 19, 1999, Charles E. Harris signed an Employment Agreement with the Company (disclosed in a Form 8-K filed on October 27, 1999) (the "Employment Agreement"), which superseded an employment agreement that was about to expire on December 31, 1999. The Employment Agreement shall terminate on December 31, 2004 ("Term") subject to either an earlier termination or an extension in accordance with the terms; on January 1, 2000 and on each day thereafter, the Term extends automatically by one day unless at any time the Company or Mr. Harris, by written notice, decides not to extend the Term, in which case the Term will expire five years from the date of the written notice.

         During the period of employment, Mr. Harris shall serve as the Chairman and Chief Executive Officer of the Company; be responsible for the general management of the affairs of the Company and all its subsidiaries, reporting directly to the Board of Directors of the Company; serve as a member of the Board for the period of which he is and shall from time to time be elected or reelected; and serve, if elected, as President of the Company and as an officer and director of any subsidiary or affiliate of the Company.

         Mr. Harris is to receive compensation under his Employment Agreement in the form of base salary of $208,315 for 2000, with automatic yearly adjustments to reflect inflation. In addition, the Board may increase such salary, and consequently decrease it, but not below the level provided for by the automatic adjustments described above. Mr. Harris is also entitled to participate in the Company's Profit-Sharing Plan as well as in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites, and emoluments for which salaried employees are eligible. Under the Employment Agreement, the Company is to furnish Mr. Harris with certain perquisites which include a company car, membership in certain clubs and up to a $5,000 annual reimbursement for personal, financial or tax advice.

         The Employment Agreement provides Mr. Harris with life insurance for the benefit of his designated beneficiaries in the amount of $2,000,000; provides reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the contract; provides Mr. Harris and his spouse with long-term care insurance; and disability insurance in the amount of 100 percent of his base salary. These benefits are for the term of the Employment Agreement.

         The Employment Agreement provides for the Company to adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris. Under the SERP, the Company will cause an amount equal to one-twelfth of Mr. Harris's current annual salary to be credited each month (a "Monthly Credit") to a special account maintained for this purpose on the books of the Company for the benefit of Mr. Harris (the "SERP Account"). The amounts credited to the SERP Account will be deemed invested or reinvested in such mutual funds or U.S. Government securities as determined by Mr. Harris. The SERP Account will be credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments. Mr. Harris's benefit under the SERP will equal the balance in the SERP Account and such benefit will always be 100 percent vested (i.e., not forfeitable). Mr. Harris will determine the form and timing of the distribution of the balance in the SERP Account; provided, however, in the event of the termination, the balance in the SERP Account will be distributed to Mr. Harris or his beneficiary, as the case may be, in a lump-sum payment within 30 days of such termination. The Company will establish a rabbi trust for the purpose of accumulating funds to satisfy the obligations incurred by the Company under the SERP. The restricted funds for the SERP Plan total $762,532 as of March 31, 2003. Mr. Harris' rights to benefits pursuant to this SERP will be no greater than those of a general creditor of the Company.

         The Employment Agreement provides severance pay in the event of termination without cause or by constructive discharge and also provides for certain death benefits payable to the surviving spouse equal to the executive's base salary for a period of two years.

         In addition, Mr. Harris is entitled to receive severance pay pursuant to the severance compensation agreement that he entered into with the Company, effective August 15, 1990. The severance compensation agreement provides that if, following a change in control of the Company, as defined in the agreement, such individual's employment is terminated by the Company without cause or by the executive within one year of such change in control, the individual shall be entitled to receive compensation in a lump sum payment equal to 2.99 times the individual's average annualized compensation and payment of other welfare benefits. If Mr. Harris' termination is without cause or is a constructive discharge, the amount payable under the Employment Agreement will be reduced by the amounts paid pursuant to the severance compensation agreement.

         As of January 1, 1989, the Company adopted an employee benefits program covering substantially all employees of the Company under a 401(k) Plan and Trust Agreement. As of January 1, 1999, the Company adopted the Harris & Harris Pension Plan and Trust, a money purchase plan which would allow the Company to stay compliant with the 401(k) top-heavy regulations and deduction limitation regulations. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 which has increased the deduction limits for plans such as the 401(k) Plan. This Act eliminates the need for the Company to maintain two separate plans. Effective December 31, 2001, the Pension Plan merged into the 401(k) Plan, with the 401(k) Plan being the surviving plan. Contributions to the plan are at the discretion of the Company. During 2002, contributions to the plan that have been charged to salaries and benefits totaled approximately $51,500.

         On June 30, 1994, the Company adopted a plan to provide medical and health insurance for retirees, their spouses and dependents who, at the time of their retirement, have ten years of service with the Company and have attained 50 years of age or have attained 45 years of age and have 15 years of service with the Company. On February 10, 1997, the Company amended this plan to include employees who "have seven full years of service and have attained 58 years of age." The coverage is secondary to any government provided or subsequent employer provided health insurance plans. Based upon actuarial estimates, the Company provided an original reserve of $176,520 that was charged to operations for the period ending June 30, 1994. As of March 31, 2003, the Company had a reserve of $446,302 for the plan.

         On March 20, 2003, in order to begin planning for eventual management succession, the Board of Directors voted to establish a mandatory retirement plan for individuals who are employed by the Company in a bona fide executive or high policy making position. There are currently two such individuals, the Chairman and CEO, and the President and COO. Under this plan, mandatory retirement will take place effective December 31 of the year in which the eligible individuals attain the age of 65. On an annual basis beginning in the year in which the designated individual attains the age of 65, a committee of the Board consisting of non-interested directors may determine to postpone the mandatory retirement date for that individual for one additional year for the benefit of the Company.

         Under applicable law prohibiting discrimination in employment on the basis of age, the Company can impose a mandatory retirement age of 65 for its executives or employees in high policy-making positions only if each employee subject to the mandatory retirement age is entitled to an immediate retirement benefit at retirement age of at least $44,000 per year. The benefits payable at retirement to Charles E. Harris, the Company's Chairman and Chief Executive Officer, and Mel P. Melsheimer, the Company's President, Chief Operating Officer and Chief Financial Officer, under the Company's existing retirement plans do not equal this threshold. Mr. Harris has offered, for the benefit of the Company, to waive his right to exclude certain other benefits from this calculation, which makes it unlikely that any provision will have to be made for him in order for the Company to comply with this threshold requirement. For Mr. Melsheimer, however, a new plan must be established to provide him with the difference between the benefit required under the age discrimination laws and that provided under the Company's existing plans. The expense to the Company of providing the benefit under this new plan is currently estimated to be $450,000. This benefit will be unfunded, and the expense will be amortized over the fiscal periods through the year ended December 31, 2004.

NOTE 6.  INCOME TAXES
---------------------

         The Company elected Sub-Chapter M status for the year ended December 31, 1999. On February 23, 1999, the Company declared a cash dividend of $0.35 per share (for a total of $3,647,017), thereby distributing part of the long-term capital gain generated in 1999 by the sale of NBX Corporation to 3Com Corporation. Approximately $143,261 of the long-term capital gain for 1999 was not distributed during 1999. Accordingly, on September 20, 2000, the Company declared a $0.02 dividend (for a total of $184,817). For the year ended December 31, 1999, the Company incurred approximately $20,000 in excise taxes.

         Provided that a proper election is made, a corporation taxable under Sub-Chapter C of the Internal Revenue Code (a "C Corporation") that elects to qualify as a RIC continues to be taxable as a C Corporation on any gains realized within 10 years of its qualification as a RIC (the "Inclusion Period") from sales of assets that were held by the corporation on the effective date of the RIC election ("C Corporation Assets") to the extent of any gain built into the assets on such date ("Built-In Gain"). (If the corporation fails to make a proper election, it is taxable on its Built-In Gain as of the effective date of its RIC election.) The Company had Built-In Gains at the time of its qualification as a RIC and made the election to be taxed on any Built-In Gain realized during the Inclusion Period. Prior to 1999, the Company incurred ordinary and capital losses from its operations. After the Company's election of RIC status, those losses remained available to be carried forward to subsequent taxable years. The Company has previously used loss carryforwards to offset Built-In Gains. As of January 1, 2003, the Company had $501,640 of loss carryforwards remaining and $4,663,457 of unrealized Built-In Gains.

         Continued qualification as a RIC requires the Company to satisfy certain investment asset diversification requirements in future years. The Company's ability to satisfy those requirements may not be controllable by the Company. There can be no assurance that the Company will qualify as a RIC in subsequent years.

         To the extent that the Company retains capital gains, and declares a deemed dividend to shareholders, the dividend is taxable to the shareholders. The Company would pay tax, at the corporate rate, on the distribution, and the shareholders would receive a tax credit equal to their proportionate share of the tax paid. The Company took advantage of this rule for 2000 and 2001. The Company's financial statements for 2000 and 2001 include a tax liability of $5,709,884 and $290,748, respectively. The taxes paid by the Company's shareholders as a result of its deemed dividend declaration for 2000 ($5,688,896) and 2001 ($271,467) are reflected as a deduction to the additional paid-in capital in the Company's Consolidated Statement of Assets and Liabilities rather than an expense in the Consolidated Statement of Operations.

         During the three months ended March 31, 2003, the Company accrued a net tax provision of $2,973. The Company pays federal, state and local taxes on behalf of its wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is taxed as a C Corporation.

         For the three months ended March 31, 2003, and 2002, the Company's income tax provision was allocated as follows:


                                                                       Three Months Ended       Three Months Ended
                                                                         March 31, 2003           March 31, 2002


Investment operations..................................                    $          0              $          0
Net realized gain on investments.......................                           2,973                    34,223
Net decrease in unrealized appreciation on investments.                               0                         0
                                                                           ------------              ------------
Total income tax provision.............................                    $      2,973              $     34,223
                                                                           ============              ============

The above tax provision consists of
the following:

Current................................................                    $      2,973              $     34,223
Deferred - Federal.....................................                               0                         0
                                                                           ------------              ------------
Total income tax provision ............................                    $      2,973              $     34,223
                                                                           ============              ============

         The Company's net deferred tax liability at March 31, 2002, and December 31, 2001, consists of the following:

                                                                       March 31, 2003           December 31, 2002

Tax on unrealized appreciation on investments.........                 $      844,918             $      844,918
Net operating loss and capital carryforward...........                       (175,574)                  (175,574)
                                                                       ----------------           ---------------
Net deferred income tax liability.....................                 $      669,344             $      669,344
                                                                       ==============             ==============


NOTE 7.  COMMITMENTS AND CONTINGENCIES
--------------------------------------

         During 1993, the Company signed a 10-year lease with sublet provisions for office space. In 1995, this lease was amended to include additional office space. During 1999, the Company sublet this additional space to an unaffiliated party. Rent expense under this lease for the year ended December 31, 2002 was $178,561. Minimum lease payments in 2003 are $101,946.

NOTE 8.  ASSET ACCOUNT LINE OF CREDIT
-------------------------------------

         On November 19, 2001, the Company established an asset account line of credit of up to $12,700,000. The asset account line of credit is secured by the Company's government and government agency securities. Under the asset account line of credit, the Company may borrow up to 95 percent of the current value of its government and government agency securities. The Company's outstanding balance under the asset line of credit at March 31, 2003 and March 31, 2002 was $7,724,207 and $8,996,740 respectively. The asset line of credit bears interest at a rate of the Broker Call Rate plus 50 basis points. At March 31, 2003, the asset account line of credit accrued interest at a rate of 3.5%.

NOTE 9.  SUBSEQUENT EVENTS
--------------------------

         On April 1, 2003, the Company sold its investment in $7,700,000 of Federal Home Loan Bank Notes. The proceeds of $7,748,561 were used to repay the entire outstanding balance of $7,724,207 under the asset line of credit.

         On April 7, 2003, the Company invested $1,500,000 in Series C convertible preferred stock of privately held Nanosys, Inc. Nanosys, Inc. is focused on the development of nanotechnology-enabled systems incorporating novel and patent-protected zero and one-dimensional nanometer-scale materials such as nanowires, nanotubes and nanodots (quantum dots).

         On April 8, 2003, Kriton Medical, Inc. filed for Chapter 11 bankruptcy. The Company wrote off its investment in Kriton in 2002.

         The Company has entered into a seven-year sublease for office space in New York City to replace its existing lease which is expiring July 31, 2003. The Company plans to occupy this new space beginning in August 2003. The rent for the first 12 months will be $126,086.

NOTE 10.  INTERIM FINANCIAL STATEMENTS
--------------------------------------

         The interim financial statements of the Company have been prepared in accordance with the instructions to Form 10-Q and Article 10 of Regulations S-X. Accordingly, they do not include all information and disclosures necessary for a presentation of the Company's financial position, results of operations and cash flows in conformity with generally accepted accounting principles in the United States of America. In the opinion of management, these financial statements reflect all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the Company's financial position, results of operations and cash flows for such periods. The results of operations for any interim period are not necessarily indicative of the results for the full year. These financial statements should be read in conjunction with the financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

         Until              , all dealers effecting transactions in these
securities, whether or not participating in this offering, may be required to deliver a Prospectus and Prospectus Supplement. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

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                          HARRIS & HARRIS GROUP, INC.